UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

During the year ended December 31, 2015, the period of this report, the stock market suffered its first correction (a decline of at least 10%) since 2011.

Although volatility returned to the market, stocks recovered from their summer decline and the S&P 500 Index1 managed to climb back into positive territory, gaining 1.38% through the end of the year.

The correction in domestic markets came as a response to uncertainty abroad. Since China is the second-largest economy in the world, late-summer worries of a slowdown in its economy had far-reaching impacts. The full impact of that slowing growth remains to be seen. Markets stabilized within a few weeks and stocks continued their upward climb, continuing the six-year-old bull market that began in 2009.

From a broader perspective, a strong dollar, low oil prices, and central-bank policies influenced market movements throughout the period this report covers. Investors have been keeping a watchful eye on the U.S. Federal Reserve (the Fed) and international central banks, which continue to influence markets through quantitative-easing programs designed to support growth.

The Fed ended its own quantitative-easing program in late 2014, and its next influential move is to try to normalize interest rates, which have held near zero since 2008. The initial rate hike took place in mid-December, and continuing rate hikes generally are expected to continue at a gradual pace. Stocks took the initial rate hike in stride, however, rising rates are likely to be particularly impactful for fixed-income investors going forward, as bonds tend to be more sensitive to rate changes than equities.

As we begin 2016, we encourage you to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. As the volatility during the summer of 2015 proved, markets are unpredictable and it’s important to proactively build a portfolio that takes into account your unique investment goals and risk tolerances. Your financial advisor can help you find a fit within our family of mutual funds as you work toward those goals.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund inception 03/31/1983

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Balanced IA	0.18%	8.75%	6.01%
Balanced IB	-0.07%	8.48%	5.75%
S&P 500 Index	1.38%	12.57%	7.31%
Barclays Government/Credit Bond Index	0.15%	3.39%	4.47%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%	1.24%
Balanced HLS Fund Blended Index	1.13%	8.84%	6.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John C. Keogh

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Balanced HLS Fund returned 0.18% for the twelve-month period ended December 31, 2015, underperforming the Fund’s custom benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 1.13% for the same period. The S&P 500, Barclays Government/Credit Bond, and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Indices returned 1.38%, 0.15% and 0.05%, respectively. The Fund outperformed the -1.53% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. U.S. stocks retreated briefly early in 2015 – the market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The equity market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments. Within the S&P 500 Index, five of the ten sectors posted positive gains. Consumer Discretionary (+10%),

Healthcare (+7%), and Consumer Staples (+7%) posted the largest gains while Energy (-21%), Materials (-8%), and Utilities (-5%) lagged the broader index.

Fixed income markets were volatile over the twelve-month period as investors dealt with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the Fed’s first rate hike and its potential market implications during the year. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third and fourth quarters of 2015. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects on the global economy.

Many major central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program and the Chinese central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. As expected, the Fed raised rates in December, which marked an end to a seven-year period of near-zero interest rates, although the Federal Reserve Open Market Committee (FOMC) stated that the pace of interest-rate hikes would be very gradual and dependent on the direction of economic data.

Globally, most credit risk sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening bid-ask spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield, in particular, experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in, high yield mutual fund outflows. The Barclays Government/Credit Bond Index returned 0.15% for the period.

3

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed the S&P 500 Index and the fixed income portion of the Fund outperformed the Barclays Government/Credit Bond Index. Asset allocation detracted from benchmark-relative performance during the period. The Fund was generally overweight equities and fixed income and underweight cash relative to the Barclays Government/Credit Bond Index.

Equity underperformance versus the S&P 500 Index was driven primarily by security selection. Security selection in Consumer Discretionary, Energy and Industrials sectors detracted the most from relative performance; this was partially offset by strong selection in Consumer Staples and Financials. Sector allocation, which is a result of our bottom-up stock selection process, contributed positively to performance relative to the S&P 500 Index over the period. An overweight to Healthcare and an underweight to Energy contributed positively to relative performance, while an underweight to Consumer Discretionary and Consumer Staples detracted during the period.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Amazon.com (Consumer Discretionary), Southwestern Energy (Energy), and Marvell Technology (Information Technology). Shares of Amazon.com, a U.S.-based global ecommerce company, rose after the company reported better-than-expected first-quarter results. Not owning benchmark constituent Amazon.com detracted from benchmark-relative results, as the stock rose during the period. Our position in Southwestern Energy, an oil and natural gas company based in Texas, was weighed down by weakness in the Energy market. Moody’s also put several exploration and production companies, including Southwestern Energy, under review, and the stock traded lower on the news. Shares of Marvell, a U.S.-based manufacturer of consumer semiconductor products, fell as earnings were weak in the third quarter due to poor end-market demand and lower revenue in their storage and networking businesses. Accounting concerns have also weighed on the stock as the company has delayed reporting earnings. Marathon Oil (Energy) also detracted from absolute results during the period.

Top contributors to relative performance in the equity portion of the Fund during the period were Maxim Integrated (Information Technology), Kraft Foods (Consumer Staples), and UCB SA (Healthcare). Maxim Integrated, a U.S.-based semiconductor manufacturer, saw its share price rise as the company reported earnings results that were modestly ahead of expectations and provided earnings guidance that implied better than expected sales trends in future quarters. Kraft Foods, a packaged food company, outperformed this year following the news that the company would merge with Heinz in a deal led by 3G Capital and Berkshire Hathaway. The stock price of UCB SA, a Belgium-based pharmaceutical company, rose this year in particular due to a strong earnings announcement in October. The company posted strong sales of its core drugs, as revenues for the first nine months of the year jumped 19%, and it raised its full year outlook. The Fund’s holdings in Microsoft (Information Technology) and Alphabet (Information Technology) also contributed positively on an absolute basis.

Outperformance of the fixed income portion of the Fund relative to the Barclays Government/Credit Bond Index during the period was driven by security selection in investment grade corporate credit, particularly within Industrials, and non-corporate investment grade credit. Security selection in high yield credit also contributed positively to relative returns. An out-of-benchmark allocation to asset-backed securities (ABS) also modestly contributed to relative returns during the period. The Fund’s duration and yield curve positioning detracted from results relative to the Barclays Government/Credit Bond Index as rates rose across the yield curve.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking forward to 2016, we perceive increased geopolitical uncertainty globally, with increasing tensions in the Middle-East and Russia, as well as the slowdown in China being key recent examples. We expect to continue to seek what we consider to be balance in the portfolio to allow for upside potential while limiting downside risk. For example, in the equity portion of the Fund, while we believe some bank and insurance equities may benefit from prospective rate increases, we maintain exposure to other sectors of the market that are less interest rate sensitive. We are monitoring developments and focusing on company specific catalysts as a basis for each position.

Healthcare and Telecommunication Services represented our largest sector overweight and underweight, respectively, in the equity portion of the Fund at the end of the period. On the fixed income side we ended the period with a moderately pro-cyclical risk posture, continuing to favor financial issuers within investment grade credit. We continued to be underweight U.S. Treasuries and continued to hold out-of-benchmark allocations to agency mortgage-backed securities, commercial mortgage backed securities (CMBS), and ABS.

At the end of the period, the Fund’s equity exposure was at 63% compared to 60% in its benchmark.

4

Hartford Balanced HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	63.4%

Total	63.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.7%
Corporate Bonds	17.0
Foreign Government Obligations	0.2
Municipal Bonds	1.3
U.S. Government Agencies	1.0
U.S. Government Securities	14.1

Total	35.3%

Short-Term Investments	1.3
Other Assets & Liabilities	0.0

Total	100.0%

5

Hartford Capital Appreciation HLS Fund inception 04/02/1984

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Capital Appreciation IA	1.02%	9.59%	7.11%
Capital Appreciation IB	0.79%	9.32%	6.85%
Capital Appreciation IC	0.53%	9.05%	6.58%
Russell 3000 Index	0.48%	12.18%	7.35%
S&P 500 Index	1.38%	12.57%	7.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.66%, 0.91% and 1.16%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

6

Hartford Capital Appreciation HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director, Associate Director of Investment Strategy & Risk

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director, Director of Investment Strategy & Risk

Wellington Management Company LLP

Francis J. Boggan, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Peter I. Higgins, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Philip W. Ruedi, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Capital Appreciation HLS Fund returned 1.02% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 0.48% for the same period and underperformed the Fund’s other benchmark, the S&P 500 Index, which returned 1.38% for the same period. The Fund also outperformed the -2.42% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetite increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained

7

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A transactions involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably by market-cap during the period, as small cap (-4%) and mid cap (-2%) equities underperformed large cap (+1%) equities as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. Within the Russell 3000 Index, Healthcare (+7%), Consumer Discretionary (+6%), and Consumer Staples (+6%) led the index higher while Energy (-23%), Materials (-10%), and Utilities (-5%) lagged on a relative basis during the period.

Sector allocation, a result of our bottom-up security selection process, contributed positively to performance relative to the Russell 3000 Index during the period. An underweight to the Energy sector and an overweight to the Healthcare, Information Technology, and Consumer Discretionary sectors contributed positively to returns relative to the Russell 3000 Index, which was partially offset by an underweight to Consumer Staples. Security selection detracted from performance relative to the Russell 3000 Index during the period. Selection was weakest within the Industrials, Consumer Discretionary, and Materials sectors. This was partially offset by strong selection within the Healthcare and Consumer Staples sectors.

The top contributors to performance relative to the Russell 3000 Index during the period included Activision Blizzard (Information Technology), Bristol-Myers (Healthcare), and Therapeutics MD (Healthcare). Shares of Activision Blizzard, U.S.-based electronic entertainment company, outperformed after it beat earnings forecasts. Shares of Bristol-Myers, a U.S.-based pharmaceutical company, rose during the period after reporting promising clinical trial data for skin cancer drug Opdivo (nivolumab). In addition the company reported better than expected results. Shares of Therapeutics MD, a company that manufactures and distributes products primarily for treating symptoms of menopause related hormone deficiency, outperformed after reporting stronger than expected results from one of their key Phase III trials. Amazon.com (Consumer Discretionary) was among the top absolute contributors during the period.

The largest absolute and relative detractors over the period were Micron Technology (Information Technology), Hertz Global Holding (Industrials), and Southwestern Energy (Energy). Shares of Micron Technology, a semiconductor manufacturer specializing in NAND Flash, Dynamic random-access memory (DRAM), and NOR Flash memory devices, fell amid investor concerns about demand and pricing in the PC market. Hertz Global Holding, a U.S.-based global car and equipment rental company, fell after the current year earnings consensus moved lower over the period. Shares of Southwestern Energy, a U.S.-based energy company engaged in natural gas and oil exploration, development, and production, underperformed due to lower crude prices, compounded by the company’s announcement of disappointing second quarter earnings.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite heightened volatility, we remain broadly positive about the outlook for global markets, driven by ongoing strength in developed economies where we believe buoyant consumption, recovering balance sheets, and accommodative policy should drive moderate growth. While the outlook for growth in China has become a lot more uncertain, we believe that China’s economy continues to grow, albeit at a lower rate of growth, with policy stimulus in areas like housing helping to offset weakness from commodities and exports. Given the increased level of uncertainty around this outcome, we will remain extremely vigilant about developments in this area. At the end of the period, our largest overweights were to the Healthcare, Consumer Discretionary, and Information Technology sectors, while our largest underweights were to Consumer Staples and Energy, relative to the Russell 3000 Index.

8

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.7%
Consumer Staples	5.2
Energy	3.8
Financials	18.2
Health Care	17.5
Industrials	10.3
Information Technology	20.9
Materials	3.7
Telecommunication Services	1.1
Utilities	1.8

Total	97.2%

Short-Term Investments	3.2
Other Assets & Liabilities	(0.4)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

9

Hartford Disciplined Equity HLS Fund inception 05/29/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Disciplined Equity IA	6.83%	14.94%	8.19%
Disciplined Equity IB	6.59%	14.65%	7.92%
S&P 500 Index	1.38%	12.57%	7.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

10

Hartford Disciplined Equity HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Disciplined Equity HLS Fund returned 6.83% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 1.38% for the same period. The Fund also outperformed the -0.57% average return of the Lipper Large Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably over the period by market-cap, as small cap (-4%) and mid cap (-2%) equities underperformed large cap (+1%) equities as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. During the twelve-month period, five of the ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+10%), Healthcare (+7%), and Consumer Staples (+7%).

The Fund outperformed the S&P 500 Index, during the period primarily due to strong security selection. Strong selection within Information Technology, Consumer Staples, and Industrials more than offset weaker selection within the Consumer Discretionary and Energy sectors. Sector allocation, which is a residual of our bottom-up security selection process, also contributed to relative returns during the period. An underweight allocation to the Energy sector and overweights to the Consumer Staples and Healthcare sectors more than offset the negative impact from an overweight to Utilities and not holding securities in Telecommunication Services.

The largest contributors to performance relative to the S&P 500 Index over the period were Activision Blizzard (Information Technology), Equifax (Industrials), and Omnicare (Healthcare). Shares of Activision Blizzard, a U.S.-based electronic entertainment company, rose during the period on strong earnings results from sales of video game titles. Shares of U.S.-based consumer credit rating agency Equifax rose sharply in February 2015 after management reported record fourth quarter and full year 2014 results. In addition, the board approved a 16% increase in the dividend, the fifth consecutive double-digit annual increase. Shares of Omnicare, a U.S.-based healthcare services company offering long term and specialty care services, rose during the period after it was announced the company was going to be acquired by CVS. The Fund sold out of its position in Omnicare over the period. Owning an overweight position in Alphabet (Information Technology), the U.S.-based holding company for Google, also contributed to absolute returns during the period.

The largest detractors from performance relative to the S&P 500 Index over the period were Amazon.com (Consumer Discretionary), Ralph Lauren (Consumer Discretionary), and Biogen (Healthcare). Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period, due to record-breaking results for its Prime,

11

Hartford Disciplined Equity HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Original Series, and Devices businesses, and healthy growth in Amazon Web Services, the company’s cloud computing service. Not owning this strong performing benchmark constituent detracted from relative returns during the period. Shares of Ralph Lauren, a U.S.-based producer of apparel, accessories, fragrances, and home furnishings, fell during the period after the company lowered its fiscal-year 2015 revenues guidance. Shares of U.S.-based global biotechnology company Biogen declined over the period due to health care industry-wide concerns about prescription drug prices, and disappointing revenue and earnings results driven by lower than expected sales of the company’s multiple sclerosis treatment. Shares of PVH Corp (Consumer Discretionary), a U.S.-based global apparel company, also detracted from performance on an absolute basis.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains in a period of moderate economic growth, led by a steady expansion of consumption, housing, and technology spending. However, we are starting to have some concerns about the health of the U.S. manufacturing sector. The ISM manufacturing index was below the 50 threshold that indicates expansion in November and December, as the stronger U.S. dollar and weak global demand continued to weigh on manufacturing activity. Ongoing weakness could have negative implications for sectors beyond Industrials. For instance, Financials could be adversely impacted if credit deteriorates in a long-term cycle of manufacturing weakness. Despite this risk, we believe there are plenty of reasons to remain optimistic about the U.S. economy. Employment trends remain very solid, cheap gasoline should support consumption, and housing is unlikely to be derailed by the Fed’s gradual pace of interest rate hikes, in our opinion.

Globally, we believe that China is still a risk and little has changed in that country, despite the recent headlines surrounding its volatile stock market. Chinese manufacturing contracted for the 10th straight month in December, but again, this is not a new development. China registered its slowest quarterly expansion since 2009 as GDP rose 6.9% year over year in the third quarter. The result was slightly higher than the 6.8% forecasted as strength in the services sector helped to offset weaker manufacturing. We may downgrade our view of this market if we begin to see a problem with China’s financial and banking system. To date, we do not see any evidence of this but we continue to monitor the situation closely.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process seek to build a portfolio that focuses largely on stock selection for generating benchmark outperformance relative to the S&P 500. We strongly believe that the portfolio is well-positioned to perform as we look forward to 2016. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Staples and Utilities sectors, and most underweight Energy, Telecommunication Services, and Financials relative to the S&P 500 Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	15.3
Energy	2.1
Financials	14.5
Health Care	15.4
Industrials	8.9
Information Technology	20.5
Materials	3.4
Utilities	4.4

Total	97.0%

Short-Term Investments	2.8
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

12

Hartford Dividend and Growth HLS Fund inception 03/09/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Dividend and Growth IA	-1.16%	11.13%	7.73%
Dividend and Growth IB	-1.41%	10.85%	7.47%
S&P 500 Index	1.38%	12.57%	7.31%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

13

Hartford Dividend and Growth HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Dividend and Growth HLS Fund returned -1.16% for the twelve-month period ended December 31, 2015, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 1.38% for the same period. The Fund outperformed the Russell 1000 Value Index, which returned -3.83% for the same period. The Fund also outperformed the -3.53% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably over the period by market-cap, as small cap (-4%) and mid cap (-2%) equities underperformed large cap (+1%) equities as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. During the twelve-month period, five of the ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+10%), Healthcare (+7%), and Consumer Staples (+7%).

Sector allocation, a result of our bottom up stock selection process, detracted from returns relative to the S&P 500 Index during the period. An underweight to the Consumer Discretionary and Information Technology sectors and an overweight to the Energy sector offset the positive impact of an underweight to Materials and an overweight to the Healthcare sector. Security selection also detracted from benchmark-relative returns during the period. Weak selection within Consumer Discretionary, Utilities, and Consumer Staples was only partially offset by strong selection within Information Technology and Financials.

The Fund’s top detractors from returns relative to the S&P 500 Index were Amazon.com (Consumer Discretionary), Marathon Oil (Energy), and Anadarko Pete (Energy). Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period, due

14

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

largely to better-than-expected first-quarter results, particularly in Amazon Web Services, the company’s cloud computing service. Not owning the strong performing benchmark constituent detracted from relative returns during the period. Shares of Marathon Oil, a U.S.-based oil and natural gas exploration and production (E&P) company with a major leasehold position in the Eagle Ford Shale formation in South Texas, fell due to a further decline in oil prices. Shares of Anadarko, an independent E&P company, fell during the period due to low commodity prices and the withdrawal of a takeover offer for competitor Apache, which weighed on the stock. Chevron (Energy) also detracted from absolute returns.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Eli Lilly (Healthcare), Microsoft (Information Technology), and Kinder Morgan (Energy). Shares of Eli Lilly, a U.S.-based company engaged in the drug manufacturing business, rose during the period as investors anticipated the company would announce positive long-term data on its Alzheimer’s drug. Shares of Microsoft, a U.S.-based developer of software products and services, rose during the period due to increasing optimism that the company’s cloud-based services and Windows 10 operating program could support stronger growth. Kinder Morgan, a pipeline transportation and storage company, underperformed during the period due to weakness in commodity prices. The company’s earnings outlook deteriorated, and management cut the dividend. Not owning the weak-performing benchmark constituent contributed to relative returns during the period. Alphabet (Information Technology) was among the top contributors to absolute performance.

Derivatives were not used in a significant manner in this Fund during this period and did not have a material impact on performance during the period.

What is the outlook?

We believe a sharp decline in oil prices has created a buying opportunity in the very depressed Energy sector. However, timing the bottom in this industry is very difficult, and we feel that it was important to shift to a modest overweight knowing we could be early. Weak global consumption did not slow overall production as quickly as anticipated, which led to heightened uncertainty about oil. During the period, we added to positions in companies we believe will benefit most from what we believe will be an eventual rebound in oil prices. We expect bankruptcies in smaller players to create opportunities for the stronger companies. We believe the price of oil may bottom in the next six to twelve months as oil companies reduce production, and expect the portfolio will be well positioned to advance with the recovery.

Looking ahead to 2016, we continue to seek what we consider to be investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor. At the end of the period, our largest overweights were to the Financials and Energy sectors, while we remained underweight the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.8%
Consumer Staples	8.4
Energy	8.8
Financials	23.0
Health Care	16.5
Industrials	11.9
Information Technology	15.0
Materials	2.3
Telecommunication Services	2.7
Utilities	4.4

Total	98.8%

Short-Term Investments	1.1
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

15

Hartford Global Growth HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Global Growth IA	8.04%	10.82%	5.80%
Global Growth IB	7.76%	10.54%	5.54%
MSCI World Growth Index	3.50%	9.19%	6.49%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.81% and 1.06%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

16

Hartford Global Growth HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Matthew D. Hudson, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Global Growth HLS Fund returned 8.04% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 3.50% for the same period. The Fund outperformed the 2.59% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities, as measured by the MSCI All Country World Index, fell over the twelve-month period. The rally in stocks that took place toward the beginning of the period came to a halt in the third quarter of 2015 as global equities tumbled. Equities surged in October, but stumbled in November and December and ended the period on a weak note. During the period, U.S. equities outperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Early in the period, there were many negative headlines causing investors to be uneasy. Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During

September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks. After much anticipation, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic development.

For the twelve-month period, growth stocks (+3.5%) outperformed value stocks (-4.11%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, six of ten sectors posted positive returns for the year. Consumer staples (+10%), Consumer Discretionary (+8%), and Healthcare (+8%) gained the most, while the Energy (-23%), Materials (-7%), and Industrials (-2%) sectors lagged the most on a relative basis.

The Fund’s outperformance relative to the MSCI World Growth Index was driven primarily by security selection, which contributed positively to relative results within all but two sectors. Selection within Consumer Discretionary and Healthcare was especially strong, more than offsetting weak selection within Industrials and Utilities. Sector allocation, a result of bottom-up security selection, also contributed to relative results over the period. Underweights to Energy, Industrials, and Materials contributed to relative performance, which was partially offset by an overweight to Financials and an underweight to Consumer Discretionary, which detracted from performance.

Top contributors to relative performance included Amazon (Consumer Discretionary), Activision Blizzard (Information Technology), and Pandora (Consumer Discretionary). Shares of Amazon, a U.S.-based online e-commerce company, rose on healthy results from the U.S. retail side of the business. In addition, results have been driven by stronger than expected growth in Amazon Web Service (“AWS”). AWS is an early leader in the relatively small but fast growing segment of the cloud-computing services sector. The share price of Activision Blizzard, a U.S.-based video gaming company, increased after successive quarterly earnings releases that

17

Hartford Global Growth HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

beat market expectations. The company also announced plans to acquire King Digital Entertainment as it seeks to increase its mobile gaming offerings. Shares of Denmark-based jewelry maker Pandora rose over the period. Pandora’s products, particularly bracelets and charms, benefited from repeat customer purchases. The company also experienced high organic revenue growth, which was driven by product expansion and store growth, particularly in underpenetrated regions. Alphabet (Information Technology), formerly known as Google, was a top absolute contributor during the period.

The top detractors from the Fund’s relative performance were Baidu (Information Technology), Alibaba (Information Technology), and ICICI Bank (Financials). Baidu, a leading Chinese-language Internet search provider, underperformed due to lower than expected earnings and continued concern around ability to crystalize margin expansion. Shares of Alibaba, a leading Chinese e-commerce company, declined due to more stock becoming ‘unlocked’ after the company’s initial public offering. We eliminated our positions in both Baidu and Alibaba during the period. The stock price of ICICI Bank, an Indian-based banking and financial services company, fell over the year as revenues fell short of expectations amid a strengthening U.S. Dollar and overall weakness within Indian equities. Top absolute detractors also included F5 Networks (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The global macroeconomic indicators that we track continue to point to slower growth, particularly in the large emerging markets of Brazil, Russia, and China where economic weakness has led to lower commodity pricing. We see relatively better growth in the U.S., where growth in U.S. gross domestic product is accelerating due to increased technology spending. Low inflation and energy prices plus an improving labor market and real wage growth support consumer confidence in the U.S. We remain sanguine about the impact from the Fed’s well-telegraphed and slow increase in interest rates which remain at the very low end of the historical range.

We believe the European economy continues to improve slowly, benefiting from lower energy and import prices and loose monetary policies which support stronger retail sales and housing activity. Bigger picture, however, we continue to be skeptical of Europe’s monetary union without a fiscal union or a unified decision-making authority to collect and spend taxes as well as unfavorable business regulations that weigh on economic growth.

Around the world, the risks that we are monitoring show higher stress in the credit system. Despite positive U.S. economic indicators, we have observed rising junk bond yields. In emerging markets, credit default swap spreads also have increased. We are increasingly concerned about the expanding credit bubble in China. Excess investment, high inventory, and tightening financial conditions with capital outflows and currency weakness all contribute to potential economic instability. We believe the Chinese government must resolve bad debts in the banking system soon to heal the credit cycle. Declining industry beer volumes, lower electricity consumption, weaker employment, and lower industrial production, in our opinion point to a slowing economy while it transitions from capital-intensive heavy industry to being more services-oriented. Financial risks in China weigh on the entire Asian region. Japan is in a technical recession following two quarters of negative growth in gross domestic product. Japan exports heavily to China and the Pacific Rim and thus is heavily exposed to China’s slowdown.

Our focus remains on stock selection that is driven by bottom-up, fundamental research, diligent meetings with the management of what we believe to be high quality, leading companies globally, and leveraging the deep research capabilities of our firm. Amidst the macro debates around the world (oil, currencies, China, monetary policy) and the volatility, we believe there should also be good opportunities. At the end of the period, our largest sector overweights continued to be to the Information Technology, Financials and Healthcare while we were most underweight Industrials, Materials, and Consumer Discretionary, relative to the MSCI World Growth Index.

Diversification by Country

as of December 31, 2015

Country	Percentage of Net Assets
Belgium	1.5%
British Virgin Islands	0.0
Canada	0.6
China	2.2
Denmark	1.8
France	1.4
Germany	2.3
Hong Kong	0.6
India	0.5
Ireland	1.6
Israel	1.4
Italy	0.6
Japan	5.0
Netherlands	0.6
Portugal	0.6
Sweden	1.1
Switzerland	3.7
Taiwan	1.0
United Kingdom	9.8
United States	62.3
Short-Term Investments	1.2
Other Assets & Liabilities	0.2

Total	100.0%

18

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Growth Opportunities IA	11.74%	14.89%	9.18%
Growth Opportunities IB	11.47%	14.60%	8.91%
Growth Opportunities IC	11.18%	14.32%	8.64%
Russell 3000 Growth Index	5.09%	13.30%	8.49%
Russell 1000 Growth Index	5.67%	13.53%	8.53%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.64%, 0.89% and 1.14%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

19

Hartford Growth Opportunities HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Growth Opportunities HLS Fund returned 11.74% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index, which returned 5.09% for the same period, and the Russell 1000 Growth Index, which returned 5.67% for the same period. The Fund also outperformed the 2.17% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably by market-cap during the period, as large cap (+1%) equities outperformed small cap (-4%) and mid cap (-2%) equities as measured by the S&P 500, Russell 2000, and S&P MidCap 400 Indices, respectively. Six out of ten sectors in the Russell 3000 Growth Index rose during the period. The Consumer Staples (+11%), Consumer Discretionary (+10%), and Information Technology (+9%) sectors gained the most while Energy (-38%) and Materials (-8%) were the weakest.

Security selection was the main driver of outperformance relative to the Russell 3000 Growth Index during the period. Security selection was strongest in the Consumer Discretionary, Information Technology, and Healthcare sectors and offset slightly by weaker stock selection in Consumer Staples and Materials. Sector allocation, a result of the bottom-up stock selection process, also contributed to benchmark-relative performance over the period, largely due to an underweight in Materials and overweight in Information Technology, which was only partially offset by the negative impact of an underweight to Consumer Staples.

The top contributors to performance relative to the Russell 3000 Growth Index during the period were Amazon.com (Consumer Discretionary), Netflix (Consumer Discretionary), and Uber (Information Technology). Shares of Amazon.com, a U.S.-based

20

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

global ecommerce company, outperformed as investors reacted favorably to strong profitability and improved gross margins, sending the shares higher over the period. Shares of Netflix, a subscription internet streaming company, more than doubled during the year as growth in international markets was stronger than expected. Shares of Uber Technologies, a private technology company that provides an innovative and disruptive ridesharing service, rose due to its continued growth trajectory. Facebook (Information Technology) was among other top absolute contributors. In aggregate, the Fund’s investments in private companies were a positive contributor to relative performance.

The top absolute and relative detractors from performance during the period included GoPro (Consumer Discretionary), Platform Specialty (Materials), and Baidu (Information Technology). Shares of GoPro, a U.S.-based company that produces mountable and wearable cameras and accessories, declined due a significant slowdown in sales and a delay in the release of its new product line. Shares of Platform Specialty, a U.S.-based chemical company, fell due to earnings weakness attributable the slowdown in global growth and the rising cost of capital which has an outsized impact on this acquisition driven growth company. Shares of Baidu, a leading Chinese-language Internet search provider, fell due to lack of margin expansion during the period and increasing competition.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite market concerns regarding the outlook for global growth at the end of the period, the U.S. economy remained on solid footing with healthy consumer confidence, robust employment and a strong housing market. We remain constructive on the U.S. economy for 2016. The long awaited liftoff in rates in the U.S. began in December. We expect any further increases in interest rates to be a gradual process and while something to watch, it hasn’t triggered a material change to portfolio holdings at this point.

At the end of the period, the Fund was most overweight the Healthcare and Financials sectors and most underweight the Consumer Discretionary and Consumer Staples sectors relative to the Russell 3000 Growth Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.4%
Consumer Staples	5.5
Energy	1.1
Financials	10.8
Health Care	23.3
Industrials	11.2
Information Technology	31.9
Materials	1.2

Total	99.4%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.8
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

21

Hartford Healthcare HLS Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Healthcare IA	13.21%	23.45%	12.71%
Healthcare IB	12.98%	23.14%	12.43%
S&P North American Health Care Sector Index	6.72%	20.85%	11.31%
S&P 500 Index	1.38%	12.57%	7.31%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.88% and 1.13%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

22

Hartford Healthcare HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Healthcare HLS Fund returned 13.21%, for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the S&P North American Healthcare Sector Index, which returned 6.72% for the same period. The Fund also outperformed the S&P 500 Index, which returned 1.38% for the same period. The Fund also outperformed the 9.07% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+7%) outperformed both the broader U.S. market (+1%) and the global equity market (0%) during the period, as measured by the S&P North American Healthcare Sector Index, S&P 500 Index and the MSCI World Index, respectively. Within the S&P North American Health Care Sector Index, small cap biopharma returned (-29%), mid cap biopharma returned (+8%), and large cap biopharma returned (+5%), while medical technology returned (+8%) and health services returned (+8%) as well during the period.

The Fund outperformed the S&P North American Health Care Sector Index over the period due primarily to positive security selection. Security selection was especially strong within biopharma across all three capitalization subcategories. Security selection was also positive in health care services over the period. Security selection within medical technology had a negative impact on benchmark-relative performance as did overall sector allocation. Overweights to small cap biopharma and a modest cash position in an upward trending market environment detracted from relative results during the period, more than offsetting an underweight to large cap biopharma and an overweight to medical technology which contributed positively to performance relative to the S&P North American Health Care Sector Index.

Anacor Pharmaceuticals (mid cap biopharma), Galapagos (mid cap biopharma), and Shionogi (large cap biopharma) contributed most to results relative to the S&P North American Health Care Sector Index over the period. Shares of Anacor Pharmaceuticals, a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to news that its topical treatment for nail fungus was approved. Shares of Galapagos, a Belgium-based biotechnology company, rose as excitement builds for several candidates in their drug pipeline, which include treatments for rheumatoid arthritis and cystic fibrosis. Shares of Shionogi, a Japan-based pharmaceutical firm, rose as the company benefited from continued strength in their HIV franchise. Bristol-Myers Squibb (large cap biopharma) was also a top contributor to absolute performance during the period, driven by strong momentum in their immuno-oncology franchise.

Tetraphase (small cap biopharma), Everyday Health (small cap biopharma), and Arena (small cap biopharma) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Tetraphase, a U.S.-based clinical stage biopharmaceutical company focused on the development of antibiotics, fell after a Phase 3 study for a drug in their development pipeline missed a primary endpoint. Everyday Health, a U.S.-based owner of a collection of consumer health information websites, saw its share price decline over the period as a result of execution challenges that impacted recent earnings results. Shares of Arena, a clinical-stage biopharmaceutical company based in the U.S., also fell on concerns for the outlook of their weight loss and smoking cessation drug. Cepheid (mid cap biopharma) was a top detractor from absolute performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

23

Hartford Healthcare HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

What is the outlook?

Looking forward, we expect more choppiness for the Healthcare sector in 2016. A number of issues may weigh on performance, including global macro factors as well as domestic political considerations, in particular related to pharmaceutical pricing.

For this period of potential market turmoil, our strategy is unchanged: namely, to seek to identify what we consider to be innovative companies that offer meaningful value to the healthcare system. In the biopharma space, our current preference, on the margin, is for mature companies with strong revenue growth, ample cash, and innovative and exciting pipelines. In healthcare products and services, we seek companies that will benefit from and/or facilitate the transition from a fee-for-service-based to a fee-for-value-based health care system.

We remain optimistic about the Healthcare sector overall. We believe that biomedical innovation is as robust as it has ever been. Evolving structures of healthcare markets globally may create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim stocks on strength and to add on weakness in order to seek to generate favorable returns while minimizing risk.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	1.3%
Health Care	96.1
Information Technology	0.2

Total	97.6%

Short-Term Investments	2.0
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

24

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
High Yield IA	-4.30%	4.57%	6.44%
High Yield IB	-4.56%	4.30%	6.17%
Barclays U.S. Corporate High Yield Bond Index	-4.47%	5.04%	6.96%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

25

Hartford High Yield HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford High Yield HLS Fund returned -4.30% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned -4.47% for the same period. The Fund underperformed the -4.01% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile over the twelve-month period as investors dealt with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the U.S. Federal Reserve Bank’s (Fed) first rate hike and its potential market implications. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third and fourth quarters of 2015. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects on the global economy.

Many major central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the Fed charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized in 2015 while emerging market growth languished, held back by a slowdown in Asia. Economic data in the Eurozone both improved and broadened out across countries; however, inflationary pressures were non-existent. The U.K. and Japan showed little sign of increased inflation despite the continued strength in their respective labor markets. In the U.S., data released during the period highlighted some conflicting themes affecting the economy. The fragile global economy, a stronger dollar, and falling oil prices created difficult conditions for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December. This widely anticipated rate hike marked an end to a seven-year period of near-zero interest rates, although the Federal Reserve Open Market Committee (FOMC) stated that the pace of interest-rate hikes would be very gradual and dependent on the direction of economic data. The FOMC seemingly achieved a smooth liftoff judging by the market’s relatively muted reaction following the announcement.

Globally, most credit risk sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening bid-ask spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield, in particular, experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in, high yield mutual fund outflows.

The Barclays U.S. Corporate High Yield Bond Index returned -4.47% for the twelve-months ended December 31, 2015 and underperformed duration equivalent treasuries by 5.77%. The Option-Adjusted Spread of the High Yield index was 6.60% on December 31, 2015, an increase of 1.77% from December 31, 2014.

The Fund outperformed the Barclays U.S. Corporate High Yield Bond Index, primarily as a result of sector allocation, due largely to underweight allocations to Metals and Mining and Energy as commodity prices remained volatile and fell sharply during the second half of the period. Our underweight to energy companies was a result of our view that many issuers had been voracious users of capital and we were concerned that many issuers were financing uncertain oil exploration projects with debt. Additionally, being overweight the Healthcare and Technology sectors contributed positively to benchmark-relative returns. On the other hand, having no exposure to the gaming sector detracted from relative returns over the period, because the sector posted strong returns. We maintained a cautious view on the sector due to recent increases in gaming capacity at a time when gaming revenues have been declining.

26

Hartford High Yield HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

In aggregate, security selection detracted modestly from benchmark-relative results during the period. Security selection was positive in the Energy and Financials sectors. Within Energy, we focused on issuers that we believed had attractive assets and the ability to withstand an extended low oil price environment. Within Financials, our holdings of the subordinated debt of European banks that we consider to have strong credit profiles generated positive returns during a volatile period. However, this selection was partially offset by our negative credit selection within the Metals and Mining sector, where the decline in commodity prices negatively impacted most holdings, including our holdings in U.S. steel manufacturers. Additionally, selection within Utilities and retail stores detracted from relative results over the period.

Our underweight to BB-rated bonds, which outperformed their lower-rated counterparts, detracted from relative performance during the period.

A modest cash position contributed positively to returns relative to the Barclays U.S. Corporate High Yield Bond Index during the period. Our credit default swap positions on the CDX index, which are used to tactically adjust our exposure to the market, had a modestly positive impact on relative performance during the period.

What is the outlook?

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. In many sectors, particularly those leveraged to U.S. consumer demand, we have a positive view based on what we consider to be attractive valuations and favorable company fundamentals. However, we remain cautious on many issuers in the Energy and Metals and Mining sectors. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy, and trends in bank lending standards across sectors. While we expect default rates to increase through 2016, we believe defaults are likely to stay contained to commodity-related sectors.

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.3%
Preferred Stocks	0.9

Total	1.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.5
Corporate Bonds	90.2
Senior Floating Rate Interests	1.5

Total	92.2%

Short-Term Investments	5.7
Other Assets & Liabilities	0.9

Total	100.0%

27

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
International Opportunities IA	1.88%	4.24%	5.59%
International Opportunities IB	1.65%	3.99%	5.33%
MSCI All Country World ex USA Index	-5.25%	1.51%	3.38%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.73% and 0.98%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

28

Hartford International Opportunities HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara E. Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford International Opportunities HLS Fund returned 1.88% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”), which returned -5.25% for the same period. The Fund outperformed the 0.24% average return of the Lipper International Multi-Cap Growth Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

International equities rebounded in the fourth quarter (+3.3%), but finished the year in the red (-5.3%), as measured by the MSCI AC World ex USA Index. Early in the period, there were many negative headlines causing investors to be uneasy. Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and questions again rose around Greece’s future in the European Union. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. During the first half of the fiscal year, the Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank (ECB) announced a €1.14 trillion open-ended sovereign debt quantitative easing program to combat record-low inflation and stimulate growth in Europe. In late June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors regarding Greece’s loan repayments broke down and Greece missed its scheduled loan payment due to the International Monetary Fund on June 30.

In the second half of the fiscal year, worries about an economic growth slowdown in China dominated the market narrative. Fears were amplified near the middle of August when China unexpectedly devalued its currency, triggering concerns about global disinflationary trends and a weaker-than-anticipated global growth backdrop. During September, Chinese manufacturing activity fell to its lowest level since 2009. Risk appetites were also dampened by the ECB’s cut in its Eurozone growth and inflation outlook and the downgrade of Brazil’s debt to below investment-grade. Global equities rallied in October amid increasing signs of extended monetary policy accommodation by major central banks. Geopolitical tensions flared up during November, including the terrorist attacks in Paris and the downing of a Russian warplane by the Turkish Air Force near the Syrian border. In December, the much anticipated monetary policy divergence came to fruition with the ECB and Bank of Japan (BoJ) announcing additional policy easing, while the U.S. Federal Reserve (Fed) initiated its well-telegraphed interest rates liftoff. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic development. Robust global merger and acquisition (M&A) activity continued to fuel bullish sentiment. 2015 global M&A volume surpassed the $5 trillion mark for the first time ever, eclipsing the previous annual record set in 2007 ($4.61 trillion).

Non-U.S. stocks, as measured by the MSCI AC World ex USA Index, fell during the period (-5.25%). Eight of ten sectors in the index posted negative returns during the period; Energy (-21%), Materials (-19%), and Utilities (-9%) fell the most, while Healthcare (+6%) and Consumer Staples (+5%) rose.

The Fund outperformed the MSCI AC World ex USA Index, due predominantly to security selection, while sector allocations also contributed. Security selection was strongest within the Financials, Healthcare, and Consumer Discretionary sectors. This was partially offset by weaker selection within the Information Technology and Energy sectors. Sector allocation, a result of our bottom-up security selection process, also contributed to performance relative to the MSCI AC World ex USA Index during the period. An overweight to the Healthcare sector and an underweight to the Materials and Energy sectors contributed to benchmark relative returns, which was partially offset by an underweight to Consumer Staples.

Top contributors to performance relative to the MSCI AC World ex USA Index during the period included Ono Pharmaceutical (Healthcare), Hong Kong Exchanges (Financials), and Nippon (Telecommunication Services). Ono Pharmaceutical, a Japan-based pharmaceutical company, is a developer of immuno-oncology treatments, and shares the rights and economics with Bristol-Myers Squibb on key immuno-oncology assets. The company’s shares performed well as the prospects for their immuno-oncology drug, Opdivo, remain positive as it expanded into multiple cancer indications. Shares of Hong Kong

29

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Exchanges, an operator of the only stock and futures exchange in Hong Kong and their related clearing houses, outperformed as further liberalization of the Chinese financial system drove a large increase in equity market trading volumes, which benefited the exchange’s profitability. The company has also benefited from increased trading volume generated by the new Hong Kong-Shanghai Connect program which facilitates trading between the Hong Kong Exchange and the Shanghai Exchange. The stock price of Nippon, a Japan-based company operating in wired and wireless telecommunications services, rose in the fourth quarter as the company lifted profit guidance for 2016 after their most recent quarterly results were better than anticipated.

The largest relative detractors from returns relative to the MSCI AC World ex USA Index included ICICI Bank (Financials), SK Hynix (Information Technology), and Cemex AB (Materials). Shares of ICICI Bank, an India-based bank and financial services company, underperformed as non-performing loans have been higher than market expectations. Shares of SK Hynix, a Korean semiconductor company, underperformed on concerns of a continued slowdown in PC sales and weak memory pricing. Cemex AB, a global cement company based in Mexico, saw its share price decline as the company continues to face difficult conditions for foreign exchange as well as weaker volumes in Mexico. China Life (Financials) was also an absolute detractor from performance during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our outlook for international equities moving forward has deviated little from three months ago. We believe growth will continue to be modest, but choppy, with more focus around the slowdown in China and the broader implications on the world economy. In Europe, the stance of the portfolio remains mostly unchanged from last quarter. We think Europe remains stable as the ECB continues its monetary expansion which has provided support for riskier assets. Domestic demand indicators remain fairly strong and we believe credit conditions should continue to support reasonable growth. We do think volatility will remain elevated overall as the global equity market continues adjusting to the current environment.

At the end of the period, relative to the MSCI AC World ex USA Index, we were most overweight Healthcare, Consumer Discretionary, and Information Technology, and most underweight Materials, Telecommunication Services, and Consumer Staples. On a regional basis, we ended the period with an overweight to Europe ex-UK and Japan. We ended the period underweight Asia Pacific ex Japan and the UK.

Currency Concentration of Securities

as of December 31, 2015

Description	Percentage of Net Assets
Brazilian Real	0.2%
British Pound	12.2
Canadian Dollar	6.3
Danish Krone	0.4
Euro	31.4
Hong Kong Dollar	4.5
Indian Rupee	4.8
Japanese Yen	16.9
South Korean Won	1.3
Swedish Krona	1.9
Swiss Franc	7.1
Taiwanese Dollar	2.6
United States Dollar	10.3
Other Assets & Liabilities	0.1

Total	100.0%

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.5%
Consumer Staples	8.3
Energy	6.0
Financials	26.1
Health Care	17.6
Industrials	9.2
Information Technology	10.1
Materials	1.3
Telecommunication Services	2.3
Utilities	1.6

Total	97.0%

Short-Term Investments	2.9
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

30

Hartford MidCap HLS Fund inception 07/14/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
MidCap IA	1.60%	11.72%	8.89%
MidCap IB	1.34%	11.43%	8.62%
S&P MidCap 400 Index	-2.18%	10.68%	8.18%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

31

Hartford MidCap HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap HLS Fund returned 1.60% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned -2.18% for the same period. The Fund also outperformed the -4.13% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably by market-cap during the period, as small cap equities (-4%) and mid cap equities (-2%) underperformed large cap equities (+1%), as represented by the Russell 2000, the S&P MidCap 400, and the S&P 500, Indices, respectively. Within the S&P MidCap 400 Index, only three out of ten sectors posted positive returns during the twelve-month period. The Healthcare (+10%), Financials (+5%), and Information Technology (+1%) sectors posted positive returns while the Energy (-33%), Materials (-13%), and Telecommunication Services (-13%) sectors lagged the most on a relative and absolute basis.

The Fund’s outperformance relative to the S&P MidCap 400 Index during the period was driven primarily by strong security selection. Strong security selection in the Information Technology, Financials, and Industrials sectors offset weaker selection in Consumer Discretionary. Sector allocation, a result of the bottom-up security selection process, also contributed to relative returns over the period. An overweight to Healthcare and an underweight to Materials contributed to relative returns, while an overweight to Energy and an underweight to Financials detracted from relative performance over the period.

Top contributors to relative and absolute performance during the period were Equifax (Industrials), Vantiv (Information Technology), and Genpact (Information Technology). Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, rose on strong revenues and earnings over the period. Shares of Vantiv, a U.S.-based merchant acquirer that connects businesses to credit card companies, rose over the period as they continued to benefit from the secular trend of moving away from payment by cash and check to electronic transactions. Genpact, an Indian company engaged in business process management, outsourcing, shared services and information outsourcing, outperformed over the period as they have seen solid

32

Hartford MidCap HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

client growth and signed two large transformational deals. Alkermes (Healthcare) was also a top absolute contributor over the period.

Top detractors from performance relative to the S&P MidCap 400 Index during the period were Nimble Storage (Information Technology), Genesee & Wyoming (Industrials), and Harley-Davidson (Consumer Discretionary). Shares of Nimble Storage, a U.S.-based firm that engineers and delivers data storage platforms, fell during the period. The company is facing margin pressures as it seeks to grow rapidly amidst intense competition. Genesee & Wyoming, a U.S.-based short line railroad operator, also underperformed over the period. The stock has been pressured by weak customer demand, particularly in commodities and Industrials, but we believe these pressures are temporary and we remain confident in the value of its assets and management’s capital allocation skill. Shares of Harley-Davidson, a U.S.-based motorcycle manufacturer, fell as the motorcycle retailer’s results fell far short of consensus estimates, sending the company’s shares to a two-year low. Apollo Education (Consumer Discretionary) was also a top absolute detractor over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While we believe the United States will remain the preferred market for investment on a global basis, emerging market fundamentals remain weak and China’s economic growth rate is adjusting to a new, long term rate. It is unclear whether recent industrial weakness in the U.S. will affect domestic consumer demand.

As a result of our bottom-up, company specific process based on FVE (fundamentals, valuation, and expectations), we ended the period overweight the Industrials, Healthcare, and Information Technology sectors. Our Industrial holdings include market leaders across transportation, waste disposal, temporary staffing, credit reporting agencies, and leading niche manufacturers. In the Healthcare sector, our past emphasis on biotech has shifted to devices and services with strong fundamentals driven by demographics and health care reforms. Within Information Technology, we have strong exposure to the cloud, the internet, merchant acquirers, and solar power. Our largest underweight at year-end was in the Financial sector, where we continue to find what we consider to be unattractive investments in real estate investment trusts.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.3%
Consumer Staples	0.7
Energy	5.6
Financials	16.7
Health Care	16.4
Industrials	23.2
Information Technology	20.6
Materials	3.2
Utilities	2.1

Total	99.8%

Short-Term Investments	0.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

33

Hartford MidCap Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
MidCap Value IA	-1.21%	10.47%	7.85%
MidCap Value IB	-1.45%	10.19%	7.58%
Russell 2500 Value Index	-5.49%	9.23%	6.51%
Russell MidCap Value Index	-4.78%	11.25%	7.61%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.84% and 1.09%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

34

Hartford MidCap Value HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford MidCap Value HLS Fund returned -1.21% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned -5.49% for the same period. The Fund also outperformed the Russell MidCap Value Index, which returned -4.78% for the same period. The Fund also outperformed the -4.13% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in gross domestic product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably by market-cap during the period, as small cap equities (-4%) and mid cap equities (-2%) underperformed large cap equities (+1%), as represented by the Russell 2000, the S&P MidCap 400, and the S&P 500, Indices, respectively. Within the Russell 2500 Value Index, only three out of ten sectors posted positive returns during the twelve-month period. The Energy (-41%), Materials (-21%), and Telecommunication Services (-11%) sectors performed the worst while the Healthcare (+7%), Financials (+2%), and Information Technology (-2%) sectors performed the best over the period.

The Fund’s outperformance relative to the Russell 2500 Value Index was driven by strong security selection. Positive stock selection within the Energy, Financials, and Consumer Discretionary sectors more than offset weaker stock selection within the Industrials and Utilities sectors. Sector allocation, a result of the bottom-up security selection process, detracted from relative results over the period, primarily due to an underweight to Financials and overweight allocations to Materials and Consumer Discretionary. An overweight to Healthcare and to Information Technology contributed positively to benchmark-relative performance over the period.

The largest contributors to absolute performance and performance relative to the Russell 2500 Value Index included Ono Pharmaceutical (Healthcare), Extra Space Storage (Financials), and Equity Lifestyle (Financials). Shares of Ono Pharmaceutical, a Japan-based biopharmaceutical company, rose over the period as the U.S. FDA approved their Opdivo drug for multiple cancer treatments during the year, including kidney and lung cancer indications. Shares of Extra Space Storage, a U.S.-based owner and operator of storage facilities, rose after the company reported second quarter 2015 results that beat consensus estimates and raised guidance for fiscal year 2015. Equity Lifestyle, a U.S.-based real estate investment trust (REIT) focused on owning and operating manufactured home communities and recreational vehicle (RV) resorts throughout North America, outperformed over the period due to strong earnings and steady growth in the RV market.

The largest detractors from absolute performance and performance relative to the Russell 2500 Value Index included Performance Sports

35

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

(Consumer Discretionary), Brookdale Senior Living (Healthcare), and Verint Systems (Information Technology). Shares of Performance Sports, a U.S.-based firm engaged in the design, manufacture and distribution of performance sports equipment, declined over the period due to the weakening Canadian dollar. Brookdale Senior Living, an operator of high quality senior living facilities in the U.S., underperformed due to possible regulation preventing companies from spinning off real estate assets into tax-advantaged REITs. The market had anticipated the company would unlock value through a spin-off, and the stock price declined on the news. Shares of Verint Systems, a U.S. provider of analytical software for the security and business intelligence markets, fell over the period due to weak earnings caused by elongated sales and approval cycles.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Following the initial Fed interest rate hike in late 2015, we believe that global equity markets will have a rocky start heading into 2016. The U.S. manufacturing economy finished 2015 in recessionary-like fashion with a December Purchasing Managers Index (PMI) of 48.2%, a steep decline from where we were a year ago. Fortunately, the service economy continues to grow and consumer spending is supported by job growth, accelerating wage growth and the lagged benefits of lower energy costs. We believe the negative impacts to the industrial economy from inventory destocking, the stronger dollar and the Energy sector should lessen in 2016; and government spending may add to growth relative to recent years. The global picture is much more complicated as China, Brazil and Russia unwind their excesses, and emerging markets generally feel the burden of rising debt levels. Led by the emerging markets, global nominal GDP growth has slowed to about half the rate that we averaged in the years prior to the global financial crises. We believe that the deflationary impact from this has pressured commodity prices, earnings, and interest rates and is now manifesting in higher credit spreads. Given less room for error we expect stock market volatility to remain high as investors remain anxious about increased vulnerability to any accident which could knock the economy off its course. While most of the traditional signals of imminent recession are not yet flashing red, it is also difficult to imagine catalysts for growth significantly above the base case. It also seems reasonable to expect the Fed to err on the side of caution in upcoming months in our opinion.

In terms of our approach going forward we acknowledge the elevated risk level. We may be less forgiving of companies falling short on fundamentals. As we have done in the Energy sector, if stress levels increase in other areas we will seek to upgrade to stocks of higher quality companies, while seeking to maintain our value discipline and seeking to not pay excessive safety premiums. We ended the period with the largest relative overweights in Consumer Discretionary,

Materials, and Information Technology and the largest underweights in Financials, Utilities, and Consumer Staples relative to the Russell 2500 Value Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.8%
Consumer Staples	1.7
Energy	5.8
Financials	32.2
Health Care	4.7
Industrials	12.9
Information Technology	11.2
Materials	8.8
Telecommunication Services	0.5
Utilities	6.0

Total	98.6%

Short-Term Investments	1.3
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

36

Hartford Small Company HLS Fund inception 08/09/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Small Company IA	-8.21%	9.66%	7.05%
Small Company IB	-8.45%	9.38%	6.79%
Russell 2000 Growth Index	-1.38%	10.67%	7.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

37

Hartford Small Company HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director, Equity Research Analyst

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Jamie A. Rome, CFA*

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

* Effective January 7, 2016, Jamie A. Rome is no longer a portfolio manager for the Fund.

How did the Fund perform during the period?

The Class IA shares of Hartford Small Company HLS Fund returned -8.21% for the twelve-month period ended December 31, 2015, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned -1.38% for the same period. The Fund also underperformed the -1.86% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably over the period by market-cap, as small cap (-4%) and mid cap (-2%) equities underperformed large cap (+1%) equities as measured by the Russell 2000, S&P MidCap 400, and the S&P 500 Indices, respectively. Growth (+5%) stocks outperformed value (-4%) stocks during the period, as measured by the Russell 3000 Growth and Russell 3000 Value Indices. Five of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Utilities (+16%), Healthcare (+9%), and Information Technology (+5%) performed best, while Energy (-35%), Materials (-17%), and Industrials (-12%) lagged the broader index.

38

Hartford Small Company HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Stock selection was the main driver of underperformance relative to the Russell 2000 Growth Index, primarily due to weak selection within the Information Technology, Industrials, and Healthcare sectors. This was partially offset by stronger selection in the Materials and Energy sectors. Sector allocation, which is the result of bottom-up stock selection, also detracted from relative returns, primarily due to an underweight to Healthcare and an overweight to the Industrials sector which offset the positive impacts of underweight allocations to the Consumer Discretionary and Consumer Staples sectors and an overweight to the Financials sector.

Top detractors from relative returns during the period included Platform Specialty (Materials), Kate Spade (Consumer Discretionary), and Swift Transportation (Industrials). Shares of Platform Specialty, a U.S.-based chemical company, and Swift Transportation, a trucking company, fell as widening bid-ask spreads in the U.S. high yield market led to a broad sell-off of levered companies. We transitioned the Fund’s investment in Swift Transportation to Knight Transportation in light of Knight’s stronger balance sheet in our opinion. Shares of Kate Spade, a U.S.-based designer and marketer of a range of accessories and apparel, fell during the period after the company reported in-store sales that missed expectations. Nomad Foods (Consumer Staples) was also a top detractor from absolute performance.

Top contributors to relative performance during the period included Anacor Pharmaceuticals (Healthcare), DexCom (Healthcare), and WNS (Information Technology). Shares of Anacor Pharmaceuticals, a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to the news that its topical treatment for nail fungus was approved. Shares of DexCom, a Healthcare equipment company, outperformed during the period after the company announced quarterly results that exceeded expectations on increasing patient additions and technology/equipment upgrades. Shares of WNS, a business process management services company, rose as growth in end market demand and a secular trend toward outsourcing routine business processes supported results. Tyler Technologies (Information Technology) contributed to absolute returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As 2016 begins, we plan to be focused on consistently applying and continuously refining our investment process. With a watchful eye on developments in China and high-yield markets in the U.S., we continue to seek to identify new and exciting opportunities in the small cap growth asset class. This year brought one of the most challenging market environments we have encountered, but we end the year believing the portfolio is well-positioned.

As a result of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Financials, Materials, and Energy sectors relative to the Russell 2000 Growth Index. The Fund ended the year most underweight the Healthcare, Consumer Discretionary, and Consumer Staples sectors relative to the Russell 2000 Growth Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.0%
Consumer Staples	1.1
Energy	2.0
Financials	15.3
Health Care	22.1
Industrials	13.2
Information Technology	23.9
Materials	5.5

Total	96.1%

Short-Term Investments	4.1
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

39

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	-4.73%	9.57%	6.95%
Small/Mid Cap Equity IB	-4.97%	9.29%	6.68%
Russell 2500 Index	-2.90%	10.32%	7.56%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information from December 4, 2006 through June 4, 2012 includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund. Performance information prior to December 4, 2006 represents performance of other previous sub-advisers.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB shares performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.85% and 1.10%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

40

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned -4.73% for the twelve-month period ended December 31, 2015, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned -2.90%. For the same period, the Fund also underperformed the -4.13% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period, although small and mid cap equities lagged, with the Russell 2500 Index posting negative returns. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Seven of the ten sectors in the Russell 2500 Index posted negative absolute returns during the period. Energy (-40%), Materials (-13%) and Telecommunication Services (-10%) fell the most while Healthcare (+10%), Information Technology (+2%), and Financials (+2%) posted positive returns for the year.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection, particularly in the Financials, Consumer Discretionary, and Information Technology sectors. This was partially offset by stronger stock selection in the Energy, Healthcare, and Industrials sectors. Overall sector positioning contributed positively to returns relative to the Russell 2500 Index during the period due primarily to an underweight to Materials and an overweight to Information Technology. An overweight to Energy and an underweight to Healthcare detracted from results relative to the Russell 2500 Index during the period.

The largest detractors from absolute performance and performance relative to the Russell 2500 Index during the period were Dillards (Consumer Discretionary), PDL BioPharma (Healthcare), and Meritor (Industrials). Shares of Dillards, a U.S.-based retailer, fell over the year as it missed revenue and earnings expectations multiple times and lowered forward earnings guidance, as it faces increased competition. PDL BioPharma is a firm based in the U.S. that manages a portfolio of patents and royalty assets, which it licenses out to biotechnology and pharmaceutical companies. The share price of PDL BioPharma fell as the company saw a drop-off in sales in the third quarter, in large part due to Valeant’s failure to pay contractual royalties on sales of Glumetza. PDL BioPharma is also facing questions on its future revenue stream as licensing deals to its top patents are expiring. Meritor, a U.S.-based manufacturer of automobile components, particularly for trucks, saw its share price fall in the second half of 2015 as it saw declines in its revenue year-over-year and as the entire heavy-truck component sector faced difficult conditions.

The largest contributors to absolute performance and performance relative to the Russell 2500 Index during the period were Anacor Pharmaceuticals (Healthcare), Alaska Air (Industrials), and Valero

41

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

(Energy). Shares of Anacor, a biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to approved topical treatment for nail fungus. Shares of U.S.-based airline Alaska Air rose as it continued to experience revenue growth and the company has added new routes while expanding capacity on its existing routes. The stock price of Valero, an independent oil refiner, soared during the period even as it has faced lower gasoline prices. Cheaper oil prices have allowed the company to expand its profit margin, even as overall revenues have fallen.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary and Financials sectors and most underweight the Healthcare and Information Technology sectors relative to the Russell 2500 Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.1%
Consumer Staples	2.6
Energy	3.4
Financials	26.5
Health Care	11.3
Industrials	15.0
Information Technology	14.4
Materials	5.5
Telecommunication Services	1.0
Utilities	4.3

Total	99.1%

Short-Term Investments	0.7
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

42

Hartford SmallCap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
SmallCap Growth IA	-0.55%	12.67%	8.22%
SmallCap Growth IB	-0.79%	12.39%	7.95%
Russell 2000 Growth Index	-1.38%	10.67%	7.95%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

43

Hartford SmallCap Growth HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford SmallCap Growth HLS Fund returned -0.55% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -1.38%. For the same period, the Fund also outperformed the -1.86% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the year as investors digested the impact of the rate increase and global economic developments.

Large cap equities (+1%) outperformed small cap equities (-4%) during the period, as measured by the S&P 500 and Russell 2000 Indices, respectively. Growth equities (+5%) outperformed value equities (-4%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value Indices, respectively. Five of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Utilities (+16%), Healthcare (+9%), and Information Technology (+5%) performed best, while Energy (-35%) and Materials (-17%) lagged the broader index.

Security selection was the primary driver of the Fund’s outperformance relative to the Russell 2000 Growth Index. Selection was strongest within the Information Technology, Healthcare, and Financials sectors and weakest within the Consumer Discretionary sector. Sector allocation, which is a result of bottom-up security selection, contributed modestly to relative results. Underweights to Consumer Discretionary and overweights to Consumer Staples and Financials contributed positively to benchmark-relative performance, while an underweight to Healthcare detracted.

Anacor (Healthcare), Heartland Payment (Information Technology), and DexCom (Healthcare) were top relative contributors to results relative to the Russell 2000 Growth Index over the period. Shares of Anacor, a biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to the recently approved (2014) topical treatment for nail fungus. Shares of Heartland Payment, a company that provides end-to-end electronic payment processing services to merchants, rose after Global Payments announced it would acquire Heartland for a substantial premium. Shares of DexCom, a Healthcare equipment company, outperformed during the period after the company announced quarterly results that exceeded expectations on increasing patient additions and technology/equipment upgrades.

44

Hartford SmallCap Growth HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

DexCom’s Management announced strong quarterly revenue growth and raised sales guidance for the full fiscal year. Top absolute contributors during the period also included Tyler Technologies (Information Technology).

The top relative detractors from performance relative to the Russell 2000 Growth Index over the period were Vince (Consumer Discretionary), Kate Spade (Consumer Discretionary), and Synageva (Healthcare). Shares of Vince, an apparel vendor primarily focused on high-end department stores, fell after company management positioned 2015 performance below Street expectations due to a slowdown in their wholesale business. Shares of Kate Spade, a U.S.-based designer and marketer of a range of accessories and apparel, fell during the period after the company reported in-store sales that missed expectations. Sales at the company’s brick-and-mortar stores rose 6% in the first quarter from a year ago, but analysts were expecting 8% growth. Shares of Synageva, a biopharmaceutical firm focused on developing therapies for patients with rare “orphan” diseases, outperformed on news of a merger with Alexion; not holding this benchmark constituent detracted from results. Swift Transportation (Industrials) and La Quinta Holdings (Consumer Discretionary) were among top detractors from absolute performance over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains in a period of moderate economic growth, led by a steady expansion of consumption, housing, and technology spending. However, we are starting to have some concerns about the health of the U.S. manufacturing sector. The ISM Purchasing Managers Index (PMI) was below the 50 threshold during November and December. This indicated a contraction of the manufacturing sector in November and December, as difficult conditions from the stronger U.S. dollar and weak global demand continued to weigh on activity. Ongoing weakness could have negative implications for sectors beyond just Industrials. For instance, Financials could be adversely impacted if credit deteriorates in a long-term cycle of manufacturing weakness. Despite this risk, there are plenty of reasons to remain optimistic about the U.S. Employment trends remain very solid, cheap gasoline should support consumption, and housing is unlikely to be derailed by the Fed’s gradual pace of interest rate hikes, in our opinion.

Overall, we continue to find what we view as attractively valued stocks with the characteristics we seek. We continue to monitor policy decisions and economic trends which may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk and weigh individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for seeking to generate outperformance relative to the Russell 2000 Growth Index.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Consumer Staples, Financials, and Materials. Healthcare, Information Technology, and Consumer Discretionary constituted the greatest underweights relative to the Russell 2000 Growth Index at the end of the period.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	4.4
Energy	1.2
Financials	11.5
Health Care	26.0
Industrials	12.0
Information Technology	23.9
Materials	4.3
Telecommunication Services	0.5

Total	99.2%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

45

Hartford Stock HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Stock IA	2.74%	11.34%	6.74%
Stock IB	2.48%	11.06%	6.47%
Russell 1000 Index	0.92%	12.44%	7.40%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

46

Hartford Stock HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

Donald J. Kilbride

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Stock HLS Fund returned 2.74% for the twelve-month period ended December 31, 2015, outperforming the Russell 1000 Index, which returned 0.92% for the same period. The Fund also outperformed the -0.57% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee (FOMC) statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

Overall large cap equities outperformed mid cap and small cap equities during the period, as measured by the Russell 1000 (+1%), the S&P MidCap 400 (-2%), and the Russell 2000 (-4%) indices, respectively. During the twelve-month period, five of the ten sectors within the Russell 1000 Index rose, led by Consumer Discretionary (+8%), Healthcare (+7%), and Consumer Staples (+6%). Energy (-23%) and Materials (-9%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Index was primarily driven by strong security selection within Financials, Energy, and Consumer Discretionary, which offset weaker selection within Consumer Staples. Sector allocation, a residual of the bottom-up stock selection process, contributed to relative returns due primarily to overweight allocations to Consumer Staples and Healthcare. This was partially offset by an underweight to the Information Technology sector, which detracted from performance.

Top contributors to performance relative to the Russell 1000 Index during the period included Nike (Consumer Discretionary), McDonald’s (Consumer Discretionary), and Chubb Corp (Financials). Shares of Nike, a U.S.-based manufacturer of athletic apparel and gear, rose as the company posted strong earnings and continued to perform well in China. Shares of McDonald’s, a U.S.-based fast food chain, rose during the period after the company announced a rebound in quarterly sales in October, giving investors hope that the turnaround effort by the company and its new CEO could be successful. Shares of Chubb, a U.S.-based property and casualty insurer, rose during the period after it was announced that ACE Limited, a global insurance company, would purchase Chubb for $28.3 billion. Microsoft (Information Technology) also contributed to performance on an absolute basis.

Stocks that detracted the most from returns relative to the Russell 1000 Index during the period were Amazon (Consumer Discretionary), Wal-Mart (Consumer Staples), and Praxair (Industrials). The Fund did not own shares of benchmark-component Amazon, a U.S.-based online retailer, which detracted from relative performance during the year, as the stock price of Amazon rose due to its continued strength in its retail business and stronger than expected growth in its Amazon Web Service (“AWS”). The stock price of Walmart fell after it issued a warning to investors in October that higher wages and continued price pressure from online retailers could cut earnings per share as much as 12% in its next fiscal year.

47

Hartford Stock HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

Shares of Praxair, a U.S.-based industrial gases company, underperformed during the period after the company reported disappointing revenues amid slowdown in global growth and a strengthening U.S. Dollar negatively affecting exports and making future growth difficult. Oracle (Information Technology) also detracted from performance on an absolute basis.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

From our perspective, the global investment narrative is slowly coalescing around a single dominant theme: China. It should be no surprise though. Not only is China the world’s second largest economy, it has been the dominant source of incremental global growth for much of the last decade. The fortunes of the country have had a profoundly positive impact on markets for some time now. And yet we believe it was highly predictable that the eventual slowdown would be equally impactful.

Global markets, be they in commodities, equities or currencies, continue to swoon in the face of the country’s weakness. Complicating the matter is a lack of comfort on the facts. Is the country’s growth rate slowing from 10% to 7% as the official data would suggest? Or is the slowdown far more severe? It is clear that 7% growth is very different from 2% growth in the U.S.

Interestingly, there are times when we need to remind ourselves that there are other factors likely to weigh on markets in the next year. A few would include: the U.S. Presidential election; oil prices; global central bank policy, rates and currencies; and geopolitical strife. These are only a few of the factors, along with China, that are worthy of our consideration. Our central view continues to be one of caution as many of these considerations appear to be headwinds to healthy economic activity and healthy markets. And while the portfolio’s progress would benefit from a better global landscape, we feel comfortable with our positioning given the current outlook.

At the end of the period, our bottom-up investment approach resulted in overweight exposures in Consumer Staples, Industrials, and Healthcare as we continued to find what we believe to be attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the Russell 1000 Index were in Information Technology, Utilities, and Telecommunication Services.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.8%
Consumer Staples	16.2
Energy	6.8
Financials	15.4
Health Care	16.4
Industrials	18.1
Information Technology	10.3
Materials	4.0

Total	98.0%

Short-Term Investments	0.9
Other Assets & Liabilities	1.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

48

Hartford Total Return Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Total Return Bond IA	-0.59%	3.62%	4.12%
Total Return Bond IB	-0.81%	3.37%	3.86%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

49

Hartford Total Return Bond HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Total Return Bond HLS Fund returned -0.59%, for the twelve-month period ended December 31, 2015, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 0.55% for the same period. The Fund also underperformed the -0.16% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile over the twelve-month period as investors dealt with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the U.S. Federal Reserve Bank’s (Fed) first rate hike and its potential market implications. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third and fourth quarters of 2015. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects on the global economy.

Many major central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the Fed charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized in 2015 while emerging market growth languished, held back by a slowdown in Asia. Economic data in the Eurozone both improved and broadened out across countries; however, inflationary pressures were non-existent.

The U.K. and Japan showed little sign of increased inflation despite the continued strength in their respective labor markets. In the U.S., data released during the period highlighted some conflicting themes affecting the economy. The fragile global economy, a stronger dollar, and falling oil prices created difficult conditions for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December. This widely anticipated rate hike marked an end to a seven-year period of near-zero interest rates, although the Federal Reserve Open Market Committee (FOMC) stated that the pace of interest-rate hikes would be very gradual and dependent on the direction of economic data. The FOMC seemingly achieved a smooth liftoff judging by the market’s relatively muted reaction following the announcement.

Globally, most credit risk sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening bid-ask spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield, in particular, experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in, high yield mutual fund outflows.

The primary drivers of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index over the period were an allocation to unhedged local currency emerging markets debt and breakeven inflation positioning. Emerging markets debt exhibited very mixed performance during the period; local debt significantly lagged U.S. dollar denominated sovereign and corporate credit as emerging market currencies depreciated against the USD over the period. Additionally, we positioned the portfolio for an increase in inflation expectations as we believed a tightening labor market would lead inflation higher. Breakeven inflation positioning detracted from benchmark-relative performance as inflation expectations fell sharply, particularly in the third quarter. The Fund’s out-of-benchmark allocation to non-agency Residential Mortgage Backed Securities

50

Hartford Total Return Bond HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

(RMBS) as well as positioning in high quality Commercial Mortgage Backed Securities (CMBS) and collateralized loan obligations (CLOs), all contributed positively to returns relative to the Barclays U.S. Aggregate Bond Index over the period.

Derivatives were used to manage the Fund’s duration/yield curve positioning. They were also used to seek liquidity and to manage the overall risk positioning of the Fund. High yield credit default swap (CDS) index positions detracted from relative performance, but this was partially offset by positive results from an allocation to European Financials.

What is the outlook?

At the end of the period, we continued to maintain a moderately pro-cyclical risk stance in credit markets based on what we believe to be positive U.S. economic momentum, supportive monetary policy, and attractive valuations. We continue to believe capacity constraints will pressure inflation higher so we were positioned for an increase in inflation expectations at the end of the period. We were also positioned with a neutral U.S. duration posture. At the end of the period, we held allocations to non-agency MBS and high quality CLOs and maintained an overweight to CMBS. Within investment grade credit we continued to favor Financials. We were also overweight agency MBS based on attractive valuations versus Treasuries. Within high yield, we favored BB-rated securities, bank loans, and contingent convertibles (CoCos) of large European banks. We were positioned for widening U.S. dollar denominated EMD spreads.

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	33.6%
Corporate Bonds	33.7
Foreign Government Obligations	3.3
Municipal Bonds	1.1
Senior Floating Rate Interests	5.8
U.S. Government Agencies	39.7
U.S. Government Securities	2.6

Total	119.8%

Short-Term Investments	3.2
Purchased Options	0.0
Other Assets & Liabilities	(23.1)

Total	100.0%

51

Hartford Ultrashort Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	Since Inception[1]
Ultrashort Bond IA	0.13%	0.10%
Ultrashort Bond IB	-0.09%	-0.13%
Barclays 9-12 Month U.S. Treasury Index	0.30%	0.26%

[1]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to December 31, 2015.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Barclays 9-12 Month U.S. Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.43% and 0.68%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

52

Hartford Ultrashort Bond HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Ultrashort Bond HLS Fund returned 0.13%, for the twelve-month period ended December 31, 2015, underperforming the Fund’s benchmark, the Barclays 9-12 Month U.S. Treasury Index, which returned 0.30% for the same period. The Fund also underperformed the 0.26% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Fixed income markets were volatile over the twelve-month period as investors dealt with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the U.S. Federal Reserve Bank’s (Fed) first rate hike and its potential market implications. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third and fourth quarters of 2015. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects on the global economy.

Many major central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the Fed charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized in 2015 while emerging market growth languished, held back by a slowdown in Asia. Economic data in the Eurozone both improved and broadened out across countries; however, inflationary pressures were non-existent. The U.K. and Japan showed little sign of increased inflation despite the continued strength in their respective labor markets. In the U.S., data released during the period highlighted some conflicting themes affecting the economy. The fragile global economy, a stronger dollar, and falling oil prices created difficult conditions for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December. This widely anticipated rate hike marked an end to a seven-year period of near-zero interest rates, although the Federal Reserve Open Market Committee (FOMC) stated that the pace of interest-rate hikes would be very gradual and dependent on the direction of economic data. The FOMC seemingly achieved a smooth liftoff judging by the market’s relatively muted reaction following the announcement.

Globally, most credit risk sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening bid-ask spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield, in particular, experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in, high yield mutual fund outflows.

All sectors held by the Fund contributed to performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period. An out-of-benchmark allocation to investment grade corporate credit, particularly within Financials and Industrials, contributed to relative performance during the period. An out-of-benchmark allocation to Asset Backed Securities (ABS) was also additive, specifically within auto and credit card ABS. Yield curve and duration positioning contributed positively to performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period as we were short duration relative to the benchmark as short rates rose during the period. Allocation to the Investment Grade Credit during the period detracted from overall Fund performance. A heavy supply of new issue corporate bonds during the third quarter and the fourth quarter, combined with a risk adverse market sentiment, pressured performance of the sector as demand could not keep up with supply during the period. We use Treasury futures and interest rate swaps to manage duration and yield curve exposure which were modestly additive to performance.

What is the outlook?

U.S. economic momentum appears to be positive, and we expect moderately stronger U.S. growth in 2016. However, challenges to the global growth outlook and uncertainty surrounding China and emerging markets broadly remain. On balance, the Fund is positioned with a moderately pro-cyclical risk posture.

53

Hartford Ultrashort Bond HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

We continue to expect the Fed to raise the Fed Funds rate gradually in 2016 as the data allows; as a result, at the end of the period our duration positioning was short relative to the Barclays 9-12 Month U.S. Treasury Index. We believe that U.S. governments remain the most liquid sector, and continue to own select agencies with maturities of 3 years and or less. Commodity prices have kept inflation low but we believe wage pressures are likely to build.

We continued to be positioned with out-of-benchmark allocations to investment grade corporates, ABS, and Commercial Mortgage Backed Securities (CMBS) at the end of the period. Within investment grade corporates, we favor U.S. Financials, as financial companies have de-levered significantly. Within ABS, we favor auto, credit card and equipment issuers. We also continue to believe CMBS valuations and long term fundamentals remain attractive.

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	20.3%
Corporate Bonds	49.4
Municipal Bonds	0.5
U.S. Government Agencies	17.1
U.S. Government Securities	11.2

Total	98.5%

Short-Term Investments	1.5
Other Assets & Liabilities	0.0

Total	100.0%

54

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
U.S. Government Securities IA	1.56%	2.23%	2.60%
U.S. Government Securities IB	1.35%	1.98%	2.34%
Barclays Intermediate Government Bond Index	1.18%	2.03%	3.71%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.48% and 0.73%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

55

Hartford U.S. Government Securities HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Manager

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford U.S. Government Securities HLS Fund returned 1.56% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Barclays Intermediate Government Bond Index, which returned 1.18% for the same period. The Fund also outperformed the 0.80% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Fixed income markets were volatile over the twelve-month period as investors dealt with growing divergences in economic growth and central bank policy. With an improving economic outlook in the U.S. relative to the rest of the world, market participants agonized over the timing of the U.S. Federal Reserve Bank’s (Fed) first rate hike and its potential market implications. Increased risk of a Greek exit from the Eurozone and a prolonged drop in commodity prices further muddied the picture. Oil prices were extremely volatile over the period, having rebounded from record lows at the start of the year but falling again in the third and fourth quarters of 2015. Meanwhile, an unexpected devaluation in China’s currency rattled global financial markets, deepening fears about the Chinese economic slowdown and potential spillover effects on the global economy.

Many major central banks eased monetary policy during the period with some resorting to aggressive measures to counter deflation and stimulate growth. In the first half of the period, the European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England from enacting policy changes while the Fed charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized in 2015 while emerging market growth languished, held back by a slowdown in Asia. Economic data in the Eurozone both improved and broadened out across countries; however, inflationary pressures were non-existent. The U.K. and Japan showed little sign of increased inflation despite the continued strength in their respective labor markets. In the U.S., data released during the period highlighted some conflicting themes affecting the economy. The fragile global economy, a stronger dollar, and falling oil prices created difficult conditions for the manufacturing sector. On the other hand, domestically centered industries such as housing, retail, and service-based sectors posted solid results. While low commodity prices suppressed headline inflation, core consumer prices started to gradually move higher, giving the Fed confidence to raise rates in December. This widely anticipated rate hike marked an end to a seven-year period of near-zero interest rates, although the Federal Reserve Open Market Committee (FOMC) stated that the pace of interest-rate hikes would be very gradual and dependent on the direction of economic data. The FOMC seemingly achieved a smooth liftoff judging by the market’s relatively muted reaction following the announcement.

Globally, most credit risk sectors, with the exception of corporates, posted positive absolute returns as coupon income helped offset the impact of rising interest rates and widening bid-ask spreads. Most sectors underperformed duration-equivalent government bonds as spreads generally widened over the volatile period. High yield, in particular, experienced significant volatility on falling oil prices, China slowdown concerns, and a sharp increase in, high yield mutual fund outflows.

Out-of-benchmark allocations to mortgage backed securities (MBS), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS) were the main drivers of outperformance relative to the Barclays Intermediate Government Bond Index over the period. Specifically within MBS, allocations to agency collateralized mortgage obligations (CMOs), Delegated Underwriting Servicing bonds (DUS), and non-agency residential mortgage-backed securities (RMBS) contributed to the Fund’s relative outperformance over the period. Within ABS, exposure to collateralized loan obligations (CLOs) was the primary driver of benchmark-relative returns over the period.

During the period, we used Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these components had a neutral impact on performance relative to the Barclays Intermediate Government Bond Index over the period. On the other hand, an out-of-benchmark allocation to U.S. TIPS and duration and yield curve positioning detracted from returns relative to the Barclays Intermediate Government Bond Index over the period.

What is the outlook?

We maintain our view that the Fed will continue to raise short term interest rates going into 2016 based on what we consider to be an improving domestic economy, which we believe should put upward pressure on the front end of the yield curve. We expect volatility in MBS spreads over the short term to be relatively low. MBS spreads

56

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

have tightened since the mid-December Fed meeting, back toward the tight-end of their recent range. The Fed also stated their intention to continue reinvesting MBS principal payments until the normalization process is “well under way”, likely into 2016 at the earliest.

As the year progresses, we expect Fed uncertainty, concerns over the implications of tightening monetary policy, and higher rates, with the potential to pressure MBS spreads. Additionally, we believe that spreads will likely widen if the Fed eventually ceases reinvestment, and we expect this to be priced into the market well in advance of when the end of reinvestment is announced. Consequently, with spreads close to the tight end of the historical range, we are less convinced that they can sustain these levels as the year progresses.

We have a constructive outlook on most non-agency RMBS, given the continuing recovery of the U.S. housing market. Spreads have tightened substantially in the wake of the global financial crisis; however, we still believe the sector is attractively valued versus other credit markets, especially given our assessment of the relative risks. We continue to expect home-price appreciation to normalize toward the historical range of 3-5% which should continue to support the sector. Despite recovering housing starts, inventory remains low after years of underdevelopment, and underwriting standards remain quite conservative. In this environment, we believe the credit performance of residential mortgages should continue to improve.

Our longer term outlook on CMBS is constructive due to favorable commercial real estate (CRE) fundamentals and compelling valuations in our opinion. However, we are cautious in the near term given the heavy expected supply and deteriorating underwriting standards on new issuance. We believe fundamentals remain positive as the sector continues to be supported by the recovering economy, an improved CRE lending environment, and a manageable near-term loan-maturity schedule. Occupancy and rents have risen, resulting in continued price appreciation. Within new issuance, underwriting standards continue to deteriorate with an increase in leverage, more interest only (IO) loans, and non-traditional property types, which requires us to be judicious in security selection, both within and across mergers and acquisitions. Rising interest rates remain a risk factor, but as long as that is accompanied by a recovering economy and improving rents, we believe the impact on CMBS should be limited.

Overall, we continue to be constructive on the ABS sector driven by strong consumer fundamentals. We believe a strengthening employment picture combined with low energy prices should continue to benefit consumers, especially those with a lower income. In addition, we continue to see value in senior CLOs, but are more neutral relative to other structured credit.

Diversification by Security Type

as of December 31, 2015

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.2%
U.S. Government Agencies	45.2
U.S. Government Securities	41.5

Total	110.9%

Short-Term Investments	4.1
Other Assets & Liabilities	(15.0)

Total	100.0%

57

Hartford Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 12/31/15)

	1 Year	5 Years	10 Years
Value IA	-3.08%	10.31%	7.33%
Value IB	-3.35%	10.04%	7.12%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on December 31, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.77% and 1.02%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the year ended December 31, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

58

Hartford Value HLS Fund

Manager Discussion

December 31, 2015 (Unaudited)

Portfolio Managers

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class IA shares of Hartford Value HLS Fund returned -3.08% for the twelve-month period ended December 31, 2015, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned -3.83% for the same period. The Fund also outperformed the -3.82% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose modestly during the twelve-month period. U.S. stocks retreated briefly early in 2015, but then reached new all-time highs on March 2, April 24, and May 21. The market pulled back in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time in 15 years and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&As involving U.S. companies with $234 billion in announced mergers. Stocks ended June on a sour note after negotiations between Greece and its creditors regarding Greece’s loan repayments broke down.

In the second half of the period, the U.S. economy remained on solid footing, with a sharp rebound in Gross Domestic Product (GDP), a seven-year low in unemployment, and a healthy housing market report. While the growth slowdown in China and its implications for global commerce fueled investor anxiety, uncertainty about the Fed’s rate hike timeline also weighed on sentiment. During August and September, the market remained extremely volatile and experienced its first correction (a decline of at least 10%) since October 2011. Oil prices and the Energy sector as a whole remained extremely volatile, with prices recovering from the initial drop earlier in the period and falling sharply towards the end of the year. As many market participants expected, the Fed left rates unchanged at its highly anticipated September meeting. The Fed’s statement appeared to spook some investors as it acknowledged that “recent global economic and financial developments may restrain economic activity somewhat and are likely to put further downward pressure on inflation in the near term.” After much anticipation, the Fed delivered its first rate hike since 2006 in December, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of year as investors digested the impact of the rate increase and global economic developments.

Returns varied noticeably over the period by market-cap, as small cap (-4%) and mid cap (-2%) equities underperformed large cap (+1%) equities as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. In this environment, seven of the ten sectors within the Russell 1000 Value Index posted negative returns during the period. The Energy (-23%), Materials (-11%), and Consumer Discretionary (-6%) sectors lagged the most while Healthcare (+8%), Telecommunications Services (+4%), and Industrials (+1%) posted positive returns for the year.

The Fund’s outperformance relative to the Russell 1000 Value Index during the period was primarily driven by positive security selection. Strong security selection within the Consumer Staples, Information Technology, and Financials sectors more than offset weaker selection within the Energy and Healthcare sectors. Sector allocation, a residual of the bottom-up stock selection process, marginally detracted from benchmark-relative performance, largely due to benchmark-relative overweights to the Information Technology and Consumer Discretionary sectors, which offset the positive impact of an underweight to Energy.

The largest contributors to returns relative to the Russell 1000 Value Index were Kraft Foods Group (Consumer Staples), Kinder Morgan (Energy), and Home Depot (Consumer Discretionary). Shares of Kraft Foods Group, a packaged food company, rose during the

59

Hartford Value HLS Fund

Manager Discussion – (continued)

December 31, 2015 (Unaudited)

period on news of its merger with Heinz, a move that was viewed favorably by investors. Shares of Kinder Morgan, a U.S.-based oil pipeline transportation and storage company, fell over the period as oil prices continued to deteriorate. Not holding the benchmark constituent contributed positively to benchmark-relative returns over the period. Shares of U.S.-based home improvement retailer Home Depot rose as the company benefited from a sturdy U.S. housing market amid a continuing low interest rate environment. Top absolute contributors during the period also included Microsoft (Information Technology).

The top detractors from returns relative to the Russell 1000 Value Index over the period were Southwestern Energy (Energy), Marathon Oil (Energy), and PVH Corp (Consumer Discretionary). Shares of U.S.-based natural gas and oil exploration, development, and production companies Southwestern Energy and Marathon Oil were weighed down by weakness in the energy markets. Shares of PVH Corp, a U.S.-based global apparel company, fell over the period due to worries about the strong U.S. dollar negatively impacting earnings, despite what appeared to be competent management execution of its business plan. Chevron (Energy) also detracted on an absolute basis.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead to 2016, we continue to seek what we consider to be balance in the portfolio to allow for upside potential while limiting downside risk. For example, while some bank and insurance stocks should benefit from prospective rate increases, we expect to continue to maintain exposure to other sectors of the market that are less interest rate sensitive. We likely will avoid Financials with higher exposure to energy markets. Within Energy, we appreciate that the moderation of commodity prices may follow several different paths, and we are looking to incorporate a broad range of possible prices into our analysis. We are positioning the portfolio to have exposure to companies we believe are best capitalized to withstand a protracted period of depressed prices. Based on individual stock decisions, the Fund ended the period most overweight to the Consumer Discretionary, Healthcare, and Industrials sectors, and most underweight the Financials, Utilities, and Energy sectors relative to the Russell 1000 Value Index.

Diversification by Sector

as of December 31, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.3%
Consumer Staples	4.6
Energy	9.2
Financials	26.1
Health Care	13.8
Industrials	11.6
Information Technology	11.6
Materials	3.5
Telecommunication Services	1.5
Utilities	3.2

Total	96.4%

Short-Term Investments	1.0
Other Assets & Liabilities	2.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

60

Hartford HLS Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2015 through December 31, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Balanced HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$989.70	$3.16	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class IB	$1,000.00	$988.50	$4.41	$1,000.00	$1,020.77	$4.48	0.88%	184	365

Hartford Capital Appreciation HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$970.10	$3.33	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$969.10	$4.57	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class IC	$1,000.00	$967.80	$5.80	$1,000.00	$1,019.31	$5.96	1.17%	184	365

61

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Disciplined Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,020.70	$3.92	$1,000.00	$1,021.32	$3.92	0.77%	184	365
Class IB	$1,000.00	$1,019.10	$5.19	$1,000.00	$1,020.06	$5.19	1.02%	184	365

Hartford Dividend and Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$988.80	$3.41	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class IB	$1,000.00	$987.40	$4.66	$1,000.00	$1,020.52	$4.74	0.93%	184	365

Hartford Global Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,007.40	$4.10	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class IB	$1,000.00	$1,006.30	$5.36	$1,000.00	$1,019.86	$5.40	1.06%	184	365

Hartford Growth Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,009.40	$3.29	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,008.10	$4.56	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class IC	$1,000.00	$1,006.80	$5.87	$1,000.00	$1,019.36	$5.90	1.16%	184	365

62

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Healthcare HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$981.10	$4.34	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class IB	$1,000.00	$980.20	$5.54	$1,000.00	$1,019.61	$5.65	1.11%	184	365

Hartford High Yield HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$934.80	$3.71	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$933.10	$4.92	$1,000.00	$1,020.11	$5.14	1.01%	184	365

Hartford International Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$952.70	$3.64	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class IB	$1,000.00	$951.90	$4.87	$1,000.00	$1,020.22	$5.04	0.99%	184	365

Hartford MidCap HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$962.00	$3.46	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class IB	$1,000.00	$960.90	$4.70	$1,000.00	$1,020.42	$4.84	0.95%	184	365

63

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford MidCap Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$942.10	$4.11	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$940.10	$5.33	$1,000.00	$1,019.71	$5.55	1.09%	184	365

Hartford Small Company HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$869.10	$3.39	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class IB	$1,000.00	$867.90	$4.57	$1,000.00	$1,020.32	$4.94	0.97%	184	365

Hartford Small/Mid Cap Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$919.60	$4.40	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class IB	$1,000.00	$918.10	$5.61	$1,000.00	$1,019.36	$5.90	1.16%	184	365

Hartford SmallCap Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$920.10	$3.15	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$919.10	$4.35	$1,000.00	$1,020.67	$4.58	0.90%	184	365

Hartford Stock HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,035.40	$2.62	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,034.30	$3.90	$1,000.00	$1,021.37	$3.87	0.76%	184	365

64

Hartford HLS Funds

Expense Examples (Unaudited) – (continued)

Hartford Total Return Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$996.70	$2.57	$1,000.00	$1,022.64	$2.60	0.51%	184	365
Class IB	$1,000.00	$995.30	$3.82	$1,000.00	$1,021.37	$3.87	0.76%	184	365

Hartford Ultrashort Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$999.30	$2.22	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class IB	$1,000.00	$998.10	$3.48	$1,000.00	$1,021.73	$3.52	0.69%	184	365

Hartford U.S. Government Securities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,005.00	$2.53	$1,000.00	$1,022.69	$2.55	0.50%	184	365
Class IB	$1,000.00	$1,003.80	$3.79	$1,000.00	$1,021.43	$3.82	0.75%	184	365

Hartford Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses paid during the period July 1, 2015 through December 31, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$959.50	$3.90	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class IB	$1,000.00	$958.50	$5.13	$1,000.00	$1,019.96	$5.30	1.04%	184	365

65

Hartford Balanced HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.4%
	Automobiles & Components - 0.5%
901,860	Ford Motor Co.	$12,707,207

	Banks - 6.9%
571,790	Citigroup, Inc.	29,590,132
774,570	JP Morgan Chase & Co.	51,144,857
113,520	M&T Bank Corp.	13,756,354
303,130	PNC Financial Services Group, Inc.	28,891,320
918,060	Wells Fargo & Co.	49,905,742

		173,288,405

	Capital Goods - 4.5%
211,830	3M Co.	31,910,071
435,660	Eaton Corp. plc	22,671,747
458,130	Fortune Brands Home & Security, Inc.	25,426,215
325,010	Ingersoll-Rand plc	17,969,803
158,820	United Technologies Corp.	15,257,837

		113,235,673

	Commercial & Professional Services - 0.7%
354,650	Nielsen Holdings plc	16,526,690

	Consumer Durables & Apparel - 0.3%
118,950	PVH Corp.	8,760,667

	Consumer Services - 1.2%
91,360	McDonald’s Corp.	10,793,270
347,020	Norwegian Cruise Line Holdings Ltd.*	20,335,372

		31,128,642

	Diversified Financials - 2.9%
125,470	Ameriprise Financial, Inc.	13,352,517
78,200	BlackRock, Inc.	26,628,664
88,090	Goldman Sachs Group, Inc.	15,876,461
517,000	Invesco Ltd.	17,309,160

		73,166,802

	Energy - 3.9%
167,260	Anadarko Petroleum Corp.	8,125,491
202,960	Chevron Corp.	18,258,282
156,930	EOG Resources, Inc.	11,109,075
291,210	Exxon Mobil Corp.	22,699,819
366,770	Halliburton Co.	12,484,851
585,860	Marathon Oil Corp.	7,375,977
183,270	Occidental Petroleum Corp.	12,390,885
638,730	Southwestern Energy Co.*	4,541,370

		96,985,750

	Food & Staples Retailing - 1.2%
303,380	CVS Health Corp.	29,661,463

	Food, Beverage & Tobacco - 3.5%
110,430	Anheuser-Busch InBev N.V. ADR	13,803,750
323,913	British American Tobacco plc	17,988,181
410,550	Coca-Cola Co.	17,637,228
242,656	Kraft Heinz Co.	17,655,651
462,580	Mondelez International, Inc. Class A	20,742,087

		87,826,897

	Health Care Equipment & Services - 3.0%
217,260	Baxter International, Inc.	8,288,469
495,895	Medtronic plc	38,144,244
241,160	UnitedHealth Group, Inc.	28,370,062

		74,802,775

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.4% - (continued)
	Household & Personal Products - 0.6%
173,510	Estee Lauder Cos., Inc. Class A	$15,279,291

	Insurance - 2.5%
368,830	American International Group, Inc.	22,856,395
557,340	Marsh & McLennan Cos., Inc.	30,904,503
238,180	Unum Group	7,929,012

		61,689,910

	Materials - 1.7%
409,810	Dow Chemical Co.	21,097,019
336,490	International Paper Co.	12,685,673
209,200	Nucor Corp.	8,430,760

		42,213,452

	Media - 2.4%
335,570	CBS Corp. Class B	15,815,414
313,190	Comcast Corp. Class A	17,673,312
385,470	Thomson Reuters Corp.	14,590,039
116,100	Walt Disney Co.	12,199,788

		60,278,553

	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
64,240	Allergan plc*	20,075,000
149,330	Amgen, Inc.	24,240,739
541,360	AstraZeneca plc ADR	18,379,172
123,860	Baxalta, Inc.	4,834,256
525,480	Bristol-Myers Squibb Co.	36,147,769
181,800	Eisai Co., Ltd.	12,026,206
262,510	Gilead Sciences, Inc.	26,563,387
745,710	Merck & Co., Inc.	39,388,402
70,646	Roche Holding AG	19,576,599
268,359	UCB S.A.	24,222,900
133,800	Vertex Pharmaceuticals, Inc.*	16,836,054

		242,290,484

	Retailing - 3.0%
11,702,200	Allstar Co.*(1)(2)	11,117,090
201,620	Dollar General Corp.	14,490,429
248,790	Home Depot, Inc.	32,902,478
212,740	Nordstrom, Inc.	10,596,579
163,241	Tory Burch LLC*(1)(2)	8,638,690

		77,745,266

	Semiconductors & Semiconductor Equipment - 3.2%
287,830	Analog Devices, Inc.	15,922,756
945,530	Intel Corp.	32,573,508
816,800	Maxim Integrated Products, Inc.	31,038,400

		79,534,664

	Software & Services - 6.9%
264,770	Accenture plc Class A	27,668,465
58,645	Alphabet, Inc. Class C*	44,504,517
257,100	Genpact Ltd.*	6,422,358
1,020,850	Microsoft Corp.	56,636,758
467,000	Oracle Corp.	17,059,510
978,820	Symantec Corp.	20,555,220

		172,846,828

	Technology Hardware & Equipment - 2.9%
206,760	Apple, Inc.	21,763,558
1,922,930	Cisco Systems, Inc.	52,217,164

		73,980,722

The accompanying notes are an integral part of these financial statements.

66

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 63.4% - (continued)
	Telecommunication Services - 0.3%
188,290	Verizon Communications, Inc.	$8,702,764

	Transportation - 0.5%
151,240	Union Pacific Corp.	11,826,968

	Utilities - 1.2%
294,040	NextEra Energy, Inc.	30,547,816

	Total Common Stocks (cost $1,185,586,271)	$1,595,027,689

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7%
	Asset-Backed - Automobile - 0.6%
$225,000	CarMax Auto Owner Trust 1.95%, 09/16/2019	$223,517
1,245,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	1,242,232
1,278,490	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	1,272,815
1,625,000	First Investors Automotive Owner Trust 1.67%, 11/16/2020(3)	1,614,898
515,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	521,671
600,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	593,875
	Santander Drive Automotive Receivables Trust
1,630,000	1.97%, 11/15/2019	1,632,391
675,000	2.25%, 06/17/2019	677,409
400,000	2.33%, 11/15/2019	400,600
2,420,000	2.36%, 04/15/2020	2,423,781
655,000	2.57%, 03/15/2019	659,199
	Westlake Automobile Receivables Trust
722,936	0.97%, 10/16/2017(3)	722,045
1,355,000	1.83%, 01/15/2021(3)	1,342,482

		13,326,915

	Asset-Backed - Finance & Insurance - 0.6%
	Ally Master Owner Trust
4,885,000	1.54%, 09/15/2019	4,855,783
4,890,000	1.60%, 10/15/2019	4,864,728
430,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	429,043
1,260,000	Green Tree Agency Advance Funding Trust 2.30%, 10/15/2046(3)	1,257,785
1,565,000	SBA Tower Trust 2.90%, 10/15/2044(3)	1,529,332
	Springleaf Funding Trust
1,765,000	3.16%, 11/15/2024(3)	1,752,405
755,000	3.48%, 05/15/2028(3)	740,287

		15,429,363

	Asset-Backed - Home Equity - 0.0%
7,906	New Century Home Equity Loan Trust 1.00%, 03/25/2035(4)	7,893

	Commercial Mortgage-Backed Securities - 0.5%
1,765,000	Hilton USA Trust 2.66%, 11/05/2030	1,766,322
2,287,288	JP Morgan Chase Commercial Mortgage Securities Trust 5.70%, 02/12/2049(4)	2,359,166
922,934	LB-UBS Commercial Mortgage Trust 6.09%, 04/15/2041(4)	972,058

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.7% - (continued)
	Commercial Mortgage-Backed Securities - 0.5% - (continued)
$3,412,966	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.74%, 06/12/2050(4)	$3,541,794
2,500,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2035(3)(4)	2,365,131
2,282,288	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	2,313,463

		13,317,934

	Total Asset & Commercial Mortgage Backed Securities (cost $42,781,541)	$42,082,105

CORPORATE BONDS - 17.0%
	Aerospace/Defense - 0.2%
$850,000	BAE Systems Holdings, Inc. 3.85%, 12/15/2025(3)	$841,475
	Lockheed Martin Corp.
470,000	2.50%, 11/23/2020	467,212
1,625,000	4.07%, 12/15/2042	1,503,809
256,000	4.50%, 05/15/2036	259,173
640,000	4.70%, 05/15/2046	655,598
560,000	4.85%, 09/15/2041	576,592

		4,303,859

	Agriculture - 0.3%
	Altria Group, Inc.
880,000	4.50%, 05/02/2043	835,338
1,995,000	4.75%, 05/05/2021	2,164,617
	BAT International Finance plc
685,000	2.75%, 06/15/2020(3)	684,801
2,775,000	3.25%, 06/07/2022(3)	2,779,537
290,000	3.50%, 06/15/2022(3)	297,274
1,065,000	Imperial Tobacco Finance plc 3.75%, 07/21/2022(3)	1,069,263
270,000	Philip Morris International, Inc. 5.65%, 05/16/2018	294,577

		8,125,407

	Airlines - 0.4%
3,272,183	Continental Airlines, Inc. 5.98%, 10/19/2023	3,613,471
	Southwest Airlines Co.
2,700,000	5.75%, 12/15/2016	2,806,245
2,453,283	6.15%, 02/01/2024	2,747,677

		9,167,393

	Auto Manufacturers - 0.5%
5,600,000	Daimler Finance NA LLC 2.63%, 09/15/2016(3)	5,648,440
150,000	Daimler Finance North America LLC 2.25%, 07/31/2019(3)	148,032
	Ford Motor Credit Co. LLC
2,985,000	2.38%, 03/12/2019	2,942,628
1,955,000	3.16%, 08/04/2020	1,948,149
580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(3)	555,942

		11,243,191

	Beverages - 0.3%
	Anheuser-Busch InBev Worldwide, Inc.
480,000	3.75%, 07/15/2042	412,420
3,205,000	7.75%, 01/15/2019	3,704,772

The accompanying notes are an integral part of these financial statements.

67

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Beverages - 0.3% - (continued)
	Coca-Cola Femsa S.A.B. de C.V.
$1,176,000	2.38%, 11/26/2018	$1,174,291
1,300,000	3.88%, 11/26/2023	1,304,460
	Heineken N.V.
790,000	2.75%, 04/01/2023(3)	764,341
50,000	4.00%, 10/01/2042(3)	44,505
	Molson Coors Brewing Co.
765,000	3.50%, 05/01/2022	769,206
295,000	5.00%, 05/01/2042	284,086

		8,458,081

	Biotechnology - 0.2%
1,340,000	Biogen, Inc. 2.90%, 09/15/2020	1,336,477
	Celgene Corp.
230,000	2.25%, 05/15/2019	227,979
770,000	3.55%, 08/15/2022	777,485
535,000	3.63%, 05/15/2024	526,173
	Gilead Sciences, Inc.
335,000	2.55%, 09/01/2020	334,873
935,000	3.50%, 02/01/2025	942,798
930,000	3.70%, 04/01/2024	952,617
405,000	4.50%, 02/01/2045	396,156

		5,494,558

	Chemicals - 0.0%
1,145,000	LyondellBasell Industries N.V. 4.63%, 02/26/2055	928,572
300,000	Monsanto Co. 4.70%, 07/15/2064	227,795

		1,156,367

	Commercial Banks - 4.4%
6,350,000	American Express Centurion Bank 6.00%, 09/13/2017	6,801,745
	Bank of America Corp.
1,220,000	2.63%, 10/19/2020	1,204,654
3,400,000	4.20%, 08/26/2024	3,373,405
1,655,000	5.00%, 05/13/2021	1,808,170
1,000,000	6.40%, 08/28/2017	1,071,198
6,000,000	6.88%, 04/25/2018	6,619,542
	Bank of New York Mellon Corp.
2,020,000	2.15%, 02/24/2020	1,998,075
925,000	3.00%, 02/24/2025	909,640
2,830,000	Banque Federative du Credit Mutuel S.A. 2.75%, 10/15/2020(3)	2,841,246
	Barclays Bank plc
1,100,000	2.50%, 02/20/2019	1,102,490
1,300,000	3.75%, 05/15/2024	1,325,055
800,000	6.05%, 12/04/2017(3)	853,333
2,075,000	BNP Paribas S.A. 2.40%, 12/12/2018	2,091,316
	BPCE S.A.
365,000	2.50%, 12/10/2018	368,093
1,000,000	2.50%, 07/15/2019	1,003,353
1,075,000	4.00%, 04/15/2024	1,104,458
1,475,000	5.15%, 07/21/2024(3)	1,487,396
	Capital One Financial Corp.
2,875,000	3.75%, 04/24/2024	2,893,610
815,000	4.20%, 10/29/2025	804,691
	Citigroup, Inc.
1,220,000	2.50%, 07/29/2019	1,218,162
1,000,000	4.95%, 11/07/2043	1,050,772

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Commercial Banks - 4.4% - (continued)
$690,000	5.30%, 05/06/2044	$717,721
290,000	8.13%, 07/15/2039	415,940
505,000	Compass Bank 2.75%, 09/29/2019	499,948
	Credit Agricole S.A.
1,950,000	2.50%, 04/15/2019(3)	1,960,162
790,000	4.38%, 03/17/2025(3)	764,278
	Credit Suisse AG
945,000	2.30%, 05/28/2019	945,813
855,000	3.00%, 10/29/2021	851,598
250,000	3.63%, 09/09/2024	251,966
	Credit Suisse Group Funding Guernsey Ltd.
1,425,000	3.75%, 03/26/2025(3)	1,378,380
1,885,000	3.80%, 09/15/2022(3)	1,883,513
	Goldman Sachs Group, Inc.
3,335,000	2.38%, 01/22/2018	3,363,814
2,975,000	5.63%, 01/15/2017	3,090,058
1,700,000	6.15%, 04/01/2018	1,846,057
2,590,000	6.25%, 02/01/2041	3,089,357
2,160,000	HSBC Holdings plc 6.10%, 01/14/2042	2,734,243
	Huntington National Bank
2,120,000	2.20%, 11/06/2018	2,114,140
760,000	2.20%, 04/01/2019	754,368
1,490,000	2.40%, 04/01/2020	1,470,593
5,200,000	ING Bank N.V. 3.75%, 03/07/2017(3)	5,327,369
	JP Morgan Chase & Co.
2,240,000	3.25%, 09/23/2022	2,252,929
2,000,000	4.95%, 03/25/2020	2,168,652
1,080,000	5.40%, 01/06/2042	1,214,422
2,600,000	Korea Development Bank 2.50%, 03/11/2020	2,610,306
470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	465,607
	Morgan Stanley
4,875,000	2.50%, 01/24/2019	4,901,613
1,000,000	3.70%, 10/23/2024	1,004,809
515,000	4.30%, 01/27/2045	491,366
250,000	5.63%, 09/23/2019	275,900
4,250,000	National City Corp. 6.88%, 05/15/2019	4,801,314
4,795,000	Santander Bank NA 8.75%, 05/30/2018	5,411,853
1,800,000	Santander Issuances SAU 5.18%, 11/19/2025	1,772,726
780,000	U.S. Bancorp 3.70%, 01/30/2024	816,789
1,665,000	UBS Group Funding Jersey Ltd. 2.95%, 09/24/2020(3)	1,649,457
1,000,000	Wachovia Corp. 5.75%, 06/15/2017	1,058,605
4,344,000	Wells Fargo & Co. 4.48%, 01/16/2024	4,568,867

		110,854,937

	Commercial Services - 0.2%
765,000	Catholic Health Initiatives 2.60%, 08/01/2018	768,151
	ERAC USA Finance LLC
655,000	2.35%, 10/15/2019(3)	645,647

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Commercial Services - 0.2% - (continued)
$340,000	2.75%, 03/15/2017(3)	$344,137
1,800,000	4.50%, 08/16/2021(3)	1,904,558
1,500,000	5.63%, 03/15/2042(3)	1,609,865

		5,272,358

	Country Funds-Closed-end - 0.1%
2,475,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	2,674,584

	Diversified Financial Services - 1.3%
1,655,000	Capital One Bank USA NA 2.15%, 11/21/2018	1,640,739
3,620,000	Discover Financial Services 6.45%, 06/12/2017	3,824,631
614,000	Eaton Vance Corp. 6.50%, 10/02/2017	655,633
	GE Capital International Funding Co.
3,489,000	2.34%, 11/15/2020(3)	3,459,902
4,597,000	4.42%, 11/15/2035(3)	4,691,156
1,910,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(3)	1,885,409
10,178,393	Postal Square L.P. 8.95%, 06/15/2022	12,343,021
	Synchrony Financial
2,045,000	2.60%, 01/15/2019	2,037,652
520,000	2.70%, 02/03/2020	510,029
355,000	3.00%, 08/15/2019	354,507

		31,402,679

	Electric - 1.1%
1,700,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	1,633,346
2,605,000	Consolidated Edison Co. of New York, Inc. 5.30%, 12/01/2016	2,701,948
2,850,000	Dominion Resources, Inc. 3.63%, 12/01/2024	2,822,637
1,200,000	Duke Energy Carolinas LLC 6.10%, 06/01/2037	1,451,064
2,375,000	Electricite de France S.A. 5.63%, 01/22/2024(3)(4)(5)	2,258,625
285,000	Eversource Energy 3.15%, 01/15/2025	278,178
1,275,000	Indianapolis Power and Light 6.60%, 06/01/2037(3)	1,608,347
4,750,000	NextEra Energy Capital Holdings, Inc. 2.06%, 09/01/2017	4,754,427
340,000	NiSource Finance Corp. 4.80%, 02/15/2044	345,571
	Pacific Gas & Electric Co.
695,000	3.85%, 11/15/2023	722,101
435,000	5.13%, 11/15/2043	475,870
4,000,000	Southern California Edison Co. 5.55%, 01/15/2037	4,646,352
1,450,000	Southern Co. 2.75%, 06/15/2020	1,435,262
1,795,000	State Grid Overseas Investment 2.75%, 05/07/2019(3)	1,813,410

		26,947,138

	Food - 0.4%
630,000	Grupo Bimbo S.A.B. de C.V. 3.88%, 06/27/2024(3)	612,290

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Food - 0.4% - (continued)
$555,000	Kraft Foods Group, Inc. 2.25%, 06/05/2017	$559,010
2,030,000	Kraft Heinz Foods Co. 3.50%, 07/15/2022(3)	2,043,997
	Kroger Co.
620,000	3.30%, 01/15/2021	629,425
1,065,000	4.00%, 02/01/2024	1,103,767
	Mondelez International, Inc.
225,000	4.00%, 02/01/2024	231,929
3,800,000	4.13%, 02/09/2016	3,809,800

		8,990,218

	Gas - 0.3%
5,875,000	Atmos Energy Corp. 6.35%, 06/15/2017	6,258,896

	Healthcare-Products - 0.1%
	Medtronic, Inc.
545,000	2.50%, 03/15/2020	548,867
775,000	3.15%, 03/15/2022	783,461
1,230,000	3.50%, 03/15/2025	1,240,049
310,000	3.63%, 03/15/2024	317,525
205,000	4.38%, 03/15/2035	207,222

		3,097,124

	Healthcare-Services - 0.4%
421,000	Anthem, Inc. 3.30%, 01/15/2023	409,136
2,125,000	Cigna Corp. 3.25%, 04/15/2025	2,085,188
	Dignity Health
180,000	2.64%, 11/01/2019	180,719
380,000	3.81%, 11/01/2024	386,158
	Kaiser Foundation Hospitals
521,000	3.50%, 04/01/2022	529,368
660,000	4.88%, 04/01/2042	671,368
530,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	510,227
950,000	NewYork-Presbyterian Hospital 4.02%, 08/01/2045	897,472
1,120,000	Toledo Hospital 4.98%, 11/15/2045	1,177,247
	UnitedHealth Group, Inc.
920,000	3.35%, 07/15/2022	941,015
1,440,000	3.75%, 07/15/2025	1,484,461

		9,272,359

	Holding Companies-Diversified - 0.0%
1,000,000	Hutchison Whampoa International Ltd. 3.63%, 10/31/2024(3)	992,182

	Household Products - 0.3%
6,863,360	Procter & Gamble Co. 9.36%, 01/01/2021	8,191,777

	Insurance - 0.4%
	Ace INA Holdings, Inc.
495,000	2.30%, 11/03/2020	491,441
840,000	3.35%, 05/15/2024	847,946
1,315,000	4.35%, 11/03/2045	1,336,214
1,045,000	American International Group, Inc. 3.88%, 01/15/2035	921,723
200,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	208,797

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Insurance - 0.4% - (continued)
$550,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	$558,837
	MetLife, Inc.
305,000	1.90%, 12/15/2017	306,794
2,205,000	3.60%, 04/10/2024	2,262,330
795,000	4.88%, 11/13/2043	834,039
1,500,000	Prudential Financial, Inc. 3.50%, 05/15/2024	1,506,231
505,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	510,093

		9,784,445

	Internet - 0.1%
200,000	Alibaba Group Holding Ltd. 2.50%, 11/28/2019	195,392
	Amazon.com, Inc.
1,250,000	2.50%, 11/29/2022	1,209,330
1,020,000	4.80%, 12/05/2034	1,073,932
570,000	4.95%, 12/05/2044	607,014

		3,085,668

	IT Services - 0.1%
1,360,000	Apple, Inc. 3.45%, 05/06/2024	1,408,884
1,851,000	EMC Corp. 1.88%, 06/01/2018	1,727,127

		3,136,011

	Lodging - 0.1%
1,900,000	Marriott International, Inc. 2.88%, 03/01/2021	1,885,070

	Machinery-Construction & Mining - 0.1%
1,500,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	1,489,749
	Caterpillar, Inc.
835,000	3.40%, 05/15/2024	845,865
135,000	4.30%, 05/15/2044	130,371

		2,465,985

	Media - 0.8%
	21st Century Fox America, Inc.
385,000	4.00%, 10/01/2023	397,671
1,275,000	4.50%, 02/15/2021	1,371,941
645,000	CCO Safari II LLC 6.48%, 10/23/2045(3)	646,057
2,450,000	Comcast Corp. 4.40%, 08/15/2035	2,464,597
2,320,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	1,919,243
	DirecTV Holdings LLC
355,000	3.95%, 01/15/2025	349,963
2,185,000	4.45%, 04/01/2024	2,244,196
	Grupo Televisa S.A.B.
420,000	5.00%, 05/13/2045	361,118
700,000	6.13%, 01/31/2046	695,870
	Sky plc
1,265,000	2.63%, 09/16/2019(3)	1,259,156
2,386,000	3.75%, 09/16/2024(3)	2,330,347
	Time Warner Cable, Inc.
4,120,000	5.85%, 05/01/2017	4,310,035
395,000	6.55%, 05/01/2037	399,734
250,000	7.30%, 07/01/2038	271,039

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Media - 0.8% - (continued)
$480,000	8.25%, 04/01/2019	$551,184
40,000	8.75%, 02/14/2019	46,402
130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	159,652
835,000	Viacom, Inc. 3.88%, 12/15/2021	820,896

		20,599,101

	Mining - 0.2%
2,465,000	BHP Billiton Finance USA Ltd. 3.85%, 09/30/2023	2,333,904
1,905,000	Rio Tinto Finance USA Ltd. 3.75%, 09/20/2021	1,851,723

		4,185,627

	Miscellaneous Manufacturing - 0.1%
450,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	467,683
2,375,000	Pentair Finance S.A. 2.90%, 09/15/2018	2,364,370

		2,832,053

	Oil & Gas - 1.1%
2,450,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	2,542,627
	BP Capital Markets plc
655,000	2.32%, 02/13/2020	645,345
1,640,000	3.51%, 03/17/2025	1,588,174
140,000	3.99%, 09/26/2023	143,172
2,850,000	4.75%, 03/10/2019	3,047,551
	ConocoPhillips Co.
200,000	2.88%, 11/15/2021	194,215
270,000	3.35%, 05/15/2025	243,994
395,000	4.30%, 11/15/2044	328,254
	Devon Energy Corp.
370,000	3.25%, 05/15/2022	314,514
705,000	5.00%, 06/15/2045	534,322
1,535,000	5.85%, 12/15/2025	1,492,855
2,785,000	EnCana Corp. 6.50%, 05/15/2019	2,715,308
360,000	Phillips 66 4.88%, 11/15/2044	321,179
	Pioneer Natural Resources Co.
1,315,000	4.45%, 01/15/2026	1,184,044
3,540,000	7.50%, 01/15/2020	3,759,852
500,000	Shell International Finance B.V. 4.38%, 03/25/2020	537,015
3,950,000	Sinopec Group Overseas Development 2015 Ltd. 2.50%, 04/28/2020(3)	3,885,816
	Statoil ASA
340,000	2.25%, 11/08/2019	338,794
160,000	2.45%, 01/17/2023	151,672
495,000	2.75%, 11/10/2021	491,867
1,850,000	2.90%, 11/08/2020	1,880,255
210,000	3.25%, 11/10/2024	205,966
45,000	3.70%, 03/01/2024	45,591
615,000	Suncor Energy, Inc. 3.60%, 12/01/2024	579,255
1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,318,145

		28,489,782

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Oil & Gas Services - 0.1%
$1,085,000	Halliburton Co. 3.38%, 11/15/2022	$1,067,786
940,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(3)	927,856
1,625,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	1,648,606

		3,644,248

	Pharmaceuticals - 0.9%
270,000	AbbVie, Inc. 3.20%, 11/06/2022	265,770
	Actavis Funding SCS
610,000	3.00%, 03/12/2020	609,515
1,035,000	3.45%, 03/15/2022	1,036,129
330,000	3.80%, 03/15/2025	328,315
600,000	4.85%, 06/15/2044	593,652
	Bayer US Finance LLC
260,000	2.38%, 10/08/2019(3)	260,163
1,215,000	3.00%, 10/08/2021(3)	1,225,257
395,000	3.38%, 10/08/2024(3)	397,811
	Cardinal Health, Inc.
990,000	2.40%, 11/15/2019	989,621
880,000	3.50%, 11/15/2024	881,022
1,035,000	4.50%, 11/15/2044	998,985
450,000	Eli Lilly & Co. 2.75%, 06/01/2025	444,267
	EMD Finance LLC
2,015,000	2.95%, 03/19/2022(3)	1,944,175
3,000,000	3.25%, 03/19/2025(3)	2,844,441
1,525,000	Express Scripts Holding Co. 2.25%, 06/15/2019	1,516,012
305,000	Forest Laboratories, Inc. 4.88%, 02/15/2021(3)	330,255
	McKesson Corp.
100,000	2.85%, 03/15/2023	95,936
990,000	3.80%, 03/15/2024	995,176
	Merck & Co., Inc.
1,960,000	2.75%, 02/10/2025	1,908,076
1,640,000	2.80%, 05/18/2023	1,631,880
630,000	4.15%, 05/18/2043	625,260
1,925,000	Mylan N.V. 3.00%, 12/15/2018(3)	1,920,751

		21,842,469

	Pipelines - 0.5%
990,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(3)	967,941
1,300,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	918,865
2,850,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	2,447,885
2,425,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	2,086,079
2,510,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	2,365,828
2,375,000	Sunoco Logistics Partners Operations L.P. 4.40%, 04/01/2021	2,301,544
2,470,000	Western Gas Partners L.P. 4.00%, 07/01/2022	2,184,752

		13,272,894

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Real Estate - 0.1%
	WEA Finance LLC / Westfield UK & Europe Finance plc
$480,000	1.75%, 09/15/2017(3)	$475,882
730,000	2.70%, 09/17/2019(3)	723,986
1,400,000	3.25%, 10/05/2020(3)(6)	1,405,358

		2,605,226

	Real Estate Investment Trusts - 0.4%
975,000	American Tower Corp. 3.45%, 09/15/2021	979,779
760,000	AvalonBay Communities, Inc. 3.63%, 10/01/2020	788,913
2,010,000	Brandywine Operating Partnership L.P. 6.00%, 04/01/2016	2,030,399
	HCP, Inc.
2,960,000	4.00%, 06/01/2025	2,890,182
2,030,000	6.00%, 01/30/2017	2,114,649
1,735,000	Scentre Group 2.38%, 11/05/2019(3)	1,711,578

		10,515,500

	Retail - 0.5%
	AutoZone, Inc.
900,000	3.13%, 07/15/2023	882,786
1,908,000	3.70%, 04/15/2022	1,941,142
	CVS Health Corp.
2,100,000	4.00%, 12/05/2023	2,182,360
1,370,000	4.88%, 07/20/2035	1,414,512
1,585,000	5.13%, 07/20/2045	1,669,688
325,000	Home Depot, Inc. 4.40%, 03/15/2045	335,906
2,650,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	2,868,185
1,435,000	O’Reilly Automotive, Inc. 3.80%, 09/01/2022	1,452,382

		12,746,961

	Savings & Loans - 0.1%
1,610,000	Nationwide Building Society 2.35%, 01/21/2020(3)	1,599,174

	Telecommunications - 0.7%
	America Movil S.A.B. de C.V.
635,000	3.13%, 07/16/2022	623,962
530,000	4.38%, 07/16/2042	468,125
1,000,000	AT&T, Inc. 6.80%, 05/15/2036	1,149,414
715,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	694,849
	Orange S.A.
3,200,000	4.13%, 09/14/2021	3,386,218
420,000	9.00%, 03/01/2031	592,801
	Verizon Communications, Inc.
425,000	3.45%, 03/15/2021	434,813
2,415,000	3.50%, 11/01/2021	2,465,713
4,795,000	4.50%, 09/15/2020	5,151,781
2,386,000	4.52%, 09/15/2048	2,133,793
715,000	4.75%, 11/01/2041	659,410
263,000	6.40%, 09/15/2033	299,630

		18,060,509

The accompanying notes are an integral part of these financial statements.

71

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 17.0% - (continued)
	Transportation - 0.2%
	FedEx Corp.
$270,000	2.63%, 08/01/2022	$263,021
405,000	2.70%, 04/15/2023	393,088
845,000	4.90%, 01/15/2034	868,081
1,435,000	5.10%, 01/15/2044	1,486,835
1,685,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.20%, 07/15/2020(3)	1,668,091

		4,679,116

	Total Corporate Bonds (cost $419,397,465)	$427,332,947

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
	Mexico - 0.2%
	Mexico Government International Bond
$1,674,000	3.50%, 01/21/2021	$1,699,110
2,375,000	3.60%, 01/30/2025	2,314,438

	Total Foreign Government Obligations (cost $4,022,208)	$4,013,548

MUNICIPAL BONDS - 1.3%
	General - 0.2%
$585,000	Chicago Transit Auth 6.90%, 12/01/2040	$679,899
1,785,000	Kansas Dev Finance Auth 4.93%, 04/15/2045	1,774,593
2,400,000	New Jersey State, Economic Auth Rev 3.80%, 06/15/2018	2,388,336

		4,842,828

	General Obligation - 0.3%
1,235,000	California State GO, Taxable 7.55%, 04/01/2039	1,793,850
685,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	791,237
1,640,000	Illinois State, GO 5.10%, 06/01/2033	1,550,866
2,800,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	3,370,668

		7,506,621

	Higher Education - 0.1%
1,960,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	2,401,666

	Medical - 0.1%
1,935,000	University of California, Regents MedCenter Pooled Rev 6.58%, 05/15/2049	2,499,885

	Power - 0.0%
485,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	502,673

	Transportation - 0.5%
1,560,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	2,102,412
1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	1,958,385

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
	Transportation - 0.5% - (continued)
$1,875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	$2,345,100
1,050,000	Maryland State Transportation Auth 5.89%, 07/01/2043	1,276,999
	New York and New Jersey PA, Taxable Rev
685,000	4.81%, 10/15/2065	696,460
975,000	5.86%, 12/01/2024	1,190,573
570,000	6.04%, 12/01/2029	690,378
2,400,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	3,306,336

		13,566,643

	Utility - Electric - 0.1%
905,000	Municipal Electric Auth. Georgia 6.64%, 04/01/2057	1,086,100

	Total Municipal Bonds (cost $27,587,494)	$32,406,416

U.S. GOVERNMENT AGENCIES - 1.0%
	FHLMC - 0.4%
$66,937	2.43%, 04/01/2029(4)	$69,036
43,319	4.00%, 03/01/2041	45,911
1,081,648	4.50%, 08/01/2033	1,169,977
414,574	4.50%, 09/01/2033	448,369
25,141	4.50%, 12/01/2034	27,189
56,133	4.50%, 05/01/2035	60,688
59,428	4.50%, 09/01/2035	64,276
40,489	4.50%, 12/01/2035	43,603
1,326,615	4.50%, 10/01/2039	1,430,996
162,816	4.50%, 01/01/2040	175,589
9,800	4.50%, 04/01/2040	10,559
43,028	4.50%, 09/01/2040	46,956
381,936	4.50%, 02/01/2041	412,181
632,078	4.50%, 10/01/2041	682,478
113,149	4.50%, 11/01/2043	122,612
4,107,447	4.50%, 01/01/2044	4,435,620

		9,246,040

	FNMA - 0.3%
136,462	4.50%, 11/01/2023	147,382
238,907	4.50%, 03/01/2038	258,715
138,546	4.50%, 11/01/2039	149,774
299,484	4.50%, 04/01/2040	324,948
203,643	4.50%, 05/01/2040	220,392
515,382	4.50%, 08/01/2040	557,352
116,097	4.50%, 11/01/2040	125,388
78,398	4.50%, 02/01/2041	84,854
215,728	4.50%, 03/01/2041	233,326
1,415,709	4.50%, 04/01/2041	1,531,857
117,813	4.50%, 05/01/2041	127,241
623,773	4.50%, 06/01/2041	674,567
939,919	4.50%, 07/01/2041	1,017,119
368,330	4.50%, 09/01/2041	398,592
23,858	4.50%, 11/01/2043	25,768
550,964	4.50%, 06/01/2044	597,397
279,280	4.50%, 07/01/2044	301,639
1,800,000	4.50%, 01/01/2046(7)	1,943,775
4,758	5.00%, 02/01/2019	4,948
47,137	5.00%, 04/01/2019	48,809

		8,773,843

The accompanying notes are an integral part of these financial statements.

72

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.0% - (continued)
	GNMA - 0.3%
$174,458	5.00%, 07/15/2037	$194,463
25,925	6.00%, 06/15/2024	29,285
6,871	6.00%, 07/15/2026	7,708
12,195	6.00%, 01/15/2028	13,680
3,196	6.00%, 03/15/2028	3,697
87,564	6.00%, 04/15/2028	98,552
114,677	6.00%, 05/15/2028	128,642
24,749	6.00%, 06/15/2028	27,762
75,128	6.00%, 07/15/2028	85,180
22,782	6.00%, 08/15/2028	25,682
100,526	6.00%, 09/15/2028	113,064
182,630	6.00%, 10/15/2028	205,283
295,287	6.00%, 11/15/2028	331,789
168,978	6.00%, 12/15/2028	190,020
6,293	6.00%, 12/15/2031	7,234
36,345	6.00%, 09/15/2032	41,488
12,470	6.00%, 11/15/2032	14,403
21,054	6.00%, 01/15/2033	23,618
6,075	6.00%, 04/15/2033	6,815
137,009	6.00%, 06/15/2033	157,290
55,117	6.00%, 10/15/2033	63,606
7,746	6.00%, 11/15/2033	8,943
140,730	6.00%, 10/15/2034	159,728
64,083	6.00%, 01/15/2035	71,886
8,308	6.00%, 05/15/2035	9,320
26,490	6.00%, 06/15/2035	30,501
1,214	6.50%, 03/15/2026	1,388
22	6.50%, 04/15/2026	25
5,804	6.50%, 01/15/2028	6,640
472	6.50%, 02/15/2028	540
94,188	6.50%, 03/15/2028	107,763
174,001	6.50%, 04/15/2028	199,078
61,747	6.50%, 05/15/2028	70,649
242,935	6.50%, 06/15/2028	277,949
14,923	6.50%, 10/15/2028	17,074
5,117	6.50%, 02/15/2035	5,966
34,374	7.00%, 11/15/2031	39,439
16,843	7.00%, 03/15/2032	19,600
1,793,818	7.00%, 11/15/2032	2,170,616
258,001	7.00%, 01/15/2033	306,656
282,059	7.00%, 05/15/2033	333,374
55,609	7.00%, 07/15/2033	65,423
339,642	7.00%, 11/15/2033	401,763
136,052	7.50%, 09/16/2035	155,795
253	8.00%, 09/15/2026	284
160	8.00%, 11/15/2026	179
16,146	8.00%, 12/15/2026	19,404
180	8.00%, 09/15/2027	191
10,626	8.00%, 07/15/2029	12,914
5,571	8.00%, 10/15/2029	5,652
4,344	8.00%, 11/15/2029	4,361
23,364	8.00%, 12/15/2029	25,087
4,995	8.00%, 01/15/2030	5,217
7,093	8.00%, 02/15/2030	7,365
1,183	8.00%, 03/15/2030	1,210
62,320	8.00%, 04/15/2030	63,517
12,018	8.00%, 05/15/2030	12,445
50,810	8.00%, 06/15/2030	54,365
4,000	8.00%, 07/15/2030	4,447
87,392	8.00%, 08/15/2030	90,272
17,809	8.00%, 09/15/2030	18,223

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 1.0% - (continued)
	GNMA - 0.3% - (continued)
$10,802	8.00%, 11/15/2030	$11,145
184,149	8.00%, 12/15/2030	203,903
283	8.00%, 02/15/2031	301
2,583	9.00%, 07/20/2016	2,591
10,164	9.00%, 06/15/2022	10,342

		6,782,792

	Total U.S. Government Agencies (cost $23,753,947)	$24,802,675

U.S. GOVERNMENT SECURITIES - 14.1%
	U.S. Treasury Securities - 14.1%
	U.S. Treasury Bonds - 3.2%
$18,060,000	2.50%, 02/15/2045	$16,203,920
17,645,800	2.88%, 05/15/2043	17,204,655
235,000	3.00%, 11/15/2044	234,146
361,500	3.13%, 02/15/2043	370,509
10,095,000	3.13%, 08/15/2044	10,317,009
4,630,000	3.38%, 05/15/2044	4,968,930
22,000,000	4.38%, 02/15/2038(8)	27,762,966
1,750,000	6.00%, 02/15/2026	2,336,455

		79,398,590

	U.S. Treasury Notes - 10.9%
50,000,000	0.50%, 08/31/2016	49,943,350
4,300,000	0.50%, 03/31/2017	4,280,349
22,475,000	0.63%, 12/31/2016	22,437,242
8,300,000	0.63%, 05/31/2017	8,263,364
25,000,000	0.63%, 08/31/2017	24,839,850
3,800,000	0.63%, 09/30/2017	3,773,727
5,343,000	0.88%, 01/31/2017	5,343,417
11,800,000	1.00%, 09/15/2017	11,793,085
8,935,000	1.38%, 09/30/2018	8,962,922
2,025,000	1.38%, 09/30/2020	1,990,036
37,000,000	1.63%, 07/31/2019	37,128,649
1,665,000	1.63%, 06/30/2020	1,658,170
17,835,000	1.75%, 09/30/2019	17,955,529
7,475,000	2.00%, 02/15/2025	7,307,104
8,000,000	2.13%, 05/15/2025	7,895,624
16,670,000	2.25%, 11/15/2024	16,661,532
13,095,000	2.38%, 08/15/2024	13,231,581
16,070,000	2.75%, 02/15/2019	16,744,811
7,650,000	2.75%, 11/15/2023	7,983,792
5,950,000	2.75%, 02/15/2024	6,197,532

		274,391,666

	Total U.S. Government Securities (cost $345,033,532)	$353,790,256

	Total Long-Term Investments (cost $2,048,162,458)	$2,479,455,636

The accompanying notes are an integral part of these financial statements.

73

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.3%
	Discount Notes - 1.1%
	Sovereign - 1.1%
	FHLB
$1,469,000	0.18%, 02/04/2016(9)	$1,468,750
25,279,000	0.19%, 02/12/2016(9)	25,273,397

		26,742,147

		26,742,147

	Other Investment Pools & Funds - 0.2%
4,579,370	Federated Prime Obligations Fund	4,579,370

	Total Short-Term Investments (cost $31,321,517)	$31,321,517

Total Investments (cost $2,079,483,975)^	100.0%	$2,510,777,153
Other Assets and Liabilities	0.0%	1,106,059

Total Net Assets	100.0%	$2,511,883,212

The accompanying notes are an integral part of these financial statements.

74

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $2,096,519,649 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$479,586,190
Unrealized Depreciation	(65,328,686)

Net Unrealized Appreciation	$414,257,504

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $19,755,780, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	11,702,200	Allstar Co.	$5,090,681
11/2013	163,241	Tory Burch LLC	12,794,224

			$17,884,905

At December 31, 2015, the aggregate value of these securities was $19,755,780, which represents 0.8% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $105,809,331, which represents 4.2% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,395,198 at December 31, 2015.

(7)	Represents or includes a TBA transaction.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(9)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

75

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Futures Contracts Outstanding at December 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	15	03/21/2016	$1,894,091	$1,888,594	$(5,497)
U.S. Treasury 5-Year Note Future	141	03/31/2016	16,738,513	16,683,164	(55,349)

Total					$(60,846)

Total futures contracts					$(60,846)

TBA Sale Commitments Outstanding at December 31, 2015

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$5,000,000	01/01/2046	$(5,386,250)	$(3,969)

Total (proceeds $5,382,281)			$(5,386,250)	$(3,969)

At December 31, 2015, the aggregate market value of these securities represents (0.2)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

76

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$12,707,207	$12,707,207	$—	$—
Banks	173,288,405	173,288,405	—	—
Capital Goods	113,235,673	113,235,673	—	—
Commercial & Professional Services	16,526,690	16,526,690	—	—
Consumer Durables & Apparel	8,760,667	8,760,667	—	—
Consumer Services	31,128,642	31,128,642	—	—
Diversified Financials	73,166,802	73,166,802	—	—
Energy	96,985,750	96,985,750	—	—
Food & Staples Retailing	29,661,463	29,661,463	—	—
Food, Beverage & Tobacco	87,826,897	69,838,716	17,988,181	—
Health Care Equipment & Services	74,802,775	74,802,775	—	—
Household & Personal Products	15,279,291	15,279,291	—	—
Insurance	61,689,910	61,689,910	—	—
Materials	42,213,452	42,213,452	—	—
Media	60,278,553	60,278,553	—	—
Pharmaceuticals, Biotechnology & Life Sciences	242,290,484	186,464,779	55,825,705	—
Retailing	77,745,266	57,989,486	—	19,755,780
Semiconductors & Semiconductor Equipment	79,534,664	79,534,664	—	—
Software & Services	172,846,828	172,846,828	—	—
Technology Hardware & Equipment	73,980,722	73,980,722	—	—
Telecommunication Services	8,702,764	8,702,764	—	—
Transportation	11,826,968	11,826,968	—	—
Utilities	30,547,816	30,547,816	—	—
Asset & Commercial Mortgage Backed Securities	42,082,105	—	42,082,105	—
Corporate Bonds	427,332,947	—	427,332,947	—
Foreign Government Obligations	4,013,548	—	4,013,548	—
Municipal Bonds	32,406,416	—	32,406,416	—
U.S. Government Agencies	24,802,675	—	24,802,675	—
U.S. Government Securities	353,790,256	—	353,790,256	—
Short-Term Investments	31,321,517	4,579,370	26,742,147	—

Total	$2,510,777,153	$1,506,037,393	$984,983,980	$19,755,780

Liabilities
Futures Contracts(2)	$(60,846)	$(60,846)	$—	$—
TBA Sale Commitments	(5,386,250)	—	(5,386,250)	—

Total	$(5,447,096)	$(60,846)	$(5,386,250)	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

77

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

December 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Corporate Bonds	Total
Beginning balance	$7,898	$21,745,766	$20,629,007	$42,382,671
Purchases	—	—	—	—
Sales	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	—	(1,989,986)	—	(1,989,986)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(7,898)	—	(20,629,007)	(20,636,905)

Ending balance	$—	$19,755,780	$—	$19,755,780

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $(1,989,986).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

Hartford Capital Appreciation HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1%
	Automobiles & Components - 1.8%
483,884	Delphi Automotive plc	$41,483,375
243,845	Fiat Chrysler Automobiles N.V.*	3,386,482
253,742	General Motors Co.	8,629,765
941,910	Goodyear Tire & Rubber Co.	30,772,200
174,600	Honda Motor Co., Ltd.	5,580,480
107,900	Magna International, Inc.	4,376,200
21,661	Tesla Motors, Inc.*	5,198,857
104,636	Volkswagen AG (Preference Shares)	15,107,279

		114,534,638

	Banks - 6.5%
2,218,161	Alpha Bank A.E.*	5,944,406
2,112,094	Bank of America Corp.	35,546,542
173,409	BNP Paribas S.A.	9,811,017
1,105,542	CaixaBank S.A.	3,847,960
7,153,000	China Construction Bank Corp. Class H	4,879,402
1,406,422	Citigroup, Inc.	72,782,339
307,532	Citizens Financial Group, Inc.	8,054,263
473,200	HSBC Holdings plc	3,735,540
1,366,417	ICICI Bank Ltd. ADR	10,699,045
1,804,376	JP Morgan Chase & Co.	119,142,947
154,638	M&T Bank Corp.	18,739,033
1,150,600	Mitsubishi UFJ Financial Group, Inc.	7,127,103
579,037	Nordea Bank AB	6,353,051
745,777	PNC Financial Services Group, Inc.	71,080,006
2,815,100	Sberbank of Russia PJSC ADR	16,299,429
267,322	Svenska Handelsbanken AB Class A	3,550,430
344,344	Wells Fargo & Co.	18,718,540

		416,311,053

	Capital Goods - 5.2%
87,888	3M Co.	13,239,448
1,047,131	AerCap Holdings N.V.*	45,194,174
138,174	Airbus Group SE	9,311,175
453,875	Builders FirstSource, Inc.*	5,028,935
282,956	Capstone Turbine Corp.*	396,138
67,705	Caterpillar, Inc.	4,601,232
50,104	Danaher Corp.	4,653,659
22,340	DigitalGlobe, Inc.*	349,844
484,793	Eaton Corp. plc	25,228,628
126,374	Fastenal Co.	5,158,587
93,602	Fortune Brands Home & Security, Inc.	5,194,911
134,615	Generac Holdings, Inc.*	4,007,489
78,283	General Electric Co.	2,438,515
350,600	HF Global, Inc.(1)(2)	4,242,246
297,786	Honeywell International, Inc.	30,841,696
7,055	KLX, Inc.*	217,223
73,334	Lockheed Martin Corp.	15,924,478
37,123	Middleby Corp.*	4,004,458
523,786	Owens Corning	24,633,656
336,735	Raytheon Co.	41,933,610
87,811	Safran S.A.	6,032,856
548,800	Sanwa Holdings Corp.	4,340,461
137,351	Schneider Electric SE	7,802,076
53,567	Siemens AG	5,182,383
34,301	Sulzer AG	3,224,073
54,760	TransDigm Group, Inc.*	12,509,922
377,707	United Technologies Corp.	36,286,311
75,241	Wabco Holdings, Inc.*	7,694,145
82,376	WESCO International, Inc.*	3,598,184

		333,270,513

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Commercial & Professional Services - 0.4%
156,120	Clean Harbors, Inc.*	$6,502,398
124,024	Equifax, Inc.	13,812,553
22,362	FTI Consulting, Inc.*	775,067
238,100	TriNet Group, Inc.*	4,607,235

		25,697,253

	Consumer Durables & Apparel - 2.5%
269,150	Asics Corp.	5,584,188
240,611	D.R. Horton, Inc.	7,706,770
120,390	Deckers Outdoor Corp.*	5,682,408
138,831	Electrolux AB Series B	3,349,631
29,708,000	Global Brands Group Holding Ltd.*	5,625,770
271,892	Harman International Industries, Inc.	25,614,945
467,216	Kate Spade & Co.*	8,302,428
339,551	Lennar Corp. Class A	16,607,439
70,498	Luxottica Group S.p.A.	4,594,006
1,786,870	PulteGroup, Inc.	31,842,023
63,013	Ralph Lauren Corp.	7,024,689
1,330,300	Sony Corp.	32,694,501
216,767	Vera Bradley, Inc.*	3,416,248

		158,045,046

	Consumer Services - 3.2%
283,203	American Public Education, Inc.*	5,270,408
17,704	Chipotle Mexican Grill, Inc.*	8,495,264
105,700	Grand Canyon Education, Inc.*	4,240,684
962,296	Hilton Worldwide Holdings, Inc.	20,593,135
58,276	Jack in the Box, Inc.	4,470,352
558,354	Las Vegas Sands Corp.	24,478,239
282,790	LifeLock, Inc.*	4,058,037
203,735	McDonald’s Corp.	24,069,253
675,400	Norwegian Cruise Line Holdings Ltd.*	39,578,440
48,840	Panera Bread Co. Class A*	9,513,055
220,073	Planet Fitness, Inc. Class A*	3,439,741
811,200	Sands China Ltd.	2,750,125
675,634	Wyndham Worldwide Corp.	49,084,810
24,814	Wynn Resorts Ltd.	1,716,881

		201,758,424

	Diversified Financials - 4.7%
278,320	American Express Co.	19,357,156
22,070	Ameriprise Financial, Inc.	2,348,689
171,674	Banca Generali S.p.A.	5,400,175
125,453	BlackRock, Inc.	42,719,256
1,282,300	Blackstone Group L.P.	37,494,452
1,420,920	Henderson Group plc	6,458,106
43,641	Intercontinental Exchange, Inc.	11,183,443
61,068	Julius Baer Group Ltd.*	2,954,296
335,050	LendingClub Corp. PIPE*	3,702,303
299,734	Markit, Ltd.*	9,042,975
337,900	McGraw Hill Financial, Inc.	33,310,182
488,022	MSCI, Inc.	35,201,027
144,790	Northern Trust Corp.	10,437,911
1,055,099	OneMain Holdings Inc.*	43,828,812
214,150	PRA Group, Inc.*	7,428,864
261,960	Raymond James Financial, Inc.	15,185,821
242,340	Santander Consumer USA Holdings, Inc.*	3,841,089
74,700	Solar Cayman Ltd.*(1)(2)	16,135
5,060	Synchrony Financial*	153,875
118,638	Waddell & Reed Financial, Inc. Class A	3,400,165
193,500	WisdomTree Investments, Inc.	3,034,080

		296,498,812

The accompanying notes are an integral part of these financial statements.

79

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Energy - 3.8%
181,839	Anadarko Petroleum Corp.	$8,833,739
318,618	Atwood Oceanics, Inc.	3,259,462
362,598	Canadian Natural Resources Ltd.	7,915,514
243,803	Chevron Corp.	21,932,518
1,984,165	Cobalt International Energy, Inc.*	10,714,491
134,050	Continental Resources, Inc.*	3,080,469
117,631	Diamondback Energy, Inc.*	7,869,514
46,160	Energen Corp.	1,892,098
373,000	Ensco plc Class A	5,740,470
56,619	EOG Resources, Inc.	4,008,059
193,780	Golar LNG Ltd.	3,059,786
311,176	Halliburton Co.	10,592,431
98,302	Helmerich & Payne, Inc.	5,264,072
124,591	HollyFrontier Corp.	4,969,935
814,938	Imperial Oil Ltd.	26,501,784
3,296,103	Karoon Gas Australia Ltd.*	4,212,001
612,223	Laredo Petroleum, Inc.*	4,891,662
539,789	Marathon Oil Corp.	6,795,944
456,332	McDermott International, Inc.*	1,528,712
101,260	National Oilwell Varco, Inc.	3,391,197
69,240	Newfield Exploration Co.*	2,254,454
199,730	Occidental Petroleum Corp.	13,503,745
272,438	Pioneer Natural Resources Co.	34,158,276
263,319	QEP Resources, Inc.	3,528,475
271,221	Rice Energy, Inc.*	2,956,309
231,818	Royal Dutch Shell plc Class B	5,283,346
1,997,999	Southwestern Energy Co.*	14,205,773
552,696	Suncor Energy, Inc.	14,259,557
127,880	Total S.A.	5,733,035
1,960,125	Trican Well Service Ltd.*	906,613
99,300	Whiting Petroleum Corp.*	937,392

		244,180,833

	Food & Staples Retailing - 0.4%
94,328	Costco Wholesale Corp.	15,233,972
210,405	Seven & I Holdings Co., Ltd.	9,633,300

		24,867,272

	Food, Beverage & Tobacco - 3.8%
763,925	British American Tobacco plc	42,423,803
1,145,545	Coca-Cola Co.	49,212,613
555,510	ConAgra Foods, Inc.	23,420,302
659,601	Freshpet, Inc.*	5,600,013
276,600	Molson Coors Brewing Co. Class B	25,978,272
1,458,992	Mondelez International, Inc. Class A	65,421,201
192,189	Monster Beverage Corp.*	28,628,473

		240,684,677

	Health Care Equipment & Services - 4.5%
284,248	Becton Dickinson and Co.	43,799,774
297,392	Cardinal Health, Inc.	26,548,184
10,082,792	CareView Communications, Inc.*	2,903,844
117,510	Cerner Corp.*	7,070,577
28,800	Cigna Corp.	4,214,304
2,831,842	Corindus Vascular Robotics, Inc.*	9,090,213
172,959	Dentsply International, Inc.	10,524,555
59,283	DexCom, Inc.*	4,855,278
223,260	Edwards Lifesciences Corp.*	17,633,075
321,068	Envision Healthcare Holdings, Inc.*	8,338,136
73,154	Essilor International S.A.	9,117,610
675,744	HCA Holdings, Inc.*	45,700,567
49,275	HeartWare International, Inc.*	2,483,460

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Health Care Equipment & Services - 4.5% - (continued)
133,278	Hologic, Inc.*	$5,156,526
430,705	IMS Health Holdings, Inc.*	10,970,056
14,029	Intuitive Surgical, Inc.*	7,662,079
57,000	McKesson Corp.	11,242,110
260,307	Medtronic plc	20,022,814
220,467	UnitedHealth Group, Inc.	25,935,738
31,182	Universal Health Services, Inc. Class B	3,725,937
175,410	Veeva Systems, Inc. Class A*	5,060,578
45,000	Zimmer Biomet Holdings, Inc.	4,616,550

		286,671,965

	Household & Personal Products - 1.0%
459,395	Avon Products, Inc.	1,860,550
99,790	Beiersdorf AG	9,070,046
297,747	Colgate-Palmolive Co.	19,835,905
309,902	Estee Lauder Cos., Inc. Class A	27,289,970
36,961	Procter & Gamble Co.	2,935,073

		60,991,544

	Insurance - 5.2%
832,838	ACE Ltd.	97,317,120
626,432	American International Group, Inc.	38,819,991
194,549	Arthur J Gallagher & Co.	7,964,836
313,463	Assicurazioni Generali S.p.A.	5,725,930
2,282,000	China Life Insurance Co., Ltd. Class H	7,325,669
335,752	Delta Lloyd N.V.	1,979,235
126,120	Lincoln National Corp.	6,338,791
15,056	Markel Corp.*	13,299,718
491,203	Marsh & McLennan Cos., Inc.	27,237,206
867,092	MetLife, Inc.	41,802,505
319,326	Principal Financial Group, Inc.	14,363,283
515,200	Prudential Financial, Inc.	41,942,432
170,556	Torchmark Corp.	9,748,981
229,313	Unum Group	7,633,830
42,679	Zurich Insurance Group AG	10,964,227

		332,463,754

	Materials - 3.7%
48,500	Agrium, Inc.	4,332,990
45,775	Akzo Nobel N.V.	3,058,623
97,673	Bemis Co., Inc.	4,365,006
325,320	BRAAS Monier Building Group S.A.	9,388,293
90,603	Cabot Corp.	3,703,851
130,201	Celanese Corp. Series A	8,766,433
230,619	Chemours Co.	1,236,118
309,369	Constellium N.V. Class A*	2,382,141
459,900	Dow Chemical Co.	23,675,652
51,280	E.I. DuPont de Nemours & Co.	3,415,248
368,508	Huntsman Corp.	4,189,936
282,046	International Paper Co.	10,633,134
9,025,200	Ivanhoe Mines Ltd. Class A*	3,978,732
1,280,962	Louisiana-Pacific Corp.*	23,070,126
752,253	Methanex Corp.	24,842,145
472,933	Norbord, Inc.	9,211,205
84,120	Nucor Corp.	3,390,036
294,530	Packaging Corp. of America	18,570,117
267,143	Platform Specialty Products Corp.*	3,427,445
261,967	Praxair, Inc.	26,825,421
254,140	Reliance Steel & Aluminum Co.	14,717,247
333,328	Wacker Chemie AG	27,869,742

		235,049,641

The accompanying notes are an integral part of these financial statements.

80

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Media - 1.6%
144,430	CBS Corp. Class B	$6,806,986
60,255	DISH Network Corp. Class A*	3,445,381
88,669	IMAX Corp.*	3,151,296
288,600	Quebecor, Inc. Class B	7,066,393
113,644	SES S.A.	3,149,040
2,649,620	Sky plc	43,434,540
36,657	Tribune Media Co. Class A	1,239,373
1,226,200	Twenty-First Century Fox, Inc. Class A	33,303,592

		101,596,601

	Pharmaceuticals, Biotechnology & Life Sciences - 13.0%
112,770	Alder Biopharmaceuticals, Inc.*	3,724,793
216,530	Alkermes plc*	17,188,151
281,793	Allergan plc*	88,060,312
41,800	Amgen, Inc.	6,785,394
185,504	AstraZeneca plc ADR	6,297,861
316,386	AstraZeneca plc	21,371,024
46,160	Biogen, Inc.*	14,141,116
2,858,416	Bristol-Myers Squibb Co.	196,630,437
76,561	Celgene Corp.*	9,168,945
575,005	Eisai Co., Ltd.	38,037,009
171,914	Gilead Sciences, Inc.	17,395,978
159,210	ICON plc*	12,370,617
15,496	Illumina, Inc.*	2,974,380
119,293	Incyte Corp.*	12,937,326
33,362	Ionis Pharmaceuticals, Inc.*	2,066,109
362,439	Johnson & Johnson	37,229,734
2,999,874	Merck & Co., Inc.	158,453,345
24,868	Mettler-Toledo International, Inc.*	8,433,485
505,011	Mylan N.V.*	27,305,945
41,471	Perrigo Co. plc	6,000,854
183,532	Portola Pharmaceuticals, Inc.*	9,442,721
37,942	Regeneron Pharmaceuticals, Inc.*	20,597,573
94,823	Roche Holding AG	26,276,248
77,222	TESARO, Inc.*	4,040,255
4,468,975	TherapeuticsMD, Inc.*	46,343,271
124,472	Vertex Pharmaceuticals, Inc.*	15,662,312
323,300	Zoetis, Inc.	15,492,536

		824,427,731

	Real Estate - 1.6%
205,639	American Tower Corp. REIT	19,936,701
44,576	AvalonBay Communities, Inc. REIT	8,207,779
302,970	Castellum AB	4,314,673
216,138	CBRE Group, Inc. Class A*	7,474,052
316,909	Columbia Property Trust, Inc. REIT	7,441,023
20,016	Equinix, Inc. REIT	6,052,838
222,384	Host Hotels & Resorts, Inc. REIT	3,411,370
54,319	ICADE REIT	3,645,888
281,646	UNITE Group plc	2,720,847
1,081,942	Vonovia SE	33,424,515
161,412	Weyerhaeuser Co. REIT	4,839,132

		101,468,818

	Retailing - 5.6%
111,260	Advance Auto Parts, Inc.	16,745,743
8,451,700	Allstar Co.*(1)(2)	8,029,115
153,335	Amazon.com, Inc.*	103,637,593
189,343	CarMax, Inc.*	10,218,842
1,190,100	Chico’s FAS, Inc.	12,698,367
106,065	Dollar Tree, Inc.*	8,190,339
73,875	DSW, Inc. Class A	1,762,658

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Retailing - 5.6% - (continued)
204,920	Home Depot, Inc.	$27,100,670
17,385	Honest Co.(1)(2)	788,062
12,945	HSN, Inc.	655,923
106,120	L Brands, Inc.	10,168,418
257,512	Lowe’s Cos., Inc.	19,581,212
420,535	Michaels Cos., Inc.*	9,298,029
32,180	Nordstrom, Inc.	1,602,886
141,170	Party City Holdco, Inc.*	1,822,505
13,998	Priceline Group, Inc.*	17,846,750
307,102	Signet Jewelers Ltd.	37,985,446
470,344	TJX Cos., Inc.	33,352,093
280,504	Tory Burch LLC*(1)(2)	14,844,246
185,737	TripAdvisor, Inc.*	15,834,079
336,700	Tuesday Morning Corp.*	2,188,550
28,685	Williams-Sonoma, Inc.	1,675,491

		356,027,017

	Semiconductors & Semiconductor Equipment - 4.4%
231,862	Applied Materials, Inc.	4,328,864
79,100	Avago Technologies Ltd.	11,481,365
369,005	Cypress Semiconductor Corp.	3,619,939
55,837	First Solar, Inc.*	3,684,684
14,486,235	GCL-Poly Energy Holdings Ltd.	2,153,861
2,660,466	Intel Corp.	91,653,054
327,186	Maxim Integrated Products, Inc.	12,433,068
189,613	Micron Technology, Inc.*	2,684,920
599,070	NXP Semiconductors N.V.*	50,471,647
105,716	Silicon Motion Technology Corp. ADR	3,315,254
210,021	SK Hynix, Inc.	5,425,459
99,531	Skyworks Solutions, Inc.	7,646,967
1,014,060	Sumco Corp.	7,650,573
449,572	SunEdison Semiconductor Ltd.*	3,524,644
744,150	SunEdison, Inc.*	3,787,724
1,871,838	SunPower Corp.*	56,173,858
104,098	Synaptics, Inc.*	8,363,233

		278,399,114

	Software & Services - 12.6%
263,635	Accenture plc Class A	27,549,858
2,238,810	Activision Blizzard, Inc.	86,664,335
499,911	Adobe Systems, Inc.*	46,961,639
293,897	Akamai Technologies, Inc.*	15,467,799
455,752	Alibaba Group Holding Ltd. ADR*	37,038,965
15,022	Alphabet, Inc. Class A*	11,687,266
174,323	Alphabet, Inc. Class C*	132,290,238
191,736	Automatic Data Processing, Inc.	16,243,874
133,430	Baidu, Inc. ADR*	25,223,607
110,500	Blackhawk Network Holdings, Inc.*	4,885,205
111,800	Cognizant Technology Solutions Corp. Class A*	6,710,236
128,169	CoStar Group, Inc.*	26,491,251
184,967	Dropbox, Inc. Class B(1)(2)	2,811,498
315,165	Enernoc, Inc.*	1,213,385
131,875	Envestnet, Inc.*	3,936,469
409,300	Everyday Health, Inc.*	2,463,986
843,401	Facebook, Inc. Class A*	88,270,349
620,459	Genpact Ltd.*	15,499,066
293,862	Gogo, Inc.*	5,230,744
1,975,570	Microsoft Corp.	109,604,624
55,913	Mobileye N.V.*	2,364,002
307,274	Monster Worldwide, Inc.*	1,760,680
143,300	Nintendo Co., Ltd.	19,705,190
704,779	Paysafe Group plc*	3,835,008

The accompanying notes are an integral part of these financial statements.

81

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Software & Services - 12.6% - (continued)
1,022,043	Quotient Technology, Inc.*	$6,970,333
156,943	Salesforce.com, Inc.*	12,304,331
215,145	ServiceNow, Inc.*	18,622,951
11,515	Shutterstock, Inc.*	372,395
23,400	Tableau Software, Inc. Class A*	2,204,748
125,462	Tangoe, Inc.*	1,052,626
16,751	Tyler Technologies, Inc.*	2,920,034
142,784	Verint Systems, Inc.*	5,791,319
160,433	VeriSign, Inc.*	14,015,427
684,733	Web.com Group, Inc.*	13,701,507
202,034	Workday, Inc. Class A*	16,098,069
193,640	Yandex N.V. Class A*	3,044,021
39,400	Zendesk, Inc.*	1,041,736
46,002	Zillow Group, Inc. Class A*	1,197,892
323,288	Zillow Group, Inc. Class C*	7,590,802

		800,837,465

	Technology Hardware & Equipment - 3.1%
233,584	Amphenol Corp. Class A	12,200,092
200,484	Apple, Inc.	21,102,946
87,897	Arista Networks, Inc.*	6,841,903
388,174	ARRIS Group, Inc.*	11,866,479
274,018	Belden, Inc.	13,065,178
416,244	CDW Corp. of Delaware	17,498,898
2,912,763	Cisco Systems, Inc.	79,096,079
25,457	Palo Alto Networks, Inc.*	4,483,996
446,121	ParkerVision, Inc. PIPE(1)(2)	93,812
4,920,773	ParkerVision, Inc.*	1,144,080
118,300	Pure Storage, Inc. Class A*	1,841,931
466,941	Pure Storage, Inc. Class B*(1)(2)	6,886,563
143,391	Qualcomm, Inc.	7,167,399
5,789	Samsung Electronics Co., Ltd.	6,174,442
65,326	Stratasys Ltd.*	1,533,854
104,794	Western Digital Corp.	6,292,880

		197,290,532

	Telecommunication Services - 1.1%
385,700	Nippon Telegraph & Telephone Corp.	15,350,132
403,100	NTT DoCoMo, Inc.	8,268,220
46,730	SoftBank Group Corp.	2,358,482
108,195	T-Mobile US, Inc.*	4,232,588
358,016	Telenor ASA	5,967,611
563,339	Verizon Communications, Inc.	26,037,529
4,078,528	Zegona Communications plc*	8,147,027

		70,361,589

	Transportation - 4.6%
111,420	Alaska Air Group, Inc.	8,970,424
139,560	American Airlines Group, Inc.	5,910,366
339,400	Canadian National Railway Co.	18,972,747
277,495	CSX Corp.	7,200,995
138,465	Deutsche Post AG	3,871,174
224,500	FedEx Corp.	33,448,255
133,415	Genesee & Wyoming, Inc. Class A*	7,163,052
2,547,800	Hertz Global Holdings, Inc.*	36,255,194
6,496,000	Jiangsu Expressway Co., Ltd. Class H	8,718,350
48,209	Kansas City Southern	3,599,766
207,483	Landstar System, Inc.	12,168,878
59,126	Macquarie Infrastructure Corp.	4,292,548
53,510	Norfolk Southern Corp.	4,526,411
48,285	Scorpio Bulkers, Inc.*	477,534
1,237,616	Swift Transportation Co.*	17,103,853

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Transportation - 4.6% - (continued)
332,938	Union Pacific Corp.	$26,035,752
809,800	United Continental Holdings, Inc.*	46,401,540
384,862	United Parcel Service, Inc. Class B	37,035,270
411,409	XPO Logistics, Inc.*	11,210,895

		293,363,004

	Utilities - 1.8%
1,775,868	Centrica plc	5,702,264
22,721,000	China Longyuan Power Group Corp. Ltd. Class H	17,085,715
258,669	Dominion Resources, Inc.	17,496,371
75,596	Edison International	4,476,039
500,760	Exelon Corp.	13,906,105
264,970	Gas Natural SDG S.A.	5,403,331
303,074	National Grid plc	4,179,867
276,334	OGE Energy Corp.	7,264,821
98,855	Pattern Energy Group, Inc.	2,067,058
302,101	PG&E Corp.	16,068,752
848,000	Power Assets Holdings Ltd.	7,774,080
385,662	Xcel Energy, Inc.	13,849,123

		115,273,526

	Total Common Stocks (cost $5,944,454,354)	$6,110,070,822

EXCHANGE TRADED FUNDS - 0.1%
	Other Investment Pools & Funds - 0.1%
19,667	SPDR S&P 500 ETF Trust	$4,009,905

	Total Exchange Traded Funds (cost $3,984,965)	$4,009,905

PREFERRED STOCKS - 1.0%
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.(1)(2)	$1,664,200

	Consumer Services - 0.1%
16,619	Airbnb, Inc. Series E(1)(2)	1,664,060
161,097	DraftKings, Inc. Series D(1)(2)	504,234
139,659	DraftKings, Inc. Series D-1(1)(2)	565,619

		2,733,913

	Diversified Financials - 0.1%
284,119	Social Finance, Inc.(1)(2)	4,034,112

	Media - 0.0%
29,800	Harvey Weinstein Co. Holdings(1)(2)	—

	Software & Services - 0.8%
56,702	Cloudera, Inc.(1)(2)	1,456,674
29,504	Magic Leap Inc. Series C(1)(2)	679,565
50,200	Nanigans, Inc.(1)(2)	493,298
158,682	Pinterest, Inc. Series G(1)(2)	5,126,367
20,891	Sharecare(1)(2)	4,698,031
815,160	Uber Technologies, Inc.(1)(2)	39,757,169
293,655	Zuora, Inc. Series F(1)(2)	1,215,732

		53,426,836

	Telecommunication Services - 0.0%
3,739	DocuSign, Inc. Series B(1)(2)	71,340
1,120	DocuSign, Inc. Series B-1(1)(2)	21,370
2,687	DocuSign, Inc. Series D(1)(2)	51,268

The accompanying notes are an integral part of these financial statements.

82

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 1.0% - (continued)
	Telecommunication Services - 0.0% - (continued)
69,493	DocuSign, Inc. Series E(1)(2)	$1,325,926
10,835	DocuSign, Inc. Series F(1)(2)	206,732

		1,676,636

	Total Preferred Stocks (cost $65,839,866)	$63,535,697

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C (1)(2)	$1,838,857

	Total Convertible Preferred Stocks (cost $1,097,606)	$1,838,857

RIGHTS - 0.0%
	Semiconductors & Semiconductor Equipment - 0.0%
2,897,247	GCL-Poly Energy Holdings Ltd. Expires 1/20/16*	$14,953

	Total Rights (cost $ —)	$14,953

	Total Long-Term Investments (cost $6,015,376,791)	$6,179,470,234

SHORT-TERM INVESTMENTS - 3.2%
	Other Investment Pools & Funds - 3.2%
202,444,709	BlackRock Liquidity Funds TempFund Portfolio	$202,444,709

	Total Short-Term Investments (cost $202,444,709)	$202,444,709

Total Investments (cost $6,217,821,500)^	100.4%	$6,381,914,943
Other Assets and Liabilities	(0.4)%	(22,883,836)

Total Net Assets	100.0%	$6,359,031,107

The accompanying notes are an integral part of these financial statements.

83

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $6,302,089,695 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$609,646,770
Unrealized Depreciation	(529,821,522)

Net Unrealized Appreciation	$79,825,248

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $103,086,231, which represents 1.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
06/2015	16,619	Airbnb, Inc. Series E Preferred	$1,547,136
08/2011	8,451,700	Allstar Co.	3,676,649
02/2014	56,702	Cloudera, Inc. Preferred	825,581
02/2014	3,739	DocuSign, Inc. Series B Preferred	49,102
02/2014	1,120	DocuSign, Inc. Series B-1 Preferred	14,708
02/2014	2,687	DocuSign, Inc. Series D Preferred	35,287
02/2014	69,493	DocuSign, Inc. Series E Preferred	912,610
04/2015	10,835	DocuSign, Inc. Series F Preferred	206,874
07/2015	161,097	DraftKings, Inc. Series D Preferred	867,652
08/2015	139,659	DraftKings, Inc. Series D-1 Preferred	1,070,543
05/2012	184,967	Dropbox, Inc. Class B	1,674,267
06/2015	350,600	HF Global, Inc.	4,713,607
10/2005	29,800	Harvey Weinstein Co. Holdings Preferred	27,950,957
08/2014	17,385	Honest Co.	470,391
08/2014	40,566	Honest Co. Series C Convertible Preferred	1,097,606
12/2015	29,504	Magic Leap Inc. Series C Preferred	679,566
03/2015	50,200	Nanigans, Inc. Preferred	548,109
01/2014	127,917	One Kings Lane, Inc. Preferred	1,972,096
12/2015	446,121	ParkerVision, Inc. PIPE	84,763
03/2015	158,682	Pinterest, Inc. Series G Preferred	5,695,963
10/2015	466,941	Pure Storage, Inc. Class B	7,343,067
03/2015	20,891	Sharecare Preferred	5,220,034
09/2015	284,119	Social Finance, Inc. Preferred	4,482,347
03/2007	74,700	Solar Cayman Ltd.	21,894
11/2013	280,504	Tory Burch LLC	21,984,886
06/2014	815,160	Uber Technologies, Inc. Preferred	12,645,618
01/2015	293,655	Zuora, Inc. Series F Preferred	1,115,683

			$106,906,996

At December 31, 2015, the aggregate value of these securities was $103,086,231, which represents 1.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

84

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Foreign Currency Contracts Outstanding at December 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	03/16/16	CBK	$47,706,749	$47,271,310	$435,439
EUR	Sell	03/16/16	GSC	11,965,669	11,865,739	99,930
EUR	Sell	03/16/16	HSBC	3,140,424	3,134,942	5,482
GBP	Sell	03/16/16	CBK	8,321,846	8,079,672	242,174

Total						$783,025

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

85

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$114,534,638	$90,460,397	$24,074,241	$—
Banks	416,311,053	371,062,144	45,248,909	—
Capital Goods	333,270,513	293,135,243	35,893,024	4,242,246
Commercial & Professional Services	25,697,253	25,697,253	—	—
Consumer Durables & Apparel	158,045,046	106,196,950	51,848,096	—
Consumer Services	201,758,424	199,008,299	2,750,125	—
Diversified Financials	296,498,812	281,670,100	14,812,577	16,135
Energy	244,180,833	228,952,451	15,228,382	—
Food & Staples Retailing	24,867,272	15,233,972	9,633,300	—
Food, Beverage & Tobacco	240,684,677	198,260,874	42,423,803	—
Health Care Equipment & Services	286,671,965	277,554,355	9,117,610	—
Household & Personal Products	60,991,544	51,921,498	9,070,046	—
Insurance	332,463,754	306,468,693	25,995,061	—
Materials	235,049,641	204,121,276	30,928,365	—
Media	101,596,601	55,013,021	46,583,580	—
Pharmaceuticals, Biotechnology & Life Sciences	824,427,731	738,743,450	85,684,281	—
Real Estate	101,468,818	57,362,895	44,105,923	—
Retailing	356,027,017	332,365,594	—	23,661,423
Semiconductors & Semiconductor Equipment	278,399,114	263,169,221	15,229,893	—
Software & Services	800,837,465	774,485,769	23,540,198	2,811,498
Technology Hardware & Equipment	197,290,532	184,135,715	6,174,442	6,980,375
Telecommunication Services	70,361,589	38,417,144	31,944,445	—
Transportation	293,363,004	280,773,480	12,589,524	—
Utilities	115,273,526	75,128,269	40,145,257	—
Exchange Traded Funds	4,009,905	4,009,905	—	—
Preferred Stocks	63,535,697	—	—	63,535,697
Convertible Preferred Stocks	1,838,857	—	—	1,838,857
Rights	14,953	—	14,953	—
Short-Term Investments	202,444,709	202,444,709	—	—
Foreign Currency Contracts(2)	783,025	—	783,025	—

Total	$6,382,697,968	$5,655,792,677	$623,819,060	$103,086,231

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

86

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

December 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$57,844,998	$35,884,435	$1,107,452	$94,836,885
Purchases	12,141,437	21,433,905		33,575,342
Sales	(13,753,601)	(7,343,067)		(21,096,668)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	3,544,578	—	—	3,544,578
Net change in unrealized appreciation/depreciation	(22,065,735)	13,560,424	731,405	(7,773,906)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Ending balance	$37,711,677	$63,535,697	$1,838,857	$103,086,231

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $11,656,034.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

87

Hartford Disciplined Equity HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Banks - 9.0%
781,320	Bank of America Corp.	$13,149,616
222,850	Citigroup, Inc.	11,532,487
570,520	EverBank Financial Corp.	9,116,910
274,556	JP Morgan Chase & Co.	18,128,933
151,340	PNC Financial Services Group, Inc.	14,424,215

		66,352,161

	Capital Goods - 4.3%
130,657	AMETEK, Inc.	7,001,909
74,650	Fortune Brands Home & Security, Inc.	4,143,075
119,364	Honeywell International, Inc.	12,362,530
92,055	Illinois Tool Works, Inc.	8,531,657

		32,039,171

	Commercial & Professional Services - 3.6%
104,450	Equifax, Inc.	11,632,597
154,174	Nielsen Holdings plc	7,184,508
104,871	Verisk Analytics, Inc. Class A*	8,062,482

		26,879,587

	Consumer Durables & Apparel - 1.5%
176,614	VF Corp.	10,994,221

	Consumer Services - 1.2%
143,406	Starbucks Corp.	8,608,662

	Diversified Financials - 0.9%
70,660	McGraw Hill Financial, Inc.	6,965,663

	Energy - 2.1%
41,445	Anadarko Petroleum Corp.	2,013,398
62,500	Concho Resources, Inc.*	5,803,750
112,055	EOG Resources, Inc.	7,932,374

		15,749,522

	Food & Staples Retailing - 6.5%
106,490	Costco Wholesale Corp.	17,198,135
192,180	CVS Health Corp.	18,789,439
295,088	Kroger Co.	12,343,531

		48,331,105

	Food, Beverage & Tobacco - 5.5%
251,853	Altria Group, Inc.	14,660,363
371,600	Mondelez International, Inc. Class A	16,662,544
64,156	Monster Beverage Corp.*	9,556,678

		40,879,585

	Health Care Equipment & Services - 7.5%
52,462	Aetna, Inc.	5,672,191
164,435	Cerner Corp.*	9,894,054
166,535	Envision Healthcare Holdings, Inc.*	4,324,914
67,815	McKesson Corp.	13,375,153
121,411	Medtronic plc	9,338,934
107,934	UnitedHealth Group, Inc.	12,697,356

		55,302,602

	Household & Personal Products - 3.3%
161,650	Colgate-Palmolive Co.	10,769,123
158,643	Estee Lauder Cos., Inc. Class A	13,970,103

		24,739,226

	Insurance - 4.6%
129,481	ACE Ltd.	15,129,855
166,880	Marsh & McLennan Cos., Inc.	9,253,496

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Insurance - 4.6% - (continued)
241,022	XL Group plc	$9,443,242

		33,826,593

	Materials - 3.4%
179,305	Crown Holdings, Inc.*	9,090,763
44,400	Ecolab, Inc.	5,078,472
43,071	Sherwin-Williams Co.	11,181,232

		25,350,467

	Media - 1.7%
224,205	Comcast Corp. Class A	12,651,888

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
48,950	Allergan plc*	15,296,875
208,460	Bristol-Myers Squibb Co.	14,339,963
126,475	Eli Lilly & Co.	10,656,784
56,512	Gilead Sciences, Inc.	5,718,449
242,873	Merck & Co., Inc.	12,828,552

		58,840,623

	Retailing - 8.1%
14,815	AutoZone, Inc.*	10,991,397
153,878	Dollar Tree, Inc.*	11,882,459
180,440	Lowe’s Cos., Inc.	13,720,658
216,614	Ross Stores, Inc.	11,655,999
160,705	TJX Cos., Inc.	11,395,591

		59,646,104

	Software & Services - 16.8%
101,915	Accenture plc Class A	10,650,117
151,226	Activision Blizzard, Inc.	5,853,958
22,750	Alliance Data Systems Corp.*	6,291,967
22,965	Alphabet, Inc. Class A*	17,867,000
6,436	Alphabet, Inc. Class C*	4,884,152
158,563	Automatic Data Processing, Inc.	13,433,457
96,810	Cognizant Technology Solutions Corp. Class A*	5,810,536
74,580	Fiserv, Inc.*	6,821,087
242,620	Genpact Ltd.*	6,060,648
53,850	Intuit, Inc.	5,196,525
114,161	Jack Henry & Associates, Inc.	8,911,408
115,675	Mastercard, Inc. Class A	11,262,118
383,964	Microsoft Corp.	21,302,323

		124,345,296

	Technology Hardware & Equipment - 3.7%
155,022	Apple, Inc.	16,317,616
405,389	Cisco Systems, Inc.	11,008,338

		27,325,954

	Transportation - 1.0%
49,540	FedEx Corp.	7,380,965

	Utilities - 4.4%
202,410	American Electric Power Co., Inc.	11,794,431
120,995	NextEra Energy, Inc.	12,570,170
127,565	Pinnacle West Capital Corp.	8,225,391

		32,589,992

	Total Common Stocks (cost $561,673,634)	$718,799,387

	Total Long-Term Investments (cost $561,673,634)	$718,799,387

The accompanying notes are an integral part of these financial statements.

88

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.8%
	Other Investment Pools & Funds - 2.8%
20,448,109	BlackRock Liquidity Funds TempFund Portfolio	$20,448,109

	Total Short-Term Investments (cost $20,448,109)	$20,448,109

Total Investments (cost $582,121,743)^	99.8%	$739,247,496
Other Assets and Liabilities	0.2%	1,343,187

Total Net Assets	100.0%	$740,590,683

The accompanying notes are an integral part of these financial statements.

89

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $582,521,966 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$168,741,319
Unrealized Depreciation	(12,015,789)

Net Unrealized Appreciation	$156,725,530

*	Non-income producing.

Futures Contracts Outstanding at December 31, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	164	03/18/2016	$16,408,521	$16,690,280	$281,759

Total futures contracts					$281,759

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

90

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$66,352,161	$66,352,161	$—	$—
Capital Goods	32,039,171	32,039,171	—	—
Commercial & Professional Services	26,879,587	26,879,587	—	—
Consumer Durables & Apparel	10,994,221	10,994,221	—	—
Consumer Services	8,608,662	8,608,662	—	—
Diversified Financials	6,965,663	6,965,663	—	—
Energy	15,749,522	15,749,522	—	—
Food & Staples Retailing	48,331,105	48,331,105	—	—
Food, Beverage & Tobacco	40,879,585	40,879,585	—	—
Health Care Equipment & Services	55,302,602	55,302,602	—	—
Household & Personal Products	24,739,226	24,739,226	—	—
Insurance	33,826,593	33,826,593	—	—
Materials	25,350,467	25,350,467	—	—
Media	12,651,888	12,651,888	—	—
Pharmaceuticals, Biotechnology & Life Sciences	58,840,623	58,840,623	—	—
Retailing	59,646,104	59,646,104	—	—
Software & Services	124,345,296	124,345,296	—	—
Technology Hardware & Equipment	27,325,954	27,325,954	—	—
Transportation	7,380,965	7,380,965	—	—
Utilities	32,589,992	32,589,992	—	—
Short-Term Investments	20,448,109	20,448,109	—	—
Futures Contracts(2)	281,759	281,759	—	—

Total	$739,529,255	$739,529,255	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

91

Hartford Dividend and Growth HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.3%
3,286,266	Ford Motor Co.	$46,303,488

	Banks - 12.6%
2,725,550	Bank of America Corp.	45,871,007
490,559	Bank of Nova Scotia	19,838,206
758,744	Citigroup, Inc.	39,265,002
1,366,390	JP Morgan Chase & Co.	90,222,732
666,814	PNC Financial Services Group, Inc.	63,554,042
387,929	US Bancorp	16,552,930
2,892,094	Wells Fargo & Co.	157,214,230

		432,518,149

	Capital Goods - 5.9%
331,970	Caterpillar, Inc.	22,560,681
528,381	Eaton Corp. plc	27,496,947
563,755	General Electric Co.	17,560,968
501,122	Honeywell International, Inc.	51,901,206
150,128	Illinois Tool Works, Inc.	13,913,863
121,826	Lockheed Martin Corp.	26,454,516
133,999	Raytheon Co.	16,686,896
273,030	United Technologies Corp.	26,229,992

		202,805,069

	Commercial & Professional Services - 1.5%
109,174	Equifax, Inc.	12,158,708
850,880	Nielsen Holdings plc	39,651,008

		51,809,716

	Consumer Services - 0.6%
982,464	Hilton Worldwide Holdings, Inc.	21,024,730

	Diversified Financials - 3.3%
70,000	American Express Co.	4,868,500
206,607	Ameriprise Financial, Inc.	21,987,117
141,130	BlackRock, Inc.	48,057,588
299,550	Northern Trust Corp.	21,594,559
537,761	Synchrony Financial*	16,353,312

		112,861,076

	Energy - 8.8%
534,155	Anadarko Petroleum Corp.	25,949,250
604,390	Canadian Natural Resources Ltd.	13,193,834
806,566	Chevron Corp.	72,558,677
313,790	EOG Resources, Inc.	22,213,194
832,937	Exxon Mobil Corp.	64,927,439
635,030	Hess Corp.	30,786,254
663,030	Imperial Oil Ltd.	21,561,736
878,680	Marathon Oil Corp.	11,062,581
137,060	Marathon Petroleum Corp.	7,105,190
231,146	Schlumberger Ltd.	16,122,434
414,543	Total S.A. ADR	18,633,708

		304,114,297

	Food & Staples Retailing - 3.4%
79,330	Costco Wholesale Corp.	12,811,795
757,251	CVS Health Corp.	74,036,430
314,184	Wal-Mart Stores, Inc.	19,259,479
120,176	Walgreens Boots Alliance, Inc.	10,233,588

		116,341,292

	Food, Beverage & Tobacco - 4.3%
953,310	Coca-Cola Co.	40,954,198
761,859	Mondelez International, Inc. Class A	34,161,757
338,600	PepsiCo, Inc.	33,832,912

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Food, Beverage & Tobacco - 4.3% - (continued)
437,352	Philip Morris International, Inc.	$38,447,614

		147,396,481

	Health Care Equipment & Services - 4.8%
760,200	Baxter International, Inc.	29,001,630
432,069	Cardinal Health, Inc.	38,570,800
802,649	Medtronic plc	61,739,761
317,027	UnitedHealth Group, Inc.	37,295,056

		166,607,247

	Household & Personal Products - 0.7%
346,140	Colgate-Palmolive Co.	23,059,847

	Insurance - 7.1%
672,418	ACE Ltd.	78,572,043
655,495	Marsh & McLennan Cos., Inc.	36,347,198
511,671	MetLife, Inc.	24,667,659
898,120	Principal Financial Group, Inc.	40,397,438
779,576	Prudential Financial, Inc.	63,465,282

		243,449,620

	Materials - 2.3%
129,140	Ball Corp.	9,392,352
408,730	Celanese Corp. Series A	27,519,791
742,109	International Paper Co.	27,977,509
133,560	Praxair, Inc.	13,676,544

		78,566,196

	Media - 3.1%
1,546,903	Comcast Corp. Class A	87,291,736
777,192	Twenty-First Century Fox, Inc. Class A	21,108,535

		108,400,271

	Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
1,671,026	AstraZeneca plc ADR	56,731,333
1,029,376	Bristol-Myers Squibb Co.	70,810,775
424,555	Eli Lilly & Co.	35,773,004
668,195	Johnson & Johnson	68,636,990
2,278,013	Merck & Co., Inc.	120,324,647
1,574,059	Pfizer, Inc.	50,810,625

		403,087,374

	Retailing - 0.8%
371,041	Lowe’s Cos., Inc.	28,213,958

	Semiconductors & Semiconductor Equipment - 2.8%
2,341,831	Intel Corp.	80,676,078
264,944	Texas Instruments, Inc.	14,521,581

		95,197,659

	Software & Services - 7.5%
457,794	Accenture plc Class A	47,839,473
109,550	Alphabet, Inc. Class A*	85,230,995
2,287,112	Microsoft Corp.	126,888,974

		259,959,442

	Technology Hardware & Equipment - 4.7%
449,585	Apple, Inc.	47,323,317
317,880	Avnet, Inc.	13,617,979
2,190,195	Cisco Systems, Inc.	59,474,745
271,000	Motorola Solutions, Inc.	18,549,950
355,711	Western Digital Corp.	21,360,446

		160,326,437

The accompanying notes are an integral part of these financial statements.

92

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Telecommunication Services - 2.7%
1,990,929	Verizon Communications, Inc.	$92,020,738

	Transportation - 4.5%
224,011	Canadian National Railway Co.	12,517,735
1,147,882	CSX Corp.	29,787,538
597,747	Delta Air Lines, Inc.	30,299,795
167,337	FedEx Corp.	24,931,539
586,438	United Parcel Service, Inc. Class B	56,432,929

		153,969,536

	Utilities - 4.4%
530,806	Dominion Resources, Inc.	35,903,718
586,852	Edison International	34,747,507
135,900	Eversource Energy	6,940,413
870,792	Exelon Corp.	24,181,894
481,088	NextEra Energy, Inc.	49,980,232

		151,753,764

	Total Common Stocks (cost $2,568,681,975)	$3,399,786,387

	Total Long-Term Investments (cost $2,568,681,975)	$3,399,786,387

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
38,738,089	Fidelity Money Market Class 1	$38,738,089

	Total Short-Term Investments (cost $38,738,089)	$38,738,089

Total Investments (cost $2,607,420,064)^	99.9%	$3,438,524,476
Other Assets and Liabilities	0.1%	2,979,233

Total Net Assets	100.0%	$3,441,503,709

The accompanying notes are an integral part of these financial statements.

93

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $2,608,576,282 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$965,065,332
Unrealized Depreciation	(135,117,138)

Net Unrealized Appreciation	$829,948,194

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

94

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$46,303,488	$46,303,488	$—	$—
Banks	432,518,149	432,518,149	—	—
Capital Goods	202,805,069	202,805,069	—	—
Commercial & Professional Services	51,809,716	51,809,716	—	—
Consumer Services	21,024,730	21,024,730	—	—
Diversified Financials	112,861,076	112,861,076	—	—
Energy	304,114,297	304,114,297	—	—
Food & Staples Retailing	116,341,292	116,341,292	—	—
Food, Beverage & Tobacco	147,396,481	147,396,481	—	—
Health Care Equipment & Services	166,607,247	166,607,247	—	—
Household & Personal Products	23,059,847	23,059,847	—	—
Insurance	243,449,620	243,449,620	—	—
Materials	78,566,196	78,566,196	—	—
Media	108,400,271	108,400,271	—	—
Pharmaceuticals, Biotechnology & Life Sciences	403,087,374	403,087,374	—	—
Retailing	28,213,958	28,213,958	—	—
Semiconductors & Semiconductor Equipment	95,197,659	95,197,659	—	—
Software & Services	259,959,442	259,959,442	—	—
Technology Hardware & Equipment	160,326,437	160,326,437	—	—
Telecommunication Services	92,020,738	92,020,738	—	—
Transportation	153,969,536	153,969,536	—	—
Utilities	151,753,764	151,753,764	—	—
Short-Term Investments	38,738,089	38,738,089	—	—

Total	$3,438,524,476	$3,438,524,476	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

95

Hartford Global Growth HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Banks - 4.1%
207,041	Bank of America Corp.	$3,484,500
7,004,700	Bank of Ireland*	2,564,801
43,805	BNP Paribas S.A.	2,478,369
308,833	ICICI Bank Ltd. ADR	2,418,162
32,799	PNC Financial Services Group, Inc.	3,126,073
388,850	Unione di Banche Italiane S.p.A.	2,598,080
55,363	Wells Fargo & Co.	3,009,533

		19,679,518

	Capital Goods - 3.2%
137,061	Assa Abloy AB Class B	2,869,058
51,800	Fortune Brands Home & Security, Inc.	2,874,900
35,900	Nidec Corp.	2,603,323
37,775	Safran S.A.	2,595,246
30,028	Schneider Electric SE	1,705,708
10,722	SMC Corp.	2,784,865

		15,433,100

	Commercial & Professional Services - 1.9%
31,470	Equifax, Inc.	3,504,814
55,551	Nielsen Holdings plc	2,588,676
60,199	Robert Half International, Inc.	2,837,781

		8,931,271

	Consumer Durables & Apparel - 3.8%
97,118	Electrolux AB Series B	2,343,205
30,200	Harman International Industries, Inc.	2,845,142
51,559	lululemon athletica, Inc.*	2,705,300
31,078	Pandora A/S	3,918,433
88,905	Persimmon plc*	2,652,332
153,700	Sony Corp.	3,777,452

		18,241,864

	Consumer Services - 1.6%
111,833	MGM Resorts International*	2,540,846
764,862	Sands China Ltd.	2,593,031
42,578	Starbucks Corp.	2,555,957

		7,689,834

	Diversified Financials - 7.5%
8,470	BlackRock, Inc.	2,884,205
20,396	Factset Research Systems, Inc.	3,315,778
229,670	IG Group Holdings plc	2,715,277
12,235	Intercontinental Exchange, Inc.	3,135,341
66,522	Julius Baer Group Ltd.*	3,218,145
26,054	McGraw Hill Financial, Inc.	2,568,403
34,786	Moody’s Corp.	3,490,427
53,394	MSCI, Inc.	3,851,309
39,374	Northern Trust Corp.	2,838,472
7,211	Partners Group Holding AG	2,593,322
57,755	Schroders plc	2,529,610
49,770	SEI Investments Co.	2,607,948

		35,748,237

	Energy - 1.4%
246,643	Galp Energia SGPS S.A.	2,877,995
31,267	Pioneer Natural Resources Co.	3,920,257

		6,798,252

	Food & Staples Retailing - 2.3%
74,770	CVS Health Corp.	7,310,263
77,725	Seven & I Holdings Co., Ltd.	3,558,604

		10,868,867

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Food, Beverage & Tobacco - 6.2%
76,466	Altria Group, Inc.	$4,451,086
32,187	Anheuser-Busch InBev N.V.	4,005,580
125,231	British American Tobacco plc	6,954,577
51,794	Imperial Tobacco Group plc	2,735,636
113,940	Mondelez International, Inc. Class A	5,109,069
23,260	Monster Beverage Corp.*	3,464,810
36,266	Philip Morris International, Inc.	3,188,144

		29,908,902

	Health Care Equipment & Services - 3.4%
159,900	Boston Scientific Corp.*	2,948,556
40,882	Edwards Lifesciences Corp.*	3,228,860
65,000	Hoya Corp.	2,658,017
41,350	Medtronic plc	3,180,642
34,495	UnitedHealth Group, Inc.	4,057,992

		16,074,067

	Household & Personal Products - 2.7%
82,320	Estee Lauder Cos., Inc. Class A	7,249,099
63,344	Reckitt Benckiser Group plc	5,860,984

		13,110,083

	Insurance - 4.0%
112,001	American International Group, Inc.	6,940,702
28,310	Aon plc	2,610,465
126,483	Assured Guaranty Ltd.	3,342,945
1,286,480	PICC Property & Casualty Co., Ltd. Class H	2,538,887
249,916	St James’s Place plc	3,704,173

		19,137,172

	Materials - 1.0%
32,887	HeidelbergCement AG	2,680,209
178,975	James Hardie Industries plc	2,256,505

		4,936,714

	Media - 2.7%
50,913	Comcast Corp. Class A	2,873,021
49,815	ProSiebenSat.1 Media SE	2,513,232
178,144	Sky plc	2,920,269
85,102	Twenty-First Century Fox, Inc. Class A	2,311,370
21,010	Walt Disney Co.	2,207,731

		12,825,623

	Pharmaceuticals, Biotechnology & Life Sciences - 14.3%
21,087	Actelion Ltd.*	2,929,902
14,118	Allergan plc*	4,411,875
31,574	Amgen, Inc.	5,125,408
40,275	AstraZeneca plc	2,720,468
179,166	Bristol-Myers Squibb Co.	12,324,829
68,470	Celgene Corp.*	8,199,967
47,800	Eisai Co., Ltd.	3,162,006
36,794	ICON plc*	2,858,894
55,756	Novartis AG	4,796,090
85,017	Novo Nordisk A/S Class B	4,922,332
6,897	Regeneron Pharmaceuticals, Inc.*	3,744,174
15,279	Roche Holding AG	4,233,939
37,059	UCB S.A.	3,345,058
22,895	Vertex Pharmaceuticals, Inc.*	2,880,878
56,100	Zoetis, Inc.	2,688,312

		68,344,132

	Real Estate - 0.7%
34,193	American Tower Corp. REIT	3,315,011

The accompanying notes are an integral part of these financial statements.

96

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Retailing - 10.3%
19,359	Amazon.com, Inc.*	$13,084,555
22,955	Expedia, Inc.	2,853,307
46,359	Home Depot, Inc.	6,130,978
116,912	Lowe’s Cos., Inc.	8,889,988
26,144	Next plc	2,807,103
5,431	Priceline Group, Inc.*	6,924,253
57,439	Ross Stores, Inc.	3,090,793
165,793	Vipshop Holdings Ltd. ADR*	2,531,659
79,485	Zalando SE*(1)	3,144,243

		49,456,879

	Semiconductors & Semiconductor Equipment - 1.8%
185,534	ARM Holdings plc	2,827,914
196,924	Infineon Technologies AG	2,870,897
34,700	NXP Semiconductors N.V.*	2,923,475

		8,622,286

	Software & Services - 21.1%
43,091	Accenture plc Class A	4,503,009
76,962	Adobe Systems, Inc.*	7,229,810
19,749	Alphabet, Inc. Class C*	14,987,121
43,358	Automatic Data Processing, Inc.	3,673,290
39,887	Check Point Software Technologies Ltd.*	3,246,004
55,797	Cognizant Technology Solutions Corp. Class A*	3,348,936
3,575	Dropbox, Inc. Class B(2)(3)	54,340
51,476	Facebook, Inc. Class A*	5,387,478
37,710	Fiserv, Inc.*	3,448,957
42,741	Gartner, Inc. Class A*	3,876,609
36,464	Intuit, Inc.	3,518,776
47,277	Jack Henry & Associates, Inc.	3,690,443
86,765	Mastercard, Inc. Class A	8,447,440
65,208	Microsoft Corp.	3,617,740
75,527	Mobileye N.V.*	3,193,282
20,900	Nintendo Co., Ltd.	2,873,960
46,303	Salesforce.com, Inc.*	3,630,155
26,600	ServiceNow, Inc.*	2,302,496
289,600	Tencent Holdings Ltd.	5,670,359
54,332	Vantiv, Inc. Class A*	2,576,423
42,017	VeriSign, Inc.*	3,670,605
73,009	Visa, Inc. Class A	5,661,848
33,660	Zillow Group, Inc. Class A*	876,506
75,120	Zillow Group, Inc. Class C*	1,763,818

		101,249,405

	Technology Hardware & Equipment - 2.1%
265,000	Catcher Technology Co., Ltd.	2,209,150
89,345	Cisco Systems, Inc.	2,426,163
30,135	F5 Networks, Inc.*	2,921,890
36,700	Largan Precision Co., Ltd.	2,511,188
2,372	Pure Storage, Inc. Class B*(2)(3)	34,983

		10,103,374

	Telecommunication Services - 1.2%
117,500	NTT DoCoMo, Inc.	2,410,111
84,541	T-Mobile US, Inc.*	3,307,244

		5,717,355

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Transportation - 1.3%
49,833	United Continental Holdings, Inc.*	$2,855,431
36,070	United Parcel Service, Inc. Class B	3,471,016

		6,326,447

	Total Common Stocks (cost $401,901,757)	$472,518,393

WARRANTS - 0.0%
	Diversified Financials - 0.0%
16,228	Atlas Mara Ltd. Expires 8/21/17*	$2,029
1,035	Imperial Holdings, Inc., Expires 4/11/19*(2)(3)	—

	Total Warrants (cost $162)	$2,029

RIGHTS - 0.0%
	Banks - 0.0%
356,891	Unione di Banche Italiane S.p.A. Expires 1/12/16*	$4

	Total Rights (cost $ — )	$4

	Total Long-Term Investments (cost $401,901,919)	$472,520,426

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
5,452,375	Fidelity Money Market Class 1	$5,452,375

	Total Short-Term Investments (cost $5,452,375)	$5,452,375

Total Investments (cost $407,354,294)^	99.8%	$477,972,801
Other Assets and Liabilities	0.2%	1,087,992

Total Net Assets	100.0%	$479,060,793

The accompanying notes are an integral part of these financial statements.

97

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $407,545,865 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$81,992,777
Unrealized Depreciation	(11,565,841)

Net Unrealized Appreciation	$70,426,936

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2015, the aggregate value of this security was $3,144,243, which represents 0.7% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	3,575	Dropbox, Inc. Class B	$32,360
04/2014	1,035	Imperial Holdings, Inc., Warrants	—
04/2014	2,372	Pure Storage, Inc. Class B	37,302

			$69,662

At December 31, 2015, the aggregate value of these securities was $89,323, which represents 0.0% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $89,323, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

98

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$19,679,518	$12,038,268	$7,641,250	$—
Capital Goods	15,433,100	2,874,900	12,558,200	—
Commercial & Professional Services	8,931,271	8,931,271	—	—
Consumer Durables & Apparel	18,241,864	5,550,442	12,691,422	—
Consumer Services	7,689,834	5,096,803	2,593,031	—
Diversified Financials	35,748,237	24,691,883	11,056,354	—
Energy	6,798,252	3,920,257	2,877,995	—
Food & Staples Retailing	10,868,867	7,310,263	3,558,604	—
Food, Beverage & Tobacco	29,908,902	16,213,109	13,695,793	—
Health Care Equipment & Services	16,074,067	13,416,050	2,658,017	—
Household & Personal Products	13,110,083	7,249,099	5,860,984	—
Insurance	19,137,172	12,894,112	6,243,060	—
Materials	4,936,714	—	4,936,714	—
Media	12,825,623	7,392,122	5,433,501	—
Pharmaceuticals, Biotechnology & Life Sciences	68,344,132	42,234,337	26,109,795	—
Real Estate	3,315,011	3,315,011	—	—
Retailing	49,456,879	46,649,776	2,807,103	—
Semiconductors & Semiconductor Equipment	8,622,286	2,923,475	5,698,811	—
Software & Services	101,249,405	92,650,746	8,544,319	54,340
Technology Hardware & Equipment	10,103,374	5,348,053	4,720,338	34,983
Telecommunication Services	5,717,355	3,307,244	2,410,111	—
Transportation	6,326,447	6,326,447	—	—
Warrants	2,029	2,029	—	—
Rights	4	4	—	—
Short-Term Investments	5,452,375	5,452,375	—	—

Total	$477,972,801	$335,788,076	$142,095,402	$89,323

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Preferred Stocks	Warrants	Total
Beginning balance	$61,458	$33,572	$—	$95,030
Purchases	37,302	—	—	37,302
Sales	—	(37,302)	—	(37,302)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Net change in unrealized appreciation/depreciation	(9,437)	3,730	—	(5,707)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Ending balance	$89,323	$—	$—	$89,323

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $(9,437).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

99

Hartford Growth Opportunities HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.4%
	Automobiles & Components - 0.6%
33,624	Tesla Motors, Inc.*	$8,070,096

	Banks - 3.6%
1,033,589	Bank of America Corp.	17,395,303
617,114	Citizens Financial Group, Inc.	16,162,216
170,565	PNC Financial Services Group, Inc.	16,256,550

		49,814,069

	Capital Goods - 7.3%
341,633	AerCap Holdings N.V.*	14,744,880
242,866	AMETEK, Inc.	13,015,189
204,037	Danaher Corp.	18,950,957
51,326	DigitalGlobe, Inc.*	803,765
432,785	Fastenal Co.	17,666,284
291,665	Fortune Brands Home & Security, Inc.	16,187,407
175,900	Middleby Corp.*	18,974,333

		100,342,815

	Commercial & Professional Services - 1.2%
18,785	Klarna Holding AB*(1)(2)	1,928,452
126,162	Stericycle, Inc.*	15,215,137

		17,143,589

	Consumer Durables & Apparel - 2.1%
187,892	Harman International Industries, Inc.	17,701,305
3,892,130	Samsonite International S.A.	11,664,624

		29,365,929

	Consumer Services - 3.6%
515,611	Diamond Resorts International, Inc.*	13,153,236
116,423	Panera Bread Co. Class A*	22,676,872
195,141	Wyndham Worldwide Corp.	14,176,994

		50,007,102

	Diversified Financials - 3.4%
621,393	Double Eagle Acquisition Corp.*	6,213,930
102,400	Invesco Ltd.	3,428,352
137,565	McGraw Hill Financial, Inc.	13,561,157
178,698	Northern Trust Corp.	12,882,339
193,900	Raymond James Financial, Inc.	11,240,383

		47,326,161

	Energy - 1.1%
51,009	Concho Resources, Inc.*	4,736,696
77,080	Diamondback Energy, Inc.*	5,156,652
42,322	Pioneer Natural Resources Co.	5,306,332

		15,199,680

	Food, Beverage & Tobacco - 4.4%
541,007	Mondelez International, Inc. Class A	24,258,754
159,581	Monster Beverage Corp.*	23,771,186
1,056,248	Nomad Foods Ltd.*	12,463,726

		60,493,666

	Health Care Equipment & Services - 9.2%
74,097	athenahealth, Inc.*	11,927,394
138,985	Becton Dickinson and Co.	21,416,199
962,507	Boston Scientific Corp.*	17,748,629
383,714	Cerner Corp.*	23,088,071
156,820	ConforMIS, Inc.*	2,711,418
60,621	DexCom, Inc.*	4,964,860
592,857	Hologic, Inc.*	22,937,637

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.4% - (continued)
	Health Care Equipment & Services - 9.2% - (continued)
38,760	Intuitive Surgical, Inc.*	$21,169,162

		125,963,370

	Household & Personal Products - 1.1%
166,993	Estee Lauder Cos., Inc. Class A	14,705,404

	Insurance - 0.9%
207,132	American International Group, Inc.	12,835,970

	Materials - 1.2%
1,259,516	Platform Specialty Products Corp.*	16,159,590

	Pharmaceuticals, Biotechnology & Life Sciences - 14.1%
87,433	Allergan plc*	27,322,812
297,493	AstraZeneca plc	20,094,853
698,135	Bristol-Myers Squibb Co.	48,024,707
143,542	Celgene Corp.*	17,190,590
223,980	Eisai Co., Ltd.	14,816,444
36,068	Illumina, Inc.*	6,923,072
33,597	Incyte Corp.*	3,643,595
367,688	Merck & Co., Inc.	19,421,280
484,945	Mylan N.V.*	26,220,976
19,647	Regeneron Pharmaceuticals, Inc.*	10,665,767

		194,324,096

	Real Estate - 2.8%
247,543	American Tower Corp. REIT	23,999,294
395,417	CBRE Group, Inc. Class A*	13,673,520
29,318	WeWork Companies, Inc. Class A(1)(2)	1,214,938

		38,887,752

	Retailing - 7.2%
60,904	Advance Auto Parts, Inc.	9,166,661
89,642	Amazon.com, Inc.*	60,588,131
43,732	Honest Co.(1)(2)	1,982,372
41,578	JAND, Inc. Class A(1)(2)	429,782
16,351	Priceline Group, Inc.*	20,846,708
94,537	Tory Burch LLC*(1)(2)	5,002,893

		98,016,547

	Semiconductors & Semiconductor Equipment - 1.9%
157,953	ASML Holding N.V.	14,021,488
151,187	NXP Semiconductors N.V.*	12,737,505

		26,758,993

	Software & Services - 19.4%
233,522	Akamai Technologies, Inc.*	12,290,263
191,016	Alibaba Group Holding Ltd. ADR*	15,523,870
46,762	Alphabet, Inc. Class A*	36,381,304
45,846	Alphabet, Inc. Class C*	34,791,613
176,884	Apigee Corp.*	1,420,379
120,808	CoStar Group, Inc.*	24,969,806
440,502	Facebook, Inc. Class A*	46,102,939
199,329	Mobileye N.V.*	8,427,630
228,196	ServiceNow, Inc.*	19,752,646
184,586	SS&C Technologies Holdings, Inc.	12,601,686
75,900	Tableau Software, Inc. Class A*	7,151,298
973,100	Tencent Holdings Ltd.	19,053,267
213,177	Workday, Inc. Class A*	16,985,943
130,209	Zillow Group, Inc. Class A*	3,390,642
316,792	Zillow Group, Inc. Class C*	7,438,276

		266,281,562

	Technology Hardware & Equipment - 5.0%
218,488	Apple, Inc.	22,998,047
166,526	Arista Networks, Inc.*	12,962,384

The accompanying notes are an integral part of these financial statements.

100

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
COMMON STOCKS - 91.4% - (continued)
		Technology Hardware & Equipment - 5.0% - (continued)
	335,392	CDW Corp. of Delaware	$14,099,880
	80,424	Palo Alto Networks, Inc.*	14,165,883
	27,200	Pure Storage, Inc. Class A*	423,504
	268,363	Pure Storage, Inc. Class B*(1)(2)	3,957,884

			68,607,582

		Transportation - 1.3%
	231,745	Kansas City Southern	17,304,399

		Total Common Stocks (cost $1,172,998,141)	$1,257,608,372

CORPORATE BONDS - 0.1%
		Internet - 0.1%
$	705,896	DraftKings, Inc. 5.00%, 12/23/2016*(1)(2)	$705,896

		Total Corporate Bonds (cost $705,896)	$705,896

PREFERRED STOCKS - 7.7%
		Capital Goods - 0.6%
	1,458,400	Lithium Technology Corp.*(1)(2)	$8,152,456

		Consumer Services - 0.1%
	874,073	DraftKings, Inc.(1)(2)	1,774,368

		Real Estate - 1.0%
	879,569	Redfin Corp. Series G(1)(2)	3,148,857
	145,709	WeWork Companies, Inc. Class D-1(1)(2)	6,038,181
	114,486	WeWork Companies, Inc. Class D-2(1)(2)	4,744,300

			13,931,338

		Retailing - 0.5%
	160,575	Forward Ventures, Inc.(1)(2)	6,450,298
	92,843	JAND, Inc. Series D(1)(2)	959,696

			7,409,994

		Software & Services - 5.2%
	535,139	Birst, Inc. Series F(1)(2)	2,793,426
	1,871,878	Essence Group Holdings Corp.(1)(2)	3,388,099
	236,310	ForeScout Technologies, Inc.(1)(2)	2,523,862
	50,806	General Assembly Space, Inc.(1)(2)	2,241,500
	287,204	Lookout, Inc. Series F(1)(2)	2,263,168
	366,944	MarkLogic Corp. Series F(1)(2)	4,282,236
	227,914	Nutanix, Inc.(1)(2)	3,724,115
	97,758	Pinterest, Inc. Series G(1)(2)	3,158,162
	759,876	Uber Technologies, Inc.(1)(2)	37,060,845
	210,735	Veracode, Inc.(1)(2)	5,719,348
	1,160,072	Zuora, Inc. Series F(1)(2)	4,802,698

			71,957,459

		Telecommunication Services - 0.3%
	7,944	DocuSign, Inc. Series B(1)(2)	151,571
	2,379	DocuSign, Inc. Series B-1(1)(2)	45,391
	5,708	DocuSign, Inc. Series D(1)(2)	108,909
	147,634	DocuSign, Inc. Series E(1)(2)	2,816,857
	25,098	DocuSign, Inc. Series F(1)(2)	478,870

			3,601,598

		Total Preferred Stocks (cost $70,181,781)	$106,827,213

Shares or Principal Amount	Market Value†

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
102,040	Honest Co. Series C(1)(2)		$4,625,473

	Total Convertible Preferred Stocks (cost $2,760,927)		$4,625,473

	Total Long-Term Investments (cost $1,246,646,745)		$1,369,766,954

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
10,436,602	Federated Prime Obligations Fund		$10,436,602

	Total Short-Term Investments (cost $10,436,602)		$10,436,602

	Total Investments (cost $1,257,083,347)^	100.3%	$1,380,203,556
	Other Assets and Liabilities	(0.3)%	(4,216,758)

	Total Net Assets	100.0%	$1,375,986,798

The accompanying notes are an integral part of these financial statements.

101

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,266,201,383 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$157,664,519
Unrealized Depreciation	(43,662,346)

Net Unrealized Appreciation	$114,002,173

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	535,139	Birst, Inc. Series F Preferred	$3,125,693
02/2014	7,944	DocuSign, Inc. Series B Preferred	104,324
02/2014	2,379	DocuSign, Inc. Series B-1 Preferred	31,242
02/2014	5,708	DocuSign, Inc. Series D Preferred	74,960
02/2014	147,634	DocuSign, Inc. Series E Preferred	1,938,789
04/2015	25,098	DocuSign, Inc. Series F Preferred	479,198
12/2015	705,896	DraftKings, Inc.	705,896
12/2014	874,073	DraftKings, Inc. Preferred	1,574,452
05/2014	1,871,878	Essence Group Holdings Corp. Preferred	2,960,001
11/2015	236,310	ForeScout Technologies, Inc. Preferred	2,804,291
11/2014	160,575	Forward Ventures, Inc. Preferred	4,998,894
07/2015	50,806	General Assembly Space, Inc. Preferred	2,490,556
08/2014	43,732	Honest Co.	1,183,270
08/2014	102,040	Honest Co. Series C Convertible Preferred	2,760,927
04/2015	41,578	JAND, Inc. Class A	477,536
04/2015	92,843	JAND, Inc. Series D Preferred	1,066,330
08/2015	18,785	Klarna Holding AB	2,060,349
08/2013	1,458,400	Lithium Technology Corp. Preferred	7,108,242
07/2014	287,204	Lookout, Inc. Series F Preferred	3,280,760
04/2015	366,944	MarkLogic Corp. Series F Preferred	4,261,761
08/2014	227,914	Nutanix, Inc. Preferred	3,053,250
03/2015	97,758	Pinterest, Inc. Series G Preferred	3,509,068
10/2015	268,363	Pure Storage, Inc. Class B	4,220,250
12/2014	879,569	Redfin Corp. Series G Preferred	2,900,554
11/2013	94,537	Tory Burch LLC	7,409,472
06/2014	759,876	Uber Technologies, Inc. Preferred	11,787,994
08/2014	210,735	Veracode, Inc. Preferred	3,891,411
12/2014	29,318	WeWork Companies, Inc. Class A	488,179
12/2014	145,709	WeWork Companies, Inc. Class D-1 Preferred	2,426,224
12/2014	114,486	WeWork Companies, Inc. Class D-2 Preferred	1,906,325
01/2015	1,160,072	Zuora, Inc. Series F Preferred	4,407,462

			$89,487,660

At December 31, 2015, the aggregate value of these securities was $126,674,903, which represents 9.2% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $126,674,903, which represents 9.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

102

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

103

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$8,070,096	$8,070,096	$—	$—
Banks	49,814,069	49,814,069	—	—
Capital Goods	100,342,815	100,342,815	—	—
Commercial & Professional Services	17,143,589	15,215,137	—	1,928,452
Consumer Durables & Apparel	29,365,929	17,701,305	11,664,624	—
Consumer Services	50,007,102	50,007,102	—	—
Diversified Financials	47,326,161	47,326,161	—	—
Energy	15,199,680	15,199,680	—	—
Food, Beverage & Tobacco	60,493,666	60,493,666	—	—
Health Care Equipment & Services	125,963,370	125,963,370	—	—
Household & Personal Products	14,705,404	14,705,404	—	—
Insurance	12,835,970	12,835,970	—	—
Materials	16,159,590	16,159,590	—	—
Pharmaceuticals, Biotechnology & Life Sciences	194,324,096	159,412,799	34,911,297	—
Real Estate	38,887,752	37,672,814	—	1,214,938
Retailing	98,016,547	90,601,500	—	7,415,047
Semiconductors & Semiconductor Equipment	26,758,993	26,758,993	—	—
Software & Services	266,281,562	247,228,295	19,053,267	—
Technology Hardware & Equipment	68,607,582	64,649,698	—	3,957,884
Transportation	17,304,399	17,304,399	—	—
Corporate Bonds	705,896	—	—	705,896
Preferred Stocks	106,827,213	—	—	106,827,213
Convertible Preferred Stocks	4,625,473	—	—	4,625,473
Short-Term Investments	10,436,602	10,436,602	—	—

Total	$1,380,203,556	$1,187,899,465	$65,629,188	$126,674,903

(1)	For the year ended December 31, 2015, investments valued at $5,358,579 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

104

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Preferred Stocks	Convertible Bonds	Convertible Preferred Stocks	Total
Beginning balance	$9,291,769	$76,924,499	$—	$2,785,692	$89,001,960
Purchases	6,758,135	22,144,360	705,896	—	29,608,391
Sales	(1,850,156)	(18,744,235)	—	—	(20,594,391)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	3,267,872	—	—	3,267,872
Net change in unrealized appreciation/depreciation	316,573	23,234,717	—	1,839,781	25,391,071
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$14,516,321	$106,827,213	$705,896	$4,625,473	$126,674,903

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $27,718,830.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

Hartford Healthcare HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Biotechnology - 24.8%
31,790	Acorda Therapeutics, Inc.*	$1,359,976
18,110	Alder Biopharmaceuticals, Inc.*	598,173
144,732	Alkermes plc*	11,488,826
44,480	Alnylam Pharmaceuticals, Inc.*	4,187,347
52,627	Anacor Pharmaceuticals, Inc.*	5,945,272
642,780	Arena Pharmaceuticals, Inc.*	1,221,282
190,170	BioCryst Pharmaceuticals, Inc.*	1,962,554
7,182	Biogen, Inc.*	2,200,206
89,630	Cepheid*	3,274,184
3,030	Chiasma, Inc.*	59,297
135,857	Dicerna Pharmaceuticals, Inc.*	1,612,623
61,705	Five Prime Therapeutics, Inc.*	2,560,757
92,269	Galapagos N.V.*	5,697,615
169,379	Gilead Sciences, Inc.	17,139,461
131,230	GlycoMimetics, Inc.*	750,636
61,983	Incyte Corp.*	6,722,056
40,680	Innate Pharma S.A.*	597,198
134,483	Ironwood Pharmaceuticals, Inc.*	1,558,658
42,759	Nivalis Therapeutics, Inc.*	330,955
134,720	Otonomy, Inc.*	3,738,480
52,495	Portola Pharmaceuticals, Inc.*	2,700,868
24,040	PTC Therapeutics, Inc.*	778,896
23,656	Regeneron Pharmaceuticals, Inc.*	12,842,133
116,160	Regulus Therapeutics, Inc.*	1,012,915
228,710	Rigel Pharmaceuticals, Inc.*	692,991
19,632	Seattle Genetics, Inc.*	881,084
49,170	T2 Biosystems, Inc.*	537,920
86,485	TESARO, Inc.*	4,524,895
100,719	Trevena, Inc.*	1,057,550
39,531	Vertex Pharmaceuticals, Inc.*	4,974,186
85,700	Voyager Therapeutics, Inc.*	1,876,830

		104,885,824

	Drug Retail - 1.3%
38,540	CVS Health Corp.	3,768,056
19,465	Walgreens Boots Alliance, Inc.	1,657,542

		5,425,598

	Health Care Distributors - 3.8%
75,760	Cardinal Health, Inc.	6,763,095
47,390	McKesson Corp.	9,346,730

		16,109,825

	Health Care Equipment - 19.6%
212,110	Abbott Laboratories	9,525,860
99,310	AtriCure, Inc.*	2,228,516
163,781	Baxter International, Inc.	6,248,245
46,193	Becton Dickinson and Co.	7,117,879
536,450	Boston Scientific Corp.*	9,892,138
46,880	ConforMIS, Inc.*	810,555
65,500	EndoChoice Holdings, Inc.*	546,925
170,072	Globus Medical, Inc. Class A*	4,731,403
24,420	HeartWare International, Inc.*	1,230,768
34,995	Invuity, Inc.*	308,656
162,870	K2M Group Holdings, Inc.*	3,215,054
246,792	Medtronic plc	18,983,241
106,858	St. Jude Medical, Inc.	6,600,619
62,550	Stryker Corp.	5,813,397
22,615	Teleflex, Inc.	2,972,742
179,547	TriVascular Techonologies, Inc.*	1,193,988
15,673	Zimmer Biomet Holdings, Inc.	1,607,893

		83,027,879

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Health Care Facilities - 2.9%
26,490	Acadia Healthcare Co., Inc.*	$1,654,565
36,734	Al Noor Hospitals Group plc	599,187
128,700	Georgia Healthcare Group plc*(1)	294,081
87,830	HCA Holdings, Inc.*	5,939,943
7,200	LifePoint Health, Inc.*	528,480
34,785	NMC Health plc	431,009
23,680	Universal Health Services, Inc. Class B	2,829,523

		12,276,788

	Health Care Services - 1.6%
128,400	Envision Healthcare Holdings, Inc.*	3,334,548
27,570	Team Health Holdings, Inc.*	1,210,047
118,967	Teladoc, Inc.*	2,136,647

		6,681,242

	Health Care Supplies - 0.5%
24,914	Dentsply International, Inc.	1,516,017
54,760	Endologix, Inc.*	542,124

		2,058,141

	Health Care Technology - 3.1%
112,640	Allscripts Healthcare Solutions, Inc.*	1,732,403
23,670	athenahealth, Inc.*	3,810,160
86,269	Cerner Corp.*	5,190,806
51,640	IMS Health Holdings, Inc.*	1,315,271
61,364	Inovalon Holdings, Inc. Class A*	1,043,188

		13,091,828

	Internet Software & Services - 0.2%
166,816	Everyday Health, Inc.*	1,004,232

	Life Sciences Tools & Services - 4.6%
78,140	Agilent Technologies, Inc.	3,267,033
24,920	Illumina, Inc.*	4,783,270
35,960	PRA Health Sciences, Inc.*	1,627,909
25,090	Quintiles Transnational Holdings, Inc.*	1,722,679
56,000	Thermo Fisher Scientific, Inc.	7,943,600

		19,344,491

	Managed Health Care - 7.5%
81,300	Aetna, Inc.	8,790,156
238,960	Qualicorp S.A.	853,461
164,140	UnitedHealth Group, Inc.	19,309,429
39,260	WellCare Health Plans, Inc.*	3,070,525

		32,023,571

	Pharmaceuticals - 27.7%
134,390	Aerie Pharmaceuticals, Inc.*	3,272,397
82,342	Allergan plc*	25,731,875
313,940	AstraZeneca plc ADR	10,658,263
327,450	Bristol-Myers Squibb Co.	22,525,286
78,760	Daiichi Sankyo Co., Ltd.	1,625,582
48,170	Eisai Co., Ltd.	3,186,481
84,020	Eli Lilly & Co.	7,079,525
64,070	Intersect ENT, Inc.*	1,441,575
19,740	Johnson & Johnson	2,027,693
107,500	Medicines Co.*	4,014,050
78,140	MediWound Ltd.*	667,316
93,720	Merck & Co., Inc.	4,950,290
176,970	Mylan N.V.*	9,568,768
94,600	MyoKardia, Inc.*	1,386,836
203,698	Navbriva Therapeutics AG ADR*	1,945,316
42,560	Ocular Therapeutix, Inc.*	398,787

The accompanying notes are an integral part of these financial statements.

106

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Pharmaceuticals - 27.7% - (continued)
15,100	Ono Pharmaceutical Co., Ltd.	$2,692,506
17,459	Revance Therapeutics, Inc.*	596,399
174,270	Shionogi & Co., Ltd.	7,882,271
145,300	Tetraphase Pharmaceuticals, Inc.*	1,457,359
38,463	UCB S.A.	3,471,788
151,608	XenoPort, Inc.*	832,328

		117,412,691

	Total Common Stocks (cost $308,141,545)	$413,342,110

	Total Long-Term Investments (cost $308,141,545)	$413,342,110

SHORT-TERM INVESTMENTS - 2.0%
	Other Investment Pools & Funds - 2.0%
8,441,857	Fidelity Money Market Class 1	$8,441,857

	Total Short-Term Investments (cost $8,441,857)	$8,441,857

Total Investments (cost $316,583,402)^	99.6%	$421,783,967
Other Assets and Liabilities	0.4%	1,643,306

Total Net Assets	100.0%	$423,427,273

The accompanying notes are an integral part of these financial statements.

107

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $325,868,377 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$108,891,595
Unrealized Depreciation	(12,976,005)

Net Unrealized Appreciation	$95,915,590

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2015, the aggregate value of this security was $294,081, which represents 0.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

108

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$104,885,824	$98,591,011	$6,294,813	$—
Drug Retail	5,425,598	5,425,598	—	—
Health Care Distributors	16,109,825	16,109,825	—	—
Health Care Equipment	83,027,879	83,027,879	—	—
Health Care Facilities	12,276,788	11,677,601	599,187	—
Health Care Services	6,681,242	6,681,242	—	—
Health Care Supplies	2,058,141	2,058,141	—	—
Health Care Technology	13,091,828	13,091,828	—	—
Internet Software & Services	1,004,232	1,004,232	—	—
Life Sciences Tools & Services	19,344,491	19,344,491	—	—
Managed Health Care	32,023,571	32,023,571	—	—
Pharmaceuticals	117,412,691	98,554,063	18,858,628	—
Short-Term Investments	8,441,857	8,441,857	—	—

Total	$421,783,967	$396,031,339	$25,752,628	$—

(1)	For the year ended December 31, 2015, investments valued at $1,248,469 were transferred from Level 1 to Level 2, and investments valued at $1,387,256 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

109

Hartford High Yield HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,958)	$—

CORPORATE BONDS - 90.2%
		Auto Manufacturers - 0.3%
$	915,000	General Motors Co. 6.25%, 10/02/2043	$966,730

		Auto Parts & Equipment - 0.5%
		ZF North America Capital, Inc.
	515,000	4.50%, 04/29/2022(1)	503,413
	1,220,000	4.75%, 04/29/2025(1)	1,162,050

			1,665,463

		Chemicals - 0.7%
		Ineos Group Holdings S.A.
	1,700,000	5.88%, 02/15/2019(1)	1,649,000
	535,000	6.13%, 08/15/2018(1)	529,650

			2,178,650

		Commercial Banks - 5.7%
EUR	2,600,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(4)(5)(6)	2,772,209
$	3,640,000	Barclays plc 8.25%, 12/15/2018(4)(6)	3,875,512
	2,261,000	CIT Group, Inc. 5.25%, 03/15/2018	2,334,482
	1,015,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(4)(6)	1,037,838
	1,530,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	1,528,849
	720,000	ING Groep N.V. 6.00%, 04/16/2020(4)(6)	720,000
		Royal Bank of Scotland Group plc
	2,105,000	6.99%, 10/05/2017(1)(4)(6)	2,436,537
	2,070,000	7.50%, 08/10/2020(4)(6)	2,155,388
	1,000,000	7.64%, 09/30/2017(4)(6)	1,045,000
	640,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	678,400

			18,584,215

		Commercial Services - 0.5%
	2,385,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	1,496,588

		Construction Materials - 4.1%
	1,965,000	Builders FirstSource, Inc. 10.75%, 08/15/2023(1)	1,950,262
	3,945,000	Building Materials Corp. of America 5.38%, 11/15/2024(1)	3,935,137
	2,580,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	2,212,350
		Cemex S.A.B. de C.V.
	1,190,000	5.70%, 01/11/2025(1)	995,138
	760,000	6.13%, 05/05/2025(1)	649,800
	2,060,000	Nortek, Inc. 8.50%, 04/15/2021	2,137,456
	1,875,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,715,625

			13,595,768

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Distribution/Wholesale - 0.2%
$	625,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(1)	$629,688

		Diversified Financial Services - 3.4%
		International Lease Finance Corp.
	6,416,000	5.88%, 04/01/2019	6,800,960
	665,000	5.88%, 08/15/2022	708,225
	970,000	6.25%, 05/15/2019	1,039,112
	3,115,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	2,756,775

			11,305,072

		Electric - 1.5%
		Dynegy, Inc.
	1,005,000	5.88%, 06/01/2023	806,513
	1,070,000	7.38%, 11/01/2022	930,900
	720,000	7.63%, 11/01/2024	615,456
		GenOn Americas Generation LLC
	1,605,000	8.50%, 10/01/2021	1,175,662
	1,670,000	9.13%, 05/01/2031	1,156,475
	415,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)	137,988

			4,822,994

		Entertainment - 0.4%
	1,350,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,383,750

		Food - 1.0%
	719,000	Albertson’s Holdings LLC/Safeway, Inc. 7.75%, 10/15/2022(1)	763,485
	686,000	Post Holdings, Inc. 7.38%, 02/15/2022	715,155
	2,045,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	1,947,862

			3,426,502

		Food Service - 0.8%
		Aramark Services, Inc.
	255,000	5.13%, 01/15/2024(1)	259,781
	2,245,000	5.75%, 03/15/2020	2,322,172

			2,581,953

		Forest Products & Paper - 0.7%
	3,380,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	2,197,000

		Healthcare-Products - 2.3%
		Alere, Inc.
	1,865,000	6.38%, 07/01/2023(1)	1,743,775
	3,115,000	6.50%, 06/15/2020	2,990,400
	2,895,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,764,725

			7,498,900

		Healthcare-Services - 8.6%
	2,575,000	Amsurg Corp. 5.63%, 07/15/2022	2,549,250
		Community Health Systems, Inc.
	1,296,000	5.13%, 08/15/2018	1,302,480
	4,305,000	6.88%, 02/01/2022	4,084,369
	2,010,000	7.13%, 07/15/2020	2,002,462

The accompanying notes are an integral part of these financial statements.

110

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Healthcare-Services - 8.6% - (continued)
$	1,040,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	$1,019,200
	1,835,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,940,513
	1,085,000	HCA, Inc. 5.38%, 02/01/2025	1,071,438
	4,209,000	7.50%, 11/15/2095	3,998,550
	535,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	548,375
	1,965,000	LifePoint Health, Inc. 5.88%, 12/01/2023	1,994,475
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	949,725
		Tenet Healthcare Corp.
	3,305,000	5.00%, 03/01/2019	3,048,862
	500,000	6.75%, 06/15/2023	463,750
	3,265,000	8.13%, 04/01/2022	3,256,837

			28,230,286

		Holding Companies-Diversified - 0.7%
	2,290,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	2,270,535

		Home Builders - 3.3%
		DR Horton, Inc.
	265,000	4.00%, 02/15/2020	266,511
	956,000	4.38%, 09/15/2022	950,025
	240,000	5.75%, 08/15/2023	255,840
		KB Home
	926,000	7.50%, 09/15/2022	921,370
	2,930,000	8.00%, 03/15/2020	3,175,387
		Lennar Corp.
	1,015,000	4.75%, 12/15/2017	1,042,913
	1,155,000	4.75%, 11/15/2022	1,145,182
	370,000	4.88%, 12/15/2023	368,150
	2,115,000	M/I Homes, Inc. 6.75%, 01/15/2021(1)	2,083,275
	530,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	520,725

			10,729,378

		Household Products/Wares - 0.5%
	2,080,000	Sun Products Corp. 7.75%, 03/15/2021(1)	1,804,400

		Insurance - 0.4%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	346,800
	835,000	5.25%, 05/30/2025	849,613

			1,196,413

		Internet - 0.9%
		Zayo Group LLC / Zayo Capital, Inc.
	2,145,000	6.00%, 04/01/2023	2,027,025
	1,165,000	6.38%, 05/15/2025	1,083,450

			3,110,475

		Iron/Steel - 0.9%
		AK Steel Corp.
	760,000	7.63%, 05/15/2020	296,248
	1,015,000	7.63%, 10/01/2021	406,000
	840,000	8.38%, 04/01/2022	331,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Iron/Steel - 0.9% - (continued)
$	1,130,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	$1,031,125
	1,811,000	United States Steel Corp. 7.38%, 04/01/2020	940,996

			3,006,169

		Machinery-Diversified - 0.9%
	2,386,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	2,523,195
	445,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	419,413

			2,942,608

		Media - 11.2%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	120,000	5.13%, 02/15/2023	120,150
	245,000	5.13%, 05/01/2023(1)	245,000
	95,000	5.25%, 09/30/2022	95,950
	545,000	5.75%, 09/01/2023	558,625
	105,000	5.75%, 01/15/2024	107,888
	3,077,000	7.38%, 06/01/2020	3,203,926
	1,355,000	CCO Safari II LLC 4.91%, 07/23/2025(1)	1,353,682
	1,355,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,358,387
	4,305,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(1)	3,874,500
		DISH DBS Corp.
	2,170,000	5.00%, 03/15/2023	1,882,475
	2,150,000	5.88%, 07/15/2022	2,004,875
	945,000	6.75%, 06/01/2021	952,088
	2,016,000	7.88%, 09/01/2019	2,192,400
	996,000	Gray Television, Inc. 7.50%, 10/01/2020	1,023,390
	1,645,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,636,775
	370,000	LIN Television Corp. 5.88%, 11/15/2022	368,150
	2,180,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(4)	2,310,800
	1,955,000	Sirius XM Radio, Inc. 4.63%, 05/15/2023(1)	1,915,900
		TEGNA, Inc.
	1,515,000	4.88%, 09/15/2021(1)	1,518,787
	3,355,000	5.13%, 10/15/2019	3,472,425
	250,000	5.50%, 09/15/2024(1)	250,000
	750,000	6.38%, 10/15/2023	791,250
	3,095,000	Tribune Media Co. 5.88%, 07/15/2022(1)	3,095,000
	2,555,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	2,548,612

			36,881,035

		Office/Business Equipment - 1.2%
		CDW LLC / CDW Finance Corp.
	885,000	5.00%, 09/01/2023	898,275
	970,000	5.50%, 12/01/2024	1,016,075
	1,780,000	6.00%, 08/15/2022	1,877,900

			3,792,250

The accompanying notes are an integral part of these financial statements.

111

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Oil & Gas - 8.7%
		Antero Resources Corp.
$	810,000	5.63%, 06/01/2023(1)	$631,800
	2,340,000	6.00%, 12/01/2020	1,953,900
	2,120,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,462,800
	1,475,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	892,375
		Concho Resources, Inc.
	1,910,000	5.50%, 10/01/2022	1,738,100
	325,000	5.50%, 04/01/2023	300,625
		Continental Resources, Inc.
	450,000	3.80%, 06/01/2024	316,992
	700,000	4.90%, 06/01/2044	422,083
	2,700,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,727,000
	300,000	Energen Corp. 4.63%, 09/01/2021	267,000
	2,642,000	Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	1,684,275
		Laredo Petroleum, Inc.
	740,000	5.63%, 01/15/2022	643,800
	1,360,000	6.25%, 03/15/2023	1,183,200
	600,000	7.38%, 05/01/2022	552,000
	380,000	Matador Resources Co. 6.88%, 04/15/2023	353,400
		MEG Energy Corp.
	900,000	6.38%, 01/30/2023(1)	616,500
	1,940,000	7.00%, 03/31/2024(1)	1,377,400
		Noble Energy, Inc.
	1,875,000	5.63%, 05/01/2021	1,834,101
	1,860,000	5.88%, 06/01/2022	1,769,418
	2,895,000	Paragon Offshore plc 6.75%, 07/15/2022(1)	405,300
		QEP Resources, Inc.
	2,105,000	5.25%, 05/01/2023	1,494,550
	205,000	5.38%, 10/01/2022	147,600
	245,000	6.80%, 03/01/2020	220,500
	500,000	Range Resources Corp. 5.00%, 08/15/2022	373,750
	515,000	Rice Energy, Inc. 7.25%, 05/01/2023(1)	375,950
		RSP Permian, Inc.
	1,085,000	6.63%, 10/01/2022(1)	998,200
	55,000	6.63%, 10/01/2022	50,600
		Tullow Oil plc
	1,015,000	6.00%, 11/01/2020(1)	705,425
	2,065,000	6.25%, 04/15/2022(1)	1,383,550
		WPX Energy, Inc.
	1,420,000	5.25%, 09/15/2024	937,200
	950,000	6.00%, 01/15/2022	665,000

			28,484,394

		Packaging & Containers - 3.2%
	1,074,728	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(7)	1,059,273
		Ardagh Packaging Finance plc
	2,065,000	6.00%, 06/30/2021(1)	1,925,613
	511,000	9.13%, 10/15/2020(1)	526,330
		Ball Corp.
EUR	315,000	3.50%, 12/15/2020	351,398
	420,000	4.38%, 12/15/2023	468,987

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Packaging & Containers - 3.2% - (continued)
$	2,060,000	Berry Plastics Corp. 6.00%, 10/15/2022(1)	$2,098,625
		Owens-Brockway Glass Container, Inc.
	1,795,000	5.88%, 08/15/2023(1)	1,821,925
	2,215,000	6.38%, 08/15/2025(1)	2,275,912

			10,528,063

		Pharmaceuticals - 3.0%
		Endo Finance LLC
	561,000	6.00%, 07/15/2023(1)	558,195
	3,075,000	6.00%, 02/01/2025(1)	3,028,875
	1,908,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,074,950
	2,050,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	2,060,250
		Valeant Pharmaceuticals International, Inc.
	1,320,000	5.50%, 03/01/2023(1)	1,161,600
	1,265,000	5.88%, 05/15/2023(1)	1,129,012

			10,012,882

		Pipelines - 1.3%
		Energy Transfer Equity L.P.
	2,745,000	5.50%, 06/01/2027	2,086,200
	1,773,000	7.50%, 10/15/2020	1,640,025
	450,000	Kinder Morgan Finance Co. 6.00%, 01/15/2018(1)	453,718

			4,179,943

		REITS - 0.3%
	1,110,000	Equinix, Inc. 5.88%, 01/15/2026	1,143,300

		Retail - 2.5%
	1,595,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,507,275
	1,465,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	366,250
	2,430,000	L Brands, Inc. 6.88%, 11/01/2035(1)	2,496,825
	2,315,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,393,131
	1,440,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,396,800

			8,160,281

		Semiconductors - 2.5%
	2,515,000	Entegris, Inc. 6.00%, 04/01/2022(1)	2,546,437
	3,560,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	3,729,100
		Sensata Technologies B.V.
	1,185,000	5.00%, 10/01/2025(1)	1,158,338
	775,000	5.63%, 11/01/2024(1)	792,438

			8,226,313

		Shipbuilding - 0.1%
	440,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	446,600

		Software - 7.7%
		Activision Blizzard, Inc.
	4,357,000	5.63%, 09/15/2021(1)	4,563,957
	910,000	6.13%, 09/15/2023(1)	964,600
	3,440,000	Audatex North America, Inc. 6.00%, 06/15/2021(1)	3,465,800

The accompanying notes are an integral part of these financial statements.

112

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.2% - (continued)
		Software - 7.7% - (continued)
		Emdeon, Inc.
$	1,140,000	6.00%, 02/15/2021(1)	$1,060,200
	1,640,000	11.00%, 12/31/2019	1,709,700
		First Data Corp.
	2,935,000	5.38%, 08/15/2023(1)	2,949,675
	4,106,000	5.75%, 01/15/2024(1)	4,044,410
	1,815,000	7.00%, 12/01/2023(1)	1,815,000
	2,870,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	2,073,575
	2,075,000	Infor U.S., Inc. 6.50%, 05/15/2022(1)	1,753,375
		MSCI, Inc.
	196,000	5.25%, 11/15/2024(1)	198,940
	625,000	5.75%, 08/15/2025(1)	640,625

			25,239,857

		Telecommunications - 10.2%
		Alcatel-Lucent USA, Inc.
	2,681,000	6.45%, 03/15/2029	2,714,512
	765,000	6.50%, 01/15/2028	768,825
	653,000	6.75%, 11/15/2020(1)	688,099
		Altice Financing S.A.
	885,000	6.50%, 01/15/2022(1)	876,150
	380,000	6.63%, 02/15/2023(1)	375,250
	1,500,000	7.88%, 12/15/2019(1)	1,560,000
		Frontier Communications Corp.
	840,000	10.50%, 09/15/2022(1)	836,850
	2,065,000	11.00%, 09/15/2025(1)	2,044,350
		Level 3 Financing, Inc.
	970,000	5.13%, 05/01/2023(1)	962,725
	2,515,000	5.38%, 08/15/2022	2,552,725
	920,000	5.63%, 02/01/2023	938,400
	1,820,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,810,900
		Sprint Communications, Inc.
	507,000	7.00%, 03/01/2020(1)	508,268
	3,092,000	9.00%, 11/15/2018(1)	3,254,330
		Sprint Corp.
	2,495,000	7.25%, 09/15/2021	1,882,976
	2,005,000	7.88%, 09/15/2023	1,505,755
	3,470,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	1,570,175
		T-Mobile USA, Inc.
	330,000	6.13%, 01/15/2022	339,075
	2,490,000	6.46%, 04/28/2019	2,564,252
	1,425,000	6.63%, 11/15/2020	1,481,273
	635,000	6.63%, 04/28/2021	658,812
	375,000	6.73%, 04/28/2022	390,938
		Wind Acquisition Finance S.A.
EUR	2,640,000	4.00%, 07/15/2020(1)	2,854,674
$	215,000	6.50%, 04/30/2020(1)	224,944

			33,364,258

		Total Corporate Bonds (cost $320,146,974)	$296,082,713

SENIOR FLOATING RATE INTERESTS - 1.5%(8)
		Electric - 0.4%
$	4,525,000	Texas Competitive Electric Holdings Co. LLC 4.73%, 10/10/2017(9)	$1,395,963

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 1.5%(8) - (continued)
		Insurance - 0.2%
$	550,000	Asurion LLC 8.50%, 03/03/2021	$466,125

		Internet - 0.3%
	1,286,182	Lands’ End, Inc. 4.25%, 04/04/2021	1,106,116

		Machinery-Diversified - 0.3%
	979,675	Gardner Denver, Inc. 4.25%, 07/30/2020	879,014

		Retail - 0.3%
	1,178,862	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,040,345

		Total Senior Floating Rate Interests (cost $7,296,690)	$4,887,563

CONVERTIBLE BONDS - 0.5%
		Home Builders - 0.2%
$	566,000	M/I Homes, Inc. 3.00%, 03/01/2018	$553,265

		Oil & Gas - 0.3%
	1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	1,003,519

		Total Convertible Bonds (cost $2,493,443)	$1,556,784

COMMON STOCKS - 0.3%
		Energy - 0.3%
	206,275,142	KCA Deutag*(3)(10)	$921,843

		Total Common Stocks (cost $2,795,441)	$921,843

PREFERRED STOCKS - 0.9%
		Diversified Financials - 0.9%
	120,700	GMAC Capital Trust I Series 2	$3,060,952

		Total Preferred Stocks (cost $2,866,999)	$3,060,952

		Total Long-Term Investments (cost $338,078,505)	$306,509,855

SHORT-TERM INVESTMENTS - 5.7%
		Other Investment Pools & Funds - 5.7%
	18,765,395	Fidelity Money Market Class 1	$18,765,395

		Total Short-Term Investments (cost $18,765,395)	$18,765,395

Total Investments (cost $356,843,900)^	99.1%	$325,275,250
Other Assets and Liabilities	0.9%	3,050,860

Total Net Assets	100.0%	$328,326,110

The accompanying notes are an integral part of these financial statements.

113

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $357,045,579 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,021,574
Unrealized Depreciation	(36,791,903)

Net Unrealized Depreciation	$(31,770,329)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $137,071,364, which represents 41.7% of total net assets.

(2)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $921,843, which represents 0.3% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $4,979,458, which represents 1.5% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(7)	This security may pay interest in additional principal instead of cash.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2015.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	206,275,142	KCA Deutag	$2,795,441

The accompanying notes are an integral part of these financial statements.

114

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

At December 31, 2015, the aggregate value of these securities was $921,843, which represents 0.3% of total net assets.

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2015
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.25	USD	7,675,000	5.00%	12/20/20	$170,986	$102,730	$(68,256)

Total					$170,986	$102,730	$(68,256)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at December 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Buy	01/29/16	BNP	$386,726	$386,081	$(645)
EUR	Sell	01/29/16	BOA	6,981,308	6,916,833	64,475

Total						$63,830

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

115

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	296,082,713	—	296,082,713	—
Senior Floating Rate Interests	4,887,563	—	4,887,563	—
Convertible Bonds	1,556,784	—	1,556,784	—
Common Stocks
Energy	921,843	—	—	921,843
Preferred Stocks	3,060,952	3,060,952	—	—
Short-Term Investments	18,765,395	18,765,395	—	—
Foreign Currency Contracts(2)	64,475	—	64,475	—

Total	$325,339,725	$21,826,347	$302,591,535	$921,843

Liabilities
Foreign Currency Contracts(2)	$(645)	$—	$(645)	$—
Swaps - Credit Default(2)	(68,256)	—	(68,256)	—

Total	$(68,901)	$—	$(68,901)	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Total
Beginning balance	$423,689	$423,689
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	498,154	498,154
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$921,843	$921,843

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $498,154.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

116

Hartford International Opportunities HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Belgium - 1.9%
203,754	Anheuser-Busch InBev N.V.	$25,356,601

	Brazil - 0.2%
387,010	BB Seguridade Participacoes S.A.	2,380,020

	Canada - 6.3%
450,865	Canadian National Railway Co.	25,203,735
449,500	Canadian Natural Resources Ltd.	9,817,077
388,810	Imperial Oil Ltd.	12,667,164
293,100	Magna International, Inc.	11,887,528
707,070	TransCanada Corp.	23,092,067

		82,667,571

	China - 6.2%
248,398	Alibaba Group Holding Ltd. ADR*	20,187,306
48,526	Baidu, Inc. ADR*	9,173,355
6,089,000	China Life Insurance Co., Ltd. Class H	19,546,887
10,068,000	CNOOC Ltd.	10,478,526
1,779,260	ENN Energy Holdings Ltd.	9,438,281
177,790	Hollysys Automation Technologies Ltd.	3,943,382
4,800,000	PICC Property & Casualty Co., Ltd. Class H	9,472,869

		82,240,606

	Denmark - 0.4%
155,776	H. Lundbeck A/S*	5,319,014

	Finland - 0.3%
95,497	Kone Oyj Class B	4,043,444

	France - 12.5%
21,936	Air Liquide S.A.	2,462,678
374,016	Airbus Group SE	25,203,934
496,349	BNP Paribas S.A.	28,082,096
219,047	Essilor International S.A.	27,301,108
265,020	Groupe Eurotunnel SE	3,297,134
64,519	Legrand S.A.	3,649,533
326,068	Schneider Electric SE	18,521,943
502,695	Total S.A.	22,536,504
70,726	Unibail-Rodamco SE REIT	17,959,522
98,363	Valeo S.A.	15,165,076

		164,179,528

	Germany - 6.4%
75,684	adidas AG	7,345,815
294,116	Beiersdorf AG	26,732,596
172,387	Brenntag AG	8,982,693
41,562	Continental AG	10,054,254
225,574	Schaeffler AG (Preference Shares)*	3,983,566
891,299	Vonovia SE	27,534,967

		84,633,891

	Greece - 0.7%
2,186,243	Alpha Bank A.E.*	5,858,870
2,752,328	Eurobank Ergasias S.A.*	3,083,424

		8,942,294

	Hong Kong - 0.8%
438,707	Hong Kong Exchanges and Clearing Ltd.	11,175,968

	India - 5.2%
1,433,213	Bharti Infratel Ltd.	9,246,951
77,518	Divi’s Laboratories Ltd.	1,350,616
84,980	HDFC Bank Ltd. ADR	5,234,768
5,821,587	ICICI Bank Ltd.	22,993,717
56,100	ICICI Bank Ltd. ADR	439,263
108,442	Maruti Suzuki India Ltd.	7,552,032

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	India - 5.2% - (continued)
971,300	Power Grid Corp. of India Ltd.	$2,066,967
3,346,882	State Bank of India	11,309,995
222,129	Tata Consultancy Services Ltd.	8,166,254

		68,360,563

	Ireland - 1.1%
503,301	CRH plc	14,571,421

	Italy - 5.1%
1,082,092	Assicurazioni Generali S.p.A.	19,766,234
259,273	Banca Generali S.p.A.	8,155,688
716,526	FinecoBank Banca Fineco S.p.A.	5,891,922
4,333,746	Intesa Sanpaolo S.p.A.	14,392,365
212,450	Luxottica Group S.p.A.	13,844,314
1,032,202	Snam S.p.A.	5,386,995

		67,437,518

	Japan - 16.9%
553,460	Asics Corp.	11,482,907
219,280	Daito Trust Construction Co., Ltd.	25,329,141
121,845	Daiwa House Industry Co., Ltd.	3,502,598
326,210	Eisai Co., Ltd.	21,579,035
544,700	Honda Motor Co., Ltd.	17,409,436
144,410	M3, Inc.	2,994,223
3,197,000	NEC Corp.	10,129,754
458,700	Nippon Telegraph & Telephone Corp.	18,255,395
190,505	Olympus Corp.	7,499,928
183,200	Omron Corp.	6,109,152
184,645	Ono Pharmaceutical Co., Ltd.	32,924,358
539,230	Seven & I Holdings Co., Ltd.	24,688,406
547,700	Sumco Corp.	4,132,121
370,800	Sumitomo Mitsui Financial Group, Inc.	13,994,375
365,160	T&D Holdings, Inc.	4,817,750
281,105	Takeda Pharmaceutical Co., Ltd.	14,015,741
115,033	Tokio Marine Holdings, Inc.	4,443,104

		223,307,424

	Netherlands - 2.3%
190,340	AerCap Holdings N.V.*	8,215,074
260,302	NXP Semiconductors N.V.*	21,930,444

		30,145,518

	Russia - 1.4%
230,122	MegaFon PJSC GDR	2,680,921
2,455,100	Sberbank of Russia PJSC ADR	14,215,029
135,550	Yandex N.V. Class A*	2,130,846

		19,026,796

	South Korea- 1 .3%
79,712	Korea Electric Power Corp.	3,377,173
525,673	SK Hynix, Inc.	13,579,678

		16,956,851

	Spain - 2.6%
3,971,947	CaixaBank S.A.	13,824,797
581,241	Industria de Diseno Textil S.A.	19,968,015

		33,792,812

	Sweden - 1.9%
606,321	Assa Abloy AB Class B	12,691,938
329,774	Hennes & Mauritz AB Class B	11,730,154

		24,422,092

The accompanying notes are an integral part of these financial statements.

117

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Switzerland - 7.1%
67,642	Adecco S.A.	$4,629,600
136,101	Cie Financiere Richemont S.A.	9,741,147
276,501	Julius Baer Group Ltd.*	13,376,331
395,042	Novartis AG	33,981,224
60,239	Roche Holding AG	16,692,732
756,124	UBS Group AG	14,668,398

		93,089,432

	Taiwan - 2.6%
8,043,035	Taiwan Semiconductor Manufacturing Co., Ltd.	34,699,586

	United Kingdom - 13.8%
534,249	AstraZeneca plc	36,087,084
68,248	Derwent London plc REIT	3,691,362
304,640	Diageo plc	8,319,029
179,716	Hikma Pharmaceuticals plc	6,092,276
743,398	International Consolidated Airlines Group S.A.	6,683,937
324,820	Markit, Ltd.*	9,799,819
211,531	Schroders plc	9,264,840
2,160,765	Sky plc	35,420,866
1,495,438	Smith & Nephew plc	26,651,794
575,929	Unilever N.V.	25,101,348
652,076	WPP plc	14,998,901

		182,111,256

	Total Common Stocks (cost $1,254,186,030)	$1,278,860,206

	Total Long-Term Investments (cost $1,254,186,030)	$1,278,860,206

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 2.9%
37,642,203	BlackRock Liquidity Funds TempFund Portfolio	$37,642,203

	Total Short-Term Investments (cost $37,642,203)	$37,642,203

Total Investments (cost $1,291,828,233)^	99.9%	$1,316,502,409
Other Assets and Liabilities	0.1%	1,285,529

Total Net Assets	100.0%	$1,317,787,938

The accompanying notes are an integral part of these financial statements.

118

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,294,168,697 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$99,770,805
Unrealized Depreciation	(77,437,093)

Net Unrealized Appreciation	$22,333,712

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

119

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$25,356,601	$—	$25,356,601	$—
Brazil	2,380,020	2,380,020	—	—
Canada	82,667,571	82,667,571	—	—
China	82,240,606	33,304,043	48,936,563	—
Denmark	5,319,014	—	5,319,014	—
Finland	4,043,444	—	4,043,444	—
France	164,179,528	—	164,179,528	—
Germany	84,633,891	3,983,566	80,650,325	—
Greece	8,942,294	—	8,942,294	—
Hong Kong	11,175,968	—	11,175,968	—
India	68,360,563	5,674,031	62,686,532	—
Ireland	14,571,421	—	14,571,421	—
Italy	67,437,518	—	67,437,518	—
Japan	223,307,424	—	223,307,424	—
Netherlands	30,145,518	30,145,518	—	—
Russia	19,026,796	19,026,796	—	—
South Korea	16,956,851	—	16,956,851	—
Spain	33,792,812	—	33,792,812	—
Sweden	24,422,092	—	24,422,092	—
Switzerland	93,089,432	—	93,089,432	—
Taiwan	34,699,586	—	34,699,586	—
United Kingdom	182,111,256	34,901,167	147,210,089	—
Short-Term Investments	37,642,203	37,642,203	—	—

Total	$1,316,502,409	$249,724,915	$1,066,777,494	$—

(1)	For the year ended December 31, 2015, investments valued at $25,017,546 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

120

Hartford MidCap HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 1.2%
450,171	Harley-Davidson, Inc.	$20,433,262

	Banks - 4.4%
93,275	Cullen/Frost Bankers, Inc.	5,596,500
199,653	East West Bancorp, Inc.	8,297,579
15,828	First Citizens BancShares, Inc. Class A	4,086,315
325,138	First Republic Bank	21,478,616
306,929	M&T Bank Corp.	37,193,656

		76,652,666

	Capital Goods - 7.3%
689,527	Allison Transmission Holdings, Inc.	17,851,854
211,239	Colfax Corp.*	4,932,431
354,465	Fastenal Co.	14,469,261
354,522	IDEX Corp.	27,159,930
74,175	Jacobs Engineering Group, Inc.*	3,111,641
257,242	Lennox International, Inc.	32,129,526
264,162	MSC Industrial Direct Co., Inc. Class A	14,864,396
278,200	PACCAR, Inc.	13,186,680

		127,705,719

	Commercial & Professional Services - 11.0%
308,747	Clean Harbors, Inc.*	12,859,312
401,242	Equifax, Inc.	44,686,321
422,905	ManpowerGroup, Inc.	35,646,662
716,219	Robert Half International, Inc.	33,762,564
52,560	Towers Watson & Co. Class A	6,751,858
603,454	TransUnion*	16,637,227
562,517	TriNet Group, Inc.*	10,884,704
561,346	Waste Connections, Inc.	31,615,007

		192,843,655

	Consumer Durables & Apparel - 3.0%
194,032	Harman International Industries, Inc.	18,279,755
19,326	NVR, Inc.*	31,752,618
40,033	Tempur Sealy International, Inc.*	2,820,725

		52,853,098

	Consumer Services - 1.1%
278,056	Choice Hotels International, Inc.	14,016,803
77,110	Wynn Resorts Ltd.	5,335,241

		19,352,044

	Diversified Financials - 6.2%
147,273	Factset Research Systems, Inc.	23,942,172
244,969	Invesco Ltd.	8,201,562
149,180	Moody’s Corp.	14,968,721
303,560	MSCI, Inc.	21,895,783
271,366	Northern Trust Corp.	19,562,775
377,400	SEI Investments Co.	19,775,760

		108,346,773

	Energy - 5.6%
102,455	Cimarex Energy Co.	9,157,428
1,297,170	Cobalt International Energy, Inc.*	7,004,718
163,137	Diamondback Energy, Inc.*	10,913,865
286,994	Energen Corp.	11,763,884
592,606	Memorial Resource Development Corp.*	9,570,587
327,469	Newfield Exploration Co.*	10,662,391
528,186	Patterson-UTI Energy, Inc.	7,965,045
82,653	Pioneer Natural Resources Co.	10,363,033
913,553	QEP Resources, Inc.	12,241,610
224,354	World Fuel Services Corp.	8,628,655

		98,271,216

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Food & Staples Retailing - 0.7%
154,394	PriceSmart, Inc.	$12,813,158

	Health Care Equipment & Services - 8.9%
667,033	Envision Healthcare Holdings, Inc.*	17,322,847
773,306	IMS Health Holdings, Inc.*	19,696,104
307,333	MEDNAX, Inc.*	22,023,483
473,468	Patterson Cos., Inc.	21,405,488
257,249	Sirona Dental Systems, Inc.*	28,186,773
23,101	STERIS plc	1,740,429
315,970	Team Health Holdings, Inc.*	13,867,923
147,324	Universal Health Services, Inc. Class B	17,603,745
176,676	Varian Medical Systems, Inc.*	14,275,421

		156,122,213

	Insurance - 6.1%
37,555	Alleghany Corp.*	17,948,661
43,047	Fairfax Financial Holdings Ltd.	20,436,514
46,902	Markel Corp.*	41,430,882
18,847	White Mountains Insurance Group Ltd.	13,698,188
247,783	WR Berkley Corp.	13,566,119

		107,080,364

	Materials - 3.2%
247,563	Ball Corp.	18,005,257
223,030	Packaging Corp. of America	14,062,042
45,689	Sherwin-Williams Co.	11,860,864
236,047	Silgan Holdings, Inc.	12,680,445

		56,608,608

	Pharmaceuticals, Biotechnology & Life Sciences - 7.5%
163,056	Agios Pharmaceuticals, Inc.*	10,585,596
459,888	Alkermes plc*	36,505,909
97,723	Alnylam Pharmaceuticals, Inc.*	9,199,643
830,884	Ironwood Pharmaceuticals, Inc.*	9,629,946
108,058	Jazz Pharmaceuticals plc*	15,188,632
79,973	Mettler-Toledo International, Inc.*	27,121,244
173,140	Waters Corp.*	23,301,181

		131,532,151

	Retailing - 6.0%
245,094	Advance Auto Parts, Inc.	36,889,098
499,449	CarMax, Inc.*	26,955,263
230,566	Tiffany & Co.	17,589,880
279,638	TripAdvisor, Inc.*	23,839,139

		105,273,380

	Semiconductors & Semiconductor Equipment - 1.4%
199,931	First Solar, Inc.*	13,193,447
394,585	SunPower Corp.*	11,841,496

		25,034,943

	Software & Services - 12.3%
490,652	Akamai Technologies, Inc.*	25,823,015
163,698	Cadence Design Systems, Inc.*	3,406,555
2,034,725	Genpact Ltd.*	50,827,430
350,003	Global Payments, Inc.	22,578,694
251,240	Guidewire Software, Inc.*	15,114,598
861,074	Vantiv, Inc. Class A*	40,832,129
270,772	VeriSign, Inc.*	23,654,642
223,855	WEX, Inc.*	19,788,782
180,413	Zillow Group, Inc. Class A*	4,697,955
355,178	Zillow Group, Inc. Class C*	8,339,579

		215,063,379

The accompanying notes are an integral part of these financial statements.

121

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Technology Hardware & Equipment - 6.9%
400,066	Amphenol Corp. Class A	$20,895,447
130,029	Arista Networks, Inc.*	10,121,457
491,644	CDW Corp. of Delaware	20,668,714
175,211	FEI Co.	13,980,086
895,550	National Instruments Corp.	25,693,330
528,701	Nimble Storage, Inc.*	4,864,049
210,554	Pure Storage, Inc. Class A*	3,278,326
975,314	Trimble Navigation Ltd.*	20,920,485

		120,421,894

	Transportation - 4.9%
171,792	Alaska Air Group, Inc.	13,830,974
35,491	AMERCO	13,823,744
360,808	Genesee & Wyoming, Inc. Class A*	19,371,782
269,578	J.B. Hunt Transport Services, Inc.	19,776,242
755,808	JetBlue Airways Corp.*	17,119,051
41,427	Spirit Airlines, Inc.*	1,650,866

		85,572,659

	Utilities - 2.1%
138,006	Eversource Energy	7,047,966
645,543	UGI Corp.	21,793,532
175,071	WEC Energy Group, Inc.	8,982,893

		37,824,391

	Total Common Stocks (cost $1,491,358,246)	$1,749,805,573

	Total Long-Term Investments (cost $1,491,358,246)	$1,749,805,573

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
2,985,735	Fidelity Money Market Class 1	$2,985,735

	Total Short-Term Investments (cost $2,985,735)	$2,985,735

Total Investments (cost $1,494,343,981)^	100.0%	$1,752,791,308
Other Assets and Liabilities	0.0%	(681,057)

Total Net Assets	100.0%	$1,752,110,251

The accompanying notes are an integral part of these financial statements.

122

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,497,406,292 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$371,041,475
Unrealized Depreciation	(115,656,459)

Net Unrealized Appreciation	$255,385,016

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

123

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$20,433,262	$20,433,262	$—	$—
Banks	76,652,666	76,652,666	—	—
Capital Goods	127,705,719	127,705,719	—	—
Commercial & Professional Services	192,843,655	192,843,655	—	—
Consumer Durables & Apparel	52,853,098	52,853,098	—	—
Consumer Services	19,352,044	19,352,044	—	—
Diversified Financials	108,346,773	108,346,773	—	—
Energy	98,271,216	98,271,216	—	—
Food & Staples Retailing	12,813,158	12,813,158	—	—
Health Care Equipment & Services	156,122,213	156,122,213	—	—
Insurance	107,080,364	107,080,364	—	—
Materials	56,608,608	56,608,608	—	—
Pharmaceuticals, Biotechnology & Life Sciences	131,532,151	131,532,151	—	—
Retailing	105,273,380	105,273,380	—	—
Semiconductors & Semiconductor Equipment	25,034,943	25,034,943	—	—
Software & Services	215,063,379	215,063,379	—	—
Technology Hardware & Equipment	120,421,894	120,421,894	—	—
Transportation	85,572,659	85,572,659	—	—
Utilities	37,824,391	37,824,391	—	—
Short-Term Investments	2,985,735	2,985,735	—	—

Total	$1,752,791,308	$1,752,791,308	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

124

Hartford MidCap Value HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Automobiles & Components - 0.7%
85,312	Goodyear Tire & Rubber Co.	$2,787,143

	Banks - 10.0%
161,785	BankUnited, Inc.	5,833,967
54,501	CIT Group, Inc.	2,163,690
181,293	Comerica, Inc.	7,583,486
155,102	EverBank Financial Corp.	2,478,530
102,709	IBERIABANK Corp.	5,656,185
139,633	Provident Financial Services, Inc.	2,813,605
45,197	South State Corp.	3,251,924
308,601	Zions Bancorporation	8,424,807

		38,206,194

	Capital Goods - 11.8%
162,700	Barnes Group, Inc.	5,757,953
63,347	Curtiss-Wright Corp.	4,339,269
60,653	Esterline Technologies Corp.*	4,912,893
133,027	Generac Holdings, Inc.*	3,960,214
73,306	Hubbell, Inc. Class B	7,406,838
95,217	Moog, Inc. Class A*	5,770,150
10,272	Orbital ATK, Inc.	917,700
159,541	Rexel S.A.	2,124,411
578,285	Sanwa Holdings Corp.	4,573,658
93,934	Sensata Technologies Holding N.V.*	4,326,600
23,595	WESCO International, Inc.*	1,030,630

		45,120,316

	Consumer Durables & Apparel - 8.4%
132,494	D.R. Horton, Inc.	4,243,783
23,595,130	Global Brands Group Holding Ltd.*	4,468,183
141,637	Lennar Corp. Class A	6,927,466
106,230	Newell Rubbermaid, Inc.	4,682,618
461,047	Performance Sports Group Ltd.*	4,439,883
120,749	PulteGroup, Inc.	2,151,747
758,760	Samsonite International S.A.	2,273,986
88,141	Toll Brothers, Inc.*	2,935,095

		32,122,761

	Consumer Services - 2.0%
129,225	Norwegian Cruise Line Holdings Ltd.*	7,572,585

	Diversified Financials - 2.7%
104,832	Markit, Ltd.*	3,162,782
74,946	MSCI, Inc.	5,405,855
27,500	Raymond James Financial, Inc.	1,594,175
451,900	Solar Cayman Ltd.*(1)(2)(3)	97,610

		10,260,422

	Energy - 5.8%
416,400	Cobalt International Energy, Inc.*	2,248,560
115,067	Diamondback Energy, Inc.*	7,697,982
49,808	Energen Corp.	2,041,630
28,685	HollyFrontier Corp.	1,144,245
164,786	Newfield Exploration Co.*	5,365,432
270,779	QEP Resources, Inc.	3,628,439
258,900	Trican Well Service Ltd.*	119,748

		22,246,036

	Food, Beverage & Tobacco - 1.7%
68,157	Ingredion, Inc.	6,532,167

	Health Care Equipment & Services - 1.5%
117,404	Brookdale Senior Living, Inc.*	2,167,278
132,594	Envision Healthcare Holdings, Inc.*	3,443,466

		5,610,744

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 9.5%
83,475	Argo Group International Holdings Ltd.	$4,995,144
201,620	CNO Financial Group, Inc.	3,848,926
62,328	Hanover Insurance Group, Inc.	5,069,759
90,609	Reinsurance Group of America, Inc.	7,751,600
245,226	Unum Group	8,163,574
171,104	XL Group plc	6,703,855

		36,532,858

	Materials - 8.8%
89,574	Bemis Co., Inc.	4,003,062
118,774	Cabot Corp.	4,855,481
63,096	Celanese Corp. Series A	4,248,254
186,851	Huntsman Corp.	2,124,496
102,834	KapStone Paper & Packaging Corp.	2,323,020
392,432	Louisiana-Pacific Corp.*	7,067,700
189,403	Methanex Corp.	6,252,193
21,572	Packaging Corp. of America	1,360,115
88,975	Steel Dynamics, Inc.	1,589,983

		33,824,304

	Media - 2.3%
205,503	Interpublic Group of Cos., Inc.	4,784,110
160,985	Quebecor, Inc. Class B	3,941,730

		8,725,840

	Pharmaceuticals, Biotechnology & Life Sciences - 3.2%
188,502	Almirall S.A.	3,809,833
47,760	Ono Pharmaceutical Co., Ltd.	8,516,165

		12,325,998

	Real Estate - 10.0%
145,218	American Assets Trust, Inc. REIT	5,569,110
95,875	Blackstone Mortgage Trust, Inc. Class A REIT	2,565,615
121,091	Equity LifeStyle Properties, Inc. REIT	8,073,137
88,883	Extra Space Storage, Inc. REIT	7,840,370
244,551	Forest City Enterprises, Inc. Class A*	5,363,003
55,791	PS Business Parks, Inc. REIT	4,877,807
36,998	SL Green Realty Corp. REIT	4,180,034

		38,469,076

	Retailing - 1.4%
224,998	DSW, Inc. Class A	5,368,452

	Semiconductors & Semiconductor Equipment - 5.1%
212,460	Microsemi Corp.*	6,924,071
94,744	Qorvo, Inc.*	4,822,470
105,172	Silicon Motion Technology Corp. ADR	3,298,194
54,907	Synaptics, Inc.*	4,411,228

		19,455,963

	Software & Services - 3.0%
172,262	Booz Allen Hamilton Holding Corp.	5,314,282
152,396	Verint Systems, Inc.*	6,181,182

		11,495,464

	Technology Hardware & Equipment - 3.1%
134,775	ARRIS Group, Inc.*	4,120,072
141,012	Arrow Electronics, Inc.*	7,640,030

		11,760,102

	Telecommunication Services - 0.5%
35,131	Millicom International Cellular S.A.	2,015,820

	Transportation - 1.1%
77,472	Genesee & Wyoming, Inc. Class A*	4,159,472

The accompanying notes are an integral part of these financial statements.

125

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Utilities - 6.0%
69,825	Alliant Energy Corp.	$4,360,571
142,161	Great Plains Energy, Inc.	3,882,417
137,610	Portland General Electric Co.	5,004,875
199,663	UGI Corp.	6,740,623
71,553	Westar Energy, Inc.	3,034,564

		23,023,050

	Total Common Stocks (cost $330,002,637)	$377,614,767

	Total Long-Term Investments (cost $330,002,637)	$377,614,767

SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
4,804,796	Federated Prime Obligations Fund	$4,804,796

	Total Short-Term Investments (cost $4,804,796)	$4,804,796

Total Investments (cost $334,807,433)^	99.9%	$382,419,563
Other Assets and Liabilities	0.1%	474,547

Total Net Assets	100.0%	$382,894,110

The accompanying notes are an integral part of these financial statements.

126

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $336,744,054 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$70,208,127
Unrealized Depreciation	(24,532,618)

Net Unrealized Appreciation	$45,675,509

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of this security was $97,610, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2015, the aggregate value of this security was $97,610, which represents 0.0% of total net assets.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	451,900	Solar Cayman Ltd.	$132,446

At December 31, 2015, the aggregate value of these securities was $97,610, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

127

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,787,143	$2,787,143	$—	$—
Banks	38,206,194	38,206,194	—	—
Capital Goods	45,120,316	38,422,247	6,698,069	—
Consumer Durables & Apparel	32,122,761	25,380,592	6,742,169	—
Consumer Services	7,572,585	7,572,585	—	—
Diversified Financials	10,260,422	10,162,812	—	97,610
Energy	22,246,036	22,246,036	—	—
Food, Beverage & Tobacco	6,532,167	6,532,167	—	—
Health Care Equipment & Services	5,610,744	5,610,744	—	—
Insurance	36,532,858	36,532,858	—	—
Materials	33,824,304	33,824,304	—	—
Media	8,725,840	8,725,840	—	—
Pharmaceuticals, Biotechnology & Life Sciences	12,325,998	—	12,325,998	—
Real Estate	38,469,076	38,469,076	—	—
Retailing	5,368,452	5,368,452	—	—
Semiconductors & Semiconductor Equipment	19,455,963	19,455,963	—	—
Software & Services	11,495,464	11,495,464	—	—
Technology Hardware & Equipment	11,760,102	11,760,102	—	—
Telecommunication Services	2,015,820	—	2,015,820	—
Transportation	4,159,472	4,159,472	—	—
Utilities	23,023,050	23,023,050	—	—
Short-Term Investments	4,804,796	4,804,796	—	—

Total	$382,419,563	$354,539,897	$27,782,056	$97,610

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Total
Beginning balance	$31,633	$31,633
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	65,977	65,977
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$97,610	$97,610

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $65,977.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

128

Hartford Small Company HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6%
	Automobiles & Components - 0.0%
6,135	Tenneco, Inc.*	$281,658
270	Tesla Motors, Inc.*	64,803

		346,461

	Banks - 4.9%
2,154	Ameris Bancorp	73,215
917,190	Associated Banc-Corp	17,197,313
1,346	Bank of Marin Bancorp	71,876
3,952	BBCN Bancorp, Inc.	68,053
5,145	Blue Hills Bancorp, Inc.	78,770
599,296	EverBank Financial Corp.	9,576,750
4,451	FCB Financial Holdings, Inc. Class A*	159,301
9,686	First Merchants Corp.	246,218
7,719	Flushing Financial Corp.	167,039
5,277	Great Western Bancorp, Inc.	153,139
4,371	Heritage Financial Corp. of Washington	82,350
17,643	MGIC Investment Corp.*	155,788
346,806	PrivateBancorp, Inc.	14,225,982
6,217	Sandy Spring Bancorp, Inc.	167,610
390,029	Sterling Bancorp	6,326,270
3,876	Umpqua Holdings Corp.	61,628
545,128	United Community Banks, Inc.	10,624,545
2,375	WSFS Financial Corp.	76,855

		59,512,702

	Capital Goods - 6.7%
7,743	AAON, Inc.	179,792
551,620	Advanced Drainage Systems, Inc.	13,255,429
1,283	Alamo Group, Inc.	66,844
361,009	Altra Industrial Motion Corp.	9,054,106
154,402	Astronics Corp.*	6,285,705
1,627	Astronics Corp. Class B*	66,137
4,131	AZZ, Inc.	229,560
12,380	CAI International, Inc.*	124,790
1,098	Carlisle Cos., Inc.	97,382
1,314	Crane Co.	62,862
67,616	DigitalGlobe, Inc.*	1,058,867
1,611	EMCOR Group, Inc.	77,392
1,842	Esterline Technologies Corp.*	149,202
358,028	Generac Holdings, Inc.*	10,658,493
4,455	H&E Equipment Services, Inc.	77,873
5,763	Heico Corp. Class A	283,540
3,574	Insteel Industries, Inc.	74,768
2,164	Lennox International, Inc.	270,284
10,119	Luxfer Holdings plc ADR	99,571
1,956	Lydall, Inc.*	69,399
295,644	Masonite International Corp.*	18,102,282
111,417	Middleby Corp.*	12,018,552
820	Moog, Inc. Class A*	49,692
5,590	NN, Inc.	89,105
2,255	Teledyne Technologies, Inc.*	200,018
5,417	Textainer Group Holdings Ltd.	76,434
16,851	Titan International, Inc.	66,393
3,540	Toro Co.	258,668
167,633	Watts Water Technologies, Inc. Class A	8,326,331

		81,429,471

	Commercial & Professional Services - 3.1%
377,910	Advisory Board Co.*	18,748,115
9,769	CECO Environmental Corp.	75,026
3,740	Deluxe Corp.	203,980
6,579	Exponent, Inc.	328,621

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6% - (continued)
	Commercial & Professional Services - 3.1% - (continued)
4,228	Franklin Covey Co.*	$70,777
5,352	GP Strategies Corp.*	134,389
6,887	Heritage Crystal Clean, Inc.*	73,002
1,732	Huron Consulting Group, Inc.*	102,881
6,276	On Assignment, Inc.*	282,106
384,980	TriNet Group, Inc.*	7,449,363
212,096	WageWorks, Inc.*	9,622,795

		37,091,055

	Consumer Durables & Apparel - 2.2%
4,936	Arctic Cat, Inc.	80,852
10,451	Crocs, Inc.*	107,018
5,702	G-III Apparel Group Ltd.*	252,370
13,178	Kate Spade & Co.*	234,173
3,349	M/I Homes, Inc.*	73,410
7,083	New Home Co., Inc.*	91,796
2,888	Oxford Industries, Inc.	184,312
3,011,380	Samsonite International S.A.	9,025,036
555,093	Steven Madden Ltd.*	16,774,910
6,884	Taylor Morrison Home Corp. Class A*	110,144
4,845	TopBuild Corp.*	149,081
12,427	Vince Holding Corp.*	56,916
4,782	Vista Outdoor, Inc.*	212,847

		27,352,865

	Consumer Services - 7.4%
17,100	Bloomin’ Brands, Inc.	288,819
3,531	Brinker International, Inc.	169,311
871	Buffalo Wild Wings, Inc.*	139,055
558,851	ClubCorp Holdings, Inc.	10,210,208
17,968	Del Frisco’s Restaurant Group, Inc.*	287,847
896,441	Diamond Resorts International, Inc.*	22,868,210
3,720	Dunkin’ Brands Group, Inc.	158,435
193,308	Jack in the Box, Inc.	14,828,657
16,647	La Quinta Holdings, Inc.*	226,566
3,635	Marcus Corp.	68,956
3,780	Marriott Vacations Worldwide Corp.	215,271
129,220	Panera Bread Co. Class A*	25,169,472
1,094	Red Robin Gourmet Burgers, Inc.*	67,543
4,333	Ruth’s Hospitality Group, Inc.	68,981
417,384	Texas Roadhouse, Inc.	14,929,826
6,924	Wingstop, Inc.*	157,936

		89,855,093

	Diversified Financials - 3.3%
4,369	Alaris Royalty Corp.	74,201
164,503	Evercore Partners, Inc. Class A	8,894,677
301,092	HFF, Inc. Class A	9,354,929
116,203	MarketAxess Holdings, Inc.	12,967,093
5,994	Regional Management Corp.*	92,727
519,521	WisdomTree Investments, Inc.	8,146,089

		39,529,716

	Energy - 2.0%
64,154	Abraxas Petroleum Corp.*	68,003
9,087	Aspen Aerogels, Inc.*	55,158
138,574	Diamondback Energy, Inc.*	9,270,601
4,964	Forum Energy Technologies, Inc.*	61,851
604,646	QEP Resources, Inc.	8,102,256
298,533	RSP Permian, Inc.*	7,281,220
6,138	Synergy Resources Corp.*	52,296

		24,891,385

The accompanying notes are an integral part of these financial statements.

129

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6% - (continued)
	Food & Staples Retailing - 0.1%
3,665	Casey’s General Stores, Inc.	$441,449
9,786	Natural Grocers by Vitamin Cottage, Inc.*	199,341
3,166	PriceSmart, Inc.	262,746

		903,536

	Food, Beverage & Tobacco - 1.0%
14,455	Freshpet, Inc.*	122,723
1,055,681	Greencore Group plc	5,507,951
538,498	Nomad Foods Ltd.*	6,354,276
4,110	Post Holdings, Inc.*	253,587
4,205	TreeHouse Foods, Inc.*	329,924

		12,568,461

	Health Care Equipment & Services - 9.7%
223,933	Acadia Healthcare Co., Inc.*	13,986,855
2,718	Aceto Corp.	73,332
6,692	Anika Therapeutics, Inc.*	255,367
580	Atrion Corp.	221,096
4,971	Cynosure, Inc. Class A*	222,055
145,159	DexCom, Inc.*	11,888,522
621,258	Endologix, Inc.*	6,150,454
4,015	Ensign Group, Inc.	90,859
424,847	Envision Healthcare Holdings, Inc.*	11,033,277
15,764	Globus Medical, Inc. Class A*	438,554
7,716	HealthSouth Corp.	268,594
121,785	HeartWare International, Inc.*	6,137,964
2,269	ICU Medical, Inc.*	255,898
596,725	Insulet Corp.*	22,562,172
291,167	LDR Holding Corp.*	7,311,203
111,366	LifePoint Health, Inc.*	8,174,264
2,691	LivaNova plc*	159,765
7,150	Omnicell, Inc.*	222,222
153,912	Team Health Holdings, Inc.*	6,755,198
4,126	U.S. Physical Therapy, Inc.	221,484
7,556	Vascular Solutions, Inc.*	259,851
709,907	Veeva Systems, Inc. Class A*	20,480,817
3,736	WellCare Health Plans, Inc.*	292,192

		117,461,995

	Insurance - 2.8%
4,966	AMERISAFE, Inc.	252,769
149,297	Assurant, Inc.	12,024,380
202,322	Assured Guaranty Ltd.	5,347,371
451,881	First American Financial Corp.	16,222,528
8,018	James River Group Holdings Ltd.	268,924

		34,115,972

	Materials - 5.5%
7,068	Boise Cascade Co.*	180,446
1,095,008	Graphic Packaging Holding Co.	14,048,953
1,135,320	Headwaters, Inc.*	19,152,848
791,602	KapStone Paper & Packaging Corp.	17,882,289
5,107	Myers Industries, Inc.	68,025
19,424	OMNOVA Solutions, Inc.*	119,069
6,991	Orion Engineered Carbons S.A.	88,087
1,149,487	Platform Specialty Products Corp.*	14,747,918
7,602	PolyOne Corp.	241,440
4,086	Silgan Holdings, Inc.	219,500

		66,748,575

	Media - 1.2%
411,563	IMAX Corp.*	14,626,949

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
11,878	Achillion Pharmaceuticals, Inc.*	$128,164
3,917	Acorda Therapeutics, Inc.*	167,569
288,065	Aerie Pharmaceuticals, Inc.*	7,014,383
91,113	Agios Pharmaceuticals, Inc.*	5,915,056
3,698	Albany Molecular Research, Inc.*	73,405
5,634	Alder Biopharmaceuticals, Inc.*	186,091
11,293	Amicus Therapeutics, Inc.*	109,542
125,329	Anacor Pharmaceuticals, Inc.*	14,158,417
254,616	Aratana Therapeutics, Inc.*	1,420,757
45,288	Arena Pharmaceuticals, Inc.*	86,047
724,005	BioCryst Pharmaceuticals, Inc.*	7,471,732
20,094	BioDelivery Sciences International, Inc.*	96,250
4,923	Cara Therapeutics, Inc.*	83,002
222,957	Cepheid*	8,144,619
6,734	Dicerna Pharmaceuticals, Inc.*	79,933
272,802	Five Prime Therapeutics, Inc.*	11,321,283
252,230	Flexion Therapeutics, Inc.*	4,860,472
173,367	Galapagos N.V. ADR*	10,901,317
3,670	Global Blood Therapeutics, Inc.*	118,651
6,764	GlycoMimetics, Inc.*	38,690
368,886	Intersect ENT, Inc.*	8,299,935
373,166	Ironwood Pharmaceuticals, Inc.*	4,324,994
5,065	KemPharm, Inc.*	100,591
5,500	Medicines Co.*	205,370
4,651	Neurocrine Biosciences, Inc.*	263,107
1,036,340	Novavax, Inc.*	8,694,893
3,349	Ophthotech Corp.*	262,997
224,471	Otonomy, Inc.*	6,229,070
4,382	PAREXEL International Corp.*	298,502
231,567	Portola Pharmaceuticals, Inc.*	11,914,122
204,231	PTC Therapeutics, Inc.*	6,617,084
891	Puma Biotechnology, Inc.*	69,854
179,317	Relypsa, Inc.*	5,081,844
179,065	TESARO, Inc.*	9,368,681
297,889	Tetraphase Pharmaceuticals, Inc.*	2,987,827
13,744	TherapeuticsMD, Inc.*	142,525
8,462	Trevena, Inc.*	88,851
116,211	Ultragenyx Pharmaceutical, Inc.*	13,036,550
14,209	XenoPort, Inc.*	78,008

		150,440,185

	Real Estate - 2.8%
10,773	Arbor Realty Trust, Inc. REIT	77,027
7,618	Armada Hoffler Properties, Inc. REIT	79,837
6,182	CareTrust, Inc. REIT	67,693
4,715	Coresite Realty Corp. REIT	267,435
3,831	Easterly Government Properties, Inc. REIT	65,817
565,808	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	10,705,087
709,668	Kennedy-Wilson Holdings, Inc. REIT	17,088,805
5,035	Medical Properties Trust, Inc. REIT	57,953
198,966	Pebblebrook Hotel Trust REIT	5,575,027
3,030	STAG Industrial, Inc. REIT	55,903
5,979	Summit Hotel Properties, Inc. REIT	71,449
12,865	Sunstone Hotel Investors, Inc. REIT	160,684

		34,272,717

	Retailing - 2.3%
5,016,400	Allstar Co.*(1)(2)	4,765,580
7,701	Burlington Stores, Inc.*	330,373
2,588	Core-Mark Holding Co., Inc.	212,061

The accompanying notes are an integral part of these financial statements.

130

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6% - (continued)
	Retailing - 2.3% - (continued)
9,171	DSW, Inc. Class A	$218,820
312,810	Five Below, Inc.*	10,041,201
156,367	HSN, Inc.	7,923,116
8,915	Party City Holdco, Inc.*	115,092
3,669	Shoe Carnival, Inc.	85,121
104,986	Tory Burch LLC*(1)(2)	5,555,846

		29,247,210

	Semiconductors & Semiconductor Equipment - 3.5%
448,064	Entegris, Inc.*	5,945,809
12,333	Exar Corp.*	75,601
127,549	First Solar, Inc.*	8,416,958
2,176	Inphi Corp.*	58,796
9,819	Integrated Device Technology, Inc.*	258,731
424,985	Mellanox Technologies Ltd.*	17,908,868
6,085	MKS Instruments, Inc.	219,060
5,315	SunEdison Semiconductor Ltd.*	41,670
311,516	SunPower Corp.*	9,348,595

		42,274,088

	Software & Services - 15.7%
190,094	Apigee Corp.*	1,526,455
4,764	Aspen Technology, Inc.*	179,889
113,355	Atlassian Corp. plc Class A*	3,409,718
1,793	CACI International, Inc. Class A*	166,354
9,806	Cardtronics, Inc.*	329,972
3,735	Cass Information Systems, Inc.	192,203
216,152	comScore, Inc.*	8,894,655
2,336	Constant Contact, Inc.*	68,305
132,828	CoStar Group, Inc.*	27,454,219
2,385	CSG Systems International, Inc.	85,812
40,031	Demandware, Inc.*	2,160,473
8,702	Envestnet, Inc.*	259,755
3,348	EPAM Systems, Inc.*	263,220
23,974	Everi Holdings, Inc.*	105,246
11,544	Everyday Health, Inc.*	69,495
8,318	Exlservice Holdings, Inc.*	373,728
171,739	Fair Isaac Corp.	16,174,379
16,554	Five9, Inc.*	144,020
86,598	Fleetmatics Group plc*	4,398,312
192,804	Guidewire Software, Inc.*	11,599,089
118,948	Heartland Payment Systems, Inc.	11,278,649
217,461	HubSpot, Inc.*	12,245,229
4,724	j2 Global, Inc.	388,880
3,669	Manhattan Associates, Inc.*	242,778
11,332	Marchex, Inc. Class B	44,081
3,596	Marketo, Inc.*	103,241
210,910	MAXIMUS, Inc.	11,863,687
4,192	Paycom Software, Inc.*	157,745
4,758	Perficient, Inc.*	81,457
4,723	PTC, Inc.*	163,557
3,242	Q2 Holdings, Inc.*	85,492
7,847	Sapiens International Corp. N.V.	80,039
4,446	Silver Spring Networks, Inc.*	64,067
53,800	Tableau Software, Inc. Class A*	5,069,036
11,767	Tangoe, Inc.*	98,725
1,069,389	Telogis, Inc.*(1)(2)	2,021,145
8,640	Textura Corp.*	186,451
102,554	Tyler Technologies, Inc.*	17,877,213
73,026	Verint Systems, Inc.*	2,961,935
201,093	Virtusa Corp.*	8,313,185
4,646	WebMD Health Corp.*	224,402

Shares or Principal Amount		Market Value†
COMMON STOCKS - 91.6% - (continued)
	Software & Services - 15.7% - (continued)
117,649	WEX, Inc.*	$10,400,172
517,226	WNS Holdings Ltd. ADR*	16,132,279
93,351	Zendesk, Inc.*	2,468,200
133,014	Zillow Group, Inc. Class A*	3,463,685
307,201	Zillow Group, Inc. Class C*	7,213,079

		191,083,708

	Technology Hardware & Equipment - 2.0%
5,287	Applied Optoelectronics, Inc.*	90,725
170,463	Arista Networks, Inc.*	13,268,840
3,678	CalAmp Corp.*	73,302
4,321	CDW Corp. of Delaware	181,655
160,765	Ciena Corp.*	3,326,228
4,765	Control4 Corp.*	34,641
2,781	ePlus, Inc.*	259,356
3,211	Fabrinet*	76,486
2,462	FEI Co.	196,443
11,526	Mitel Networks Corp.*	88,635
8,484	NetScout Systems, Inc.*	260,459
4,985	Newport Corp.*	79,112
180,624	ParkerVision, Inc.*	41,995
222,292	Pure Storage, Inc. Class A*	3,461,086
197,006	Pure Storage, Inc. Class B*(1)(2)	2,905,494
3,079	Radware Ltd.*	47,232
2,924	Rogers Corp.*	150,791

		24,542,480

	Telecommunication Services - 0.0%
18,398	Vonage Holdings Corp.*	105,605

	Transportation - 3.0%
14,823	Celadon Group, Inc.	146,599
500,962	Knight Transportation, Inc.	12,138,309
306,968	Landstar System, Inc.	18,003,673
5,095	Marten Transport Ltd.	90,182
2,306	Park-Ohio Holdings Corp.	84,815
8,164	Swift Transportation Co.*	112,827
215,645	XPO Logistics, Inc.*	5,876,326

		36,452,731

	Utilities - 0.0%
972	ALLETE, Inc.	49,407
4,560	Pattern Energy Group, Inc.	95,350
3,110	Spark Energy, Inc. Class A	64,439

		209,196

	Total Common Stocks (cost $1,127,906,580)	$1,115,062,156

EXCHANGE TRADED FUNDS - 1.5%
	Other Investment Pools & Funds - 1.5%
126,871	iShares Russell 2000 Growth ETF	$17,687,086

	Total Exchange Traded Funds (cost $17,739,636)	$17,687,086

PREFERRED STOCKS - 3.0%
	Consumer Services - 0.2%
277,018	DraftKings, Inc. Series D(1)(2)	$867,067
252,844	DraftKings, Inc. Series D-1(1)(2)	1,024,018

		1,891,085

The accompanying notes are an integral part of these financial statements.

131

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 3.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,420	Sancilio & Co., Inc.(1)(2)	$604,427

	Retailing - 0.3%
74,004	Honest Co.(1)(2)	3,354,601

	Software & Services - 2.3%
169,989	Cloudera, Inc.(1)(2)	4,367,017
410,300	MarkLogic Corp. Series F(1)(2)	4,788,201
206,888	Nutanix, Inc.(1)(2)	3,380,550
1,456,330	Telogis, Inc.(1)(2)	6,422,415
157,023	Veracode, Inc.(1)(2)	4,261,604
1,026,132	Zuora, Inc. Series F(1)(2)	4,248,187

		27,467,974

	Telecommunication Services - 0.2%
6,478	DocuSign, Inc. Series B(1)(2)	123,600
1,940	DocuSign, Inc. Series B-1(1)(2)	37,015
4,655	DocuSign, Inc. Series D(1)(2)	88,817
120,393	DocuSign, Inc. Series E(1)(2)	2,297,099
21,928	DocuSign, Inc. Series F(1)(2)	418,386

		2,964,917

	Total Preferred Stocks (cost $29,352,413)	$36,283,004

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Capital Goods - 0.0%
1,262	William Lyon Homes, Inc., 6.50%	$111,763

	Total Convertible Preferred Stocks (cost $124,261)	$111,763

	Total Long-Term Investments (cost $1,175,122,890)	$1,169,144,009

SHORT-TERM INVESTMENTS - 4.1%
	Other Investment Pools & Funds - 4.1%
49,714,858	BlackRock Liquidity Funds TempFund Portfolio	$49,714,858

	Total Short-Term Investments (cost $49,714,858)	$49,714,858

Total Investments (cost $1,224,837,748)^	100.2%	$1,218,858,867
Other Assets and Liabilities	(0.2)%	(2,580,541)

Total Net Assets	100.0%	$1,216,278,326

The accompanying notes are an integral part of these financial statements.

132

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,237,428,182 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$112,445,949
Unrealized Depreciation	(131,015,264)

Net Unrealized Depreciation	$(18,569,315)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of these securities was $51,531,069, which represents 4.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	5,016,400	Allstar Co.	$2,182,228
02/2014	169,989	Cloudera, Inc. Preferred	2,475,040
02/2014	6,478	DocuSign, Inc. Series B Preferred	85,072
02/2014	1,940	DocuSign, Inc. Series B-1 Preferred	25,477
02/2014	4,655	DocuSign, Inc. Series D Preferred	61,131
02/2014	120,393	DocuSign, Inc. Series E Preferred	1,581,049
04/2015	21,928	DocuSign, Inc. Series F Preferred	418,673
08/2015	277,018	DraftKings, Inc. Series D Preferred	1,491,990
08/2015	252,844	DraftKings, Inc. Series D-1 Preferred	1,938,153
08/2015	74,004	Honest Co. Preferred	3,386,053
04/2015	410,300	MarkLogic Corp. Series F Preferred	4,765,306
08/2014	206,888	Nutanix, Inc. Preferred	2,771,575
04/2014	197,006	Pure Storage, Inc. Class B	3,098,097
07/2015	92,420	Sancilio & Co., Inc. Preferred	349,066
09/2013	1,069,389	Telogis, Inc.	2,118,567
09/2013	1,456,330	Telogis, Inc. Preferred	3,205,674
11/2013	104,986	Tory Burch LLC	8,228,416
08/2014	157,023	Veracode, Inc. Preferred	2,899,571
01/2015	1,026,132	Zuora, Inc. Series F Preferred	3,898,583

			$44,979,721

At December 31, 2015, the aggregate value of these securities was $51,531,069, which represents 4.2% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

133

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$346,461	$346,461	$—	$—
Banks	59,512,702	59,512,702	—	—
Capital Goods	81,429,471	81,429,471	—	—
Commercial & Professional Services	37,091,055	37,091,055	—	—
Consumer Durables & Apparel	27,352,865	18,327,829	9,025,036	—
Consumer Services	89,855,093	89,855,093	—	—
Diversified Financials	39,529,716	39,529,716	—	—
Energy	24,891,385	24,891,385	—	—
Food & Staples Retailing	903,536	903,536	—	—
Food, Beverage & Tobacco	12,568,461	7,060,510	5,507,951	—
Health Care Equipment & Services	117,461,995	117,461,995	—	—
Insurance	34,115,972	34,115,972	—	—
Materials	66,748,575	66,748,575	—	—
Media	14,626,949	14,626,949	—	—
Pharmaceuticals, Biotechnology & Life Sciences	150,440,185	150,440,185	—	—
Real Estate	34,272,717	34,272,717	—	—
Retailing	29,247,210	18,925,784	—	10,321,426
Semiconductors & Semiconductor Equipment	42,274,088	42,274,088	—	—
Software & Services	191,083,708	189,062,563	—	2,021,145
Technology Hardware & Equipment	24,542,480	21,636,986	—	2,905,494
Telecommunication Services	105,605	105,605	—	—
Transportation	36,452,731	36,452,731	—	—
Utilities	209,196	209,196	—	—
Exchange Traded Funds	17,687,086	17,687,086	—	—
Preferred Stocks	36,283,004	—	—	36,283,004
Convertible Preferred Stocks	111,763	111,763	—	—
Short-Term Investments	49,714,858	49,714,858	—	—

Total	$1,218,858,867	$1,152,794,811	$14,532,987	$51,531,069

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$42,110,830	$26,618,705	$68,729,535
Purchases	3,098,097	16,247,825	19,345,922
Sales	(14,063,534)	(7,503,255)	(21,566,789)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	8,790,109	—	8,790,109
Net change in unrealized appreciation/depreciation	(24,687,437)	919,729	(23,767,708)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$15,248,065	$36,283,004	$51,531,069

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $1,376,595.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

134

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1%
	Automobiles & Components - 1.6%
7,510	Cooper Tire & Rubber Co.	$284,254
24,241	Goodyear Tire & Rubber Co.	791,953
4,261	Visteon Corp.*	487,885

		1,564,092

	Banks - 7.4%
23,200	Banc of California, Inc.	339,184
12,700	Banco Latinoamericano de Comercio Exterior S.A. ADR	329,311
8,463	Berkshire Hills Bancorp, Inc.	246,358
9,056	BofI Holding, Inc.*	190,629
14,800	Central Pacific Financial Corp.	325,896
18,400	Customers Bancorp, Inc.*	500,848
21,600	Fidelity Southern Corp.	481,896
45,763	Fifth Third Bancorp	919,836
5,105	First NBC Bank Holding Co.*	190,876
16,500	Flagstar Bancorp, Inc.*	381,315
6,384	Great Western Bancorp, Inc.	185,264
15,349	HomeStreet, Inc.*	333,227
21,500	Huntington Bancshares, Inc.	237,790
26,154	KeyCorp	344,971
3,153	LendingTree, Inc.*	281,500
7,903	MainSource Financial Group, Inc.	180,821
33,100	MGIC Investment Corp.*	292,273
26,198	Popular, Inc.	742,451
21,840	Walker & Dunlop, Inc.*	629,210

		7,133,656

	Capital Goods - 8.7%
4,930	Acuity Brands, Inc.	1,152,634
17,100	Aerojet Rocketdyne Holdings, Inc.*	267,786
13,376	AGCO Corp.	607,137
3,217	Alamo Group, Inc.	167,606
9,300	American Woodmark Corp.*	743,814
10,500	Argan, Inc.	340,200
19,007	BWX Technologies, Inc.	603,852
6,236	Comfort Systems USA, Inc.	177,227
9,600	Continental Building Products, Inc.*	167,616
5,540	Dycom Industries, Inc.*	387,578
6,400	Encore Wire Corp.	237,376
16,617	General Cable Corp.	223,166
3,800	Huntington Ingalls Industries, Inc.	482,030
4,300	Hyster-Yale Materials Handling, Inc.	225,535
27,871	KBR, Inc.	471,577
11,200	LB Foster Co. Class A	152,992
3,914	Lennox International, Inc.	488,859
3,028	Lydall, Inc.*	107,433
48,800	Meritor, Inc.*	407,480
9,993	Spirit Aerosystems Holdings, Inc. Class A*	500,350
17,387	Taser International, Inc.*	300,621
2,485	Triumph Group, Inc.	98,779

		8,311,648

	Commercial & Professional Services - 4.1%
6,100	CEB, Inc.	374,479
7,700	Deluxe Corp.	419,958
6,100	Essendant, Inc.	198,311
11,664	Herman Miller, Inc.	334,757
3,055	Insperity, Inc.	147,098
15,100	Interface, Inc.	289,014
19,500	Kimball International, Inc. Class B	190,515
13,021	Korn/Ferry International	432,037

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Commercial & Professional Services - 4.1% - (continued)
24,100	Pitney Bowes, Inc.	$497,665
12,100	Quad/Graphics, Inc.	112,530
25,700	R.R. Donnelley & Sons Co.	378,304
19,100	RPX Corp.*	210,100
3,400	UniFirst Corp.	354,280

		3,939,048

	Consumer Durables & Apparel - 3.9%
7,200	Bassett Furniture Industries, Inc.	180,576
5,497	Carter’s, Inc.	489,398
5,097	CSS Industries, Inc.	144,653
8,286	Helen of Troy Ltd.*	780,956
8,899	Movado Group, Inc.	228,793
23,600	Nautilus, Inc.*	394,592
3,212	Oxford Industries, Inc.	204,990
4,697	Polaris Industries, Inc.	403,707
11,090	Smith & Wesson Holding Corp.*	243,758
4,000	Sturm Ruger & Co., Inc.	238,440
6,080	Tempur Sealy International, Inc.*	428,397

		3,738,260

	Consumer Services - 3.8%
8,500	American Public Education, Inc.*	158,185
14,328	Apollo Education Group, Inc.*	109,896
6,901	Brinker International, Inc.	330,903
4,984	Capella Education Co.	230,360
6,582	Chuy’s Holdings, Inc.*	206,280
10,420	Domino’s Pizza, Inc.	1,159,225
5,521	Grand Canyon Education, Inc.*	221,502
5,708	International Speedway Corp. Class A	192,474
16,896	LifeLock, Inc.*	242,458
5,390	Papa John’s International, Inc.	301,139
7,900	Pinnacle Entertainment, Inc.*	245,848
4,540	Strayer Education, Inc.*	272,945

		3,671,215

	Diversified Financials - 1.4%
108,941	Apollo Investment Corp.	568,672
18,700	Arlington Asset Investment Corp. Class A	247,401
23,195	Ezcorp, Inc. Class A*	115,743
11,090	Nelnet, Inc. Class A	372,291

		1,304,107

	Energy - 3.4%
6,500	CVR Energy, Inc.	255,775
16,367	Noble Corp. plc	172,672
17,800	Nordic American Tankers Ltd.	276,612
15,343	Oil States International, Inc.*	418,097
8,064	Par Pacific Holdings, Inc.*	189,827
33,661	Pioneer Energy Services Corp.*	73,044
2,400	REX American Resources Corp.*	129,768
26,052	Superior Energy Services, Inc.	350,920
15,050	Valero Energy Corp.	1,064,185
9,780	Western Refining, Inc.	348,364

		3,279,264

	Food, Beverage & Tobacco - 1.6%
16,672	Dean Foods Co.	285,925
31,200	Pilgrim’s Pride Corp.	689,208
2,928	Sanderson Farms, Inc.	226,979
6,267	Universal Corp.	351,453

		1,553,565

The accompanying notes are an integral part of these financial statements.

135

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Health Care Equipment & Services - 2.8%
3,265	ABIOMED, Inc.*	$294,764
12,400	Centene Corp.*	816,044
18,700	InVivo Therapeutics Holdings Corp.*	134,640
6,309	Masimo Corp.*	261,887
2,900	Molina Healthcare, Inc.*	174,377
44,212	Quality Systems, Inc.	712,697
10,537	Triple-S Management Corp., Class B*	251,940

		2,646,349

	Household & Personal Products - 1.0%
5,600	Herbalife Ltd.*	300,272
5,513	Medifast, Inc.	167,485
3,500	Usana Health Sciences, Inc.*	447,125

		914,882

	Insurance - 5.2%
9,688	Ambac Financial Group, Inc.*	136,504
5,159	AmTrust Financial Services, Inc.	317,691
3,987	Aspen Insurance Holdings Ltd.	192,572
7,400	Assurant, Inc.	595,996
8,898	Assured Guaranty Ltd.	235,174
18,000	Endurance Specialty Holdings Ltd.	1,151,820
5,594	Everest Re Group Ltd.	1,024,205
3,900	FBL Financial Group Class A	248,196
23,936	Greenlight Capital Re Ltd. Class A*	447,843
3,290	Reinsurance Group of America, Inc.	281,460
7,500	Validus Holdings Ltd.	347,175

		4,978,636

	Materials - 5.5%
7,232	Berry Plastics Group, Inc.*	261,654
7,012	Chemtura Corp.*	191,217
9,696	Clearwater Paper Corp.*	441,459
11,800	Domtar Corp.	436,010
10,180	Innospec, Inc.	552,876
4,000	Kaiser Aluminum Corp.	334,640
32,700	Rayonier Advanced Materials, Inc.	320,133
4,900	Reliance Steel & Aluminum Co.	283,759
30,600	Resolute Forest Products, Inc.*	231,642
13,275	Schnitzer Steel Industries, Inc. Class A	190,761
6,100	Schweitzer-Mauduit International, Inc.	256,139
27,718	Sealed Air Corp.	1,236,223
10,700	Steel Dynamics, Inc.	191,209
7,881	Stepan Co.	391,607

		5,319,329

	Media - 0.7%
17,038	MSG Networks, Inc. Class A*	354,390
20,100	World Wrestling Entertainment, Inc. Class A	358,584

		712,974

	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
1,999	Anacor Pharmaceuticals, Inc.*	225,827
5,600	Bio-Rad Laboratories, Inc. Class A*	776,496
4,257	BioSpecifics Technologies Corp.*	182,923
9,200	Cambrex Corp.*	433,228
17,146	Cytokinetics, Inc.*	179,347
5,146	Emergent Biosolutions, Inc.*	205,892
61,891	Geron Corp.*	299,552
14,599	Halozyme Therapeutics, Inc.*	253,001
10,533	ImmunoGen, Inc.*	142,933
8,684	Insys Therapeutics, Inc.*	248,623

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.5% - (continued)
6,192	Medivation, Inc.*	$299,321
1,184	Mettler-Toledo International, Inc.*	401,530
7,565	Myriad Genetics, Inc.*	326,505
2,976	PAREXEL International Corp.*	202,725
98,244	PDL Biopharma, Inc.	347,784
29,808	Pozen, Inc.*	203,589
9,269	Prestige Brands Holdings, Inc.*	477,168
11,123	Quintiles Transnational Holdings, Inc.*	763,705
24,900	Sciclone Pharmaceuticals, Inc.*	229,080
35,245	Spectrum Pharmaceuticals, Inc.*	212,527
16,200	Sucampo Pharmaceuticals, Inc. Class A*	280,098
14,374	Supernus Pharmaceuticals, Inc.*	193,187
6,800	United Therapeutics Corp.*	1,064,948
24,923	ZIOPHARM Oncology, Inc.*	207,110

		8,157,099

	Real Estate - 12.5%
14,900	AG Mortgage Investment Trust, Inc. REIT	191,316
15,437	Altisource Residential Corp. REIT	191,573
34,920	American Capital Mortgage Investment Corp. REIT	487,483
14,129	Apollo Commercial Real Estate Finance, Inc. REIT	243,443
9,697	ARMOUR Residential, Inc. REIT	211,007
55,800	Brandywine Realty Trust REIT	762,228
12,700	Brixmor Property Group, Inc. REIT	327,914
64,200	Capstead Mortgage Corp. REIT	561,108
18,153	CBL & Associates Properties, Inc. REIT	224,553
19,554	Chimera Investment Corp. REIT	266,716
9,938	Colony Capital, Inc. Class A, REIT	193,592
14,500	Colony Starwood Homes REIT	328,280
26,328	CYS Investments, Inc. REIT	187,719
11,520	DDR Corp. REIT	193,997
71,900	Gramercy Property Trust REIT	555,068
29,375	Hatteras Financial Corp. REIT	386,281
8,100	Hospitality Properties Trust REIT	211,815
15,317	Invesco Mortgage Capital, Inc. REIT	189,778
6,260	Jones Lang LaSalle, Inc.	1,000,724
26,900	Ladder Capital Corp. REIT	334,098
54,038	Mack-Cali Realty Corp. REIT	1,261,787
7,900	Marcus & Millichap, Inc. REIT*	230,206
28,370	MFA Financial, Inc. REIT	187,242
20,050	New Residential Investment Corp. REIT	243,808
31,160	New York Mortgage Trust, Inc. REIT	166,083
24,120	PennyMac Mortgage Investment Trust REIT	368,071
7,416	Piedmont Office Realty Trust, Inc. Class A, REIT	140,014
28,151	Redwood Trust, Inc. REIT	371,593
25,025	Resource Capital Corp. REIT	319,319
599	RMR Group, Inc. REIT*	8,632
26,297	Select Income REIT	521,206
14,600	Starwood Property Trust, Inc. REIT	300,176
47,300	Two Harbors Investment Corp. REIT	383,130
16,400	Western Asset Mortgage Capital Corp. REIT	167,608
20,673	WP Glimcher, Inc. REIT	219,340

		11,936,908

	Retailing - 5.1%
21,824	American Eagle Outfitters, Inc.	338,272
9,600	Big Lots, Inc.	369,984
12,100	Buckle, Inc.	372,438
7,438	Caleres, Inc.	199,487
11,045	Express, Inc.*	190,858

The accompanying notes are an integral part of these financial statements.

136

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Retailing - 5.1% - (continued)
13,690	Foot Locker, Inc.	$891,082
11,821	Francescas Holding Corp.*	205,804
6,751	Hibbett Sports, Inc.*	204,150
35,082	JC Penney Co., Inc.*	233,646
25,374	Nutrisystem, Inc.	549,093
5,000	Outerwall, Inc.	182,700
24,900	Overstock.com, Inc.*	305,772
14,200	Select Comfort Corp.*	304,022
16,373	Tile Shop Holdings, Inc.*	268,517
5,398	Wayfair, Inc. Class A*	257,053

		4,872,878

	Semiconductors & Semiconductor Equipment - 1.9%
9,200	Advanced Energy Industries, Inc.*	259,716
4,700	Ambarella, Inc.*	261,978
15,600	Integrated Device Technology, Inc.*	411,060
13,969	Marvell Technology Group Ltd.	123,206
8,020	Skyworks Solutions, Inc.	616,177
6,000	Tessera Technologies, Inc.	180,060

		1,852,197

	Software & Services - 8.4%
14,460	Amdocs Ltd.	789,082
17,530	Aspen Technology, Inc.*	661,933
25,600	Convergys Corp.	637,184
1,090	DST Systems, Inc.	124,326
4,600	Ellie Mae, Inc.*	277,058
8,814	Fleetmatics Group plc*	447,663
9,780	Gigamon, Inc.*	259,855
9,196	Global Payments, Inc.	593,234
3,919	Global Sources Ltd.*	30,568
5,936	Imperva, Inc.*	375,808
3,700	Luxoft Holding, Inc.*	285,381
9,642	Manhattan Associates, Inc.*	638,011
35,903	Mentor Graphics Corp.	661,333
6,368	Paycom Software, Inc.*	239,628
2,771	Stamps.com, Inc.*	303,729
13,913	Synopsys, Inc.*	634,572
4,965	Vantiv, Inc. Class A*	235,440
6,238	Verint Systems, Inc.*	253,013
9,000	Web.com Group, Inc.*	180,090
19,074	Wix.com Ltd.*	433,934

		8,061,842

	Technology Hardware & Equipment - 4.1%
13,489	Alliance Fiber Optic Products, Inc.	204,493
3,034	Arista Networks, Inc.*	236,167
12,789	Avnet, Inc.	547,881
9,424	AVX Corp.	114,407
64,735	Brocade Communications Systems, Inc.	594,267
12,100	Ciena Corp.*	250,349
7,391	Insight Enterprises, Inc.*	185,662
4,701	Palo Alto Networks, Inc.*	828,034
12,308	Sanmina Corp.*	253,299
2,082	SYNNEX Corp.	187,234
4,050	Tech Data Corp.*	268,839
4,236	Universal Display Corp.*	230,608

		3,901,240

	Telecommunication Services - 1.0%
18,100	Inteliquent, Inc.	321,637
17,796	Telephone & Data Systems, Inc.	460,739

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.1% - (continued)
	Telecommunication Services - 1.0% - (continued)
4,725	United States Cellular Corp.*	$192,827

		975,203

	Transportation - 2.2%
17,758	Alaska Air Group, Inc.	1,429,697
1,067	Allegiant Travel Co.	179,075
7,225	Hawaiian Holdings, Inc.*	255,259
11,005	JetBlue Airways Corp.*	249,263

		2,113,294

	Utilities - 4.3%
58,048	Atlantic Power Corp.	114,355
3,984	Chesapeake Utilities Corp.	226,092
34,107	Great Plains Energy, Inc.	931,462
15,350	National Fuel Gas Co.	656,212
18,595	Pinnacle West Capital Corp.	1,199,006
5,953	UGI Corp.	200,973
18,881	Westar Energy, Inc.	800,743

		4,128,843

	Total Common Stocks (cost $90,643,583)	$95,066,529

	Total Long-Term Investments (cost $90,643,583)	$95,066,529

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
641,182	Federated Prime Obligations Fund	$641,182

	Total Short-Term Investments (cost $641,182)	$641,182

Total Investments (cost $91,284,765)^	99.8%	$95,707,711
Other Assets and Liabilities	0.2%	172,179

Total Net Assets	100.0%	$95,879,890

The accompanying notes are an integral part of these financial statements.

137

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $91,249,335 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$13,209,559
Unrealized Depreciation	(8,751,183)

Net Unrealized Appreciation	$4,458,376

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

138

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$1,564,092	$1,564,092	$—	$—
Banks	7,133,656	7,133,656	—	—
Capital Goods	8,311,648	8,311,648	—	—
Commercial & Professional Services	3,939,048	3,939,048	—	—
Consumer Durables & Apparel	3,738,260	3,738,260	—	—
Consumer Services	3,671,215	3,671,215	—	—
Diversified Financials	1,304,107	1,304,107	—	—
Energy	3,279,264	3,279,264	—	—
Food, Beverage & Tobacco	1,553,565	1,553,565	—	—
Health Care Equipment & Services	2,646,349	2,646,349	—	—
Household & Personal Products	914,882	914,882	—	—
Insurance	4,978,636	4,978,636	—	—
Materials	5,319,329	5,319,329	—	—
Media	712,974	712,974	—	—
Pharmaceuticals, Biotechnology & Life Sciences	8,157,099	8,157,099	—	—
Real Estate	11,936,908	11,936,908	—	—
Retailing	4,872,878	4,872,878	—	—
Semiconductors & Semiconductor Equipment	1,852,197	1,852,197	—	—
Software & Services	8,061,842	8,061,842	—	—
Technology Hardware & Equipment	3,901,240	3,901,240	—	—
Telecommunication Services	975,203	975,203	—	—
Transportation	2,113,294	2,113,294	—	—
Utilities	4,128,843	4,128,843	—	—
Short-Term Investments	641,182	641,182	—	—

Total	$95,707,711	$95,707,711	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

139

Hartford SmallCap Growth HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1%
	Automobiles & Components - 0.9%
34,230	American Axle & Manufacturing Holdings, Inc.*	$648,316
42,287	Cooper Tire & Rubber Co.	1,600,563
179,678	Tenneco, Inc.*	8,249,017

		10,497,896

	Banks - 3.5%
59,607	BofI Holding, Inc.*	1,254,728
345,253	EverBank Financial Corp.	5,517,143
123,970	FCB Financial Holdings, Inc. Class A*	4,436,886
280,467	First Merchants Corp.	7,129,471
100,383	Flushing Financial Corp.	2,172,288
146,965	Great Western Bancorp, Inc.	4,264,924
13,638	HomeStreet, Inc.*	296,081
9,442	LendingTree, Inc.*	842,982
692,662	MGIC Investment Corp.*	6,116,206
107,171	Sandy Spring Bancorp, Inc.	2,889,330
216,260	Sterling Bancorp	3,507,737
28,799	Walker & Dunlop, Inc.*	829,699

		39,257,475

	Capital Goods - 6.9%
224,200	AAON, Inc.	5,205,924
16,000	Aegion Corp.*	308,960
64,154	Aerojet Rocketdyne Holdings, Inc.*	1,004,652
194,328	Altra Industrial Motion Corp.	4,873,746
14,530	American Woodmark Corp.*	1,162,109
20,142	Argan, Inc.	652,601
144,778	Astronics Corp.*	5,893,912
137,146	AZZ, Inc.	7,621,203
26,622	Comfort Systems USA, Inc.	756,597
22,000	Continental Building Products, Inc.*	384,120
11,800	Douglas Dynamics, Inc.	248,626
12,600	DXP Enterprises, Inc.*	287,280
15,819	Dycom Industries, Inc.*	1,106,697
14,639	Encore Wire Corp.	542,961
53,369	Esterline Technologies Corp.*	4,322,889
16,800	FreightCar America, Inc.	326,424
202,795	Generac Holdings, Inc.*	6,037,207
46,901	General Cable Corp.	629,881
27,002	Global Brass & Copper Holdings, Inc.	575,143
167,080	Heico Corp. Class A	8,220,336
23,189	Hyster-Yale Materials Handling, Inc.	1,216,263
62,676	Lennox International, Inc.	7,828,233
12,500	Lydall, Inc.*	443,500
120,224	Meritor, Inc.*	1,003,870
13,782	Moog, Inc. Class A*	835,189
8,376	Patrick Industries, Inc.*	364,356
73,510	Taser International, Inc.*	1,270,988
63,782	Teledyne Technologies, Inc.*	5,657,463
102,512	Toro Co.	7,490,552
79,543	Wabash National Corp.*	940,994

		77,212,676

	Commercial & Professional Services - 3.8%
18,113	Brink’s Co.	522,741
23,860	CEB, Inc.	1,464,765
139,326	Deluxe Corp.	7,598,840
190,504	Exponent, Inc.	9,515,675
154,959	GP Strategies Corp.*	3,891,021
54,694	Herman Miller, Inc.	1,569,718
13,903	Insperity, Inc.	669,430
43,630	Interface, Inc.	835,078

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Commercial & Professional Services - 3.8% - (continued)
25,119	Korn/Ferry International	$833,448
6,003	Multi-Color Corp.	359,039
183,181	On Assignment, Inc.*	8,233,986
60,523	RPX Corp.*	665,753
9,669	UniFirst Corp.	1,007,510
113,796	WageWorks, Inc.*	5,162,925

		42,329,929

	Consumer Durables & Apparel - 4.5%
142,933	Arctic Cat, Inc.	2,341,243
161,403	G-III Apparel Group Ltd.*	7,143,697
19,064	Helen of Troy Ltd.*	1,796,782
381,567	Kate Spade & Co.*	6,780,446
18,879	Movado Group, Inc.	485,379
47,273	Nautilus, Inc.*	790,405
101,601	Oxford Industries, Inc.	6,484,176
1,610	Polaris Industries, Inc.	138,379
67,327	Smith & Wesson Holding Corp.*	1,479,847
250,827	Steven Madden Ltd.*	7,579,992
16,781	Sturm Ruger & Co., Inc.	1,000,315
188,600	Taylor Morrison Home Corp. Class A*	3,017,600
141,520	TopBuild Corp.*	4,354,570
295,823	Vince Holding Corp.*	1,354,869
140,233	Vista Outdoor, Inc.*	6,241,771

		50,989,471

	Consumer Services - 5.1%
13,300	American Public Education, Inc.*	247,513
8,565	BJ’s Restaurants, Inc.*	372,320
495,130	Bloomin’ Brands, Inc.	8,362,746
30,811	Boyd Gaming Corp.*	612,215
102,240	Brinker International, Inc.	4,902,408
20,457	Buffalo Wild Wings, Inc.*	3,265,960
23,248	Capella Education Co.	1,074,523
26,101	Chuy’s Holdings, Inc.*	818,005
337,070	Del Frisco’s Restaurant Group, Inc.*	5,399,861
15,140	Domino’s Pizza, Inc.	1,684,325
108,640	Dunkin’ Brands Group, Inc.	4,626,978
42,142	Grand Canyon Education, Inc.*	1,690,737
43,896	Isle of Capri Casinos, Inc.*	611,471
482,228	La Quinta Holdings, Inc.*	6,563,123
72,137	LifeLock, Inc.*	1,035,166
119,019	Marriott Vacations Worldwide Corp.	6,778,132
32,172	Papa John’s International, Inc.	1,797,450
63,713	Pinnacle Entertainment, Inc.*	1,982,748
21,809	Sonic Corp.	704,649
13,789	Strayer Education, Inc.*	828,995
193,040	Wingstop, Inc.*	4,403,242

		57,762,567

	Diversified Financials - 1.8%
68,300	Cowen Group, Inc. Class A*	261,589
111,783	Evercore Partners, Inc. Class A	6,044,107
192,417	HFF, Inc. Class A	5,978,396
49,921	KCG Holdings, Inc. Class A*	614,528
50,187	MarketAxess Holdings, Inc.	5,600,367
78,144	WisdomTree Investments, Inc.	1,225,298

		19,724,285

	Energy - 1.2%
53,472	Alon USA Energy, Inc.	793,524
23,086	CVR Energy, Inc.	908,434

The accompanying notes are an integral part of these financial statements.

140

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Energy - 1.2% - (continued)
135,982	Forum Energy Technologies, Inc.*	$1,694,336
11,737	Matrix Service Co.*	241,078
48,858	Pioneer Energy Services Corp.*	106,022
14,415	REX American Resources Corp.*	779,419
304,779	RSP Permian, Inc.*	7,433,560
38,259	Western Refining, Inc.	1,362,786

		13,319,159

	Food & Staples Retailing - 2.4%
106,114	Casey’s General Stores, Inc.	12,781,431
16,078	Fresh Market, Inc.*	376,547
10,908	Ingles Markets, Inc. Class A	480,825
276,776	Natural Grocers by Vitamin Cottage, Inc.*	5,637,927
89,539	PriceSmart, Inc.	7,430,841

		26,707,571

	Food, Beverage & Tobacco - 1.9%
22,400	Cal-Maine Foods, Inc.	1,038,016
66,541	Dean Foods Co.	1,141,178
69,591	Pilgrim’s Pride Corp.	1,537,265
116,233	Post Holdings, Inc.*	7,171,576
13,700	Sanderson Farms, Inc.	1,062,024
121,745	TreeHouse Foods, Inc.*	9,552,113

		21,502,172

	Health Care Equipment & Services - 10.2%
17,797	ABIOMED, Inc.*	1,606,713
82,855	Acadia Healthcare Co., Inc.*	5,175,123
6,000	Amedisys, Inc.*	235,920
34,400	AMN Healthcare Services, Inc.*	1,068,120
16,705	Amsurg Corp.*	1,269,580
139,010	Anika Therapeutics, Inc.*	5,304,622
16,794	Atrion Corp.	6,401,873
27,422	Centene Corp.*	1,804,642
140,600	Cynosure, Inc. Class A*	6,280,602
65,807	DexCom, Inc.*	5,389,593
43,128	Ensign Group, Inc.	975,987
375,504	Globus Medical, Inc. Class A*	10,446,521
40,155	HealthEquity, Inc.*	1,006,686
223,410	HealthSouth Corp.	7,776,902
33,229	HeartWare International, Inc.*	1,674,742
75,451	ICU Medical, Inc.*	8,509,364
38,530	InVivo Therapeutics Holdings Corp.*	277,416
77,931	LivaNova plc*	4,626,764
12,500	Magellan Health, Inc.*	770,750
41,787	Masimo Corp.*	1,734,578
14,098	Medidata Solutions, Inc.*	694,890
15,700	Meridian Bioscience, Inc.	322,164
39,680	Molina Healthcare, Inc.*	2,385,958
5,900	Natus Medical, Inc.*	283,495
207,096	Omnicell, Inc.*	6,436,544
8,590	Orthofix International N.V.*	336,814
109,560	Quality Systems, Inc.	1,766,107
50,831	Rockwell Medical, Inc.*	520,510
146,325	Team Health Holdings, Inc.*	6,422,204
40,896	Triple-S Management Corp., Class B*	977,823
116,707	U.S. Physical Therapy, Inc.	6,264,832
213,715	Vascular Solutions, Inc.*	7,349,659
108,178	WellCare Health Plans, Inc.*	8,460,601

		114,558,099

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Household & Personal Products - 0.1%
15,542	Medifast, Inc.	$472,166
8,900	Natural Health Trends Corp.	298,417
5,700	Usana Health Sciences, Inc.*	728,175

		1,498,758

	Insurance - 1.6%
49,941	Ambac Financial Group, Inc.*	703,669
144,775	AMERISAFE, Inc.	7,369,048
9,300	Federated National Holding Co.	274,908
55,411	Greenlight Capital Re Ltd. Class A*	1,036,740
28,805	Heritage Insurance Holdings, Inc.	628,525
167,621	James River Group Holdings Ltd.	5,622,008
94,996	Maiden Holdings Ltd.	1,416,390
56,516	Universal Insurance Holdings, Inc.	1,310,041

		18,361,329

	Materials - 4.3%
7,498	AEP Industries, Inc.*	578,471
56,512	Berry Plastics Group, Inc.*	2,044,604
204,642	Boise Cascade Co.*	5,224,510
60,605	Chemtura Corp.*	1,652,698
20,090	Clearwater Paper Corp.*	914,698
597,116	Graphic Packaging Holding Co.	7,660,998
445,255	Headwaters, Inc.*	7,511,452
11,602	Innospec, Inc.	630,105
5,292	Kaiser Aluminum Corp.	442,729
27,638	Koppers Holdings, Inc.*	504,394
562,414	OMNOVA Solutions, Inc.*	3,447,598
220,124	PolyOne Corp.	6,991,138
37,359	Schweitzer-Mauduit International, Inc.	1,568,704
118,301	Silgan Holdings, Inc.	6,355,130
23,260	Stepan Co.	1,155,789
21,232	Trinseo S.A.*	598,742
15,630	Worthington Industries, Inc.	471,088

		47,752,848

	Media - 0.1%
46,800	Gray Television, Inc.*	762,840
40,657	World Wrestling Entertainment, Inc. Class A	725,321

		1,488,161

	Pharmaceuticals, Biotechnology & Life Sciences - 15.8%
346,776	Achillion Pharmaceuticals, Inc.*	3,741,713
113,425	Acorda Therapeutics, Inc.*	4,852,321
238,719	Aerie Pharmaceuticals, Inc.*	5,812,808
27,715	Affymetrix, Inc.*	279,644
110,009	Agenus, Inc.*	499,441
48,779	Agios Pharmaceuticals, Inc.*	3,166,733
159,360	Alder Biopharmaceuticals, Inc.*	5,263,661
309,390	Amicus Therapeutics, Inc.*	3,001,083
96,539	Anacor Pharmaceuticals, Inc.*	10,906,011
94,121	Anthera Pharmaceuticals, Inc.*	436,721
342,340	Aratana Therapeutics, Inc.*	1,910,257
379,917	BioCryst Pharmaceuticals, Inc.*	3,920,743
559,660	BioDelivery Sciences International, Inc.*	2,680,771
20,579	BioSpecifics Technologies Corp.*	884,280
31,543	Cambrex Corp.*	1,485,360
147,524	Cepheid*	5,389,052
97,720	Cytokinetics, Inc.*	1,022,151
10,900	Eagle Pharmaceuticals, Inc.*	966,503
66,394	Emergent Biosolutions, Inc.*	2,656,424
16,948	Enanta Pharmaceuticals, Inc.*	559,623

The accompanying notes are an integral part of these financial statements.

141

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 15.8% - (continued)
146,581	Five Prime Therapeutics, Inc.*	$6,083,111
169,320	Flexion Therapeutics, Inc.*	3,262,796
222,200	Geron Corp.*	1,075,448
101,550	Global Blood Therapeutics, Inc.*	3,283,112
114,085	GlycoMimetics, Inc.*	652,566
107,741	Halozyme Therapeutics, Inc.*	1,867,152
89,780	ImmunoGen, Inc.*	1,218,315
23,465	INC Research Holdings, Inc. Class A*	1,138,287
61,369	Insys Therapeutics, Inc.*	1,756,994
201,231	Intersect ENT, Inc.*	4,527,697
90,829	Ironwood Pharmaceuticals, Inc.*	1,052,708
18,750	Lannett Co., Inc.*	752,250
9,125	Ligand Pharmaceuticals, Inc.*	989,333
40,744	Luminex Corp.*	871,514
159,247	Medicines Co.*	5,946,283
60,862	MiMedx Group, Inc.*	570,277
39,516	Myriad Genetics, Inc.*	1,705,511
135,670	Neurocrine Biosciences, Inc.*	7,674,852
13,166	NewLink Genetics Corp.*	479,111
64,932	Northwest Biotherapeutics, Inc.*	207,782
572,723	Novavax, Inc.*	4,805,146
96,977	Ophthotech Corp.*	7,615,604
398,505	Orexigen Therapeutics, Inc.*	685,429
144,058	Otonomy, Inc.*	3,997,609
153,265	PAREXEL International Corp.*	10,440,412
500,880	PDL Biopharma, Inc.	1,773,115
18,300	Pfenex, Inc.*	226,554
165,669	Portola Pharmaceuticals, Inc.*	8,523,670
25,443	PRA Health Sciences, Inc.*	1,151,805
35,729	Prestige Brands Holdings, Inc.*	1,839,329
36,100	Progenics Pharmaceuticals, Inc.*	221,293
7,012	Prothena Corp. plc*	477,587
89,318	PTC Therapeutics, Inc.*	2,893,903
25,719	Puma Biotechnology, Inc.*	2,016,370
221,676	Relypsa, Inc.*	6,282,298
16,154	Repligen Corp.*	456,997
151,830	Sciclone Pharmaceuticals, Inc.*	1,396,836
98,804	Spectrum Pharmaceuticals, Inc.*	595,788
54,917	Sucampo Pharmaceuticals, Inc. Class A*	949,515
83,019	Supernus Pharmaceuticals, Inc.*	1,115,775
119,094	TESARO, Inc.*	6,230,998
58,037	Ultragenyx Pharmaceutical, Inc.*	6,510,591
379,851	XenoPort, Inc.*	2,085,382
117,719	ZIOPHARM Oncology, Inc.*	978,245

		177,820,650

	Real Estate - 1.5%
90,381	Apollo Residential Mortgage, Inc. REIT	1,080,053
58,065	CareTrust, Inc. REIT	635,812
143,619	Coresite Realty Corp. REIT	8,146,070
20,438	Marcus & Millichap, Inc. REIT*	595,563
12,960	Omega Healthcare Investors, Inc. REIT	453,341
49,290	RLJ Lodging Trust REIT	1,066,143
32,767	Sabra Healthcare, Inc. REIT	662,876
372,507	Sunstone Hotel Investors, Inc. REIT	4,652,612

		17,292,470

	Retailing - 4.8%
97,176	American Eagle Outfitters, Inc.	1,506,228
13,187	Big Lots, Inc.	508,227

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Retailing - 4.8% - (continued)
60,236	Buckle, Inc.	$1,854,064
229,515	Burlington Stores, Inc.*	9,846,193
14,842	Cato Corp. Class A	546,482
29,184	Chico’s FAS, Inc.	311,393
74,941	Core-Mark Holding Co., Inc.	6,140,666
265,552	DSW, Inc. Class A	6,336,071
60,451	Express, Inc.*	1,044,593
215,528	Five Below, Inc.*	6,918,449
68,010	Francescas Holding Corp.*	1,184,054
51,971	Hibbett Sports, Inc.*	1,571,603
148,230	HSN, Inc.	7,510,814
65,862	Nutrisystem, Inc.	1,425,254
19,400	Outerwall, Inc.	708,876
26,063	Overstock.com, Inc.*	320,054
252,138	Party City Holdco, Inc.*	3,255,102
35,900	PetMed Express, Inc.	615,326
56,733	Select Comfort Corp.*	1,214,654
40,560	Tile Shop Holdings, Inc.*	665,184
17,741	Wayfair, Inc. Class A*	844,826

		54,328,113

	Semiconductors & Semiconductor Equipment - 2.5%
15,200	Advanced Energy Industries, Inc.*	429,096
21,273	Ambarella, Inc.*	1,185,757
388,952	Integrated Device Technology, Inc.*	10,248,885
106,550	Kulicke & Soffa Industries, Inc.*	1,243,438
176,887	MKS Instruments, Inc.	6,367,932
106,382	SunEdison Semiconductor Ltd.*	834,035
179,626	SunPower Corp.*	5,390,576
63,160	Tessera Technologies, Inc.	1,895,432

		27,595,151

	Software & Services - 17.8%
181,434	Aspen Technology, Inc.*	6,850,948
26,927	AVG Technologies N.V.*	539,886
12,291	BroadSoft, Inc.*	434,610
51,922	CACI International, Inc. Class A*	4,817,323
286,425	Cardtronics, Inc.*	9,638,201
105,637	Cass Information Systems, Inc.	5,436,080
149,727	comScore, Inc.*	6,161,266
65,736	CSG Systems International, Inc.	2,365,181
47,677	Demandware, Inc.*	2,573,128
36,290	Ellie Mae, Inc.*	2,185,747
246,224	Envestnet, Inc.*	7,349,786
101,080	EPAM Systems, Inc.*	7,946,910
4,500	Euronet Worldwide, Inc.*	325,935
239,409	Everyday Health, Inc.*	1,441,242
189,113	Exlservice Holdings, Inc.*	8,496,847
102,630	Fair Isaac Corp.	9,665,693
478,744	Five9, Inc.*	4,165,073
173,381	Fleetmatics Group plc*	8,806,021
48,256	Gigamon, Inc.*	1,282,162
103,091	Heartland Payment Systems, Inc.	9,775,089
99,015	HubSpot, Inc.*	5,575,535
27,729	Imperva, Inc.*	1,755,523
113,000	j2 Global, Inc.	9,302,160
24,350	LogMeIn, Inc.*	1,633,885
19,867	Luxoft Holding, Inc.*	1,532,342
149,283	Manhattan Associates, Inc.*	9,878,056
104,125	Marketo, Inc.*	2,989,429
155,842	MAXIMUS, Inc.	8,766,112

The accompanying notes are an integral part of these financial statements.

142

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.1% - (continued)
	Software & Services - 17.8% - (continued)
47,041	NeuStar, Inc. Class A*	$1,127,573
16,200	NIC, Inc.	318,816
137,489	Paycom Software, Inc.*	5,173,711
13,225	Pegasystems, Inc.	363,688
6,210	Proofpoint, Inc.*	403,712
132,772	PTC, Inc.*	4,597,894
93,870	Q2 Holdings, Inc.*	2,475,352
2,416	Qualys, Inc.*	79,945
16,380	Stamps.com, Inc.*	1,795,412
58,314	Sykes Enterprises, Inc.*	1,794,905
12,381	Take-Two Interactive Software, Inc.*	431,354
151,890	Textura Corp.*	3,277,786
70,719	Tyler Technologies, Inc.*	12,327,736
198,520	Verint Systems, Inc.*	8,051,971
78,296	Web.com Group, Inc.*	1,566,703
134,512	WebMD Health Corp.*	6,496,930
71,990	WEX, Inc.*	6,363,916
76,239	Wix.com Ltd.*	1,734,437

		200,072,011

	Technology Hardware & Equipment - 3.6%
20,400	Alliance Fiber Optic Products, Inc.	309,264
125,194	CDW Corp. of Delaware	5,263,156
316,593	Ciena Corp.*	6,550,309
24,308	DTS, Inc.*	548,875
59,098	ePlus, Inc.*	5,511,479
71,567	FEI Co.	5,710,331
33,700	Infinera Corp.*	610,644
18,309	InterDigital, Inc.	897,873
58,676	Ixia*	729,343
240,866	NetScout Systems, Inc.*	7,394,586
6,693	Plantronics, Inc.	317,382
84,660	Rogers Corp.*	4,365,916
35,755	Ubiquiti Networks, Inc.*	1,133,076
18,600	Universal Display Corp.*	1,012,584

		40,354,818

	Telecommunication Services - 0.5%
168,300	Cincinnati Bell, Inc.*	605,880
36,800	IDT Corp. Class B	429,088
58,459	Inteliquent, Inc.	1,038,816
560,156	Vonage Holdings Corp.*	3,215,296

		5,289,080

	Transportation - 1.3%
7,425	Alaska Air Group, Inc.	597,787
11,683	Allegiant Travel Co.	1,960,758
202,222	Celadon Group, Inc.	1,999,975
54,900	Hawaiian Holdings, Inc.*	1,939,617
21,200	JetBlue Airways Corp.*	480,180
85,300	Knight Transportation, Inc.	2,066,819
147,512	Marten Transport Ltd.	2,610,962
174,593	Swift Transportation Co.*	2,412,875
15,581	Werner Enterprises, Inc.	364,440

		14,433,413

	Total Common Stocks (cost $1,071,975,306)	$1,080,148,102

Shares or Principal Amount		Market Value†
WARRANTS - 0.0%
	Diversified Financials - 0.0%
891	Imperial Holdings, Inc., Expires 4/11/19*(1)(2)	$—

	Total Warrants (cost $—)	$—

EXCHANGE TRADED FUNDS - 3.1%
	Other Investment Pools & Funds - 3.1%
249,300	iShares Russell 2000 Growth ETF	$34,754,913

	Total Exchange Traded Funds (cost $35,868,536)	$34,754,913

	Total Long-Term Investments (cost $1,107,843,842)	$1,114,903,015

SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
12,355,247	Federated Prime Obligations Fund	$12,355,247

	Total Short-Term Investments (cost $12,355,247)	$12,355,247

Total Investments (cost $1,120,199,089)^	100.3%	$1,127,258,262
Other Assets and Liabilities	(0.3)%	(3,895,840)

Total Net Assets	100.0%	$1,123,362,422

The accompanying notes are an integral part of these financial statements.

143

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,125,392,547 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$105,418,247
Unrealized Depreciation	(103,552,532)

Net Unrealized Appreciation	$1,865,715

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of this security was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
12/2014	891	Imperial Holdings, Inc., Warrants	$—

At December 31, 2015, the aggregate value of this security was $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

144

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$10,497,896	$10,497,896	$—	$—
Banks	39,257,475	39,257,475	—	—
Capital Goods	77,212,676	77,212,676	—	—
Commercial & Professional Services	42,329,929	42,329,929	—	—
Consumer Durables & Apparel	50,989,471	50,989,471	—	—
Consumer Services	57,762,567	57,762,567	—	—
Diversified Financials	19,724,285	19,724,285	—	—
Energy	13,319,159	13,319,159	—	—
Food & Staples Retailing	26,707,571	26,707,571	—	—
Food, Beverage & Tobacco	21,502,172	21,502,172	—	—
Health Care Equipment & Services	114,558,099	114,558,099	—	—
Household & Personal Products	1,498,758	1,498,758	—	—
Insurance	18,361,329	18,361,329	—	—
Materials	47,752,848	47,752,848	—	—
Media	1,488,161	1,488,161	—	—
Pharmaceuticals, Biotechnology & Life Sciences	177,820,650	177,820,650	—	—
Real Estate	17,292,470	17,292,470	—	—
Retailing	54,328,113	54,328,113	—	—
Semiconductors & Semiconductor Equipment	27,595,151	27,595,151	—	—
Software & Services	200,072,011	200,072,011	—	—
Technology Hardware & Equipment	40,354,818	40,354,818	—	—
Telecommunication Services	5,289,080	5,289,080	—	—
Transportation	14,433,413	14,433,413	—	—
Warrants	—	—	—	—
Exchange Traded Funds	34,754,913	34,754,913	—	—
Short-Term Investments	12,355,247	12,355,247	—	—

Total	$1,127,258,262	$1,127,258,262	$—	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Warrants	Total
Beginning balance	$—	$—
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

145

Hartford Stock HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Banks - 4.0%
326,964	PNC Financial Services Group, Inc.	$31,162,939
562,781	Wells Fargo & Co.	30,592,775

		61,755,714

	Capital Goods - 10.4%
132,506	General Dynamics Corp.	18,201,024
417,278	Honeywell International, Inc.	43,217,482
171,745	Lockheed Martin Corp.	37,294,427
124,444	Northrop Grumman Corp.	23,496,272
398,060	United Technologies Corp.	38,241,624

		160,450,829

	Consumer Durables & Apparel - 2.4%
581,895	NIKE, Inc. Class B	36,368,438

	Consumer Services - 2.6%
340,289	McDonald’s Corp.	40,201,742

	Diversified Financials - 3.2%
320,549	American Express Co.	22,294,183
77,741	BlackRock, Inc.	26,472,365

		48,766,548

	Energy - 6.8%
429,359	Chevron Corp.	38,625,136
442,941	Exxon Mobil Corp.	34,527,251
452,552	Schlumberger Ltd.	31,565,502

		104,717,889

	Food & Staples Retailing - 6.7%
239,770	Costco Wholesale Corp.	38,722,855
337,242	CVS Health Corp.	32,972,150
375,142	Walgreens Boots Alliance, Inc.	31,945,217

		103,640,222

	Food, Beverage & Tobacco - 5.2%
123,071	Anheuser-Busch InBev N.V.	15,315,833
896,867	Coca-Cola Co.	38,529,406
972,346	Diageo plc	26,552,570

		80,397,809

	Health Care Equipment & Services - 7.5%
448,227	Cardinal Health, Inc.	40,013,224
467,308	Medtronic plc	35,945,332
343,566	UnitedHealth Group, Inc.	40,417,104

		116,375,660

	Household & Personal Products - 4.3%
645,162	Colgate-Palmolive Co.	42,980,692
303,666	Procter & Gamble Co.	24,114,117

		67,094,809

	Insurance - 6.4%
374,257	ACE Ltd.	43,731,931
121,252	Chubb Corp.	16,082,865
703,405	Marsh & McLennan Cos., Inc.	39,003,807

		98,818,603

	Materials - 4.0%
227,856	Ecolab, Inc.	26,062,169
341,034	Praxair, Inc.	34,921,882

		60,984,051

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Media - 1.3%
197,819	Walt Disney Co.	$20,786,821

	Pharmaceuticals, Biotechnology & Life Sciences - 8.9%
167,229	Amgen, Inc.	27,146,284
381,229	Johnson & Johnson	39,159,843
712,403	Merck & Co., Inc.	37,629,126
119,719	Roche Holding AG	33,175,139

		137,110,392

	Real Estate - 1.8%
111,190	Public Storage REIT	27,541,763

	Retailing - 5.1%
9,440,100	Allstar Co.*(1)(2)	8,968,095
351,748	Lowe’s Cos., Inc.	26,746,918
606,508	TJX Cos., Inc.	43,007,482

		78,722,495

	Software & Services - 10.3%
364,219	Accenture plc Class A	38,060,886
448,025	Automatic Data Processing, Inc.	37,956,678
860,201	Microsoft Corp.	47,723,951
985,509	Oracle Corp.	36,000,644

		159,742,159

	Transportation - 7.1%
610,760	Canadian National Railway Co.	34,142,000
366,871	Union Pacific Corp.	28,689,313
478,055	United Parcel Service, Inc. Class B	46,003,233

		108,834,546

	Total Common Stocks (cost $1,220,999,833)	$1,512,310,490

	Total Long-Term Investments (cost $1,220,999,833)	$1,512,310,490

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
14,468,534	Fidelity Money Market Class 1	$14,468,534

	Total Short-Term Investments (cost $14,468,534)	$14,468,534

Total Investments (cost $1,235,468,367)^	98.9%	$1,526,779,024
Other Assets and Liabilities	1.1%	17,053,899

Total Net Assets	100.0%	$1,543,832,923

The accompanying notes are an integral part of these financial statements.

146

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $1,237,482,391 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$330,414,478
Unrealized Depreciation	(41,117,845)

Net Unrealized Appreciation	$289,296,633

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of this security was $8,968,095, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	9,440,100	Allstar Co.	$4,106,619

At December 31, 2015, the aggregate value of this security was $8,968,095, which represents 0.6% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

147

Hartford Stock HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$61,755,714	$61,755,714	$—	$—
Capital Goods	160,450,829	160,450,829	—	—
Consumer Durables & Apparel	36,368,438	36,368,438	—	—
Consumer Services	40,201,742	40,201,742	—	—
Diversified Financials	48,766,548	48,766,548	—	—
Energy	104,717,889	104,717,889	—	—
Food & Staples Retailing	103,640,222	103,640,222	—	—
Food, Beverage & Tobacco	80,397,809	38,529,406	41,868,403	—
Health Care Equipment & Services	116,375,660	116,375,660	—	—
Household & Personal Products	67,094,809	67,094,809	—	—
Insurance	98,818,603	98,818,603	—	—
Materials	60,984,051	60,984,051	—	—
Media	20,786,821	20,786,821	—	—
Pharmaceuticals, Biotechnology & Life Sciences	137,110,392	103,935,253	33,175,139	—
Real Estate	27,541,763	27,541,763	—	—
Retailing	78,722,495	69,754,400	—	8,968,095
Software & Services	159,742,159	159,742,159	—	—
Transportation	108,834,546	108,834,546	—	—
Short-Term Investments	14,468,534	14,468,534	—	—

Total	$1,526,779,024	$1,442,767,387	$75,043,542	$8,968,095

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The	following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Total
Beginning balance	$9,754,455	$9,754,455
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(786,360)	(786,360)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$8,968,095	$8,968,095

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $(786,360).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

148

Hartford Total Return Bond HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6%
		Asset-Backed-Automobile - 1.4%
$	3,800,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$3,825,914
	129,587	CPS Automotive Trust 5.01%, 06/17/2019(1)	130,397
	8,005,000	Credit Acceptance Automotive Loan Trust 1.88%, 03/15/2022(1)	7,967,358
		First Investors Automotive Owner Trust
	6,495,000	1.67%, 11/16/2020(1)	6,454,623
	1,295,000	1.81%, 10/15/2018(1)	1,295,092
	1,750,000	2.39%, 11/16/2020(1)	1,741,964
	1,260,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	1,255,141
		Santander Drive Automotive Receivables Trust
	1,920,000	1.82%, 05/15/2019	1,921,721
	1,385,000	2.25%, 06/17/2019	1,389,943
	4,500,000	2.36%, 04/15/2020	4,507,030
	8,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	8,259,139

			38,748,322

		Asset-Backed-Finance & Insurance - 14.0%
	9,180,000	American Money Management Corp. 1.77%, 07/27/2026(1)(2)	9,079,020
		Apidos CLO
	6,015,000	1.77%, 01/19/2025(1)(2)	5,957,256
	2,555,000	2.17%, 07/15/2023(1)(2)	2,505,689
	10,350,000	Ares CLO Ltd. 1.84%, 04/17/2026(1)(2)	10,277,550
		Atlas Senior Loan Fund Ltd.
	7,610,000	1.86%, 10/15/2026(1)(2)	7,543,793
	4,200,000	1.87%, 07/16/2026(1)(2)	4,153,380
		Atrium CDO Corp.
	790,000	1.44%, 07/16/2025(1)(2)	773,726
	3,535,000	2.07%, 11/16/2022(1)(2)	3,477,026
	10,050,000	Avery Point IV CLO Ltd. 1.84%, 04/25/2026(1)(2)	9,970,605
	2,330,000	Babson CLO Ltd. 1.81%, 07/20/2025(1)(2)	2,307,399
	1,397,417	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	1,376,200
	7,890,000	Carlyle Global Market Strategies Ltd. 1.79%, 04/27/2027(1)(2)	7,815,045
		Cent CLO Ltd.
	9,345,000	1.80%, 01/25/2026(1)(2)	9,199,218
	8,090,000	1.81%, 04/17/2026(1)(2)	7,987,257
	6,305,000	1.81%, 07/27/2026(1)(2)	6,237,537
	3,115,000	2.37%, 04/17/2026(1)(2)	3,030,895
		CIFC Funding Ltd.
	8,965,000	1.86%, 05/24/2026(1)(2)	8,875,350
	7,240,000	2.41%, 08/14/2024(1)(2)	7,167,600
	1,254,475	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	1,254,285
		Dryden Senior Loan Fund
	10,915,000	1.67%, 04/18/2026(1)(2)	10,779,654
	6,710,000	1.75%, 07/15/2027(1)(2)	6,621,428
	10,870,000	1.80%, 07/15/2026(1)(2)	10,803,693
	1,735,429	Fieldstone Mortgage Investment Corp. 0.69%, 05/25/2036(2)	1,151,436

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Asset-Backed-Finance & Insurance - 14.0% - (continued)
$	3,267,261	First Franklin Mortgage Loan Trust 0.66%, 04/25/2036(2)	$2,094,899
	2,210,000	Flatiron CLO Ltd. 2.22%, 07/17/2026(1)(2)	2,168,894
	3,795,000	Green Tree Agency Advance Funding Trust 3.10%, 10/15/2048(1)	3,754,545
	4,421,123	GSAMP Trust 0.51%, 01/25/2037(2)	2,637,351
	4,965,000	Highbridge Loan Management Ltd. 1.78%, 05/05/2027(1)(2)	4,891,518
	3,335,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	3,296,314
	1,345,000	LCM Ltd. 2.22%, 04/15/2022(1)(2)	1,330,474
	11,335,000	Limerock CLO 1.82%, 04/18/2026(1)(2)	11,239,786
		Madison Park Funding Ltd.
	7,200,000	1.60%, 10/23/2025(1)(2)	7,104,960
	6,520,000	1.77%, 01/19/2025(1)(2)	6,448,932
	9,860,000	1.82%, 07/20/2026(1)(2)	9,796,896
		Magnetite CLO Ltd.
	8,310,000	1.74%, 07/25/2026(1)(2)	8,216,928
	6,540,000	1.80%, 04/15/2026(1)(2)	6,497,490
	5,835,000	1.82%, 04/15/2027(1)(2)	5,769,648
	6,695,000	2.27%, 07/25/2026(1)(2)	6,567,795
	6,100,000	4.82%, 01/15/2025(1)(2)	6,048,150
		Neuberger Berman CLO Ltd.
	8,335,000	1.79%, 04/15/2026(1)(2)	8,266,653
	8,265,000	1.80%, 08/04/2025(1)(2)	8,189,788
	7,885,000	Oaktree EIF II Ltd. 1.91%, 02/15/2026(1)(2)	7,825,862
	6,780,000	OCP CLO Ltd. 1.85%, 04/17/2027(1)(2)	6,714,234
	6,165,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	6,159,610
	3,030,000	OHA Credit Partners Ltd. 1.79%, 07/20/2026(1)(2)	2,996,064
	9,445,000	OHA Loan Funding Ltd. 1.86%, 02/15/2027(1)(2)	9,373,218
		OZLM Funding Ltd.
	7,495,000	1.77%, 04/30/2027(1)(2)	7,387,072
	10,530,000	1.87%, 04/17/2026(1)(2)	10,464,714
	9,700,000	Race Point CLO Ltd. 1.83%, 04/15/2027(1)(2)	9,563,230
	5,250,000	SBA Tower Trust 2.90%, 10/15/2044(1)	5,130,346
	529,360	Securitized Asset Backed Receivables LLC 0.51%, 07/25/2036(2)	255,083
	7,325,000	Shackleton CLO Ltd. 1.80%, 07/17/2026(1)(2)	7,261,273
		Sound Point CLO Ltd.
	6,354,000	1.69%, 01/21/2026(1)(2)	6,273,304
	7,680,000	1.85%, 04/15/2027(1)(2)	7,610,112
	2,137,000	4.92%, 07/15/2025(1)(2)	1,817,091
	5,144,206	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	5,132,843
	7,805,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	7,782,830

The accompanying notes are an integral part of these financial statements.

149

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Asset-Backed-Finance & Insurance - 14.0% - (continued)
$	8,660,000	Symphony CLO Ltd. 1.80%, 07/14/2026(1)(2)	$8,597,648
	7,955,000	Tremen Park Ltd. 1.82%, 04/20/2027(1)(2)	7,896,928
	2,915,000	Voya CLO Ltd. 1.77%, 07/17/2026(1)(2)	2,890,223
	7,550,000	1.80%, 04/18/2027(1)(2)	7,482,050
	10,895,000	1.82%, 04/18/2026(1)(2)	10,791,497
	2,670,000	2.42%, 04/18/2027(1)(2)	2,639,028

			384,710,323

		Asset-Backed-Home Equity - 1.5%
		GSAA Home Equity Trust
	1,545,290	0.49%, 12/25/2046(2)	786,946
	13,305,811	0.50%, 02/25/2037(2)	6,994,685
	6,862,025	0.52%, 03/25/2037(2)	3,565,029
	4,878,905	0.60%, 11/25/2036(2)	2,474,757
	163,611	0.66%, 11/25/2036(2)	95,724
	1,351,637	0.72%, 03/25/2036(2)	923,624
	778,174	5.88%, 09/25/2036	429,011
	785,089	5.99%, 06/25/2036(2)	419,571
	607,422	Morgan Stanley Asset-Backed Securities Capital I Inc.,Trust 0.57%, 06/25/2036(2)	516,542
	1,764,362	Morgan Stanley Mortgage Loan Trust 0.59%, 11/25/2036(2)	786,818
	20,275,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	20,078,333
	438,534	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	240,246
		Soundview Home Loan Trust
	3,225,000	0.60%, 07/25/2037(2)	2,035,259
	1,090,000	0.67%, 11/25/2036(2)	749,965

			40,096,510

		Collateralized-Mortgage Obligations - 0.0%
	141,328	National Credit Union Administration 1.84%, 10/07/2020	141,377

		Commercial Mortgage-Backed Securities - 11.6%
		Banc of America Commercial Mortgage Trust
	535,000	3.71%, 09/15/2048	545,379
	3,255,255	5.49%, 02/10/2051	3,371,620
		Bear Stearns Commercial Mortgage Securities, Inc.
	1,105,000	5.18%, 10/12/2042(2)	1,103,227
	2,419,730	5.33%, 02/11/2044	2,487,750
	510,000	5.62%, 04/12/2038(2)	513,441
	3,465,697	5.69%, 06/11/2050(2)	3,614,611
		Citigroup Commercial Mortgage Trust
	25,424,177	1.13%, 07/10/2047(2)(3)	1,719,091
	27,443,157	1.18%, 04/10/2048(2)(3)	2,026,024
	465,000	2.94%, 04/10/2048	448,303
	3,170,000	3.11%, 04/10/2048(1)	2,215,528
	690,000	3.19%, 04/10/2048	676,496
	1,530,000	3.62%, 07/10/2047	1,561,796
	1,535,000	3.76%, 06/10/2048	1,569,130
	970,000	3.82%, 11/10/2048	988,333
	1,175,000	4.40%, 03/10/2047(1)(2)	892,496
	445,000	4.90%, 03/10/2047(1)(2)	385,397

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.6% - (continued)
$	8,567,448	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	$8,711,667
	1,100,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,114,750
	9,109,917	Commercial Mortgage Loan Trust 6.04%, 12/10/2049(2)	9,391,193
		Commercial Mortgage Pass-Through Certificates
	10,026,847	1.01%, 02/10/2047(2)	403,145
	970,000	2.82%, 10/15/2045	958,982
	535,000	4.24%, 02/10/2047	571,946
	1,315,000	4.75%, 10/15/2045(1)(2)	1,037,088
		Commercial Mortgage Trust
	8,319,534	2.02%, 07/10/2046(1)(2)(3)	603,959
	1,035,000	2.54%, 12/10/2045	1,007,014
	2,890,000	2.85%, 10/15/2045	2,864,753
	785,000	3.10%, 03/10/2046	784,716
	350,000	3.18%, 02/10/2048	343,187
	35,000	3.21%, 03/10/2046	35,200
	20,000	3.29%, 12/10/2044	20,440
	1,760,000	3.35%, 02/10/2048	1,744,067
	6,780,000	3.42%, 03/10/2031(1)	6,838,404
	1,210,000	3.46%, 08/10/2055	897,023
	2,545,000	3.47%, 10/10/2048(1)(2)	1,850,215
	1,900,000	3.50%, 05/10/2048	1,906,427
	2,655,000	3.53%, 12/10/2047	2,676,205
	1,260,000	3.61%, 06/10/2046(2)	1,297,663
	1,795,000	3.61%, 10/10/2048	1,803,975
	705,000	3.62%, 07/10/2050	712,578
	1,860,000	3.70%, 08/10/2055	1,890,551
	450,133	3.80%, 08/10/2047	463,870
	1,140,000	3.90%, 07/10/2050	1,173,716
	3,555,000	4.02%, 07/10/2045	3,761,868
	630,000	4.07%, 02/10/2047(2)	665,560
	1,016,965	5.44%, 03/10/2039	1,039,622
	6,721,874	5.74%, 12/10/2049	6,935,152
	2,848,526	5.77%, 06/10/2046(2)	2,871,992
	254,644	5.83%, 07/10/2038(2)	255,815
		Community or Commercial Mortgage Trust
	2,120,000	3.69%, 08/10/2047	2,153,805
	4,515,000	4.23%, 07/10/2045(2)	4,851,779
	352,243	Credit Suisse Commercial Mortgage Trust 5.70%, 06/15/2039(2)	361,638
	5,713,171	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	5,773,538
		CS First Boston Mortgage Securities Corp.
	57,678	4.77%, 07/15/2037	57,642
	2,286,210	4.88%, 04/15/2037	2,284,048
		CSAIL Commercial Mortgage Trust
	65,765,434	0.90%, 06/15/2057(2)(3)	3,766,281
	2,215,000	3.36%, 08/15/2048(2)	1,601,414
	8,453,000	3.72%, 08/15/2048	8,563,371
	3,520,000	3.81%, 11/15/2048	3,588,473

The accompanying notes are an integral part of these financial statements.

150

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.6% - (continued)
$	14,034,794	DBUBS Mortgage Trust 1.13%, 11/10/2046(1)(2)(3)	$313,186
	3,175,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	3,502,987
	4,680,000	FREMF Mortgage Trust 3.01%, 10/25/2047(1)(2)	4,641,416
	5,485,000	5.25%, 09/25/2043(1)(2)	5,921,643
	2,979,510	GE Business Loan Trust 1.33%, 05/15/2034(1)(2)	2,473,254
	1,020,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	1,037,077
	52,473,952	GS Mortgage Securities Trust 0.28%, 07/10/2046(2)(3)	456,697
	10,618,171	1.64%, 08/10/2044(1)(2)(3)	458,547
	4,340,000	2.95%, 11/05/2034(1)	4,266,514
	1,040,000	3.27%, 11/10/2048	752,725
	2,815,000	3.38%, 05/10/2050	2,800,336
	1,060,000	3.58%, 06/10/2047(1)	729,607
	1,580,166	3.67%, 04/10/2047(1)	1,119,010
	4,110,000	4.00%, 04/10/2047	4,296,294
	1,700,121	4.07%, 01/10/2047	1,790,013
	1,115,000	4.51%, 11/10/2047(1)(2)	932,292
	2,960,000	4.87%, 04/10/2047(1)(2)	2,525,341
		Hilton USA Trust
	5,985,000	2.66%, 11/05/2030	5,989,483
	1,088,057	3.02%, 11/05/2030(1)(2)	1,088,148
	1,675,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.42%, 12/15/2047(1)(2)	1,399,718
		JP Morgan Chase Commercial Mortgage Securities Trust
	8,800,578	1.82%, 02/12/2051(2)	8,688,650
	2,185,000	2.73%, 10/15/2045(1)(2)	1,479,835
	3,510,967	3.91%, 05/05/2030(1)	3,643,877
	470,000	4.00%, 08/15/2046(1)(2)	412,001
	1,075,000	4.67%, 10/15/2045(1)(2)	1,029,568
	9,183,089	5.34%, 05/15/2047	9,352,846
	1,815,029	5.72%, 02/15/2051	1,895,706
		JPMBB Commercial Mortgage Securities Trust
	29,916,520	0.88%, 09/15/2047(2)(3)	1,302,643
	8,360,265	0.96%, 05/15/2048(2)(3)	402,739
	1,915,000	3.18%, 02/15/2048	1,872,648
	1,795,000	3.60%, 11/15/2048	1,807,027
	810,060	3.61%, 05/15/2048	816,928
	1,300,000	3.74%, 10/15/2048(1)(2)	946,465
	415,000	3.78%, 08/15/2047	426,945
		LB-UBS Commercial Mortgage Trust
	6,256,451	5.86%, 07/15/2040(2)	6,436,700
	1,265,808	6.09%, 04/15/2041(2)	1,333,182
	645,577	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(1)(2)	642,898
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	5,655,223	5.38%, 08/12/2048	5,789,020
	2,285,000	5.42%, 08/12/2048	2,326,014
	4,695,284	5.70%, 09/12/2049	4,884,112
	5,920,358	5.74%, 06/12/2050(2)	6,143,832

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Commercial Mortgage-Backed Securities - 11.6% - (continued)
$	1,619,095	Morgan Stanley Bank of America Merrill Lynch Trust 1.13%, 10/15/2048(2)(3)	$125,156
	16,280,522	1.16%, 12/15/2047(2)(3)	1,053,840
	1,925,000	3.06%, 10/15/2048(1)	1,367,328
	1,030,000	3.13%, 12/15/2048	1,030,387
	1,320,000	3.18%, 08/15/2045	1,340,110
	840,000	3.53%, 12/15/2047	849,273
	4,320,000	3.74%, 08/15/2047	4,446,799
	1,530,000	4.06%, 02/15/2047	1,614,409
	1,605,000	4.50%, 08/15/2045(1)	1,304,004
		Morgan Stanley Capital I Trust
	52,562,168	0.64%, 09/15/2047(1)(2)(3)	845,326
	4,920,000	3.47%, 08/11/2029(1)	5,035,265
	1,460,000	5.18%, 07/15/2049(1)(2)	1,269,725
	920,000	5.40%, 10/12/2052(1)(2)	862,750
	485,200	5.57%, 12/15/2044	504,903
	7,124,000	5.69%, 04/15/2049(2)	7,306,557
	127,098	5.78%, 10/15/2042(2)	126,928
	4,135,780	5.81%, 12/12/2049	4,320,228
	1,050,000	6.27%, 01/11/2043(1)(2)	1,073,001
		Morgan Stanley Re-Remic Trust
	4,216,098	5.80%, 08/12/2045(1)(2)	4,331,254
	2,272,507	5.80%, 08/15/2045(1)(2)	2,332,032
		SFAVE Commercial Mortgage Securities Trust
	1,365,000	3.87%, 01/05/2035(1)(2)	1,334,943
	2,580,000	4.14%, 01/05/2035(1)(2)	2,440,815
		UBS-Barclays Commercial Mortgage Trust
	1,930,000	3.09%, 08/10/2049	1,933,550
	4,680,000	3.19%, 03/10/2046	4,697,118
	985,000	4.09%, 03/10/2046(1)(2)	796,184
	979,482	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	992,861
		Wells Fargo Commercial Mortgage Trust
	21,794,978	1.21%, 05/15/2048(2)(3)	1,604,577
	6,965,000	2.92%, 10/15/2045	6,923,330
	390,000	3.96%, 12/15/2047(1)(2)	305,862
	665,000	4.11%, 05/15/2048(2)	535,138
	665,000	4.23%, 06/15/2048(2)	522,511
		WF-RBS Commercial Mortgage Trust
	255,115	2.88%, 12/15/2045	251,961
	450,000	3.07%, 03/15/2045	448,650
	175,000	3.44%, 04/15/2045	179,729
	905,000	3.63%, 11/15/2047	918,539
	7,015,000	3.68%, 08/15/2047	7,175,876
	120,000	3.88%, 08/15/2046	125,297
	4,775,000	4.00%, 05/15/2047	5,004,302
	4,145,000	4.05%, 03/15/2047	4,362,245
	680,286	4.10%, 03/15/2047	718,635
	315,000	4.35%, 03/15/2048(2)	292,058
	550,000	4.90%, 06/15/2044(1)(2)	604,328
	710,000	5.00%, 06/15/2044(1)(2)	666,058
	815,000	5.00%, 04/15/2045(1)(2)	634,372
	1,045,000	5.56%, 04/15/2045(1)(2)	1,041,727

			317,531,219

The accompanying notes are an integral part of these financial statements.

151

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Whole Loan Collateral CMO - 5.1%
$	1,430,648	Adjustable Rate Mortgage Trust 0.68%, 01/25/2036(2)	$1,176,673
	949,806	0.69%, 11/25/2035(2)	865,682
	1,317,515	0.92%, 01/25/2036(2)	1,140,755
		Alternative Loan Trust
	350,020	0.69%, 01/25/2036(2)	311,936
	3,083,669	0.74%, 11/25/2035(2)	2,543,217
	2,505,108	5.75%, 05/25/2036	2,102,269
		American Home Mortgage Assets Trust
	1,247,704	0.61%, 09/25/2046(2)	885,838
	2,139,860	1.20%, 10/25/2046(2)	1,519,215
		Banc of America Funding Trust
	298,716	0.59%, 10/20/2036(2)	231,911
	721,645	0.63%, 02/20/2047(2)	587,818
	5,480,963	0.70%, 05/20/2047(2)	4,506,366
	6,775,017	5.77%, 05/25/2037(2)	6,067,491
	300,819	5.85%, 01/25/2037	250,414
		BCAP LLC Trust
	1,218,848	0.59%, 01/25/2037(2)	975,313
	3,206,335	0.60%, 03/25/2037(2)	2,716,866
	957,980	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(2)	941,873
	3,571,617	Bear Stearns Alt-A Trust 0.92%, 01/25/2036(2)	2,823,768
	2,063,875	Bear Stearns Mortgage Funding Trust 0.60%, 10/25/2036(2)	1,708,519
	633,970	CHL Mortgage Pass-Through Trust 2.59%, 03/20/2036(2)	563,239
		Connecticut Avenue Securities
	2,240,000	3.02%, 05/25/2024(2)	1,980,399
	2,605,000	3.32%, 07/25/2024(2)	2,377,213
	5,095,000	3.42%, 07/25/2024(2)	4,619,935
	890,000	4.42%, 05/25/2025(2)	845,670
	1,575,000	5.32%, 11/25/2024(2)	1,604,672
		Countrywide Home Loans, Inc.
	905,395	2.62%, 11/20/2035(2)	808,028
	5,307,188	2.72%, 09/25/2047(2)	4,755,368
	973,784	2.74%, 04/20/2036(2)	811,559
	2,624,800	5.75%, 08/25/2037	2,460,480
	3,578,653	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	3,369,963
	2,304,850	Downey S & L Association Mortgage Loan Trust 1.16%, 03/19/2046(2)	1,671,993
		GMAC Mortgage Corp. Loan Trust
	3,762,119	3.07%, 09/19/2035(2)	3,473,059
	69,154	3.10%, 04/19/2036(2)	62,442
	6,633,646	GSR Mortgage Loan Trust 2.87%, 01/25/2036(2)	6,088,721
		HarborView Mortgage Loan Trust
	2,948,043	0.59%, 01/19/2038(2)	2,404,499
	8,597,449	0.64%, 12/19/2036(2)	5,961,047
	1,191,622	1.10%, 01/19/2035(2)	800,811
		IndyMac Index Mortgage Loan Trust
	3,839,905	0.70%, 07/25/2035(2)	3,153,703
	2,210,813	0.71%, 01/25/2036(2)	1,516,655
	3,030,865	0.82%, 07/25/2046(2)	1,699,791
	3,297,343	2.67%, 03/25/2036(2)	2,550,827
	1,442,643	2.67%, 08/25/2035(2)	1,147,476
	2,007,581	2.70%, 01/25/2036(2)	1,870,092

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.6% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
		JP Morgan Mortgage Trust
$	622,073	2.67%, 04/25/2037(2)	$545,557
	2,472,504	2.75%, 09/25/2035(2)	2,356,180
	1,501,537	2.87%, 05/25/2036(2)	1,353,715
	2,308,903	Lehman XS Trust 0.63%, 07/25/2046(2)	1,808,348
		LSTAR Securities Investment Trust
	7,075,899	2.24%, 04/01/2020(1)(2)	6,974,183
	8,416,431	2.24%, 10/01/2020(1)(2)	8,251,469
		Luminent Mortgage Trust
	331,355	0.62%, 10/25/2046(2)	282,395
	1,480,125	0.68%, 11/25/2035(2)	1,334,562
		Merrill Lynch Mortgage Investors Trust
	125,497	2.66%, 12/25/2035(2)	119,685
	1,314,867	2.70%, 07/25/2035(2)	1,045,678
	226,830	Morgan Stanley Mortgage Loan Trust 2.75%, 05/25/2036(2)	162,852
	117,610	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.71%, 06/25/2036(2)	87,905
	2,700,278	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,464,526
		Residential Accredit Loans, Inc.
	398,634	0.64%, 02/25/2046(2)	169,825
	809,627	0.72%, 04/25/2036(2)	551,712
	816,663	1.06%, 09/25/2046(2)	573,589
	5,783,057	1.53%, 11/25/2037(2)	3,624,066
	1,489,194	6.00%, 12/25/2035	1,298,130
		Residential Asset Securitization Trust
	3,182,927	0.87%, 03/25/2035(2)	2,578,745
	1,528,106	6.25%, 11/25/2036	1,071,122
	772,663	Sequoia Mortgage Trust 2.67%, 07/20/2037(2)	664,002
	1,395,111	Structured Adjustable Rate Mortgage Loan Trust 0.72%, 09/25/2034(2)	1,072,789
	3,405,000	Structured Agency Credit Risk Debt Notes 2.07%, 04/25/2024(2)	3,346,500
		WaMu Mortgage Pass-Through Certificates Trust
	1,185,740	0.84%, 06/25/2044(2)	1,066,958
	657,023	2.15%, 11/25/2046(2)	587,831
		Wells Fargo Commercial Mortgage Trust
	46,838,930	1.20%, 09/15/2057(2)(3)	3,359,194
	3,250,000	2.88%, 05/15/2048(1)(2)	2,049,745
	1,685,000	3.36%, 09/15/2058(1)	1,043,183
	1,015,000	3.84%, 09/15/2058	1,041,738

			138,839,750

		Total Asset & Commercial Mortgage Backed Securities (cost $925,427,972)	$920,067,501

CORPORATE BONDS - 33.7%
		Aerospace/Defense - 0.2%
$	690,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$688,243
		Lockheed Martin Corp.
	1,385,000	2.50%, 11/23/2020	1,376,785
	2,076,000	4.70%, 05/15/2046	2,126,594

The accompanying notes are an integral part of these financial statements.

152

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Aerospace/Defense - 0.2% - (continued)
$	1,115,000	Triumph Group, Inc. 5.25%, 06/01/2022	$897,575

			5,089,197

		Agriculture - 0.5%
	903,000	Altria Group, Inc. 10.20%, 02/06/2039	1,480,787
	2,515,000	BAT International Finance plc 2.75%, 06/15/2020(1)	2,514,268
		Imperial Tobacco Finance plc
	1,420,000	2.05%, 07/20/2018(1)	1,412,125
	3,000,000	2.95%, 07/21/2020(1)	3,005,880
	4,905,000	Reynolds American, Inc. 3.25%, 06/12/2020	4,984,966

			13,398,026

		Apparel - 0.1%
	1,770,000	William Carter Co. 5.25%, 08/15/2021	1,818,675

		Auto Manufacturers - 1.5%
	8,030,000	Daimler Finance NA LLC 1.65%, 03/02/2018(1)	7,933,833
		Ford Motor Credit Co. LLC
	9,530,000	1.46%, 03/27/2017	9,439,579
	745,000	2.24%, 06/15/2018	738,227
	3,380,000	3.20%, 01/15/2021	3,357,141
	775,000	4.21%, 04/15/2016	781,205
	1,985,000	4.25%, 02/03/2017	2,028,092
		General Motors Financial Co., Inc.
	3,150,000	2.40%, 04/10/2018	3,134,537
	4,985,000	3.50%, 07/10/2019	5,001,700
	4,735,000	4.75%, 08/15/2017	4,907,548
	4,300,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017(1)	4,175,055

			41,496,917

		Auto Parts & Equipment - 0.1%
	1,950,000	Delphi Automotive plc 3.15%, 11/19/2020	1,947,479
		ZF North America Capital, Inc.
	180,000	4.50%, 04/29/2022(1)	175,950
	330,000	4.75%, 04/29/2025(1)	314,325

			2,437,754

		Beverages - 0.1%
	850,000	Anheuser-Busch InBev Finance, Inc. 2.15%, 02/01/2019	845,088
		Anheuser-Busch InBev Worldwide, Inc.
	1,440,000	2.50%, 07/15/2022	1,385,401
	2,220,000	3.75%, 07/15/2042	1,907,442

			4,137,931

		Biotechnology - 0.2%
	3,585,000	Celgene Corp. 4.63%, 05/15/2044	3,386,345
	1,095,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	1,102,587

			4,488,932

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Chemicals - 0.2%
		CF Industries, Inc.
$	2,700,000	4.95%, 06/01/2043	$2,295,737
	4,570,000	5.15%, 03/15/2034	4,020,293

			6,316,030

		Coal - 0.0%
	1,640,000	Peabody Energy Corp. 6.50%, 09/15/2020	225,500

		Commercial Banks - 12.4%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	6,000,000	7.00%, 02/19/2019(2)(4)(5)	6,397,405
$	3,400,000	9.00%, 05/09/2018(2)(4)(5)	3,640,183
		Banco Santander S.A.
EUR	7,400,000	6.25%, 03/12/2019(2)(4)(5)	7,599,641
	1,000,000	6.25%, 09/11/2021(2)(4)(5)	1,016,111
		Bank of America Corp.
$	4,000,000	4.00%, 01/22/2025	3,915,712
	8,235,000	4.20%, 08/26/2024	8,170,586
	1,540,000	5.00%, 01/21/2044	1,607,283
	2,481,000	5.70%, 05/02/2017	2,587,375
	6,950,000	6.05%, 05/16/2016	7,064,612
	4,510,000	7.75%, 05/14/2038	6,119,087
	5,805,000	Bank of New York Mellon Corp. 2.60%, 08/17/2020	5,827,936
	8,030,000	Bank of Nova Scotia 4.50%, 12/16/2025	7,992,845
	10,200,000	Barclays Bank plc 6.05%, 12/04/2017(1)	10,879,993
		Barclays plc
EUR	1,010,000	6.50%, 09/15/2019(2)(5)	1,111,063
	1,420,000	8.00%, 12/15/2020(2)(5)	1,672,426
$	3,245,000	8.25%, 12/15/2018(2)(5)	3,454,955
		BPCE S.A.
	1,410,000	5.15%, 07/21/2024(1)	1,421,850
	3,305,000	5.70%, 10/22/2023(1)	3,470,068
	8,750,000	Branch Banking & Trust Co. 3.63%, 09/16/2025	8,832,294
	2,880,000	Capital One Financial Corp. 6.15%, 09/01/2016	2,967,509
		Capital One NA/Mclean VA
	10,450,000	1.65%, 02/05/2018	10,346,608
	2,645,000	2.35%, 08/17/2018	2,649,970
	3,063,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	3,200,835
		Citigroup, Inc.
	6,525,000	1.85%, 11/24/2017	6,515,369
	1,025,000	2.50%, 09/26/2018	1,033,902
	1,550,000	4.30%, 11/20/2026	1,542,349
	2,450,000	4.40%, 06/10/2025	2,474,520
	9,335,000	4.45%, 09/29/2027	9,273,193
	5,510,000	4.65%, 07/30/2045	5,591,537
	1,015,000	5.50%, 09/13/2025	1,101,776
	2,195,000	6.68%, 09/13/2043	2,691,434
		Credit Agricole S.A.
EUR	2,940,000	6.50%, 06/23/2021(2)(4)(5)	3,278,914
$	1,710,000	6.63%, 09/23/2019(1)(2)(5)	1,680,930
	4,930,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(5)	4,926,293
	5,250,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020(1)	5,226,154

The accompanying notes are an integral part of these financial statements.

153

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Commercial Banks - 12.4% - (continued)
$	1,640,000	Credit Suisse Group Guernsey I Ltd. 7.88%, 02/24/2041(2)(4)	$1,689,200
	5,080,000	Deutsche Bank AG 4.50%, 04/01/2025	4,673,138
		Goldman Sachs Group, Inc.
	550,000	1.48%, 04/23/2020(2)	550,815
	2,000,000	2.38%, 01/22/2018	2,017,280
	2,785,000	2.60%, 04/23/2020	2,763,851
	2,215,000	2.75%, 09/15/2020	2,213,545
	210,000	4.25%, 10/21/2025	208,395
	1,115,000	4.75%, 10/21/2045	1,107,615
	3,490,000	5.15%, 05/22/2045	3,392,388
	3,687,000	6.00%, 06/15/2020	4,166,716
	2,655,000	6.25%, 02/01/2041	3,166,889
	4,400,000	6.45%, 05/01/2036	4,973,993
	5,710,000	6.75%, 10/01/2037	6,674,625
		HSBC Holdings plc
	5,950,000	4.25%, 08/18/2025	5,904,822
EUR	1,275,000	5.25%, 09/16/2022(2)(4)(5)	1,364,822
$	1,800,000	5.25%, 03/14/2044	1,867,723
	1,375,000	5.63%, 01/17/2020(2)(5)	1,376,719
	1,865,000	6.38%, 09/17/2024(2)(5)	1,841,687
	1,765,000	6.50%, 09/15/2037	2,117,501
	1,130,000	6.80%, 06/01/2038	1,406,566
	1,350,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,350,135
		JP Morgan Chase & Co.
	1,055,000	2.55%, 10/29/2020	1,046,147
	1,050,000	2.60%, 01/15/2016	1,050,439
	14,030,000	4.25%, 10/01/2027	13,996,468
	3,820,000	4.35%, 08/15/2021	4,065,370
	760,000	5.60%, 07/15/2041	877,246
	9,885,000	5.63%, 08/16/2043	10,756,857
	3,125,000	6.00%, 01/15/2018	3,375,191
EUR	1,290,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(4)(5)	1,401,907
		Lloyds Banking Group plc
	4,115,000	6.38%, 06/27/2020(2)(4)(5)	4,716,861
GBP	2,345,000	7.00%, 06/27/2019(2)(4)(5)	3,508,854
		Morgan Stanley
$	5,275,000	3.95%, 04/23/2027	5,119,804
	3,275,000	4.00%, 07/23/2025	3,372,510
	4,270,000	4.30%, 01/27/2045	4,074,041
	2,915,000	4.35%, 09/08/2026	2,924,529
	500,000	4.88%, 11/01/2022	530,626
	5,925,000	5.55%, 04/27/2017	6,216,753
	5,240,000	6.25%, 08/28/2017	5,610,589
	1,600,000	7.30%, 05/13/2019	1,837,934
	1,024,000	PNC Bank NA 6.88%, 04/01/2018	1,122,164
		Royal Bank of Scotland Group plc
	1,815,000	6.13%, 12/15/2022	1,975,987
	4,270,000	7.50%, 08/10/2020(2)(5)	4,446,137
	910,000	8.00%, 08/10/2025(2)(5)	962,325
	14,000,000	Santander Issuances SAU 5.18%, 11/19/2025	13,787,872
	3,610,000	Santander UK Group Holdings plc 4.75%, 09/15/2025(1)	3,562,373
	5,785,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(4)(5)	6,132,100
	1,800,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(5)	1,739,126

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Commercial Banks - 12.4% - (continued)
$	4,795,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	$4,877,762
	1,600,000	UBS AG 7.63%, 08/17/2022	1,824,000
		Wells Fargo & Co.
	2,895,000	2.60%, 07/22/2020	2,887,583
	4,500,000	4.90%, 11/17/2045	4,540,131
	74,000	5.38%, 11/02/2043	79,198
	5,270,000	5.61%, 01/15/2044	5,854,438

			340,384,465

		Commercial Services - 0.2%
	2,045,000	ADT Corp. 6.25%, 10/15/2021	2,136,105
	1,430,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,379,950
		United Rentals North America, Inc.
	470,000	4.63%, 07/15/2023	468,825
	600,000	5.50%, 07/15/2025	582,000

			4,566,880

		Construction Materials - 0.2%
		Building Materials Corp. of America
	1,130,000	5.38%, 11/15/2024(1)	1,127,175
	930,000	6.00%, 10/15/2025(1)	948,600
	3,000,000	CRH America, Inc. 5.13%, 05/18/2045(1)	3,001,719
	1,015,000	Norbord, Inc. 6.25%, 04/15/2023(1)	1,002,312
	35,000	USG Corp. 5.50%, 03/01/2025(1)	35,525

			6,115,331

		Diversified Financial Services - 1.2%
	255,000	Aircastle Ltd. 5.50%, 02/15/2022	261,375
	3,992,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	4,148,518
		GE Capital International Funding Co.
	315,000	2.34%, 11/15/2020(1)	312,373
	1,871,000	4.42%, 11/15/2035(1)	1,909,322
		General Electric Capital Corp.
	154,000	5.88%, 01/14/2038	188,428
	388,000	6.88%, 01/10/2039	528,872
	2,285,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	2,284,433
		International Lease Finance Corp.
	3,920,000	5.88%, 04/01/2019	4,155,200
	1,620,000	6.75%, 09/01/2016(1)	1,664,550
		Navient Corp.
	1,590,000	5.50%, 01/15/2019	1,486,650
	1,005,000	7.25%, 01/25/2022	939,675
	3,925,000	Synchrony Financial 2.60%, 01/15/2019	3,910,898
		Visa, Inc.
	4,280,000	1.20%, 12/14/2017	4,275,202
	5,140,000	2.80%, 12/14/2022	5,161,244
	3,360,000	4.30%, 12/14/2045	3,408,918

			34,635,658

		Electric - 0.5%
	460,000	AES Corp. 5.50%, 03/15/2024	410,550

The accompanying notes are an integral part of these financial statements.

154

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Electric - 0.5% - (continued)
$	1,935,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	$1,928,713
	3,015,000	Duke Energy Progress LLC 4.38%, 03/30/2044	3,062,507
	3,600,000	Electricite de France S.A. 4.95%, 10/13/2045(1)	3,495,431
	3,070,000	Exelon Corp. 2.85%, 06/15/2020	3,053,216
	1,100,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	1,278,493

			13,228,910

		Electrical Components & Equipment - 0.0%
	945,000	EnerSys 5.00%, 04/30/2023(1)	940,275

		Engineering & Construction - 0.5%
	5,620,000	SBA Tower Trust 2.93%, 12/15/2042(1)	5,686,462
	7,645,000	3.60%, 04/15/2043(1)	7,617,507

			13,303,969

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	345,000	5.13%, 06/01/2021	349,312
	1,385,000	5.25%, 08/01/2020	1,412,700

			1,762,012

		Food - 0.4%
		Kraft Heinz Foods Co.
	7,100,000	2.00%, 07/02/2018(1)	7,066,488
	1,355,000	2.80%, 07/02/2020(1)	1,351,496
	1,645,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(1)	1,546,300

			9,964,284

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	335,000	5.50%, 07/15/2022(1)	324,950
	560,000	5.75%, 07/15/2023(1)	537,600
	1,415,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	1,369,012

			2,231,562

		Gas - 0.0%
	160,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	132,000

		Healthcare-Products - 0.6%
		Danaher Corp.
	1,790,000	2.40%, 09/15/2020	1,789,945
	1,060,000	3.35%, 09/15/2025	1,076,105
	280,000	Hologic, Inc. 5.25%, 07/15/2022(1)	285,600
		Medtronic, Inc.
	3,220,000	2.50%, 03/15/2020	3,242,846
	2,205,000	3.15%, 03/15/2022	2,229,072
	2,700,000	4.38%, 03/15/2035	2,729,273
	5,495,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	5,468,239

			16,821,080

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Healthcare-Services - 0.9%
$		Anthem, Inc.	$
	6,210,000	3.50%, 08/15/2024		6,063,332
	2,450,000	4.63%, 05/15/2042		2,313,574
	805,000	Community Health Systems, Inc. 5.13%, 08/01/2021		800,975
	3,660,000	HCA, Inc. 6.50%, 02/15/2020		3,987,570
	660,000	LifePoint Health, Inc. 5.88%, 12/01/2023		669,900
	220,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)		221,100
	3,695,000	Tenet Healthcare Corp. 6.00%, 10/01/2020		3,888,988
		UnitedHealth Group, Inc.
	2,775,000	3.35%, 07/15/2022		2,838,387
	2,550,000	3.75%, 07/15/2025		2,628,734
	925,000	4.75%, 07/15/2045		974,293

				24,386,853

		Holding Companies-Diversified - 0.2%
	5,700,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(1)		5,697,555

		Home Builders - 0.1%
	920,000	Agile Property Holdings Ltd. 8.88%, 04/28/2017(4)		926,900
	1,805,000	Lennar Corp. 4.50%, 06/15/2019		1,835,459
	1,050,000	Meritage Homes Corp. 6.00%, 06/01/2025		1,047,375
	65,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025		63,863

				3,873,597

		Insurance - 0.4%
	3,305,000	American International Group, Inc. 4.70%, 07/10/2035		3,284,942
		CNO Financial Group, Inc.
	55,000	4.50%, 05/30/2020		56,100
	240,000	5.25%, 05/30/2025		244,200
		Marsh & McLennan Cos., Inc.
	1,140,000	2.55%, 10/15/2018		1,150,859
	2,070,000	3.50%, 03/10/2025		2,037,863
	2,333,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)		3,387,749
	325,000	Pacific Life Insurance Co. 9.25%, 06/15/2039(1)		472,114

				10,633,827

		Iron/Steel - 0.1%
		ArcelorMittal
	800,000	5.13%, 06/01/2020		664,000
	320,000	6.13%, 06/01/2025		232,800
		Steel Dynamics, Inc.
	240,000	5.13%, 10/01/2021		222,000
	255,000	5.50%, 10/01/2024		232,687
	1,265,000	United States Steel Corp. 7.38%, 04/01/2020		657,294

				2,008,781

The accompanying notes are an integral part of these financial statements.

155

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		IT Services - 0.1%
$	2,825,000	Apple, Inc. 3.45%, 02/09/2045	$2,432,206

		Lodging - 0.0%
	1,205,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,145,027

		Machinery-Construction & Mining - 0.0%
	525,000	Oshkosh Corp. 5.38%, 03/01/2025	514,500

		Machinery-Diversified - 0.1%
	1,301,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,375,807

		Media - 2.6%
		21st Century Fox America, Inc.
	1,640,000	3.70%, 10/15/2025(1)	1,635,934
	2,775,000	6.15%, 03/01/2037	3,093,539
	1,175,000	6.20%, 12/15/2034	1,334,147
	1,955,000	8.00%, 10/17/2016	2,056,652
		CCO Holdings LLC / CCO Holdings Capital Corp.
	80,000	5.13%, 02/15/2023	80,100
	65,000	5.25%, 09/30/2022	65,650
	385,000	5.75%, 09/01/2023	394,625
		CCO Safari II LLC
	3,345,000	3.58%, 07/23/2020(1)	3,324,960
	2,250,000	4.46%, 07/23/2022(1)	2,242,147
	5,390,000	4.91%, 07/23/2025(1)	5,384,756
	6,105,000	6.48%, 10/23/2045(1)	6,115,006
	1,270,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,273,175
		Comcast Corp.
	2,745,000	4.75%, 03/01/2044	2,851,253
	425,000	5.70%, 07/01/2019	476,514
		Cox Communications, Inc.
	1,045,000	3.25%, 12/15/2022(1)	949,605
	1,985,000	3.85%, 02/01/2025(1)	1,818,580
	1,985,000	DIRECTV Holdings LLC 3.80%, 03/15/2022	1,997,551
		DISH DBS Corp.
	860,000	5.88%, 11/15/2024	765,400
	1,785,000	7.88%, 09/01/2019	1,941,188
		Grupo Televisa S.A.B.
	500,000	5.00%, 05/13/2045	429,902
	1,905,000	6.13%, 01/31/2046	1,893,761
	1,720,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,711,400
	1,715,000	NBC Universal Media LLC 5.95%, 04/01/2041	2,050,994
	645,000	Numericable-SFR SAS 4.88%, 05/15/2019(1)	639,356
		Sky plc
	1,395,000	2.63%, 09/16/2019(1)	1,388,555
	2,290,000	3.13%, 11/26/2022(1)	2,223,180
		TEGNA, Inc.
	4,005,000	5.13%, 10/15/2019	4,145,175
	565,000	5.13%, 07/15/2020	586,188
		Time Warner Cable, Inc.
	2,110,000	4.50%, 09/15/2042	1,655,890
	1,350,000	8.75%, 02/14/2019	1,566,072

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Media - 2.6% - (continued)
		Time Warner Entertainment Co., L.P.
$	80,000	8.38%, 03/15/2023	$98,247
	7,100,000	8.38%, 07/15/2033	8,375,934
		Time Warner, Inc.
	2,010,000	3.60%, 07/15/2025	1,956,693
	2,725,000	6.10%, 07/15/2040	2,943,381
	1,900,000	6.50%, 11/15/2036	2,145,771
	650,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	648,375

			72,259,656

		Mining - 0.1%
	3,065,000	Corp. Nacional del Cobre de Chile 4.50%, 09/16/2025(1)	2,886,268

		Miscellaneous Manufacturing - 0.2%
	4,618,770	General Electric Co. 4.10%, 12/15/2022(2)(5)	4,607,223

		Oil & Gas - 2.1%
	2,590,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	2,715,931
	435,000	Antero Resources Corp. 5.63%, 06/01/2023(1)	339,300
	1,760,000	BP Capital Markets plc 2.52%, 01/15/2020	1,754,276
	2,515,000	Cenovus Energy, Inc. 5.20%, 09/15/2043	1,968,714
	6,110,000	CNPC General Capital Ltd 1.45%, 04/16/2016(1)	6,108,106
	2,695,000	ConocoPhillips Co. 3.35%, 11/15/2024	2,464,621
	1,465,000	Continental Resources, Inc. 5.00%, 09/15/2022	1,080,437
	775,000	Devon Energy Corp. 5.85%, 12/15/2025	753,722
	3,225,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,289,750
	4,090,000	EnCana Corp. 6.50%, 05/15/2019	3,987,652
	1,695,000	Harvest Operations Corp. 6.88%, 10/01/2017	1,296,675
		Hess Corp.
	1,145,000	5.60%, 02/15/2041	965,141
	1,370,000	6.00%, 01/15/2040	1,214,517
	2,425,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,605,187
	2,780,000	Marathon Oil Corp. 2.70%, 06/01/2020	2,451,246
	3,315,000	Pertamina Persero PT 5.63%, 05/20/2043(4)	2,594,462
		Petrobras Global Finance B.V.
GBP	2,275,000	5.38%, 10/01/2029	1,922,565
$	3,230,000	6.75%, 01/27/2041	2,067,200
		Petroleos Mexicanos
	4,105,000	6.63%, 06/15/2035	3,668,844
MXN	70,000,000	7.47%, 11/12/2026	3,631,576
		Pioneer Natural Resources Co.
$	660,000	6.65%, 03/15/2017	681,425
	2,090,000	7.50%, 01/15/2020	2,219,799

The accompanying notes are an integral part of these financial statements.

156

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Oil & Gas - 2.1% - (continued)
		QEP Resources, Inc.
$	10,000	5.25%, 05/01/2023	$7,100
	45,000	5.38%, 10/01/2022	32,400
	55,000	6.80%, 03/01/2020	49,500
	255,000	SM Energy Co. 6.13%, 11/15/2022	187,425
		Statoil ASA
	15,000	3.70%, 03/01/2024	15,197
	3,400,000	3.95%, 05/15/2043	3,073,454
	250,000	Tesoro Corp. 5.13%, 04/01/2024	248,750
	190,000	WPX Energy, Inc. 5.25%, 09/15/2024	125,400
	4,350,000	YPF S.A. 8.50%, 07/28/2025(4)	4,143,375
	1,365,000	Zhaikmunai LLP 7.13%, 11/13/2019(4)	1,061,288

			57,725,035

		Oil & Gas Services - 0.1%
	1,555,000	Halliburton Co. 2.70%, 11/15/2020	1,537,037

		Packaging & Containers - 0.1%
	310,000	Ball Corp. 4.38%, 12/15/2020	314,844
	1,020,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	1,032,750
	505,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	512,575

			1,860,169

		Pharmaceuticals - 1.1%
		Actavis Funding SCS
	8,270,000	2.35%, 03/12/2018	8,278,617
	7,600,000	3.00%, 03/12/2020	7,593,958
		Cardinal Health, Inc.
	1,350,000	1.95%, 06/15/2018	1,346,484
	4,880,000	3.50%, 11/15/2024	4,885,666
	3,525,000	EMD Finance LLC 2.95%, 03/19/2022(1)	3,401,100
		Mylan N.V.
	1,485,000	3.00%, 12/15/2018(1)	1,481,723
	1,705,000	3.75%, 12/15/2020(1)	1,706,787
	1,770,000	Perrigo Co. plc 1.30%, 11/08/2016	1,757,482
	395,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	396,975

			30,848,792

		Pipelines - 0.9%
	430,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.25%, 04/01/2023(1)	299,925
		DCP Midstream LLC
	120,000	5.35%, 03/15/2020(1)	103,205
	145,000	9.75%, 03/15/2019(1)	147,646
		DCP Midstream Operating L.P.
	200,000	2.70%, 04/01/2019	162,018
	100,000	3.88%, 03/15/2023	75,483
	326,000	4.95%, 04/01/2022	266,801
	215,000	5.60%, 04/01/2044	130,574

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Pipelines - 0.9% - (continued)
$	3,137,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	$2,901,725
		Energy Transfer Partners L.P.
	435,000	4.75%, 01/15/2026	365,871
	9,305,000	5.95%, 10/01/2043	7,464,936
	3,500,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	2,595,642
		MPLX L.P.
	480,000	4.88%, 12/01/2024(1)	430,800
	495,000	4.88%, 06/01/2025(1)	443,025
	1,575,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	1,484,534
	1,550,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	1,340,562
		Tesoro Logistics L.P.
	605,000	5.50%, 10/15/2019(1)	586,850
	905,000	6.25%, 10/15/2022(1)	857,488
		Williams Partners L.P.
	6,110,000	3.60%, 03/15/2022	4,805,020
	1,140,000	4.30%, 03/04/2024	903,383

			25,365,488

		Real Estate - 0.2%
	5,110,000	ProLogis L.P. 3.35%, 02/01/2021	5,174,268

		Real Estate Investment Trusts - 1.3%
		American Tower Corp.
	3,065,000	3.40%, 02/15/2019	3,144,043
	1,760,000	4.50%, 01/15/2018	1,835,492
	3,650,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,553,290
		Duke Realty L.P.
	2,530,000	3.63%, 04/15/2023	2,471,979
	940,000	3.75%, 12/01/2024	914,261
		HCP, Inc.
	3,100,000	4.00%, 06/01/2025	3,026,880
	2,810,000	4.25%, 11/15/2023	2,813,951
		Kimco Realty Corp.
	3,610,000	3.13%, 06/01/2023	3,495,130
	1,485,000	3.40%, 11/01/2022	1,471,025
		Liberty Property L.P.
	2,165,000	3.38%, 06/15/2023	2,053,357
	1,430,000	4.13%, 06/15/2022	1,446,291
	2,766,000	Realty Income Corp. 3.25%, 10/15/2022	2,669,320
	1,245,000	UDR, Inc. 3.70%, 10/01/2020	1,286,060
	1,275,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,241,201
	4,955,000	Welltower, Inc. 4.50%, 01/15/2024	5,069,089

			36,491,369

		Retail - 0.7%
		CVS Health Corp.
	6,580,000	2.80%, 07/20/2020	6,609,557
	2,020,000	3.88%, 07/20/2025	2,061,572
	3,800,000	5.13%, 07/20/2045	4,003,038

The accompanying notes are an integral part of these financial statements.

157

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Retail - 0.7% - (continued)
$	1,684,857	CVS Pass-Through Trust 8.35%, 07/10/2031(1)	$2,084,899
		Group 1 Automotive, Inc.
	600,000	5.00%, 06/01/2022	594,000
	115,000	5.25%, 12/15/2023(1)	113,850
	2,750,000	Home Depot, Inc. 4.25%, 04/01/2046	2,811,300
	1,225,000	McDonald’s Corp. 2.75%, 12/09/2020	1,224,156
	300,000	Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/01/2025	303,000

			19,805,372

		Savings & Loans - 0.3%
		Nationwide Building Society
	1,025,000	2.35%, 01/21/2020(1)	1,018,108
GBP	4,235,000	6.88%, 06/20/2019(2)(4)(5)	6,258,845

			7,276,953

		Semiconductors - 0.2%
		NXP B.V. / NXP Funding LLC
$	420,000	4.13%, 06/15/2020(1)	420,000
	500,000	4.63%, 06/15/2022(1)	491,250
	1,290,000	QUALCOMM, Inc. 3.45%, 05/20/2025	1,237,315
	525,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	513,188
	310,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	322,400
	3,561,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,490,225

			6,474,378

		Shipbuilding - 0.0%
	145,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	147,175

		Software - 0.5%
	3,915,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(1)	4,100,962
	1,850,000	Audatex North America, Inc. 6.00%, 06/15/2021(1)	1,863,875
		First Data Corp.
	100,000	5.00%, 01/15/2024(1)	99,500
	1,180,000	5.38%, 08/15/2023(1)	1,185,900
	162,000	6.75%, 11/01/2020(1)	169,898
	4,330,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(1)	4,326,328
		MSCI, Inc.
	385,000	5.25%, 11/15/2024(1)	390,775
	465,000	5.75%, 08/15/2025(1)	476,625
	350,000	Open Text Corp. 5.63%, 01/15/2023(1)	346,500

			12,960,363

		Telecommunications - 1.7%
	345,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	340,688
		AT&T, Inc.
	1,245,000	4.50%, 05/15/2035	1,151,452
	3,095,000	4.75%, 05/15/2046	2,833,770
	205,000	5.80%, 02/15/2019	226,166

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.7% - (continued)
		Telecommunications - 1.7% - (continued)
$	610,000	CommScope, Inc. 4.38%, 06/15/2020(1)	$614,575
	3,005,000	Digicel Group Ltd. 7.13%, 04/01/2022(4)	2,253,750
	370,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	368,613
	7,400,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	7,285,300
	890,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	867,750
	955,000	Nokia Oyj 6.63%, 05/15/2039	977,089
		Sprint Communications, Inc.
	2,370,000	7.00%, 03/01/2020(1)	2,375,925
	1,766,000	9.00%, 11/15/2018(1)	1,858,715
		T-Mobile USA, Inc.
	1,995,000	6.46%, 04/28/2019	2,054,491
	860,000	6.63%, 04/28/2021	892,250
		Verizon Communications, Inc.
	6,623,000	4.27%, 01/15/2036	5,979,231
	3,185,000	4.40%, 11/01/2034	2,938,573
	4,926,000	4.52%, 09/15/2048	4,405,307
	8,189,000	4.67%, 03/15/2055	7,109,698
	1,240,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	1,227,600

			45,760,943

		Transportation - 0.6%
	1,180,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	1,524,238
	5,625,000	Kansas City Southern 3.00%, 05/15/2023(1)	5,322,898
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	970,000	2.50%, 06/15/2019(1)	954,158
	5,380,000	2.88%, 07/17/2018(1)	5,413,862
	1,490,000	4.88%, 07/11/2022(1)	1,549,740
	1,435,000	Ryder System, Inc. 2.55%, 06/01/2019	1,426,284

			16,191,180

		Total Corporate Bonds (cost $952,439,171)	$922,935,210

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
		Angola - 0.0%
$	1,130,000	Republic of Angola 9.50%, 11/12/2025(1)	$1,050,900

		Brazil - 0.3%
		Brazil Notas do Tesouro Nacional Series B
BRL	12,530,626	6.00%, 05/15/2019 (6)	3,078,805
	22,725,269	6.00%, 08/15/2022 (6)	5,395,365
	2,270,000	Brazilian Government International Bond 10.25%, 01/10/2028	504,923

			8,979,093

The accompanying notes are an integral part of these financial statements.

158

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.3% - (continued)
		Cameroon - 0.1%
$	3,796,000	Republic of Cameroon International Bond 9.50%, 11/19/2025(1)	$3,530,280

		Colombia - 0.1%
		Colombian TES
COP	7,567,097,460	3.00%, 03/25/2033 (6)	2,022,040
	3,536,334,053	3.50%, 03/10/2021 (6)	1,117,529

			3,139,569

		Costa Rica - 0.1%
CRC	756,700,000	Costa Rica Government International Bond 9.20%, 03/27/2019(1)	1,470,850

		Dominican Republic - 0.1%
$	2,990,000	Dominican Republic International Bond 5.50%, 01/27/2025(1)	2,877,875

		Gabon - 0.1%
	3,355,000	Gabon Government International Bond 6.38%, 12/12/2024(4)	2,662,461

		Hungary - 0.0%
HUF	137,490,000	Hungary Government Bond 5.50%, 06/24/2025	553,483

		Indonesia - 0.4%
$	4,305,000	Indonesia Government International Bond 4.75%, 01/08/2026(1)	4,251,885
		Indonesia Treasury Bond
IDR	63,456,000,000	7.00%, 05/15/2027	3,955,907
	45,837,000,000	8.38%, 03/15/2034	3,113,724

			11,321,516

		Jamaica - 0.1%
$	1,435,000	Jamaica Government International Bond 6.75%, 04/28/2028	1,424,237

		Malaysia - 0.1%
MYR	8,670,000	Malaysia Government Bond 3.49%, 03/31/2020	2,009,891

		Mexico - 0.3%
MXN	37,392,300	Mexican Bonos 10.00%, 12/05/2024	2,731,214
		Mexico Government International Bond
$	5,950,000	4.60%, 01/23/2046	5,265,773
GBP	460,000	5.63%, 03/19/2114	620,477

			8,617,464

		Peru - 0.2%
PEN	15,541,000	Peru Government Bond 5.20%, 09/12/2023	4,077,550
$	1,635,000	Peruvian Government International Bond 4.13%, 08/25/2027	1,602,300

			5,679,850

		Poland - 0.1%
PLN	6,262,000	Poland Government Bond 3.25%, 07/25/2025	1,641,881

		Romania - 0.0%
RON	2,030,000	Romania Government Bond 5.85%, 04/26/2023	562,837

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 3.3% - (continued)
		Russia - 0.2%
		Russian Federal Bond - OFZ
RUB	100,485,000	7.50%, 02/27/2019	$1,292,127
	348,065,000	14.42%, 01/29/2020(2)	4,894,366

			6,186,493

		South Africa - 0.1%
ZAR	44,965,000	South Africa Government Bond 7.75%, 02/28/2023	2,640,985

		Thailand - 0.1%
THB	56,979,000	Thailand Government Bond 3.85%, 12/12/2025	1,767,468

		Tunisia - 0.1%
$	2,975,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(4)	2,574,773

		Turkey - 0.3%
		Turkey Government Bond
TRY	17,081,003	2.00%, 04/16/2025 (6)	5,498,321
	6,207,668	2.50%, 05/04/2016 (6)	2,119,492
	5,240,000	7.10%, 03/08/2023	1,484,553

			9,102,366

		Uruguay - 0.5%
		Uruguay Government International Bond
UYU	98,773,607	3.70%, 06/26/2037 (6)	2,583,831
	160,538,455	4.25%, 04/05/2027 (6)	4,848,621
$	4,590,000	4.38%, 10/27/2027	4,509,675
UYU	35,545,044	4.38%, 12/15/2028 (6)	1,069,381

			13,011,508

		Total Foreign Government Obligations (cost $100,184,951)	$90,805,780

MUNICIPAL BONDS - 1.1%
		Development - 0.1%
		State of California
$	790,000	7.60%, 11/01/2040	$1,172,558
	175,000	7.63%, 03/01/2040	254,847

			1,427,405

		General - 0.3%
	4,560,000	Chicago Transit Auth 6.90%, 12/01/2040	5,299,723
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	3,325,000	6.15%, 07/01/2038	989,187
	1,575,000	6.20%, 07/01/2039	468,563
	7,965,000	6.30%, 07/01/2043	2,369,587
	1,995,000	6.55%, 07/01/2058	593,513

			9,720,573

		General Obligation - 0.4%
	6,650,000	California State GO, Taxable 7.55%, 04/01/2039	9,659,192
	2,300,000	Illinois State, GO 5.10%, 06/01/2033	2,174,995

			11,834,187

		Higher Education - 0.2%
	5,580,000	University of California 4.60%, 05/15/2031	5,947,666

The accompanying notes are an integral part of these financial statements.

159

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		Utility - Electric - 0.1%
$	1,485,000	Municipal Electric Auth. Georgia 6.64%, 04/01/2057	$1,782,163

		Total Municipal Bonds (cost $33,898,344)	$30,711,994

SENIOR FLOATING RATE INTERESTS - 5.8%(7)
		Advertising - 0.0%
$	875,425	Acosta Holdco, Inc. 4.25%, 09/26/2021	$830,717

		Aerospace/Defense - 0.1%
	1,759,091	BE Aerospace, Inc. 4.00%, 12/16/2021	1,755,133
	259,760	DigitalGlobe, Inc. 4.75%, 01/31/2020	254,349
	992,861	Transdigm, Inc. 3.50%, 05/14/2022	959,530

			2,969,012

		Agriculture - 0.0%
	721,641	Pinnacle Operating Corp. 4.75%, 11/15/2018	685,559

		Airlines - 0.0%
	940,900	Delta Air Lines, Inc. 3.25%, 10/18/2018	936,327

		Auto Manufacturers - 0.2%
		Chrysler Group LLC
	1,515,500	3.25%, 12/31/2018	1,499,587
	2,634,637	3.50%, 05/24/2017	2,623,282
	527,350	Jaguar Holding Co. 4.25%, 08/18/2022	511,529
	542,193	MPG Holdco I Inc. 3.75%, 10/20/2021	528,893

			5,163,291

		Auto Parts & Equipment - 0.1%
	455,707	Affinia Group Intermediate Holdings, Inc. 4.75%, 04/27/2020	453,716
	768,300	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	754,855
	1,627,261	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	1,554,034

			2,762,605

		Chemicals - 0.2%
	468,415	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	464,611
	243,038	AIlnex USA, Inc. 4.50%, 10/03/2019	241,065
	1,149,225	Chemours Co. 3.75%, 05/12/2022	1,049,622
	3,435,734	Ineos U.S. Finance LLC 3.75%, 05/04/2018	3,340,289
	606,290	Nexeo Solutions LLC 5.00%, 09/08/2017	575,599
	681,848	Univar, Inc. 4.25%, 07/01/2022	658,644

			6,329,830

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Coal - 0.1%
$	540,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	$141,750
	2,865,808	Arch Coal, Inc. 6.25%, 05/16/2018	1,261,758

			1,403,508

		Commercial Services - 0.1%
	989,147	Moneygram International, Inc. 4.25%, 03/27/2020	900,945
	649,406	ON Assignment, Inc. 3.75%, 06/03/2022	645,886
	1,262,883	ServiceMaster Co. 4.25%, 07/01/2021	1,247,097

			2,793,928

		Distribution/Wholesale - 0.0%
	730,850	ABC Supply Co., Inc. 3.50%, 04/16/2020	723,768

		Diversified Financial Services - 0.1%
	765,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	761,037
	292,054	TransFirst, Inc. 4.75%, 11/12/2021	289,186
	1,084,426	Walter Investment Management Corp. 4.75%, 12/19/2020	929,223

			1,979,446

		Electric - 0.1%
	1,367,007	Calpine Corp. 3.25%, 01/31/2022	1,291,822
	625,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	416,669
	600,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/19/2016	597,150
	2,128,209	Seadrill Partners Finco LLC 4.00%, 02/21/2021	879,652
	800,000	Texas Competitive Electric Holdings Co. LLC 4.73%, 10/10/2017(8)	246,800

			3,432,093

		Electronics - 0.1%
	2,810,547	CDW LLC 3.25%, 04/29/2020	2,736,068

		Entertainment - 0.0%
	579,150	Scientific Games International, Inc. 6.00%, 10/01/2021	526,198

		Food - 0.2%
		Albertsons LLC
	798,963	5.50%, 08/25/2021	791,277
	310,000	5.50%, 12/21/2022	307,830
	999,688	Aramark Services, Inc. 3.25%, 02/24/2021	988,441
	395,000	B&G Foods, Inc. 3.75%, 11/02/2022	394,135
	458,850	Hostess Brands LLC 4.50%, 08/03/2022	455,982
	1,105,000	JBS USA LLC 4.00%, 10/30/2022	1,100,856

The accompanying notes are an integral part of these financial statements.

160

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Food - 0.2% - (continued)
$	1,124,150	U.S. Foods, Inc. 4.50%, 03/31/2019	$1,108,220

			5,146,741

		Food Service - 0.0%
	591,000	Hearthside Food Solutions 4.50%, 06/02/2021	578,193

		Forest Products & Paper - 0.0%
	834,554	Wilsonart LLC 4.00%, 10/31/2019	812,296

		Healthcare-Products - 0.1%
	1,498,313	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	1,449,618
	433,913	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	420,895

			1,870,513

		Healthcare-Services - 0.5%
	1,176,133	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,152,610
	201,925	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	199,906
	370,313	CDRH Parent, Inc. 5.25%, 07/01/2021	289,770
		Community Health Systems, Inc.
	1,687,250	3.66%, 12/31/2018	1,661,233
	491,286	3.75%, 12/31/2019	478,085
	903,953	4.00%, 01/27/2021	888,459
	1,817,325	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,807,475
	840,000	Envision Healthcare Corp. 4.50%, 10/28/2022	833,700
	2,135,838	HCA, Inc. 3.36%, 05/01/2018	2,131,844
	1,008,636	IMS Health, Inc. 3.50%, 03/17/2021	983,420
	428,447	Opal Acquisition, Inc. 5.00%, 11/27/2020	346,327
	1,585,850	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	1,338,061
	514,800	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	507,505
	1,395,000	U.S. Renal Care, Inc. 0.00%, 12/31/2022(9)	1,381,050

			13,999,445

		Insurance - 0.5%
		Asurion LLC
	583,150	5.00%, 05/24/2019	545,065
	1,811,477	5.00%, 08/04/2022	1,652,067
	1,870,000	8.50%, 03/03/2021	1,584,825
	794,625	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	760,194
	4,603,928	Evertec Group LLC 3.25%, 04/17/2020	4,412,082
	413,166	National Financial Partners Corp. 4.50%, 07/01/2020	395,949
		Sedgwick Claims Management Services, Inc.
	2,922,461	3.75%, 03/01/2021	2,798,256
	1,250,000	6.75%, 02/28/2022	1,125,000
	999,738	USI, Inc. 4.25%, 12/27/2019	965,497

			14,238,935

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Internet - 0.1%
$	731,466	Lands’ End, Inc. 4.25%, 04/04/2021	$629,061
	1,802,057	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,769,548

			2,398,609

		Leisure Time - 0.2%
	1,060,462	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,054,406
		Delta 2 (LUX) S.a.r.l.
	2,675,000	4.75%, 07/30/2021	2,580,118
	1,390,000	7.75%, 07/31/2022	1,278,105

			4,912,629

		Lodging - 0.3%
	3,460,431	Caesars Entertainment Operating Co. 11.25%, 03/01/2017(10)	3,059,020
	783,075	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	685,191
	512,425	Eldorado Resorts LLC 4.25%, 07/13/2022	507,301
	995,313	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	992,516
	1,186,672	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	1,154,038
	1,343,450	MGM Resorts International 3.50%, 12/20/2019	1,323,298
	364,237	Station Casinos LLC 4.25%, 03/02/2020	356,271

			8,077,635

		Machinery-Construction & Mining - 0.1%
	1,547,380	American Rock Salt Holdings LLC 4.75%, 05/20/2021	1,474,855
	608,122	Neff Rental LLC 7.25%, 06/09/2021	492,578

			1,967,433

		Machinery-Diversified - 0.1%
	1,876,250	Gates Global, Inc. 4.25%, 07/05/2021	1,755,626

		Media - 0.4%
	938,866	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	901,048
	1,778,970	AVSC Holding Corp. 4.50%, 01/24/2021	1,705,588
		Charter Communications Operating LLC
	2,998,125	3.00%, 07/01/2020	2,938,792
	375,000	3.50%, 01/24/2023	374,220
	434,850	Media General, Inc. 4.00%, 07/31/2020	428,462
	710,000	Neptune Finco Corp. 5.00%, 10/09/2022	708,005
	1,029,600	Numericable U.S. LLC 4.50%, 05/21/2020	989,446
	1,816,566	Tribune Media Co. 3.75%, 12/27/2020	1,786,484
	1,952,632	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,909,615

			11,741,660

The accompanying notes are an integral part of these financial statements.

161

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Metal Fabricate/Hardware - 0.0%
$	1,306,159	Rexnord LLC 4.00%, 08/21/2020	$1,262,900

		Mining - 0.1%
	461,775	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	453,002
	2,017,270	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	1,490,460
	639,462	Minerals Technologies, Inc. 3.77%, 05/09/2021	636,264

			2,579,726

		Miscellaneous Manufacturing - 0.0%
	216,126	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	207,211

		Oil & Gas - 0.1%
	533,250	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	249,294
	1,514,040	Fieldwood Energy LLC 3.88%, 09/28/2018	984,126
	600,000	Templar Energy LLC 8.50%, 11/25/2020	63,000

			1,296,420

		Packaging & Containers - 0.3%
	3,282,188	Berry Plastics Holding Corp. 3.50%, 02/08/2020	3,214,312
	1,227,868	BWAY Holding Co., Inc. 5.50%, 08/14/2020	1,174,922
	516,155	Mauser U.S. Corp. 4.50%, 07/31/2021	503,251
	339,150	Owens-Illinois, Inc. 3.50%, 08/06/2022	337,244
	1,846,731	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,826,343
	709,167	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	682,573

			7,738,645

		Pharmaceuticals - 0.1%
	1,400,000	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,379,588
	875,619	Valeant Pharmaceuticals International, Inc. 4.00%, 04/01/2022	840,376

			2,219,964

		Pipelines - 0.1%
	738,882	Energy Transfer Equity L.P. 4.00%, 12/02/2019	661,300
	1,404,375	EP Energy LLC 4.50%, 04/30/2019	1,084,880
	807,175	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	758,744

			2,504,924

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	995,000	4.25%, 11/04/2021	969,190
	415,000	9.25%, 11/04/2022	408,082

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Real Estate - 0.1% - (continued)
$	245,000	Equinix, Inc. 0.00%, 11/20/2022(9)	$245,612

			1,622,884

		Retail - 0.3%
	511,138	Bass Pro Group LLC 4.00%, 06/05/2020	491,116
	604,125	Burger King 3.75%, 12/12/2021	598,084
	205,000	Coty, Inc. 3.75%, 10/27/2022	203,079
	675,017	Dollar Tree, Inc. 3.50%, 07/06/2022	672,067
	410,000	Galleria Co. 0.00%, 10/22/2022(9)	406,158
	936,739	Michaels Stores, Inc. 4.00%, 01/28/2020	929,320
	1,555,727	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,372,929
	570,413	Party City Holdings, Inc. 4.25%, 08/19/2022	552,947
	1,815,875	PetSmart, Inc. 4.25%, 03/11/2022	1,765,485
	250,000	Rite Aid Corp. 5.75%, 08/21/2020	250,125
	570,000	Staples, Inc. 0.00%, 04/07/2021(9)	562,636

			7,803,946

		Semiconductors - 0.2%
		Avago Technologies Cayman Ltd.
	1,550,000	0.00%, 11/06/2022(9)	1,531,602
	1,284,025	3.75%, 05/06/2021	1,279,749
	868,189	Lattice Semiconductor Corp. 5.25%, 03/10/2021	807,416
		NXP B.V.
	1,045,274	3.25%, 01/11/2020	1,030,640
	1,105,000	3.75%, 12/07/2020	1,098,646

			5,748,053

		Software - 0.6%
	358,200	Epicor Software Corp. 4.75%, 06/01/2022	348,862
		First Data Corp.
	5,740,000	3.92%, 03/24/2018	5,657,861
	845,000	4.42%, 03/24/2021	840,775
	835,152	Hyland Software, Inc. 4.75%, 07/01/2022	821,372
	1,626,921	Infor U.S., Inc. 3.75%, 06/03/2020	1,523,888
		Kronos, Inc.
	2,693,237	4.50%, 10/30/2019	2,644,436
	593,762	9.75%, 04/30/2020	588,816
		SS&C Technologies, Inc.
	1,086,813	4.01%, 07/08/2022	1,077,303
	160,518	4.02%, 07/08/2022	159,114
	1,675,504	Verint Systems, Inc. 3.50%, 09/06/2019	1,664,613

			15,327,040

The accompanying notes are an integral part of these financial statements.

162

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(7) - (continued)
		Telecommunications - 0.3%
$	572,125	Altice Financing S.A. 5.25%, 02/04/2022	$569,087
	304,238	CommScope, Inc. 3.83%, 12/29/2022	301,767
	2,020,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,986,165
	427,806	LTS Buyer LLC 4.00%, 04/13/2020	415,614
	1,825,866	SBA Senior Finance II LLC 3.25%, 03/24/2021	1,784,784
	425,000	T-Mobile USA, Inc. 3.50%, 11/09/2022	424,537
	205,000	TransFirst, Inc. 9.00%, 11/12/2022	200,131
	2,625,000	Ziggo Financing Partnership 3.50%, 01/15/2022	2,545,882

			8,227,967

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	60,000	1.50%, 01/23/2017(11)	59,250
	539,648	4.00%, 07/31/2022	532,902

			592,152

		Trucking & Leasing - 0.0%
	1,161,000	Consolidated Container Co. 5.00%, 07/03/2019	1,049,544

		Total Senior Floating Rate Interests (cost $169,708,990)	$158,953,441

U.S. GOVERNMENT AGENCIES - 39.7%
		FHLMC - 12.9%
$	318,131	0.00%, 11/15/2036(12)	$283,820
	65,156,398	0.32%, 10/25/2020(2)(3)	635,294
	31,149,431	1.97%, 08/25/2018(2)(3)	1,340,229
	2,880,000	2.27%, 10/25/2027(2)	2,840,575
	3,200,000	2.62%, 02/25/2024(2)	3,189,270
	3,301,000	2.82%, 10/25/2024(2)	3,310,501
	3,100,000	2.82%, 01/25/2025(2)	3,147,431
	3,500,000	2.92%, 08/25/2024(2)	3,530,598
	4,823,750	3.00%, 08/01/2029	4,989,114
	16,350,000	3.00%, 01/01/2031(13)	16,848,243
	1,478,622	3.00%, 03/15/2033	200,709
	34,350,000	3.00%, 01/01/2046(13)	34,293,261
	11,200,000	3.02%, 12/25/2027(2)	11,138,392
	3,300,000	3.07%, 03/25/2028(2)	3,268,579
	14,126,000	3.27%, 04/25/2028(2)	14,098,025
	9,200,000	3.50%, 01/01/2031(13)	9,616,012
	9,306,386	3.50%, 08/01/2034	9,712,843
	51,850,000	3.50%, 01/01/2046(13)	53,373,597
	9,772,729	4.00%, 08/01/2025	10,321,137
	6,732,754	4.00%, 07/15/2027(3)	788,507
	7,272,723	4.00%, 05/01/2042	7,704,711
	1,983,135	4.00%, 08/01/2042	2,098,873
	3,286,644	4.00%, 09/01/2042	3,483,537
	968,643	4.00%, 07/01/2044	1,028,981
	483,282	4.00%, 06/01/2045	511,341
	81,775,000	4.00%, 01/01/2046(13)	86,386,014
	1,578,488	4.50%, 03/15/2041	1,796,724
	20,850,000	4.50%, 01/01/2046(13)	22,460,663

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 39.7% - (continued)
		FHLMC - 12.9% - (continued)
$	5,582,327	4.75%, 07/15/2039	$6,027,161
	2,640	5.50%, 10/01/2018	2,734
	103,003	5.50%, 03/01/2028	113,756
	189,216	5.50%, 04/01/2033	209,869
	1,859,557	5.50%, 05/01/2034	2,067,163
	3,076	5.50%, 11/01/2035	3,398
	51,872	5.50%, 05/01/2037	57,718
	118,591	5.50%, 11/01/2037	131,915
	202,373	5.50%, 02/01/2038	225,198
	85,665	5.50%, 04/01/2038	95,312
	104,995	5.50%, 06/01/2038	116,665
	11,835,837	5.50%, 08/01/2038	13,163,841
	1,118,333	5.50%, 09/01/2038	1,243,381
	22,732	5.50%, 12/01/2039	25,267
	300,443	5.50%, 02/01/2040	334,196
	946,107	5.50%, 05/01/2040	1,052,317
	979,493	5.50%, 08/01/2040	1,089,555
	3,664,444	5.50%, 06/01/2041	4,075,327
	87	6.00%, 04/01/2017	89
	99	6.00%, 05/01/2017	101
	159	6.00%, 07/01/2017	161
	1,796	6.00%, 07/01/2029	2,018
	469,126	6.00%, 10/01/2032	535,718
	511,554	6.00%, 11/01/2032	576,399
	569,538	6.00%, 12/01/2032	650,900
	34,715	6.00%, 11/01/2033	39,673
	62,049	6.00%, 01/01/2034	70,853
	38,773	6.00%, 02/01/2034	44,310
	472,630	6.00%, 08/01/2034	539,909
	519,322	6.00%, 09/01/2034	593,491
	447,516	6.00%, 01/01/2035	508,450
	4,065,994	6.00%, 11/01/2037	4,591,838
	1,100,000	6.00%, 01/01/2046(13)	1,237,027
	275	6.50%, 07/01/2031	313
	374	6.50%, 08/01/2032	426
	1,997,859	6.50%, 07/15/2036	2,256,372
	292,653	6.50%, 12/01/2037	333,290
	218	7.50%, 09/01/2029	233
	3,359	7.50%, 11/01/2031	3,841

			354,417,166

		FNMA - 17.9%
	263,781	0.00%, 03/25/2036(12)	226,079
	2,341,208	0.00%, 06/25/2036(12)	2,081,679
	8,757,123	1.88%, 04/25/2055(2)(3)	595,003
	135,000	2.44%, 01/01/2023	133,624
	1,709,360	2.50%, 06/25/2028(3)	156,587
	35,075,000	2.50%, 01/01/2031(13)	35,352,271
	307,183	2.50%, 01/01/2043	296,851
	6,358,541	2.50%, 02/01/2043	6,145,072
	2,654,471	2.50%, 03/01/2043	2,565,068
	5,220,067	2.50%, 05/01/2043	5,044,463
	3,222,727	2.50%, 06/01/2043	3,114,177
	2,399,997	2.50%, 04/01/2045	2,319,133
	1,874,582	2.64%, 03/01/2027	1,812,981
	9,780,000	2.65%, 06/01/2025	9,559,784
	13,400,000	2.69%, 04/01/2025	13,144,031
	4,115,000	2.78%, 02/01/2027	4,026,794
	5,090,000	2.82%, 07/01/2025	5,050,731
	4,705,000	2.85%, 02/01/2027	4,623,243
	11,555,658	3.00%, 01/25/2028(3)	1,149,729

The accompanying notes are an integral part of these financial statements.

163

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 39.7% - (continued)
		FNMA - 17.9% - (continued)
$	4,824,256	3.00%, 04/25/2028(3)	$493,013
	31,625,000	3.00%, 01/01/2046(13)	31,625,288
	540,000	3.16%, 12/01/2026	543,495
	1,055,000	3.21%, 05/01/2023	1,090,870
	505,200	3.24%, 12/01/2026	513,067
	1,454,490	3.26%, 05/01/2024	1,500,796
	575,000	3.34%, 04/01/2024	596,444
	217,011	3.45%, 01/01/2024	226,478
	228,777	3.47%, 01/01/2024	239,062
	2,678,865	3.50%, 05/25/2030(3)	350,188
	4,400,000	3.50%, 01/01/2031(13)	4,607,799
	209,700,000	3.50%, 01/01/2046(13)	216,352,355
	571,888	3.67%, 08/01/2023	605,667
	155,000	3.70%, 10/01/2023	164,084
	2,053,281	3.74%, 06/01/2026	2,166,556
	210,000	3.76%, 03/01/2024	223,167
	315,000	3.86%, 12/01/2025	335,456
	165,000	3.86%, 11/01/2023	176,447
	542,789	3.87%, 10/01/2025	578,243
	694,196	3.89%, 05/01/2030	758,542
	730,286	3.93%, 10/01/2023	782,992
	303,459	3.96%, 05/01/2034	336,551
	195,000	3.97%, 05/01/2029	207,672
	4,899,905	4.00%, 06/01/2025	5,198,997
	1,364,114	4.00%, 10/01/2025	1,446,923
	1,203,817	4.00%, 03/25/2042(3)	185,340
	1,126,971	4.00%, 08/01/2042	1,195,142
	707,358	4.00%, 11/25/2042(3)	118,005
	1,595,730	4.00%, 04/01/2045	1,692,075
	1,905,322	4.00%, 05/01/2045	2,020,358
	1,467,734	4.00%, 06/01/2045	1,556,351
	26,475,000	4.00%, 01/01/2046(13)	28,015,101
	2,852,020	4.02%, 11/01/2028	3,051,599
	453,956	4.06%, 10/01/2028	494,223
	1,655,718	4.50%, 04/01/2025	1,788,235
	1,806,443	4.50%, 07/25/2027(3)	212,730
	7,639,131	4.50%, 08/01/2040	8,311,705
	7,689,665	4.50%, 10/01/2040	8,323,241
	3,413,970	4.50%, 10/01/2041	3,687,181
	3,204,066	4.50%, 09/01/2043	3,460,478
	4,075,000	4.50%, 01/01/2046(13)	4,400,491
	4,351	5.00%, 02/01/2018	4,506
	90,432	5.00%, 04/01/2018	93,637
	597,055	5.00%, 05/01/2018	618,798
	694,080	5.00%, 06/01/2018	719,097
	18,152	5.00%, 07/01/2018	18,864
	208,096	5.00%, 09/01/2018	215,814
	458,945	5.00%, 01/01/2020	475,207
	1,625,111	5.00%, 06/01/2022	1,746,495
	594,418	5.00%, 06/01/2025	643,783
	1,503,746	5.00%, 04/25/2038	1,617,388
	13,400,000	5.00%, 01/01/2046(13)	14,749,108
	1,099,087	5.46%, 05/25/2042(2)(3)	142,963
	7,063	5.50%, 01/01/2017	7,165
	103,994	5.50%, 02/01/2018	106,476
	2,841	5.50%, 06/01/2018	2,947
	17,484	5.50%, 11/01/2018	18,002
	87,180	5.50%, 08/01/2019	91,821
	166,287	5.50%, 09/01/2019	173,661
	43,524	5.50%, 10/01/2019	45,490
	18,761	5.50%, 01/01/2020	19,506

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 39.7% - (continued)
		FNMA - 17.9% - (continued)
$	13,139	5.50%, 03/01/2020	$13,734
	842,155	5.50%, 05/01/2020	887,178
	389,552	5.50%, 06/01/2022	420,840
	475,651	5.50%, 06/01/2033	534,754
	436,890	5.50%, 08/01/2033	491,282
	2,206,575	5.50%, 09/01/2033	2,475,070
	2,142,957	5.50%, 12/01/2033	2,431,093
	1,846,488	5.50%, 01/01/2034	2,072,198
	7,995,716	5.50%, 11/01/2035	9,006,157
	2,588,261	5.50%, 04/01/2036	2,902,495
	1,927,615	5.50%, 09/01/2036	2,164,622
	221,906	5.50%, 01/01/2037	247,491
	1,311,192	5.50%, 04/25/2037	1,456,709
	5,209,296	5.50%, 06/25/2042(3)	850,124
	3,168	6.00%, 04/01/2016	3,170
	9,162	6.00%, 06/01/2016	9,203
	7,721	6.00%, 07/01/2016	7,743
	231	6.00%, 10/01/2016	233
	5,507	6.00%, 03/01/2022	5,937
	755,331	6.00%, 12/01/2032	854,351
	907,404	6.00%, 01/01/2033	1,031,969
	149,954	6.00%, 02/01/2033	169,631
	1,061,375	6.00%, 03/01/2033	1,205,701
	2,308,572	6.00%, 02/01/2037	2,605,150
	22	6.50%, 07/01/2016	23
	548	6.50%, 05/01/2017	559
	1,819	6.50%, 05/01/2031	2,079
	1,564	6.50%, 09/01/2031	1,813
	2,861	6.50%, 07/01/2032	3,282
	1	7.00%, 02/01/2016	1
	2,507	7.00%, 07/01/2029	2,907
	104	7.00%, 12/01/2030	107
	948	7.00%, 02/01/2032	1,039
	415	7.00%, 03/01/2032	482
	2,248	7.00%, 09/01/2032	2,418
	66,705	7.00%, 10/01/2037	68,973
	4,494	7.50%, 10/01/2022	5,019
	2,557	7.50%, 06/01/2027	3,028
	3,267	7.50%, 10/01/2029	3,431
	25,965	7.50%, 03/01/2030	29,783
	14,886	7.50%, 04/01/2030	16,816
	1,777	7.50%, 06/01/2030	2,092
	3,093	7.50%, 07/01/2030	3,554
	817	7.50%, 08/01/2030	953
	6,461	7.50%, 10/01/2030	6,584
	8,695	7.50%, 01/01/2031	8,941
	5,004	7.50%, 02/01/2031	5,200
	38,823	7.50%, 05/01/2031	47,556
	23,570	7.50%, 06/01/2031	26,663
	2,931	7.50%, 08/01/2031	3,425
	43,372	7.50%, 09/01/2031	45,528
	439	7.50%, 05/01/2032	520
	425	8.00%, 04/01/2032	427

			490,680,473

		GNMA - 8.9%
	11,939,044	3.00%, 03/15/2045	12,103,344
	557,715	3.00%, 04/15/2045	565,390
	2,944,766	3.00%, 06/20/2045	2,988,703
	7,650,344	3.00%, 07/15/2045	7,755,625
	18,751,665	3.00%, 07/20/2045	19,031,449

The accompanying notes are an integral part of these financial statements.

164

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 39.7% - (continued)
		GNMA - 8.9% - (continued)
$	138,425	3.00%, 08/15/2045	$140,330
	613,810	3.50%, 11/15/2042	642,546
	19,760	3.50%, 12/15/2042	20,614
	430,643	3.50%, 02/15/2043	448,442
	19,099	3.50%, 03/15/2043	19,922
	2,675,033	3.50%, 04/15/2043	2,790,306
	9,458,261	3.50%, 05/15/2043	9,863,263
	56,550,000	3.50%, 01/01/2046(13)	58,951,170
	11,180,954	4.00%, 07/20/2040	11,975,524
	12,440,839	4.00%, 09/20/2040	13,324,768
	18,532,244	4.00%, 10/20/2040	19,857,311
	2,547,520	4.00%, 12/20/2040	2,723,429
	850,875	4.00%, 05/16/2042(3)	123,408
	524,728	4.00%, 01/20/2044	120,885
	13,825,000	4.00%, 01/01/2046(13)	14,681,500
	407,080	4.50%, 11/15/2039	439,839
	3,993,834	4.50%, 05/15/2040	4,357,924
	13,540,716	4.50%, 05/20/2040	14,749,930
	472,812	4.50%, 06/15/2041	509,646
	536,482	4.50%, 07/15/2041	584,563
	3,300,000	4.50%, 01/01/2046(13)	3,545,437
	1,402,886	5.00%, 05/20/2040	1,550,044
	3,448,745	5.00%, 06/15/2041	3,806,776
	4,164,628	5.00%, 10/16/2041(3)	726,011
	5,428,889	5.00%, 03/15/2044	5,992,581
	5,600,000	5.00%, 01/01/2046(13)	6,134,853
	838,590	5.50%, 03/15/2033	940,454
	1,317,345	5.50%, 04/15/2033	1,515,991
	1,301,077	5.50%, 05/15/2033	1,496,963
	2,218,270	5.50%, 10/20/2034	2,472,258
	2,312	6.00%, 12/15/2023	2,594
	1,394	6.00%, 01/15/2029	1,575
	2,412	6.00%, 04/15/2029	2,784
	84,295	6.00%, 12/15/2031	97,215
	1,509	6.00%, 10/15/2032	1,743
	35,695	6.00%, 06/15/2033	41,234
	3,789	6.00%, 03/15/2034	4,250
	85,070	6.00%, 08/15/2034	96,160
	204,366	6.00%, 09/15/2034	235,779
	71,735	6.00%, 02/15/2035	81,123
	447,212	6.00%, 12/15/2035	513,653
	94,453	6.00%, 02/15/2036	105,954
	350,993	6.00%, 03/15/2036	402,494
	52,887	6.00%, 04/15/2036	59,327
	259,556	6.00%, 05/15/2036	299,362
	560,899	6.00%, 06/15/2036	643,227
	400,441	6.00%, 07/15/2036	458,594
	67,057	6.00%, 08/15/2036	77,136
	346,376	6.00%, 02/15/2037	397,097
	2,112	6.00%, 05/15/2037	2,386
	746,968	6.00%, 06/15/2037	859,601
	622,653	6.00%, 07/15/2037	703,958
	138,928	6.00%, 08/15/2037	158,691
	93,804	6.00%, 09/15/2037	105,227
	181,358	6.00%, 10/15/2037	204,991
	210,978	6.00%, 11/15/2037	238,408
	205,538	6.00%, 12/15/2037	235,452
	360,529	6.00%, 01/15/2038	410,780
	35,821	6.00%, 02/15/2038	40,511
	61,409	6.00%, 05/15/2038	69,512
	12,410	6.00%, 06/15/2038	14,024

Shares or Principal Amount				Market Value†
U.S. GOVERNMENT AGENCIES - 39.7% - (continued)
			GNMA - 8.9% - (continued)
	$	86,991	6.00%, 08/15/2038	$98,433
		251,538	6.00%, 09/15/2038	284,581
		248,830	6.00%, 10/15/2038	287,364
		558,911	6.00%, 11/15/2038	631,588
		332,514	6.00%, 12/15/2038	377,521
		3,545	6.00%, 01/15/2039	4,006
		44,960	6.00%, 08/15/2039	50,438
		179,277	6.00%, 11/15/2039	202,587
		143,878	6.00%, 02/15/2040	161,399
		1,875,202	6.00%, 06/15/2040	2,119,016
		359,673	6.00%, 07/15/2040	406,437
		1,921,431	6.00%, 06/15/2041	2,171,278
		29,561	6.50%, 06/15/2028	33,821
		992	6.50%, 07/15/2028	1,135
		4,695	6.50%, 08/15/2028	5,372
		21,832	6.50%, 09/15/2028	24,978
		18,955	6.50%, 10/15/2028	21,686
		6,868	6.50%, 11/15/2028	7,858
		13,719	6.50%, 12/15/2028	15,696
		21,251	6.50%, 01/15/2029	24,314
		41,661	6.50%, 02/15/2029	47,665
		383,896	6.50%, 03/15/2029	439,228
		53,708	6.50%, 04/15/2029	61,450
		34,080	6.50%, 05/15/2029	38,992
		225,725	6.50%, 06/15/2029	258,259
		21,165	6.50%, 07/15/2029	24,215
		667	6.50%, 03/15/2031	763
		312,328	6.50%, 04/15/2031	357,343
		95,827	6.50%, 05/15/2031	111,029
		15,009	6.50%, 06/15/2031	17,238
		304,169	6.50%, 07/15/2031	348,009
		176,443	6.50%, 08/15/2031	201,873
		179,664	6.50%, 09/15/2031	205,560
		172,464	6.50%, 10/15/2031	197,322
		630,747	6.50%, 11/15/2031	721,657
		93,954	6.50%, 12/15/2031	107,496
		416,026	6.50%, 01/15/2032	476,060
		97,925	6.50%, 02/15/2032	114,284
		86,988	6.50%, 03/15/2032	99,526
		311,255	6.50%, 04/15/2032	361,836
		1,103	6.50%, 05/15/2032	1,262
		81,767	6.50%, 06/15/2032	93,552
		1,333	6.50%, 09/15/2032	1,531
		11,279	7.00%, 06/20/2030	12,649
		1,265	7.00%, 02/15/2031	1,419
		217	7.00%, 06/15/2031	232
		236	7.00%, 08/15/2031	271
		894	8.50%, 11/15/2024	898

				244,747,168

			Total U.S. Government Agencies (cost $1,081,768,585)	$1,089,844,807

U.S. GOVERNMENT SECURITIES - 2.6%
			U.S. Treasury Securities - 2.6%
			U.S. Treasury Bonds - 2.5%
$		43,266,673	0.25%, 01/15/2025(6)(14)	$41,297,693
		1,350,000	2.50%, 02/15/2045(14)	1,211,256
		2,800,000	3.00%, 11/15/2044(14)(15)(16)	2,789,828
		5,595,000	3.00%, 05/15/2045(14)	5,569,431

The accompanying notes are an integral part of these financial statements.

165

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 2.6% - (continued)
		U.S. Treasury Securities - 2.6% - (continued)
$	9,544,000	3.00%, 11/15/2045	$9,515,292
	9,260,000	3.13%, 08/15/2044(14)(15)(16)	9,463,646

			69,847,146

		U.S. Treasury Notes - 0.1%
	1,300,000	0.50%, 09/30/2016(14)	1,297,917
	200,000	2.38%, 08/15/2024(14)	202,086

			1,500,003

		Total U.S. Government Securities (cost $74,427,132)	$71,347,149

PREFERRED STOCKS - 0.1%
		Banks - 0.1%
	2,242	U.S. Bancorp Series A	$1,782,457

		Diversified Financials - 0.0%
	30,000	Citigroup Capital XIII	779,700
	8,400	Discover Financial Services Series B	222,348

			1,002,048

		Total Preferred Stocks (cost $2,635,460)	$2,784,505

		Total Long-Term Investments (cost $3,340,490,605)	$3,287,450,387

SHORT-TERM INVESTMENTS - 3.2%
		Other Investment Pools & Funds -3.2%
	88,216,749	Federated Prime Obligations Fund	$88,216,749

		Total Short-Term Investments (cost $88,216,749)	$88,216,749

Total Investments Excluding Purchased Options (cost $3,428,707,354)	123.1%	$3,375,667,136

Total Purchased Options (cost $30,292)	0.0%	$18,238

Total Investments (cost $3,428,737,646)^	123.1%	$3,375,685,374
Other Assets and Liabilities	(23.1)%	(632,399,097)

Total Net Assets	100.0%	$2,743,286,277

The accompanying notes are an integral part of these financial statements.

166

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $3,429,359,943 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,100,628
Unrealized Depreciation	(85,775,197)

Net Unrealized Depreciation	$(53,674,569)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $738,395,539, which represents 26.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(3)	Securities disclosed are interest-only strips.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $63,221,852, which represents 2.3% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of December 31, 2015.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of December 31, 2015, the aggregate value of the unfunded commitment was $59,250, which rounds to zero percent of total net assets.

(12)	Securities disclosed are principal-only strips.

(13)	Represents or includes a TBA transaction.

(14)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

The accompanying notes are an integral part of these financial statements.

167

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

OTC Option Contracts Outstanding at December 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	69,290,000	$18,238	$30,292	$(12,054)

Total purchased option contracts					69,290,000	$18,238	$30,292	$(12,054)

OTC Swaption Contracts Outstanding at December 31, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption CDX.NA.IG.25	JPM	97.50 USD	01/20/16	USD	(69,695,000)	$(304,532)	$(207,343)	$(97,189)

Written swaption contracts:
Puts
Credit Default Swaption CDX.NA.IG.25	JPM	97.50 USD	01/20/16	USD	(69,690,000)	$(47,421)	$(137,638)	$90,217

Total written swaption contracts					(139,385,000)	$(351,953)	$(344,981)	$(6,972)

Futures Contracts Outstanding at December 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
90 Day Euro Future	569	12/19/2016	$140,713,835	$140,500,325	$(213,510)
U.S. Treasury 2-Year Note Future	340	03/31/2016	73,939,135	73,859,688	(79,447)
U.S. Treasury 5-Year Note Future	6,125	03/31/2016	726,471,700	724,711,917	(1,759,783)
U.S. Treasury CME Ultra Long Term Future	346	03/21/2016	54,585,346	54,905,875	320,529
U.S. Treasury Long Bond Future	292	03/21/2016	44,950,263	44,895,000	(55,263)

Total					$(1,787,474)

Short position contracts:
90 Day Euro Future	570	12/18/2017	$140,259,482	$139,970,625	$288,857
U.S. Treasury 10-Year Note Future	3,428	03/21/2016	432,903,777	431,606,625	1,297,152

Total					$1,586,009

Total futures contracts					$(201,465)

TBA Sale Commitments Outstanding at December 31, 2015
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$2,900,000	01/01/2046	$(3,167,672)	$12,812
FHLMC, 5.50%	5,100,000	01/01/2046	(5,640,461)	28,110
FNMA, 3.00%	11,700,000	01/01/2031	(12,052,673)	34,022
FNMA, 4.00%	9,400,000	01/01/2031	(9,800,969)	13,218
FNMA, 5.50%	22,600,000	01/01/2046	(25,192,733)	23,923
FNMA, 6.00%	7,200,000	01/01/2046	(8,134,765)	10,235
GNMA, 3.00%	900,000	01/01/2046	(912,199)	(528)
GNMA, 4.00%	89,100,000	01/01/2046	(94,620,012)	(196,004)

Total (proceeds $159,447,272)			$(159,521,484)	$(74,212)

The accompanying notes are an integral part of these financial statements.

168

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

At December 31, 2015, the aggregate market value of these securities represents (5.8)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at December 31, 2015
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	259,063	(0.32)%	07/25/45	$146,373	$—	$51,265	$(95,108)
ABX.HE.AA.06-1	BCLY	USD	299,968	(0.32)%	07/25/45	169,484	—	59,359	(110,125)
ABX.HE.AA.06-1	BCLY	USD	1,554,378	(0.32)%	07/25/45	472,142	—	307,589	(164,553)
ABX.HE.AAA.06-1	JPM	USD	150,794	(0.18)%	07/25/45	3,590	—	2,985	(605)
ABX.HE.AAA.06-1	GSC	USD	18,053	(0.18)%	07/25/45	1,478	—	357	(1,121)
ABX.HE.AAA.06-1	BOA	USD	183,714	(0.18)%	07/25/45	9,989	—	3,637	(6,352)
ABX.HE.AAA.06-1	MSC	USD	139,113	(0.18)%	07/25/45	11,390	—	2,755	(8,635)
ABX.HE.AAA.06-1	BCLY	USD	176,280	(0.18)%	07/25/45	16,417	—	3,490	(12,927)
ABX.HE.AAA.06-1	BCLY	USD	190,085	(0.18)%	07/25/45	21,898	—	3,764	(18,134)
ABX.HE.AAA.06-2	JPM	USD	941,823	(0.11)%	05/25/46	125,117	—	109,765	(15,352)
ABX.HE.AAA.06-2	CSI	USD	500,490	(0.11)%	05/25/46	114,384	—	95,972	(18,412)
ABX.HE.AAA.06-2	BOA	USD	4,590,700	(0.11)%	05/25/46	927,543	—	880,292	(47,251)
ABX.HE.AAA.06-2	BOA	USD	1,584,601	(0.11)%	05/25/46	360,497	—	184,678	(175,819)
ABX.HE.AAA.07-1	MSC	USD	190,613	(0.09)%	08/25/37	46,964	—	43,822	(3,142)
ABX.HE.AAA.07-1	MSC	USD	2,349,592	(0.09)%	08/25/37	549,693	—	540,176	(9,517)
ABX.HE.AAA.07-1	GSC	USD	1,742,744	(0.09)%	08/25/37	419,819	—	400,660	(19,159)
ABX.HE.AAA.07-1	CSI	USD	4,236,268	(0.09)%	08/25/37	1,173,387	—	973,927	(199,460)
ABX.HE.PENAAA.06-2	BCLY	USD	607,258	(0.11)%	05/25/46	99,439	—	70,773	(28,666)
ABX.HE.PENAAA.06-2	JPM	USD	814,643	(0.11)%	05/25/46	213,844	—	94,943	(118,901)
ABX.HE.PENAAA.06-2	GSC	USD	1,491,793	(0.11)%	05/25/46	372,948	—	173,861	(199,087)
ABX.HE.PENAAA.06-2	JPM	USD	1,877,918	(0.11)%	05/25/46	443,071	—	218,862	(224,209)
ABX.HE.PENAAA.06-2	MSC	USD	1,879,064	(0.11)%	05/25/46	455,673	—	218,995	(236,678)
CDX.EMS.24	BCLY	USD	22,618,400	(1.00)%	12/20/20	2,137,915	—	2,520,075	382,160
CDX.EMS.24	CBK	USD	19,306,000	(1.00)%	12/20/20	1,871,089	—	2,151,017	279,928
CDX.EMS.24	BCLY	USD	69,927,900	(1.00)%	12/20/20	7,514,949	—	7,791,158	276,209
CMBX.NA.A.7	JPM	USD	2,965,000	(2.00)%	01/17/47	—	(60,130)	141,501	201,631
CMBX.NA.A.7	BCLY	USD	320,000	(2.00)%	01/17/47	—	(1,826)	15,293	17,119
CMBX.NA.AA.2	CSI	USD	3,318,926	(0.15)%	03/15/49	998,382	—	1,111,743	113,361
CMBX.NA.AA.2	GSC	USD	2,325,506	(0.15)%	03/15/49	732,481	—	778,986	46,505
CMBX.NA.AA.2	GSC	USD	45,155	(0.15)%	03/15/49	16,060	—	15,126	(934)
CMBX.NA.AA.2	CSI	USD	1,020,513	(0.15)%	03/15/49	355,808	—	341,847	(13,961)
CMBX.NA.AA.2	BOA	USD	3,264,740	(0.15)%	03/15/49	1,237,053	—	1,093,592	(143,461)
CMBX.NA.AA.2	BOA	USD	3,924,009	(0.15)%	03/15/49	1,486,859	—	1,314,428	(172,431)
CMBX.NA.AA.7	CSI	USD	3,745,000	(1.50)%	01/17/47	—	(19,098)	104,813	123,911
CMBX.NA.AA.7	CSI	USD	2,750,000	(1.50)%	01/17/47	—	(24,580)	76,829	101,409
CMBX.NA.AA.7	CSI	USD	2,725,000	(1.50)%	01/17/47	10,541	—	76,131	65,590
CMBX.NA.AA.7	MSC	USD	1,745,000	(1.50)%	01/17/47	—	(14,802)	48,751	63,553
CMBX.NA.AA.7	CSI	USD	2,580,000	(1.50)%	01/17/47	11,785	—	72,079	60,294
CMBX.NA.AA.7	CSI	USD	2,575,000	(1.50)%	01/17/47	13,692	—	71,939	58,247
CMBX.NA.AA.7	MSC	USD	545,000	(1.50)%	01/17/47	—	(6,322)	15,226	21,548
CMBX.NA.AA.8	BCLY	USD	1,410,000	(1.50)%	10/17/57	62,691	—	63,363	672
CMBX.NA.AJ.1	BOA	USD	269,213	(0.84)%	10/12/52	4,305	—	1,857	(2,448)
CMBX.NA.AJ.1	DEUT	USD	375,585	(0.84)%	10/12/52	26,291	—	2,582	(23,709)
CMBX.NA.AJ.1	MSC	USD	669,749	(0.84)%	10/12/52	46,882	—	4,604	(42,278)
CMBX.NA.AJ.2	GSC	USD	4,691,471	(1.09)%	03/15/49	342,002	—	446,103	104,101
CMBX.NA.AJ.2	CSI	USD	3,632,426	(1.09)%	03/15/49	290,005	—	345,401	55,396
CMBX.NA.AJ.2	DEUT	USD	4,552,904	(1.09)%	03/15/49	399,077	—	433,065	33,988
CMBX.NA.AJ.2	GSC	USD	1,138,226	(1.09)%	03/15/49	82,974	—	108,266	25,292
CMBX.NA.AJ.2	CBK	USD	687,884	(1.09)%	03/15/49	58,082	—	65,431	7,349
CMBX.NA.AJ.3	MLI	USD	1,865,909	(1.47)%	12/13/49	359,964	—	405,862	45,898
CMBX.NA.AJ.3	GSC	USD	1,486,819	(1.47)%	12/13/49	282,551	—	323,404	40,853
CMBX.NA.AJ.3	GSC	USD	329,857	(1.47)%	12/13/49	71,927	—	71,748	(179)
CMBX.NA.AJ.4	MSC	USD	5,238,551	(0.96)%	02/17/51	949,864	—	1,141,550	191,686

The accompanying notes are an integral part of these financial statements.

169

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

OTC Credit Default Swap Contracts Outstanding at December 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.4	GSC	USD	2,286,003	(0.96)%	02/17/51	$379,918	$—	$498,150	$118,232
CMBX.NA.AJ.4	CSI	USD	3,066,108	(0.96)%	02/17/51	556,764	—	668,145	111,381
CMBX.NA.AJ.4	DEUT	USD	2,937,736	(0.96)%	02/17/51	554,757	—	640,172	85,415
CMBX.NA.AJ.4	CBK	USD	2,355,126	(0.96)%	02/17/51	431,867	—	513,276	81,409
CMBX.NA.AJ.4	MSC	USD	93,810	(0.96)%	02/17/51	15,899	—	20,443	4,544
CMBX.NA.AJ.4	MSC	USD	4,157,267	(0.96)%	02/17/51	1,625,328	—	905,924	(719,404)
CMBX.NA.AM.2	MSC	USD	3,357,000	(0.50)%	03/15/49	16,508	—	12,225	(4,283)
CMBX.NA.AM.2	DEUT	USD	6,555,000	(0.50)%	03/15/49	376,913	—	23,781	(353,132)
CMBX.NA.AM.2	CSI	USD	6,560,000	(0.50)%	03/15/49	401,800	—	23,798	(378,002)
CMBX.NA.AM.4	CBK	USD	605,000	(0.50)%	02/17/51	13,651	—	12,231	(1,420)
CMBX.NA.AM.4	MSC	USD	2,410,000	(0.50)%	02/17/51	540,111	—	48,689	(491,422)
CMBX.NA.AS.6	CSI	USD	6,520,000	(1.00)%	05/11/63	84,777	—	112,833	28,056
CMBX.NA.AS.6	CSI	USD	1,035,000	(1.00)%	05/11/63	—	(2,034)	17,940	19,974
CMBX.NA.AS.7	CSI	USD	490,000	(1.00)%	01/17/47	2,566	—	12,303	9,737
CMBX.NA.AS.7	CSI	USD	3,650,000	(1.00)%	01/17/47	83,359	—	91,538	8,179
CMBX.NA.AS.7	CBK	USD	2,900,000	(1.00)%	01/17/47	65,955	—	72,730	6,775

Total						$30,668,542	$(128,792)	$29,269,875	$(1,269,875)

Sell protection:
CMBX.NA.A.2	MLI	USD	333,403	0.25%	03/15/49	$—	$(208,906)	$(211,478)	$(2,572)
CMBX.NA.A.2	MSC	USD	600,125	0.25%	03/15/49	—	(372,492)	(380,660)	(8,168)
CMBX.NA.A.2	MLI	USD	1,086,501	0.25%	03/15/49	—	(680,787)	(689,169)	(8,382)
CMBX.NA.A.2	GSC	USD	580,513	0.25%	03/15/49	—	(359,401)	(368,220)	(8,819)
CMBX.NA.A.2	MLI	USD	1,066,889	0.25%	03/15/49	—	(667,566)	(676,729)	(9,163)
CMBX.NA.A.2	BOA	USD	819,779	0.25%	03/15/49	—	(508,664)	(519,987)	(11,323)
CMBX.NA.A.2	CSI	USD	1,663,092	0.25%	03/15/49	—	(1,043,457)	(1,054,901)	(11,444)
CMBX.NA.A.2	GSC	USD	1,247,319	0.25%	03/15/49	—	(779,235)	(791,185)	(11,950)
CMBX.NA.A.2	MSC	USD	1,204,173	0.25%	03/15/49	—	(747,892)	(763,809)	(15,917)
CMBX.NA.A.2	BOA	USD	1,604,256	0.25%	03/15/49	—	(896,954)	(1,017,593)	(120,639)
CMBX.NA.A.6	GSC	USD	2,010,000	2.00%	05/11/63	26,238	—	(57,579)	(83,817)
CMBX.NA.AAA.6	UBS	USD	15,710,000	0.50%	05/11/63	—	(418,543)	(361,389)	57,154
CMBX.NA.AAA.6	DEUT	USD	12,125,000	0.50%	05/11/63	—	(295,543)	(278,921)	16,622
CMBX.NA.AAA.6	CSI	USD	10,895,000	0.50%	05/11/63	—	(244,208)	(250,626)	(6,418)
CMBX.NA.AAA.6	CSI	USD	2,500,000	0.50%	05/11/63	—	(48,030)	(57,509)	(9,479)
CMBX.NA.AAA.6	GSC	USD	14,810,000	0.50%	05/11/63	—	(174,917)	(340,686)	(165,769)
CMBX.NA.AAA.7	CSI	USD	785,000	0.50%	01/17/47	—	(19,680)	(27,601)	(7,921)
CMBX.NA.AAA.7	CSI	USD	3,000,000	0.50%	01/17/47	—	(82,463)	(105,483)	(23,020)
CMBX.NA.AAA.7	BOA	USD	5,070,000	0.50%	01/17/47	—	(120,790)	(178,266)	(57,476)
CMBX.NA.AAA.8	GSC	USD	6,660,000	0.50%	10/17/57	—	(325,224)	(320,922)	4,302
CMBX.NA.AAA.8	GSC	USD	3,330,000	0.50%	10/17/57	—	(162,612)	(160,461)	2,151
CMBX.NA.AAA.8	GSC	USD	3,330,000	0.50%	10/17/57	—	(162,351)	(160,461)	1,890
CMBX.NA.AAA.8	GSC	USD	650,000	0.50%	10/17/57	—	(31,081)	(31,321)	(240)
CMBX.NA.AAA.8	GSC	USD	3,255,000	0.50%	10/17/57	—	(155,004)	(156,847)	(1,843)
CMBX.NA.AAA.8	MSC	USD	3,890,000	0.50%	10/17/57	—	(185,243)	(187,445)	(2,202)
CMBX.NA.AAA.8	BCLY	USD	7,750,000	0.50%	10/17/57	—	(370,580)	(373,445)	(2,865)
CMBX.NA.AAA.8	GSC	USD	1,095,000	0.50%	10/17/57	—	(46,588)	(52,764)	(6,176)
CMBX.NA.AAA.8	CSI	USD	3,665,000	0.50%	10/17/57	—	(167,698)	(176,604)	(8,906)
CMBX.NA.AAA.8	DEUT	USD	1,600,000	0.50%	10/17/57	—	(68,074)	(77,098)	(9,024)
CMBX.NA.AAA.8	MSC	USD	1,605,000	0.50%	10/17/57	—	(68,287)	(77,339)	(9,052)
CMBX.NA.AAA.8	BCLY	USD	3,490,000	0.50%	10/17/57	—	(158,324)	(168,170)	(9,846)
CMBX.NA.AAA.8	CSI	USD	3,128,000	0.50%	10/17/57	—	(140,844)	(150,727)	(9,883)
CMBX.NA.AAA.8	CSI	USD	3,250,000	0.50%	10/17/57	—	(138,275)	(156,605)	(18,330)
CMBX.NA.AAA.8	MLI	USD	7,535,000	0.50%	10/17/57	—	(343,301)	(363,085)	(19,784)
CMBX.NA.AAA.8	MLI	USD	3,820,000	0.50%	10/17/57	—	(163,276)	(184,073)	(20,797)
CMBX.NA.AAA.8	GSC	USD	3,018,000	0.50%	10/17/57	—	(121,296)	(145,426)	(24,130)

The accompanying notes are an integral part of these financial statements.

170

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

OTC Credit Default Swap Contracts Outstanding at December 31, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.AAA.8	MLI	USD	7,510,000	0.50%	10/17/57	$—	$(331,848)	$(361,880)	$(30,032)
CMBX.NA.AAA.8	JPM	USD	6,935,000	0.50%	10/17/57	—	(297,777)	(334,173)	(36,396)
CMBX.NA.AAA.8	CSI	USD	8,575,000	0.50%	10/17/57	—	(302,398)	(413,199)	(110,801)
CMBX.NA.BB.6	CSI	USD	128,000	5.00%	05/11/63	1,627	—	(5,485)	(7,112)
CMBX.NA.BB.6	CSI	USD	300,000	5.00%	05/11/63	—	—	(12,855)	(12,855)
CMBX.NA.BB.6	CBK	USD	433,000	5.00%	05/11/63	—	(3,256)	(18,553)	(15,297)
CMBX.NA.BB.6	BOA	USD	2,980,000	5.00%	05/11/63	—	(28,050)	(127,691)	(99,641)
CMBX.NA.BB.6	CSI	USD	5,425,000	5.00%	05/11/63	90,915	—	(232,457)	(323,372)
CMBX.NA.BB.8	MLI	USD	610,000	5.00%	10/17/57	—	(74,948)	(83,161)	(8,213)
CMBX.NA.BB.8	MLI	USD	1,350,000	5.00%	10/17/57	—	(175,663)	(184,797)	(9,134)
CMBX.NA.BB.8	CSI	USD	645,000	5.00%	10/17/57	—	(77,371)	(87,934)	(10,563)
CMBX.NA.BB.8	CSI	USD	870,000	5.00%	10/17/57	—	(106,894)	(118,608)	(11,714)
CMBX.NA.BB.8	GSC	USD	1,350,000	5.00%	10/17/57	—	(161,693)	(184,797)	(23,104)
CMBX.NA.BB.8	BCLY	USD	1,535,000	5.00%	10/17/57	—	(184,945)	(209,481)	(24,536)
CMBX.NA.BB.8	BCLY	USD	1,350,000	5.00%	10/17/57	—	(158,035)	(184,047)	(26,012)
CMBX.NA.BB.8	CSI	USD	1,535,000	5.00%	10/17/57	—	(182,216)	(209,481)	(27,265)
CMBX.NA.BB.8	MSC	USD	1,410,000	5.00%	10/17/57	—	(164,882)	(192,226)	(27,344)
CMBX.NA.BB.8	UBS	USD	1,455,000	5.00%	10/17/57	—	(170,382)	(198,361)	(27,979)
CMBX.NA.BB.8	CSI	USD	1,955,000	5.00%	10/17/57	—	(235,505)	(266,799)	(31,294)
CMBX.NA.BB.8	GSC	USD	1,270,000	5.00%	10/17/57	—	(132,011)	(173,317)	(41,306)
CMBX.NA.BB.8	CSI	USD	3,070,000	5.00%	10/17/57	—	(373,453)	(418,962)	(45,509)
CMBX.NA.BB.8	CSI	USD	765,000	5.00%	10/17/57	—	(56,743)	(104,293)	(47,550)
CMBX.NA.BB.8	JPM	USD	770,000	5.00%	10/17/57	—	(57,114)	(104,974)	(47,860)
CMBX.NA.BB.8	GSC	USD	680,000	5.00%	10/17/57	—	(35,367)	(92,800)	(57,433)
CMBX.NA.BB.8	MLI	USD	1,500,000	5.00%	10/17/57	—	(139,845)	(204,496)	(64,651)
CMBX.NA.BB.8	CSI	USD	1,535,000	5.00%	10/17/57	—	(129,893)	(209,267)	(79,374)
CMBX.NA.BB.8	BCLY	USD	4,235,000	5.00%	10/17/57	—	(482,971)	(577,361)	(94,390)
CMBX.NA.BB.8	GSC	USD	1,365,000	5.00%	10/17/57	—	(71,998)	(186,281)	(114,283)
CMBX.NA.BB.8	BCLY	USD	1,410,000	5.00%	10/17/57	—	(75,827)	(192,422)	(116,595)
CMBX.NA.BB.8	BOA	USD	2,095,000	5.00%	10/17/57	—	(149,018)	(285,613)	(136,595)
CMBX.NA.BB.8	BCLY	USD	2,085,000	5.00%	10/17/57	—	(128,002)	(284,249)	(156,247)
PrimeX.ARM.2	MSC	USD	4,012,183	4.58%	12/25/37	—	(294,444)	170,586	465,030

Total						$118,780	$(15,260,135)	$(17,164,018)	$(2,022,663)

Total traded indices						$30,787,322	$(15,388,927)	$12,105,857	$(3,292,538)

Credit default swaps on single-name issues:
Sell protection:
Mexico Government International Bond	BCLY	USD	2,305,000	1.00%/1.72%	12/20/20	$—	$(38,706)	$(76,780)	$(38,074)
Peruvian Government International Bond	GSC	USD	4,330,000	1.00%/1.87%	12/20/20	—	(178,125)	(173,846)	4,279
Philippines Government International Bond	BOA	USD	5,587,000	1.00%/1.09%	12/20/20	1,306	—	(22,938)	(24,244)
Republic of China	BOA	USD	5,580,000	1.00%/1.08%	12/20/20	—	(2,607)	(18,856)	(16,249)
United Mexican States	GSC	USD	4,810,000	1.00%/1.72%	12/20/20	—	(111,827)	(160,223)	(48,396)

Total						$1,306	$(331,265)	$(452,643)	$(122,684)

Total single-name issues						$1,306	$(331,265)	$(452,643)	$(122,684)

Total OTC contracts						$30,788,628	$(15,720,192)	$11,653,214	$(3,415,222)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on December 31, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

171

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Centrally Cleared Credit Default Swap Contracts Outstanding at December 31, 2015
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	79,954,000	(5.00)%	12/20/20	$(149,716)	$(1,069,438)	$(919,722)
CDX.NA.IGS.24	USD	168,982,000	(1.00)%	12/20/20	(1,004,991)	(967,334)	37,657
ITRAXX.EUR.24	EUR	31,618,000	(5.00)%	12/20/20	(2,445,502)	(2,819,226)	(373,724)
ITRAXX.XOV.23	EUR	5,059,000	(5.00)%	06/20/20	(386,355)	(356,383)	29,972

Total					$(3,986,564)	$(5,212,381)	$(1,225,817)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.24	EUR	41,714,000	1.00%	12/20/20	$(442,753)	$(505,548)	$(62,795)

Total					$(4,429,317)	$(5,717,929)	$(1,288,612)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at December 31, 2015
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Fixed Rate equal to 3.500% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency	03/16/17	BOA	CNY 55,000,000	USD 8,308,157	$204,457	$—	$75,856	$(128,601)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.500% based on the notional amount of currency delivered	03/16/17	BOA	USD 8,308,157	CNY 55,000,000	—	(204,457)	(161,721)	42,736

Total						$204,457	$(204,457)	$(85,865)	$(85,865)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at December 31, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	2.15% Fixed	CPURNSA	USD	6,010,000	09/22/25	$—	$—	$15,679	$15,679
BCLY	2.15% Fixed	CPURNSA	USD	3,670,000	09/22/25	—	—	9,575	9,575
BOA	1.81% Fixed	CPURNSA	USD	50,115,000	09/04/25	—	—	82,960	82,960
BOA	1.82% Fixed	CPURNSA	USD	39,085,000	09/22/25	—	—	37,612	37,612
DEUT	2.16% Fixed	CPURNSA	USD	6,025,000	09/22/25	—	—	13,076	13,076

Total						$—	$—	$158,902	$158,902

The accompanying notes are an integral part of these financial statements.

172

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Foreign Currency Contracts Outstanding at December 31, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	03/02/16	SCB	$5,406,523	$5,215,967	$190,556
BRL	Sell	03/02/16	SSG	2,658,815	2,628,671	30,144
CNY	Buy	07/28/16	JPM	2,666,294	2,545,435	(120,859)
CNY	Sell	07/28/16	GSC	523,954	524,620	(666)
CNY	Sell	07/28/16	DEUT	2,013,657	2,020,816	(7,159)
COP	Sell	03/16/16	SSG	105,418	108,964	(3,546)
COP	Sell	03/16/16	SCB	998,465	1,022,541	(24,076)
CRC	Sell	03/16/16	CBK	1,507,659	1,516,349	(8,690)
CZK	Sell	03/16/16	CBK	3,195,674	3,156,589	39,085
EUR	Buy	01/29/16	BNP	697,197	696,034	(1,163)
EUR	Buy	03/16/16	CBK	1,650,593	1,635,527	(15,066)
EUR	Buy	03/15/17	BOA	962,014	928,332	(33,682)
EUR	Buy	03/15/17	BOA	1,283,414	1,237,777	(45,637)
EUR	Buy	03/15/17	UBS	1,622,467	1,563,798	(58,669)
EUR	Sell	01/29/16	BOA	29,676,049	29,401,979	274,070
EUR	Sell	03/16/16	CBA	5,564,895	5,716,723	(151,828)
EUR	Sell	03/15/17	BOA	5,923,641	6,089,419	(165,778)
GBP	Buy	01/29/16	BNP	296,365	294,865	(1,500)
GBP	Sell	01/29/16	JPM	10,202,331	10,088,810	113,521
GBP	Sell	03/16/16	CBK	2,903,535	2,819,039	84,496
HKD	Sell	03/03/16	GSC	4,467,901	4,472,642	(4,741)
HKD	Sell	03/16/16	RBC	2,479,372	2,479,932	(560)
HUF	Sell	03/16/16	CBK	567,337	562,037	5,300
IDR	Buy	05/18/16	GSC	2,688,608	2,909,165	220,557
IDR	Sell	03/16/16	BOA	6,967,894	7,128,566	(160,672)
IDR	Sell	05/18/16	BCLY	1,465,120	1,481,161	(16,041)
IDR	Sell	05/18/16	JPM	1,408,636	1,428,005	(19,369)
MXN	Sell	03/16/16	RBC	6,725,650	6,667,292	58,358
MYR	Sell	03/16/16	CBK	1,110,929	1,100,744	10,185
MYR	Sell	03/16/16	JPM	599,273	591,836	7,437
MYR	Sell	03/16/16	SCB	207,228	204,536	2,692
MYR	Sell	03/16/16	CSFB	105,547	104,237	1,310
PEN	Buy	03/16/16	SCB	464,735	459,362	(5,373)
PEN	Sell	03/16/16	SCB	4,611,168	4,574,531	36,637
PLN	Sell	03/16/16	BOA	1,624,367	1,640,544	(16,177)
RON	Sell	03/16/16	JPM	591,781	585,662	6,119
RUB	Sell	03/16/16	CBK	3,949,780	3,740,962	208,818
RUB	Sell	03/16/16	JPM	2,593,306	2,505,974	87,332
THB	Sell	03/16/16	CBK	1,752,365	1,759,687	(7,322)
TRY	Sell	03/16/16	BCLY	2,014,513	2,023,229	(8,716)
UYU	Sell	03/03/16	HSBC	5,418,365	5,464,513	(46,148)
UYU	Sell	03/16/16	HSBC	599,018	601,720	(2,702)
UYU	Sell	03/16/16	HSBC	866,782	877,527	(10,745)
UYU	Sell	03/16/16	HSBC	1,004,471	1,027,973	(23,502)
ZAR	Sell	03/16/16	BCLY	2,827,033	2,795,831	31,202

Total						$447,432

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

173

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CNY	Chinese Yuan
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx—Europe
ITRAXX.XOV	Markit i Traxx Index—Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

174

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$920,067,501	$—	$920,067,501	$—
Corporate Bonds	922,935,210	—	922,935,210	—
Foreign Government Obligations	90,805,780	—	90,805,780	—
Municipal Bonds	30,711,994	—	30,711,994	—
Senior Floating Rate Interests	158,953,441	—	158,953,441	—
U.S. Government Agencies	1,089,844,807	—	1,089,844,807	—
U.S. Government Securities	71,347,149	—	71,347,149	—
Preferred Stocks	2,784,505	2,784,505	—	—
Short-Term Investments	88,216,749	88,216,749	—	—
Purchased Options	18,238	—	18,238	—
Foreign Currency Contracts(2)	1,407,819	—	1,407,819	—
Futures Contracts(2)	1,906,538	1,906,538	—	—
Swaps - Credit Default(2)	3,409,459	—	3,409,459	—
Swaps - Cross Currency(2)	42,736	—	42,736	—
Swaps - Interest Rate(2)	158,902	—	158,902	—

Total	$3,382,610,828	$92,907,792	$3,289,703,036	$—

Liabilities
Foreign Currency Contracts(2)	$(960,387)	$—	$(960,387)	$—
Futures Contracts(2)	(2,108,003)	(2,108,003)	—	—
Swaps - Credit Default(2)	(8,113,293)	—	(8,113,293)	—
Swaps - Cross Currency(2)	(128,601)	—	(128,601)	—
TBA Sale Commitments	(159,521,484)	—	(159,521,484)	—
Written Options	(351,953)	—	(351,953)	—

Total	$(171,183,721)	$(2,108,003)	$(169,075,718)	$—

(1)	For the year ended December 31, 2015, investments valued at $24,775,863 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

175

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$76,042,449	$76,042,449
Purchases	—	—
Sales	(19,804,513)	(19,804,513)
Accrued discounts/(premiums)	65,223	65,223
Total realized gain/(loss)	2,377,013	2,377,013
Net change in unrealized appreciation/depreciation	(2,355,540)	(2,355,540)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(56,324,632)	(56,324,632)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

176

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.3%
		Asset-Backed - Automobile - 7.3%
		Ally Auto Receivables Trust
$	330,702	0.63%, 05/15/2017	$330,603
	1,685,017	0.75%, 02/21/2017	1,683,337
		AmeriCredit Automobile Receivables
	1,660,000	1.26%, 04/08/2019	1,657,009
	850,000	1.26%, 11/08/2019	845,826
	1,055,712	ARI Fleet Lease Trust 0.63%, 01/15/2021(1)(2)	1,054,772
		Capital Automotive Receivables Asset Trust
	2,000,000	0.99%, 10/20/2017	1,993,696
	2,200,000	1.62%, 03/20/2019	2,186,855
	1,885,000	CarMax Auto Owner Trust 1.09%, 04/15/2019	1,878,932
	1,494,219	Chesapeake Funding LLC 0.69%, 03/07/2026(1)(2)	1,489,088
	2,000,000	Chrysler Capital Auto Receivables Trust 1.76%, 12/16/2019(2)	1,994,364
	1,540,273	Credit Acceptance Automotive Loan Trust 1.50%, 04/15/2021(2)	1,538,726
		Enterprise Fleet Financing LLC
	606,258	0.87%, 09/20/2019(2)	604,341
	712,866	1.06%, 03/20/2019(2)	711,844
	1,750,000	Fifth Third Auto Trust 1.42%, 03/16/2020	1,736,577
	1,510,664	First Investors Automotive Owner Trust 1.06%, 11/15/2018(2)	1,508,969
	3,000,000	Ford Credit Auto Lease Trust 1.38%, 12/15/2018	2,982,252
		Ford Credit Auto Owner Trust
	660,517	0.57%, 10/15/2017	660,050
	855,000	0.95%, 08/15/2018	853,926
	2,000,000	GM Financial Automobile Leasing Trust 1.30%, 05/21/2018(2)	1,997,138
		M&T Bank Automotive Receivables Trust
	1,985,459	1.06%, 11/15/2017(2)	1,985,615
	4,250,000	1.57%, 08/15/2018(2)	4,257,690
	2,500,000	Nissan Auto Lease Trust 1.18%, 12/15/2017	2,495,975
	4,000,000	Nissan Automotive Lease Trust 1.04%, 10/15/2019	3,991,498
	493,948	Prestige Automotive Receivables Trust 0.97%, 03/15/2018(2)	492,982
		Westlake Automobile Receivables Trust
	19,292	0.70%, 05/15/2017(2)	19,286
	365,970	1.17%, 03/15/2018(2)	365,470
	2,525,000	1.28%, 07/16/2018(2)	2,518,705
	390,744	Wheels SPV LLC 0.84%, 03/20/2023(2)	388,950
	1,680,000	World Omni Auto Receivables Trust 0.96%, 07/15/2019	1,674,627
		World Omni Automobile Lease Securitization Trust
	1,115,000	1.06%, 05/15/2018	1,110,085
	4,250,000	1.40%, 02/15/2019	4,250,402

			51,259,590

		Asset-Backed - Credit Card - 5.4%
		American Express Credit Account Master Trust
	1,520,000	0.98%, 05/15/2019	1,518,648
	1,485,000	1.26%, 01/15/2020	1,481,987
	2,995,000	Bank of America Credit Card Trust 0.71%, 06/15/2021(1)	2,989,821

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.3% - (continued)
		Asset-Backed - Credit Card - 5.4% - (continued)
$	1,085,000	Cabela’s Master Credit Card Trust 0.68%, 03/16/2020(1)	$1,082,927
	3,605,000	Capital One Multi-Asset Execution Trust 0.96%, 09/16/2019	3,599,803
	6,000,000	Chase Issuance Trust 0.75%, 11/16/2020(1)	6,000,172
		Citibank Credit Card Issuance Trust
	3,660,000	0.57%, 11/07/2018(1)	3,658,428
	2,045,000	1.02%, 02/22/2019	2,040,101
	4,965,000	1.32%, 09/07/2018	4,974,684
		Golden Credit Card Trust
	4,465,000	0.58%, 02/15/2018(1)(2)	4,463,895
	3,125,000	0.75%, 03/15/2019(1)(2)	3,111,475
	3,500,000	Synchrony Credit Card Master Note Trust 1.61%, 11/15/2020	3,488,817

			38,410,758

		Asset-Backed - Finance & Insurance - 4.2%
		Ally Master Owner Trust
	4,410,000	0.70%, 01/16/2018(1)	4,410,000
	4,380,000	0.80%, 01/15/2019(1)	4,374,019
	2,500,000	0.82%, 10/15/2019(1)	2,492,036
		Ford Credit Floorplan Master Owner Trust
	2,105,000	0.73%, 02/15/2019(1)	2,097,894
	2,450,000	0.85%, 01/15/2018	2,449,848
	1,380,000	0.93%, 08/15/2020(1)	1,376,676
	1,150,000	GMF Floorplan Owner Revolving Trust 0.83%, 05/15/2020(1)(2)	1,145,521
	2,550,595	John Deere Owner Trust 0.87%, 08/15/2017	2,547,752
	1,850,000	Kubota Credit Owner Trust 1.16%, 05/15/2018(2)	1,843,923
	1,290,000	MMAF Equipment Finance LLC 0.96%, 09/18/2017(2)	1,287,577
		New York City Tax Lien
	145,085	1.03%, 11/10/2027(2)	144,360
	1,894,546	1.34%, 11/10/2028(2)	1,884,695
	1,235,000	Ocwen Master Advance Receivables Trust 2.53%, 11/15/2046(2)	1,234,876
	2,209,949	Volvo Financial Equipment LLC 0.82%, 04/16/2018(2)	2,203,562

			29,492,739

		Commercial Mortgage-Backed Securities - 3.4%
		Bear Stearns Commercial Mortgage Securities, Inc.
	2,322,715	5.54%, 09/11/2041	2,344,707
	1,875,810	5.71%, 09/11/2038(1)	1,887,923
	2,328,391	Cobalt CMBS Commercial Mortgage Trust 5.22%, 08/15/2048	2,365,509
	1,300,000	Commercial Mortgage Trust 1.91%, 01/10/2046	1,297,387
		Community or Commercial Mortgage Trust
	1,130,000	1.13%, 03/15/2029(1)(2)	1,117,858
	1,500,000	2.37%, 02/10/2029(2)	1,509,787
	2,516,034	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	2,542,619
	1,709,157	Hilton USA Trust 1.27%, 11/05/2030(1)(2)	1,701,144
		JP Morgan Chase Commercial Mortgage Securities Trust
	33,057	3.85%, 06/15/2043(2)	32,926
	749,877	5.91%, 04/15/2045(1)	752,279

The accompanying notes are an integral part of these financial statements.

177

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 20.3% - (continued)
		Commercial Mortgage-Backed Securities - 3.4% - (continued)
$	1,662,343	LB-UBS Commercial Mortgage Trust 6.09%, 04/15/2041(1)	$1,750,824
		Morgan Stanley Capital I Trust
	2,500,000	2.11%, 03/15/2045	2,506,848
	2,392,519	5.51%, 11/12/2049(1)	2,443,135
	1,785,000	WFRBS Commercial Mortgage Trust 2.19%, 04/15/2045	1,792,365

			24,045,311

		Machinery - Construction & Mining - 0.0%
	187,765	Kubota Credit Owner Trust 0.58%, 02/15/2017(2)	187,654

		Total Asset & Commercial Mortgage Backed Securities (cost $144,069,989)	$143,396,052

CORPORATE BONDS - 49.4%
		Aerospace/Defense - 0.3%
$	2,300,000	Rockwell Collins, Inc. 0.86%, 12/15/2016(1)	$2,295,757

		Agriculture - 1.3%
	2,000,000	BAT International Finance plc 1.02%, 06/15/2018(1)(2)	1,997,288
	6,000,000	Philip Morris International, Inc. 2.50%, 05/16/2016	6,036,858
	1,425,000	Reynolds American, Inc. 2.30%, 06/12/2018	1,433,950

			9,468,096

		Auto Manufacturers - 5.0%
		American Honda Finance Corp.
	2,500,000	0.78%, 07/13/2018(1)	2,494,237
	3,250,000	0.82%, 10/07/2016(1)	3,255,957
	2,000,000	Daimler Finance NA LLC 0.84%, 03/02/2018(1)(2)	1,977,322
	2,000,000	Daimler Finance North America LLC 1.65%, 05/18/2018(2)	1,971,804
		Ford Motor Credit Co. LLC
	2,150,000	1.10%, 01/17/2017(1)	2,133,462
	2,500,000	1.33%, 03/12/2019(1)	2,447,300
	2,000,000	1.72%, 12/06/2017	1,969,194
	2,600,000	Harley-Davidson Financial Services, Inc. 3.88%, 03/15/2016(2)	2,617,280
		Nissan Motor Acceptance Corp.
	1,375,000	0.97%, 03/03/2017(1)(2)	1,371,490
	1,975,000	1.30%, 09/26/2016(1)(2)	1,974,603
	2,000,000	1.50%, 03/02/2018(2)	1,980,626
		PACCAR Financial Corp.
	1,500,000	1.05%, 12/06/2018(1)	1,502,940
	1,000,000	1.40%, 05/18/2018	990,514
		Toyota Motor Credit Corp.
	1,850,000	0.64%, 01/12/2018(1)	1,839,585
	2,000,000	0.65%, 05/17/2016(1)	2,000,512
	2,000,000	1.13%, 05/16/2017	1,996,638
	3,000,000	Volkswagen Group of America Finance LLC 0.85%, 05/22/2018(1)(2)	2,846,550

			35,370,014

		Beverages - 1.5%
	5,000,000	Anheuser-Busch InBev Worldwide, Inc. 0.73%, 02/01/2019(1)	4,909,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.4% - (continued)
		Beverages - 1.5% - (continued)
$	6,000,000	SABMiller Holdings, Inc. 1.02%, 08/01/2018(1)(2)	$5,952,606

			10,861,856

		Chemicals - 0.3%
		Monsanto Co.
	2,000,000	1.15%, 06/30/2017	1,985,480

		Commercial Banks - 22.7%
		Abbey National Treasury Services plc
	1,500,000	1.01%, 09/29/2017(1)	1,487,426
	2,500,000	1.23%, 08/24/2018(1)	2,499,060
	2,150,000	ABN Amro Bank N.V. 0.86%, 06/06/2016(1)(2)	2,149,551
	3,000,000	Australia & New Zealand Banking Group Ltd. 0.70%, 01/10/2017(1)(2)	3,002,289
		Bank of America Corp.
	2,000,000	1.36%, 01/15/2019(1)	2,007,342
	2,000,000	1.66%, 03/22/2018(1)	2,006,416
	2,000,000	1.70%, 08/25/2017	1,994,282
	1,280,000	2.00%, 01/11/2018	1,278,368
	720,000	5.65%, 05/01/2018	774,222
		Bank of Montreal
	4,000,000	0.84%, 07/15/2016(1)	4,003,384
	2,000,000	1.40%, 04/10/2018	1,981,556
	6,000,000	Bank of Nova Scotia 0.84%, 07/15/2016(1)	6,006,276
	2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 0.77%, 09/08/2017(1)(2)	1,986,486
	2,815,000	Barclays Bank plc 0.94%, 02/17/2017(1)	2,813,410
	2,500,000	BB&T Corp. 0.99%, 02/01/2019(1)	2,478,332
	5,000,000	BNP Paribas S.A. 1.09%, 12/12/2016(1)	4,999,930
	6,000,000	BPCE S.A. 1.19%, 02/10/2017(1)	6,010,728
	2,500,000	Branch Banking & Trust Co. 0.84%, 12/01/2016(1)	2,498,900
	6,000,000	Canadian Imperial Bank of Commerce 0.84%, 07/18/2016(1)	6,005,370
		Citigroup, Inc.
	2,500,000	1.04%, 11/15/2016(1)	2,502,615
	4,000,000	1.09%, 04/08/2019(1)	3,973,316
	2,000,000	Commonwealth Bank of Australia 1.07%, 09/20/2016(1)(2)	2,002,450
		Credit Agricole S.A.
	2,500,000	1.46%, 06/10/2020(1)(2)	2,494,635
	3,000,000	1.46%, 10/03/2016(1)(2)	3,009,075
	2,250,000	Credit Suisse AG 1.00%, 04/27/2018(1)	2,239,330
	1,700,000	Credit Suisse AG 1.38%, 05/26/2017	1,691,969
	2,250,000	Credit Suisse New York 1.70%, 04/27/2018	2,233,845
		Deutsche Bank AG London
	2,000,000	0.97%, 02/13/2017(1)	1,987,446
	2,000,000	1.35%, 05/30/2017	1,987,110
		Fifth Third Bancorp
	2,000,000	1.28%, 08/20/2018(1)	2,002,906
	2,500,000	1.35%, 06/01/2017	2,493,000

The accompanying notes are an integral part of these financial statements.

178

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.4% - (continued)
		Commercial Banks - 22.7% - (continued)
		Goldman Sachs Group, Inc.
$	2,000,000	1.46%, 11/15/2018(1)	$2,008,122
	2,000,000	1.48%, 04/23/2020(1)	2,002,962
	3,000,000	1.52%, 04/30/2018(1)	3,013,626
	3,000,000	HSBC Bank plc 1.00%, 05/15/2018(1)(2)	2,988,468
	1,000,000	Huntington National Bank 0.75%, 04/24/2017(1)	994,989
	2,300,000	ING Bank N.V. 1.07%, 03/16/2018(1)(2)	2,292,014
		JP Morgan Chase & Co.
	1,500,000	0.92%, 03/01/2018(1)	1,489,902
	3,000,000	0.95%, 01/28/2019(1)	2,977,809
	1,500,000	1.03%, 02/26/2016(1)	1,500,119
	1,600,000	Key Bank NA 0.93%, 06/01/2018(1)	1,596,163
	2,000,000	Lloyds Bank plc 1.04%, 03/16/2018(1)	1,989,416
		Manufacturers & Traders Trust Co.
	3,000,000	0.70%, 01/30/2017(1)	2,995,614
	1,500,000	1.40%, 07/25/2017	1,493,117
		Morgan Stanley
	3,000,000	1.17%, 01/24/2019(1)	2,992,305
	1,525,000	1.64%, 02/25/2016(1)	1,526,278
	1,275,000	5.95%, 12/28/2017	1,371,042
	3,000,000	Nordea Bank AB 0.97%, 04/04/2017(1)(2)	2,997,408
	7,500,000	PNC Bank NA 1.15%, 11/01/2016	7,500,817
	3,000,000	Royal Bank of Canada 0.65%, 01/23/2017(1)	2,997,288
	2,000,000	Santander Bank NA 1.25%, 01/12/2018(1)	1,985,666
	3,000,000	Societe Generale S.A. 1.69%, 10/01/2018(1)	3,024,120
	2,000,000	Standard Chartered plc 0.96%, 04/17/2018(1)(2)	1,988,162
	3,000,000	Sumitomo Mitsui Banking Corp. 0.75%, 01/10/2017(1)	2,991,153
	3,000,000	SunTrust Banks, Inc. 0.80%, 02/15/2017(1)	2,989,230
	6,000,000	Svenska Handelsbanken AB 1.06%, 09/23/2016(1)	6,001,584
		Toronto-Dominion Bank
	3,000,000	0.57%, 05/02/2017(1)	2,993,268
	3,000,000	0.94%, 09/09/2016(1)	3,002,763
	875,000	U.S. Bancorp 0.85%, 11/15/2018(1)	875,139
	2,000,000	Wells Fargo & Co. 1.15%, 06/02/2017	1,992,464
	1,450,000	Wells Fargo Bank NA 0.57%, 06/02/2016(1)	1,448,841

			160,620,874

		Diversified Financial Services - 3.4%
		American Express Credit Corp.
	1,500,000	0.83%, 07/29/2016(1)	1,500,252
	2,500,000	1.08%, 03/18/2019(1)	2,470,812
	1,500,000	1.13%, 06/05/2017	1,493,084

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.4% - (continued)
		Diversified Financial Services - 3.4% - (continued)
		Capital One Bank USA NA
$	2,500,000	1.15%, 11/21/2016	$2,493,980
	1,500,000	1.30%, 06/05/2017	1,487,957
		General Electric Capital Corp.
	2,000,000	0.64%, 05/15/2017(1)	1,999,960
	3,000,000	1.32%, 04/02/2018(1)	3,017,235
	3,750,000	Macquarie Bank Ltd. 1.33%, 01/31/2017(1)(2)	3,754,972
	4,000,000	National Rural Utilities Cooperative Finance Corp. 0.68%, 11/23/2016(1)	4,003,844
	1,700,000	Synchrony Financial 1.56%, 02/03/2020(1)	1,673,142

			23,895,238

		Electric - 1.4%
	6,000,000	Duke Energy Indiana, Inc. 0.67%, 07/11/2016(1)	6,000,024
	905,000	Exelon Corp. 1.55%, 06/09/2017	901,184
	3,165,000	NSTAR Electric Co. 0.60%, 05/17/2016(1)	3,160,784

			10,061,992

		Electronics - 0.2%
	1,450,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,444,873

		Gas - 0.6%
	4,000,000	Dominion Gas Holdings LLC 1.05%, 11/01/2016	3,995,768

		Healthcare-Products - 0.5%
	1,820,000	Medtronic, Inc. 1.50%, 03/15/2018	1,818,944
	1,750,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	1,741,478

			3,560,422

		Healthcare-Services - 0.4%
	2,700,000	UnitedHealth Group, Inc. 0.77%, 01/17/2017(1)	2,701,801

		Home Furnishings - 0.4%
	2,645,000	Whirlpool Corp. 1.35%, 03/01/2017	2,629,508

		Insurance - 2.0%
	3,500,000	New York Life Global Funding 1.13%, 03/01/2017(2)	3,498,488
	3,500,000	Pricoa Global Funding I 1.15%, 11/25/2016(2)	3,499,604
		Principal Life Global Funding II
	2,000,000	1.13%, 02/24/2017(2)	1,995,188
	1,450,000	1.20%, 05/19/2017(2)	1,445,160
	4,000,000	Prudential Financial, Inc. 1.14%, 08/15/2018(1)	3,998,476

			14,436,916

		Machinery - Construction & Mining - 0.3%
	2,175,000	Caterpillar Financial Services Corp. 0.65%, 03/03/2017(1)	2,169,719

		Media - 0.9%
	3,000,000	NBCUniversal Enterprise, Inc. 1.01%, 04/15/2018(1)(2)	2,994,996

The accompanying notes are an integral part of these financial statements.

179

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.4% - (continued)
		Media - 0.9% - (continued)
		Thomson Reuters Corp.
$	700,000	0.88%, 05/23/2016	$699,454
	3,000,000	1.30%, 02/23/2017	2,985,651

			6,680,101

		Oil & Gas - 2.7%
		BP Capital Markets plc
	3,000,000	0.76%, 11/07/2016(1)	2,995,794
	4,000,000	1.23%, 09/26/2018(1)	3,957,452
	2,345,000	1.67%, 02/13/2018	2,342,355
	3,000,000	ConocoPhillips Co. 0.69%, 05/15/2018(1)	2,977,920
	4,250,000	Devon Energy Corp. 1.05%, 12/15/2016(1)	4,206,510
	3,000,000	Statoil ASA 0.80%, 11/08/2018(1)	2,976,483

			19,456,514

		Oil & Gas Services - 0.3%
	1,800,000	Schlumberger Holdings Corp. 1.90%, 12/21/2017(2)	1,793,304

		Pharmaceuticals - 2.3%
		Actavis Funding SCS
	2,000,000	1.30%, 06/15/2017	1,980,984
	4,700,000	1.58%, 03/12/2018(1)	4,715,106
	1,750,000	Baxalta, Inc. 1.37%, 06/22/2018(1)(2)	1,744,540
	2,000,000	Bayer US Finance LLC 0.89%, 10/06/2017(1)(2)	1,994,070
	1,500,000	Express Scripts Holding Co. 1.25%, 06/02/2017	1,490,001
	3,300,000	McKesson Corp. 1.29%, 03/10/2017	3,290,724
	935,000	Perrigo Co. plc 1.30%, 11/08/2016	928,387

			16,143,812

		Pipelines - 0.5%
		Enbridge, Inc.
	1,800,000	0.87%, 06/02/2017(1)	1,762,961
	2,000,000	1.26%, 10/01/2016(1)	1,985,004

			3,747,965

		Real Estate Investment Trusts - 0.6%
		Ventas Realty L.P.
	570,000	1.25%, 04/17/2017	565,797
	4,000,000	1.55%, 09/26/2016	4,002,760

			4,568,557

		Retail - 0.4%
		CVS Health Corp.
	1,085,000	1.20%, 12/05/2016	1,085,193
	1,500,000	1.90%, 07/20/2018	1,499,105

			2,584,298

		Software - 0.6%
	405,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	399,519
	3,500,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(2)	3,497,032

			3,896,551

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 49.4% - (continued)
		Telecommunications - 0.6%
		British Telecommunications plc
$	1,190,000	1.25%, 02/14/2017	$1,184,381
	3,135,000	1.63%, 06/28/2016	3,138,906

			4,323,287

		Trucking & Leasing - 0.2%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,133,529

		Total Corporate Bonds (cost $351,073,735)	$349,826,232

MUNICIPAL BONDS - 0.5%
		Education - 0.3%
$	2,000,000	New Jersey State Econ DA 1.10%, 06/15/2016	$1,999,020

		General - 0.2%
	1,750,000	State of Illinois 5.13%, 07/01/2017	1,809,570

		Total Municipal Bonds (cost $3,835,977)	$3,808,590

	U.S. GOVERNMENT AGENCIES - 17.1%
		FFCB - 11.5%
$	20,000,000	0.45%, 04/18/2016	$20,004,380
	27,000,000	0.45%, 09/08/2016	26,977,590
	34,150,000	0.50%, 06/27/2016	34,140,609

			81,122,579

		FHLMC - 1.7%
	7,165,000	0.63%, 11/01/2016	7,155,420
	5,000,000	0.88%, 10/14/2016	5,003,695

			12,159,115

		FNMA - 3.9%
	12,500,000	0.50%, 03/30/2016	12,500,963
	7,500,000	0.63%, 08/26/2016	7,500,375
	7,500,000	1.25%, 09/28/2016	7,527,180

			27,528,518

		Total U.S. Government Agencies (cost $120,897,811)	$120,810,212

U.S. GOVERNMENT SECURITIES - 11.2%
		Other Direct Federal Obligations - 11.2%
		FHLB - 11.2%
$	10,000,000	0.38%, 08/25/2016	$9,981,600
	5,580,000	0.33%, 06/17/2016	5,573,896
	5,000,000	0.38%, 07/22/2016	4,994,185
	20,000,000	0.32%, 03/18/2016	19,997,020
	38,660,000	0.38%, 06/24/2016	38,611,559

			79,158,260

		Total U.S. Government Securities (cost $79,184,119)	$79,158,260

		Total Long-Term Investments (cost $699,061,631)	$696,999,346

The accompanying notes are an integral part of these financial statements.

180

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.5%
	Other Investment Pools & Funds - 1.5%
10,809,760	Fidelity Money Market Class 1	$10,809,760

	Total Short-Term Investments (cost $10,809,760)	$10,809,760

Total Investments (cost $709,871,391)^	100.0%	$707,809,106
Other Assets and Liabilities	0.0%	248,484

Total Net Assets	100.0%	$708,057,590

The accompanying notes are an integral part of these financial statements.

181

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $709,871,391 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$114,565
Unrealized Depreciation	(2,176,850)

Net Unrealized Depreciation	$(2,062,285)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $116,614,654, which represents 16.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
Municipal Abbreviations:
DA	Development Authority

The accompanying notes are an integral part of these financial statements.

182

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$143,396,052	$—	$143,396,052	$—
Corporate Bonds	349,826,232	—	349,826,232	—
Municipal Bonds	3,808,590	—	3,808,590	—
U.S. Government Agencies	120,810,212	—	120,810,212	—
U.S. Government Securities	79,158,260	—	79,158,260	—
Short-Term Investments	10,809,760	10,809,760	—	—

Total	$707,809,106	$10,809,760	$696,999,346	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$3,787,652	$3,787,652
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(3,787,652)	(3,787,652)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $-.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

183

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.2%
		Asset-Backed - Automobile - 3.0%
$	4,435,000	Ally Auto Receivables Trust 1.49%, 11/15/2019	$4,417,237
	2,595,000	Capital Auto Receivables Asset Trust 2.22%, 01/22/2019	2,602,722
	3,430,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	3,422,375
	1,240,000	Huntington Automotive Trust 1.07%, 02/15/2018	1,237,526
	3,350,000	Westlake Automobile Receivables Trust 3.40%, 01/15/2021(1)	3,317,785

			14,997,645

		Asset-Backed - Credit Card - 0.7%
	3,380,000	Cabela’s Master Credit Card Trust 0.80%, 07/15/2022(2)	3,350,553

		Asset-Backed - Finance & Insurance - 10.7%
		Ares CLO Ltd.
	4,755,000	1.77%, 04/20/2023(1)(2)	4,647,061
	3,135,000	1.84%, 04/17/2026(1)(2)	3,113,055
	1,205,000	Avalon IV Capital Ltd. 2.14%, 04/17/2023(1)(2)	1,195,963
	3,457,667	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	3,405,170
	4,085,000	Dryden Senior Loan Fund 1.67%, 04/18/2026(1)(2)	4,034,346
	2,000,000	Flatiron CLO Ltd. 2.22%, 07/17/2026(1)(2)	1,962,800
	695,000	Ford Credit Floorplan Master Owner Trust 2.32%, 01/15/2019	701,099
	1,405,000	Green Tree Agency Advance Funding Trust 2.30%, 10/15/2046(1)	1,402,530
	3,400,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	3,360,560
	3,400,000	Limerock CLO 1.82%, 04/18/2026(1)(2)	3,371,440
	3,400,000	Madison Park Funding Ltd. 1.60%, 10/23/2025(1)(2)	3,355,120
	2,990,000	Magnetite CLO Ltd. 2.27%, 07/25/2026(1)(2)	2,933,190
	1,815,000	Nationstar Agency Advance Funding Trust 1.89%, 02/18/2048(1)	1,779,423
	2,220,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	2,218,059
	2,727,807	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	2,721,781
		Springleaf Funding Trust
	2,890,000	2.41%, 12/15/2022(1)	2,881,791
	4,720,000	3.16%, 11/15/2024(1)	4,686,319
	1,138,763	Structured Asset Securities Corp. 1.92%, 02/25/2033(2)	1,131,697
	3,246,500	TAL Advantage LLC 2.83%, 02/22/2038(1)	3,227,674
	1,370,000	Voya CLO Ltd. 1.77%, 07/17/2026(1)(2)	1,358,355

			53,487,433

		Asset-Backed - Home Equity - 0.2%
	53,754	Master Asset Backed Securities Trust 3.12%, 05/25/2033(2)	53,779

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.2% - (continued)
		Asset-Backed - Home Equity - 0.2% - (continued)
$	1,121,303	Morgan Stanley Asset Backed Securities Capital I 1.92%, 11/25/2032(2)	$1,105,162

			1,158,941

		Commercial Mortgage-Backed Securities - 2.8%
		CSAIL Commercial Mortgage Trust
	2,140,000	3.50%, 06/15/2057	2,159,223
	5,100,000	3.72%, 08/15/2048	5,166,591
	2,050,000	FREMF Mortgage Trust 3.82%, 06/25/2047(1)(2)	2,091,615
	4,750,000	New Residential Advance Receivables Trust 2.32%, 08/15/2046(1)	4,746,869

			14,164,298

		Whole Loan Collateral CMO - 6.8%
		LSTAR Securities Investment Trust
	2,044,555	2.24%, 04/01/2020(1)(2)	2,015,165
	4,424,422	2.24%, 05/01/2020(1)(2)	4,332,836
	4,253,819	2.24%, 08/01/2020(1)(2)	4,137,689
	2,325,640	Morgan Stanley Dean Witter Capital I 1.76%, 03/25/2033(2)	2,130,008
	2,122,259	Sequoia Mortgage Trust 0.86%, 02/20/2035(2)	2,004,556
	4,750,121	Springleaf Mortgage Loan Trust 1.27%, 06/25/2058(1)(2)	4,730,885
	2,694,290	Thornburg Mortgage Securities Trust 2.27%, 04/25/2045(2)	2,691,649
		Towd Point Mortgage Trust
	2,468,673	2.75%, 04/25/2055(1)(2)	2,441,188
	3,387,227	3.00%, 03/25/2054(1)(2)	3,377,404
		WaMu Mortgage Pass-Through Certificates
	2,083,524	2.18%, 03/25/2033(2)	2,080,322
	2,331,169	2.43%, 10/25/2035(2)	2,232,060
	2,210,359	Wells Fargo Mortgage Backed Securities Trust 2.61%, 09/25/2033(2)	2,200,670

			34,374,432

		Total Asset & Commercial Mortgage Backed Securities (cost $121,841,737)	$121,533,302

U.S. GOVERNMENT AGENCIES - 45.2%
		FHLMC - 13.4%
$	5,638,447	0.80%, 04/25/2020(2)	$5,638,904
	10,895,412	1.57%, 01/25/2022	10,796,680
	939,338	3.00%, 03/15/2033	127,506
	150,001	3.00%, 08/01/2045	149,875
	236,999	3.00%, 09/01/2045	236,854
	1,877,994	3.00%, 10/01/2045	1,876,422
	8,135,005	3.00%, 12/01/2045	8,128,202
	6,205,000	3.50%, 11/15/2025	6,550,633
	1,600,000	3.50%, 12/01/2045	1,648,362
	546,556	4.00%, 06/01/2044	577,858
	15,900,000	4.00%, 01/01/2046(3)	16,796,547
	85,886	4.50%, 12/01/2018	88,855
	7,496	5.50%, 06/01/2034	8,315
	64,607	5.50%, 10/01/2035	71,800
	110,499	5.50%, 04/01/2037	122,487
	1,343,870	5.50%, 12/01/2037	1,487,179
	466,440	5.50%, 04/01/2038	515,792
	31,530	5.50%, 05/01/2038	35,082
	2,648,733	5.50%, 08/01/2038	2,946,078

The accompanying notes are an integral part of these financial statements.

184

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 45.2% - (continued)
		FHLMC - 13.4% - (continued)
$	5,187	5.50%, 12/01/2039	$5,765
	70,153	6.00%, 10/01/2021	78,735
	89,993	6.00%, 10/01/2022	101,052
	110,753	6.00%, 01/01/2028	125,733
	36,887	6.00%, 04/15/2028	41,478
	70,258	6.00%, 05/15/2028(4)	79,174
	81,476	6.00%, 11/15/2028	92,112
	149,737	6.00%, 12/15/2028	169,329
	310,019	6.00%, 01/15/2029	350,798
	73,480	6.00%, 02/15/2029	83,499
	82,066	6.00%, 03/15/2029	92,517
	51,275	6.00%, 05/15/2029	58,252
	12,894	6.00%, 06/15/2029	14,629
	3,540	6.00%, 03/15/2031	4,024
	149,141	6.00%, 04/15/2031	168,964
	71,844	6.00%, 10/15/2031	81,853
	79,067	6.00%, 12/01/2031	90,124
	532,208	6.00%, 12/15/2031(4)	603,500
	633,284	6.00%, 12/15/2031	717,401
	25,791	6.00%, 05/15/2032	29,000
	1,495,269	6.00%, 06/15/2032	1,685,248
	1,224,289	6.00%, 09/15/2032	1,376,986
	116,367	6.00%, 10/15/2032	132,913
	892	6.00%, 11/01/2032	1,017
	83,249	6.00%, 11/15/2032	94,405
	16,339	6.00%, 04/01/2033	18,358
	24,392	6.00%, 09/01/2034	27,491
	13,825	6.50%, 02/01/2017	14,130
	10,444	6.50%, 04/01/2028	11,894
	470,599	6.50%, 08/15/2028	520,085
	1,141,233	6.50%, 05/15/2032	1,300,042
	157,913	6.50%, 08/01/2032	183,643
	361,970	6.50%, 09/01/2032	412,507
	28,756	7.00%, 10/01/2026	30,079
	7,048	7.00%, 03/01/2027	7,896
	4,703	7.00%, 12/01/2027	4,866
	1,521	7.00%, 02/01/2029	1,793
	1,140	7.00%, 05/01/2029	1,331
	2,141	7.00%, 09/01/2029	2,408
	778	7.00%, 02/01/2031	919
	125,484	7.00%, 04/01/2032	147,607
	63,571	7.00%, 05/01/2032	65,367
	84,967	7.00%, 06/01/2032	99,674
	143,001	7.00%, 11/01/2032	165,687
	4,328	7.50%, 05/01/2024	4,857
	789	7.50%, 06/01/2024	800
	2,175	7.50%, 06/01/2025	2,401
	6,262	8.00%, 08/01/2024	6,536
	5,857	8.00%, 09/01/2024	6,147
	9,420	8.00%, 10/01/2024	9,902
	367	8.50%, 10/01/2024	369
	2,697	10.00%, 11/01/2020	2,732

			67,131,460

		FNMA - 30.2%
	8,135,626	1.49%, 03/01/2018	8,158,132
	3,534,314	2.22%, 10/01/2022	3,483,134
	6,312,931	2.25%, 10/01/2022	6,210,594
	3,559,320	2.31%, 10/01/2022	3,520,092
	2,040,203	2.56%, 01/01/2019	2,076,070
	1,547,902	2.65%, 07/01/2019	1,581,261

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 45.2% - (continued)
		FNMA - 30.2% - (continued)
$	2,500,000	2.68%, 05/01/2025	$2,446,763
	2,000,000	3.00%, 01/01/2031(3)	2,060,286
	3,561,104	3.00%, 03/01/2043	3,569,087
	13,402,716	3.00%, 08/01/2043	13,429,703
	10,400,000	3.00%, 01/01/2046(3)	10,400,095
	7,779,845	3.11%, 10/01/2021	8,071,400
	274,989	3.41%, 11/01/2020	288,308
	230,244	3.50%, 11/01/2020	242,008
	4,100,000	3.50%, 01/01/2031(3)	4,293,631
	1,035,050	3.59%, 09/01/2030	1,061,010
	7,575,225	3.74%, 06/01/2018	7,855,408
	631,304	4.00%, 08/01/2045	670,976
	3,531,022	4.00%, 11/01/2045	3,741,765
	10,950,000	4.00%, 01/01/2046(3)	11,586,982
	2,462,703	4.50%, 10/01/2040	2,665,613
	1,093,363	4.50%, 10/01/2041	1,180,862
	3,133,580	4.50%, 01/01/2043	3,390,265
	1,026,139	4.50%, 09/01/2043	1,108,258
	8,125,000	4.50%, 01/01/2046(3)	8,773,984
	99,627	5.00%, 08/01/2018	103,546
	285,455	5.00%, 10/01/2018	296,786
	242,735	5.00%, 06/01/2025	262,893
	21,400,000	5.00%, 01/01/2046(3)	23,554,546
	695,457	5.46%, 05/25/2042(2)(5)	90,461
	28,101	5.50%, 11/01/2016	28,325
	30,946	5.50%, 10/01/2017	31,828
	24,929	5.50%, 12/01/2017	25,594
	132,638	5.50%, 04/01/2018	136,268
	89,386	5.50%, 06/01/2018	91,850
	7,415	5.50%, 07/01/2018	7,701
	1,116,273	5.50%, 08/01/2019	1,176,858
	359,483	6.00%, 10/01/2023	405,666
	45,625	6.00%, 10/25/2028	51,545
	16,844	6.00%, 11/25/2028	19,077
	67,456	6.00%, 04/25/2029	76,253
	1,044	6.00%, 05/01/2029	1,191
	55,167	6.00%, 05/25/2029	62,313
	47,632	6.00%, 06/25/2029	53,871
	101,251	6.00%, 07/25/2029	114,516
	545,332	6.00%, 05/25/2031(4)	619,854
	178,665	6.00%, 09/25/2031	203,603
	43,447	6.00%, 11/25/2031	49,165
	676,579	6.00%, 12/25/2031	764,272
	291,735	6.00%, 01/01/2032	332,304
	433	6.00%, 04/01/2032	490
	565	6.00%, 05/01/2032	644
	2,716	6.00%, 09/25/2032	2,985
	102,567	6.00%, 11/01/2032	115,774
	70,322	6.00%, 02/01/2033	80,252
	387,877	6.00%, 03/01/2033	442,426
	1,267,120	6.00%, 05/01/2033	1,445,115
	19,601	6.00%, 08/01/2034	22,140
	215,319	6.00%, 01/01/2035	242,980
	4,126,338	6.00%, 02/01/2037	4,656,441
	54	6.50%, 04/01/2024	62
	234	6.50%, 04/01/2027	267
	18,566	6.50%, 04/01/2028	21,218
	328	6.50%, 05/01/2028	375
	11,539	6.50%, 10/01/2028	13,222
	221,782	6.50%, 11/01/2028	255,225
	111,866	6.50%, 12/01/2028	128,666

The accompanying notes are an integral part of these financial statements.

185

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 45.2% - (continued)
		FNMA - 30.2% - (continued)
$	572,270	6.50%, 06/25/2029(4)	$628,965
	385,145	6.50%, 08/01/2029	440,162
	19	6.50%, 09/01/2029	21
	974	6.50%, 11/01/2030	1,113
	8,099	6.50%, 05/01/2031	9,397
	284,133	6.50%, 10/25/2031	317,322
	1,751,153	6.50%, 08/01/2032	2,016,951
	57,601	6.50%, 09/01/2032	65,829
	64	7.00%, 03/01/2016	64
	74	7.00%, 04/01/2016	74
	84	7.00%, 08/01/2016	85
	21,217	7.00%, 06/01/2017	21,431
	1,230	7.00%, 11/01/2031	1,383
	355	7.00%, 12/01/2031	365
	309,195	7.00%, 02/01/2032	361,427
	12,017	7.50%, 06/01/2023	13,524
	2,772	8.00%, 10/01/2029	3,334
	122	8.00%, 03/01/2030	126
	9,472	8.00%, 04/01/2030	11,740
	34	8.00%, 06/01/2030	34
	23,797	8.00%, 10/01/2030	29,412
	28,688	8.00%, 12/01/2030	32,854
	509	8.50%, 04/01/2017	522
	277	9.00%, 08/01/2020	301
	22,390	9.00%, 09/01/2021	22,697

			151,833,388

		GNMA - 1.6%
	349,819	4.00%, 01/20/2044	80,590
	1,359,418	5.00%, 01/20/2034	1,503,381
	1,538,158	5.50%, 09/20/2033	1,678,048
	674,304	6.00%, 01/15/2033	778,462
	426,948	6.00%, 02/15/2033	491,411
	57,090	6.50%, 12/15/2028	65,318
	43,606	6.50%, 05/15/2029	51,048
	661,679	6.50%, 05/16/2031	765,757
	61,282	6.50%, 09/15/2031	70,114
	258,982	6.50%, 10/15/2031	296,309
	286,080	6.50%, 11/15/2031	327,314
	376,883	6.50%, 01/15/2032	431,204
	20,842	7.00%, 06/20/2030	23,373
	21,676	7.00%, 05/15/2032	25,935
	48,937	7.00%, 07/15/2032	54,681
	127,679	7.00%, 09/15/2032	138,060
	746,033	7.00%, 10/15/2032	859,982
	2,383	7.50%, 04/15/2022	2,391
	4,412	7.50%, 01/15/2023	4,463
	1,017	7.50%, 05/15/2023	1,104
	6,635	7.50%, 06/15/2023	7,231
	1,847	7.50%, 07/15/2023	1,856
	19,055	7.50%, 08/15/2023	19,459
	7,788	7.50%, 09/15/2023	7,858
	11,786	7.50%, 10/15/2023	12,292
	23,691	7.50%, 11/15/2023	25,348
	9,705	7.50%, 12/15/2023	10,042
	10,499	7.50%, 02/15/2024	10,946
	2,928	7.50%, 04/15/2024	2,981
	2,621	7.50%, 05/15/2024	2,642
	91,499	7.50%, 07/15/2027	101,897
	59,212	7.50%, 04/20/2030	69,984
	119	8.50%, 09/15/2019	119

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 45.2% - (continued)
		GNMA - 1.6% - (continued)
$	10,350	8.50%, 09/15/2024	$11,657
	1,271	8.50%, 06/15/2029	1,358
	184	8.50%, 09/15/2029	185
	6,574	8.50%, 10/15/2029	7,111
	2,856	8.50%, 01/15/2030	3,273
	8,932	8.50%, 02/15/2030	9,059
	983	8.50%, 03/15/2030	1,064

			7,955,307

		Total U.S. Government Agencies (cost $224,688,345)	$226,920,155

U.S. GOVERNMENT SECURITIES - 41.5%
		Other Direct Federal Obligations - 24.0%
		FHLB - 24.0%
$	16,335,000	1.75%, 12/14/2018	$16,490,133
	4,825,000	1.88%, 08/01/2019	4,858,288
	19,965,000	4.13%, 03/13/2020	21,878,426
	26,000,000	5.25%, 12/09/2022	30,888,234
	45,500,000	5.38%, 05/18/2016	46,313,449

			120,428,530

		U.S. Treasury Securities - 17.5%
		U.S. Treasury Notes - 17.5%
	18,875,000	1.13%, 04/30/2020	18,443,669
	45,235,000	1.50%, 01/31/2019	45,394,046
	25,000,000	2.00%, 08/15/2025	24,375,975

			88,213,690

		Total U.S. Government Securities (cost $206,099,392)	$208,642,220

		Total Long-Term Investments (cost $552,629,474)	$557,095,677

SHORT-TERM INVESTMENTS - 4.1%
		Other Investment Pools & Funds - 4.1%
	20,592,817	Fidelity Money Market Class 1	$20,592,817

		Total Short-Term Investments (cost $20,592,817)	$20,592,817

Total Investments (cost $573,222,291)^	115.0%	$577,688,494
Other Assets and Liabilities	(15.0)%	(75,540,683)

Total Net Assets	100.0%	$502,147,811

The accompanying notes are an integral part of these financial statements.

186

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $573,222,291 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,560,182
Unrealized Depreciation	(2,093,979)

Net Unrealized Appreciation	$4,466,203

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At December 31, 2015, the aggregate value of these securities was $86,268,448, which represents 17.2% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2015.

(3)	Represents or includes a TBA transaction.

(4)	These securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

(5)	Security disclosed is interest-only strip.

Futures Contracts Outstanding at December 31, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	294	03/21/2016	$37,124,169	$37,016,437	$(107,732)
U.S. Treasury 2-Year Note Future	45	03/31/2016	9,790,396	9,775,547	(14,849)
U.S. Treasury 5-Year Note Future	35	03/31/2016	4,141,562	4,141,211	(351)
U.S. Treasury Long Bond Future	5	03/21/2016	767,352	768,750	1,398

Total					$(121,534)

Total futures contracts					$(121,534)

TBA Sale Commitments Outstanding at December 31, 2015
Description	Principal Amount	Maturity Date	Market Value †	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$10,400,000	01/01/2046	$(10,382,821)	$25,304
FHLMC, 5.50%	4,800,000	01/01/2046	(5,308,669)	26,456
FNMA, 3.50%	3,500,000	01/01/2046	(3,611,031)	2,719

Total (proceeds $19,357,000)			$(19,302,521)	$54,479

At December 31, 2015, the aggregate market value of these securities represents (3.8)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

187

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$121,533,302	$—	$121,533,302	$—
U.S. Government Agencies	226,920,155	—	226,920,155	—
U.S. Government Securities	208,642,220	—	208,642,220	—
Short-Term Investments	20,592,817	20,592,817	—	—
Futures Contracts(2)	1,398	1,398	—	—

Total	$577,689,892	$20,594,215	$557,095,677	$—

Liabilities
Futures Contracts(2)	$(122,932)	$(122,932)	$—	$—
TBA Sale Commitments	(19,302,521)	—	(19,302,521)	—

Total	$(19,425,453)	$(122,932)	$(19,302,521)	$—

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$15,253,099	$15,253,099
Purchases	—	—
Sales	(4,499,139)	(4,499,139)
Accrued discounts/(premiums)	4	4
Total realized gain/(loss)	10,340	10,340
Net change in unrealized appreciation/depreciation	1,858	1,858
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(10,766,162)	(10,766,162)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $—.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

188

Hartford Value HLS Fund

Schedule of Investments

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.4%
	Banks - 13.9%
250,245	Citigroup, Inc.	$12,950,179
318,272	JP Morgan Chase & Co.	21,015,500
53,090	M&T Bank Corp.	6,433,446
127,490	PNC Financial Services Group, Inc.	12,151,072
398,795	Wells Fargo & Co.	21,678,496

		74,228,693

	Capital Goods - 9.7%
37,555	3M Co.	5,657,285
152,625	Eaton Corp. plc	7,942,605
155,380	Fortune Brands Home & Security, Inc.	8,623,590
359,750	General Electric Co.	11,206,212
52,150	Illinois Tool Works, Inc.	4,833,262
80,835	Ingersoll-Rand plc	4,469,367
49,700	Triumph Group, Inc.	1,975,575
77,510	United Technologies Corp.	7,446,386

		52,154,282

	Commercial & Professional Services - 1.1%
131,300	Nielsen Holdings plc	6,118,580

	Consumer Durables & Apparel - 1.6%
268,035	PulteGroup, Inc.	4,776,384
49,225	PVH Corp.	3,625,421

		8,401,805

	Consumer Services - 2.1%
202,590	Hilton Worldwide Holdings, Inc.	4,335,426
121,310	Norwegian Cruise Line Holdings Ltd.*	7,108,766

		11,444,192

	Diversified Financials - 6.0%
58,180	Ameriprise Financial, Inc.	6,191,516
24,955	BlackRock, Inc.	8,497,677
32,580	Goldman Sachs Group, Inc.	5,871,893
19,985	Intercontinental Exchange, Inc.	5,121,356
187,260	Invesco Ltd.	6,269,465
230,200	Solar Cayman Ltd. *(1)(2)(3)	49,723

		32,001,630

	Energy - 9.2%
55,515	Anadarko Petroleum Corp.	2,696,919
126,505	Chevron Corp.	11,380,390
90,350	EOG Resources, Inc.	6,395,876
101,545	Exxon Mobil Corp.	7,915,433
167,325	Halliburton Co.	5,695,743
378,820	Marathon Oil Corp.	4,769,344
57,170	Occidental Petroleum Corp.	3,865,264
40,020	Pioneer Natural Resources Co.	5,017,707
251,320	Southwestern Energy Co. *	1,786,885

		49,523,561

	Food & Staples Retailing - 1.2%
65,370	CVS Health Corp.	6,391,225

	Food, Beverage & Tobacco - 3.4%
98,667	British American Tobacco plc	5,479,372
26,315	Diageo plc ADR	2,870,177
44,670	Ingredion, Inc.	4,281,173
76,683	Kraft Heinz Co.	5,579,455

		18,210,177

	Health Care Equipment & Services - 3.5%
68,330	Baxter International, Inc.	2,606,790
113,636	Medtronic plc	8,740,881

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.4% - (continued)
	Health Care Equipment & Services - 3.5% - (continued)
61,405	UnitedHealth Group, Inc.	$7,223,684

		18,571,355

	Insurance - 6.2%
72,190	ACE Ltd.	8,435,402
95,205	American International Group, Inc.	5,899,854
103,120	Marsh & McLennan Cos., Inc.	5,718,004
135,920	MetLife, Inc.	6,552,703
83,395	Principal Financial Group, Inc.	3,751,107
88,205	Unum Group	2,936,344

		33,293,414

	Materials - 3.5%
26,800	Agrium, Inc.	2,394,312
132,180	Dow Chemical Co.	6,804,626
96,145	International Paper Co.	3,624,667
55,665	Nucor Corp.	2,243,300
197,435	Steel Dynamics, Inc.	3,528,163

		18,595,068

	Media - 2.9%
112,430	CBS Corp. Class B	5,298,826
97,445	Comcast Corp. Class A	5,498,821
126,860	Thomson Reuters Corp.	4,801,651

		15,599,298

	Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
17,100	Allergan plc*	5,343,750
34,890	Amgen, Inc.	5,663,694
175,150	AstraZeneca plc ADR	5,946,343
39,810	Baxalta, Inc.	1,553,784
120,300	Bristol-Myers Squibb Co.	8,275,437
42,270	Gilead Sciences, Inc.	4,277,301
242,250	Merck & Co., Inc.	12,795,645
135,924	Pfizer, Inc.	4,387,627
25,283	Roche Holding AG	7,006,131

		55,249,712

	Retailing - 4.7%
53,820	Dollar General Corp.	3,868,043
61,770	Home Depot, Inc.	8,169,082
78,970	Lowe’s Cos., Inc.	6,004,879
58,550	Nordstrom, Inc.	2,916,376
34,750	Signet Jewelers Ltd.	4,298,228

		25,256,608

	Semiconductors & Semiconductor Equipment - 4.4%
47,790	Analog Devices, Inc.	2,643,743
331,710	Intel Corp.	11,427,409
245,315	Maxim Integrated Products, Inc.	9,321,970

		23,393,122

	Software & Services - 4.0%
273,105	Microsoft Corp.	15,151,865
299,675	Symantec Corp.	6,293,175

		21,445,040

	Technology Hardware & Equipment - 3.2%
636,060	Cisco Systems, Inc.	17,272,209

	Telecommunication Services - 1.5%
174,040	Verizon Communications, Inc.	8,044,129

	Transportation - 0.8%
52,220	Union Pacific Corp.	4,083,604

The accompanying notes are an integral part of these financial statements.

189

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.4% - (continued)
	Utilities - 3.2%
41,070	Dominion Resources, Inc.	$2,777,975
78,590	Edison International	4,653,314
131,745	Eversource Energy	6,728,217
28,865	NextEra Energy, Inc.	2,998,785

		17,158,291

	Total Common Stocks (cost $412,539,713)	$516,435,995

	Total Long-Term Investments (cost $412,539,713)	$516,435,995

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
5,181,996	BlackRock Liquidity Funds TempFund Portfolio	$5,181,996

	Total Short-Term Investments (cost $5,181,996)	$5,181,996

Total Investments (cost $417,721,709)^	97.4%	$521,617,991
Other Assets and Liabilities	2.6%	14,147,108

Total Net Assets	100.0%	$535,765,099

The accompanying notes are an integral part of these financial statements.

190

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	At December 31, 2015, the cost of securities for federal income tax purposes was $420,570,761 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$126,006,409
Unrealized Depreciation	(24,959,179)

Net Unrealized Appreciation	$101,047,230

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2007	230,200	Solar Cayman Ltd.	$67,469

At December 31, 2015, the aggregate value of this security was $49,723, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At December 31, 2015, the aggregate fair value of this security was $49,723, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At December 31, 2015, the aggregate value of this security was $49,723, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

191

Hartford Value HLS Fund

Schedule of Investments – (continued)

December 31, 2015

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$74,228,693	$74,228,693	$—	$—
Capital Goods	52,154,282	52,154,282	—	—
Commercial & Professional Services	6,118,580	6,118,580	—	—
Consumer Durables & Apparel	8,401,805	8,401,805	—	—
Consumer Services	11,444,192	11,444,192	—	—
Diversified Financials	32,001,630	31,951,907	—	49,723
Energy	49,523,561	49,523,561	—	—
Food & Staples Retailing	6,391,225	6,391,225	—	—
Food, Beverage & Tobacco	18,210,177	12,730,805	5,479,372	—
Health Care Equipment & Services	18,571,355	18,571,355	—	—
Insurance	33,293,414	33,293,414	—	—
Materials	18,595,068	18,595,068	—	—
Media	15,599,298	15,599,298	—	—
Pharmaceuticals, Biotechnology & Life Sciences	55,249,712	48,243,581	7,006,131	—
Retailing	25,256,608	25,256,608	—	—
Semiconductors & Semiconductor Equipment	23,393,122	23,393,122	—	—
Software & Services	21,445,040	21,445,040	—	—
Technology Hardware & Equipment	17,272,209	17,272,209	—	—
Telecommunication Services	8,044,129	8,044,129	—	—
Transportation	4,083,604	4,083,604	—	—
Utilities	17,158,291	17,158,291	—	—
Short-Term Investments	5,181,996	5,181,996	—	—

Total	$521,617,991	$509,082,765	$12,485,503	$49,723

(1)	For the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended December 31, 2015:

	Common Stocks	Total
Beginning balance	$16,114	$16,114
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	33,609	33,609
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$49,723	$49,723

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2015 was $33,609.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

192

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193

Hartford HLS Funds

Statements of Assets and Liabilities

December 31, 2015

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Assets:
Investments in securities, at market value	$2,510,777,153	$6,381,914,943	$739,247,496
Cash	94,253	217,762	48,204
Cash collateral due from broker	—	—	754,400
Foreign currency	—	65,158	—
Unrealized appreciation on foreign currency contracts	—	783,025	—
Receivables:
Investment securities sold	5,382,281	42,581,878	2,175,408
Fund shares sold	36,188	375,360	7,456
Dividends and interest	9,391,191	7,827,852	703,953
Variation margin on financial derivative instruments	24,290	—	—
Other assets	5,702	—	13,367

Total assets	2,525,711,058	6,433,765,978	742,950,284

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
TBA sale commitments, at market value	5,386,250	—	—
Payables:
Investment securities purchased	5,345,074	65,912,410	1,496,249
Fund shares redeemed	1,594,482	4,932,586	170,529
Investment management fees	1,287,980	3,458,095	461,137
Variation margin on financial derivative instruments	—	—	157,444
Distribution fees	64,497	141,050	19,649
Accrued expenses	149,563	290,730	54,593

Total liabilities	13,827,846	74,734,871	2,359,601

Net assets	$2,511,883,212	$6,359,031,107	$740,590,683

Summary of Net Assets:
Capital stock and paid-in-capital	$2,268,898,789	$5,737,690,820	$496,305,011
Undistributed (distributions in excess of) net investment income	28,777,300	5,652,191	979,743
Accumulated net realized gain (loss)	(216,954,478)	451,027,560	85,898,411
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	431,161,601	164,660,536	157,407,518

Net assets	$2,511,883,212	$6,359,031,107	$740,590,683

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$26.62	$44.44	$15.58

Shares outstanding	83,047,251	128,277,553	41,648,391

Net Assets	$2,210,938,096	$5,701,268,594	$648,747,094

Class IB: Net asset value per share	$26.99	$43.93	$15.46

Shares outstanding	11,148,633	14,605,206	5,941,660

Net Assets	$300,945,116	$641,547,573	$91,843,589

Class IC: Net asset value per share	$—	$44.21	$—

Shares outstanding	—	366,783	—

Net Assets	$—	$16,214,940	$—

Cost of investments	$2,079,483,975	$6,217,821,500	$582,121,743
Cost of foreign currency	$—	$64,928	$—
Proceeds of TBA sale commitments	$5,382,281	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

194

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2015

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$3,438,524,476	$477,972,801	$1,380,203,556	$421,783,967	$325,275,250	$1,316,502,409	$1,752,791,308
286,943	—	—	—	—	—	—
—	—	—	—	469,751	—	—
—	37,494	—	—	—	150,164	—
—	—	—	—	64,475	—	—

1,360,515	818,211	4,619,915	462,347	481,906	382,175	467,833
425,145	26,627	187,346	1,739,628	6,128	105,889	492,961
5,132,814	736,623	1,013,662	409,637	4,850,907	3,365,136	1,156,771
—	—	—	—	7,656	—	—
4,854	14,370	17,681	11,580	14,808	11,333	8,892

3,445,734,747	479,606,126	1,386,042,160	424,407,159	331,170,881	1,320,517,106	1,754,917,765

—	—	—	—	645	—	—
—	—	—	—	—	—	—

—	—	8,453,560	138,172	—	1,324,686	886,180
2,078,574	168,157	755,638	515,001	2,584,017	473,381	828,628
1,920,921	307,464	714,368	297,443	201,225	781,303	1,017,165
—	—	—	—	—	—	—
96,664	18,620	37,799	13,384	17,469	36,835	22,523
134,879	51,092	93,997	15,886	41,415	112,963	53,018

4,231,038	545,333	10,055,362	979,886	2,844,771	2,729,168	2,807,514

$3,441,503,709	$479,060,793	$1,375,986,798	$423,427,273	$328,326,110	$1,317,787,938	$1,752,110,251

$2,236,598,936	$359,293,497	$1,061,919,250	$250,496,941	$361,648,848	$1,657,486,611	$1,316,140,502
5,287,312	2,754,031	5,172,640	11,704,604	20,098,553	19,001,664	777,579
368,514,208	46,438,090	185,787,424	56,025,935	(21,847,286)	(383,117,925)	176,744,843

831,103,253	70,575,175	123,107,484	105,199,793	(31,574,005)	24,417,588	258,447,327

$3,441,503,709	$479,060,793	$1,375,986,798	$423,427,273	$328,326,110	$1,317,787,938	$1,752,110,251

4,200,000,000	3,600,000,000	900,000,000	800,000,000	2,800,000,000	2,825,000,000	2,600,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0010

$22.09	$24.39	$34.86	$30.32	$7.55	$14.19	$33.66

135,463,830	16,084,827	34,341,662	11,897,395	33,281,939	80,766,223	48,953,874

$2,991,811,209	$392,301,876	$1,197,187,495	$360,782,922	$251,312,640	$1,146,249,787	$1,647,714,855

$22.02	$24.19	$33.76	$29.36	$7.43	$14.36	$33.11

20,424,791	3,587,092	4,689,337	2,133,803	10,361,488	11,947,541	3,153,087

$449,692,500	$86,758,917	$158,303,905	$62,644,351	$77,013,470	$171,538,151	$104,395,396

$—	$—	$34.57	$—	$—	$—	$—

—	—	592,914	—	—	—	—

$—	$—	$20,495,398	$—	$—	$—	$—

$2,607,420,064	$407,354,294	$1,257,083,347	$316,583,402	$356,843,900	$1,291,828,233	$1,494,343,981
$—	$37,691	$—	$—	$—	$149,634	$—
$—	$—	$—	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

195

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2015

	Hartford MidCap Value HLS Fund	Hartford Small Company HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
Assets:
Investments in securities, at market value	$382,419,563	$1,218,858,867	$95,707,711
Cash	78,588	—	1,067
Cash collateral due from broker	—	—	—
Foreign currency	11	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Unrealized appreciation on OTC swap contracts	—	—	—
Receivables:
Investment securities sold	1,523,586	7,448,252	—
Fund shares sold	4,957	93,619	13,853
Dividends and interest	403,766	681,898	298,968
Variation margin on financial derivative instruments	—	—	—
OTC swap premiums paid	—	—	—
Other assets	14,645	11,237	16,691

Total assets	384,445,116	1,227,093,873	96,038,290

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
Bank overdraft	—	530,258	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral due to broker	—	—	—
TBA sale commitments, at market value	—	—	—
Unfunded loan commitments	—	—	—
Payables:
Investment securities purchased	1,097,349	8,563,319	—
Fund shares redeemed	139,696	914,861	76,528
Investment management fees	265,043	717,553	66,700
Distribution fees	19,889	21,010	3,587
Written options	—	—	—
Accrued expenses	29,029	68,546	11,585
OTC swap premiums received	—	—	—

Total liabilities	1,551,006	10,815,547	158,400

Net assets	$382,894,110	$1,216,278,326	$95,879,890

Summary of Net Assets:
Capital stock and paid-in-capital	$286,352,082	$1,138,662,240	$84,530,153
Undistributed (distributions in excess of) net investment income	890,780	—	1,254,573
Accumulated net realized gain (loss)	48,041,746	83,597,861	5,672,218
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	47,609,502	(5,981,775)	4,422,946

Net assets	$382,894,110	$1,216,278,326	$95,879,890

Shares authorized	1,200,000,000	1,500,000,000	900,000,000

Par value	$0.0010	$0.0010	$0.0010

Class IA: Net asset value per share	$12.33	$17.52	$7.45

Shares outstanding	23,614,361	63,813,201	10,659,841

Net Assets	$291,174,257	$1,117,777,760	$79,378,502

Class IB: Net asset value per share	$12.24	$16.47	$7.40

Shares outstanding	7,491,320	5,981,256	2,230,628

Net Assets	$91,719,853	$98,500,566	$16,501,388

Cost of investments	$334,807,433	$1,224,837,748	$91,284,765
Cost of foreign currency	$11	$—	$—
Proceeds of TBA sale commitments	$—	$—	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

196

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

December 31, 2015

Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$1,127,258,262	$1,526,779,024	$3,375,685,374	$707,809,106	$577,688,494	$521,617,991
—	—	233,574	—	—	23,616
—	—	43,613	—	475,650	—
—	118,532	—	—	—	—
—	—	1,407,819	—	—	—
—	—	3,543,468	—	—	—

1,355,977	16,119,931	294,735,404	—	19,357,000	118,429
446,135	22,378	251,901	90,196	4,252	16,582,855
949,285	2,707,302	18,474,619	1,039,786	1,850,865	872,462
—	—	244,692	—	106,051	—
—	—	30,993,085	—	—	—
13,779	8,631	6,870	11,995	15,955	15,459

1,130,023,438	1,545,755,798	3,725,620,419	708,951,083	599,498,267	539,230,812

—	—	960,387	—	—	—
—	—	—	—	169,130	—
—	—	6,885,653	—	—	—
—	—	14,047,001	—	—	—
—	—	159,521,484	—	19,302,521	—
—	—	60,000	—	—	—

5,418,978	—	781,883,078	—	77,321,471	2,779,292
561,360	1,176,539	1,295,438	587,224	300,565	304,095
587,196	630,927	1,086,983	242,516	192,779	333,551
45,117	33,369	63,180	20,871	19,242	17,234
—	—	351,953	—	—	—
48,365	82,040	254,336	42,882	44,748	31,541
—	—	15,924,649	—	—	—

6,661,016	1,922,875	982,334,142	893,493	97,350,456	3,465,713

$1,123,362,422	$1,543,832,923	$2,743,286,277	$708,057,590	$502,147,811	$535,765,099

$1,070,429,156	$1,512,463,825	$2,724,742,692	$707,790,221	$602,418,536	$369,851,117
1,318,657	2,566,050	66,990,645	2,672,136	9,029,448	781,816
44,555,436	(262,433,588)	9,108,489	(342,482)	(113,699,321)	61,247,618

7,059,173	291,236,636	(57,555,549)	(2,062,285)	4,399,148	103,884,548

$1,123,362,422	$1,543,832,923	$2,743,286,277	$708,057,590	$502,147,811	$535,765,099

700,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

$0.0010	$0.0010	$0.0010	$0.0100	$0.0010	$0.0010

$24.93	$64.06	$10.93	$9.99	$10.34	$15.58

36,635,588	21,669,780	224,014,514	61,153,524	39,856,676	29,250,548

$913,413,965	$1,388,110,424	$2,448,280,342	$611,087,293	$412,059,967	$455,713,159

$24.38	$64.03	$10.87	$9.97	$10.32	$15.57

8,611,633	2,431,961	27,150,164	9,726,761	8,733,095	5,141,462

$209,948,457	$155,722,499	$295,005,935	$96,970,297	$90,087,844	$80,051,940

$1,120,199,089	$1,235,468,367	$3,428,737,646	$709,871,391	$573,222,291	$417,721,709
$—	$118,114	$—	$—	$—	$—
$—	$—	$159,447,272	$—	$19,357,000	$—
$—	$—	$344,981	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

197

Hartford HLS Funds

Statements of Operations

For the Year Ended December 31, 2015

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Investment Income:
Dividends	$40,414,789	$104,917,271	$11,984,333
Interest	28,472,431	161,825	15,044
Less: Foreign tax withheld	(302,558)	(1,753,536)	(12,003)

Total investment income, net	68,584,662	103,325,560	11,987,374

Expenses:
Investment management fees	16,927,685	43,560,451	5,699,248
Administrative services fees
Class IC	—	25,033	—
Transfer agent fees
Class IA	4,909	8,403	4,692
Class IB	683	975	669
Class IC	—	14	—
Distribution fees
Class IB	837,549	1,786,007	246,272
Class IC	—	25,033	—
Custodian fees	19,113	105,458	4,195
Registration and filing fees	20,599	39,883	14,765
Accounting services fees	438,728	1,163,165	94,653
Board of Directors’ fees	77,359	192,371	22,773
Audit fees	35,445	34,111	21,184
Other expenses	366,222	730,124	154,253

Total expenses (before waivers and fees paid indirectly)	18,728,292	47,671,028	6,262,704
Management fee waivers	(548,410)	—	—
Commission recapture	(10,202)	(148,512)	(7,898)

Total waivers and fees paid indirectly	(558,612)	(148,512)	(7,898)

Total expenses, net	18,169,680	47,522,516	6,254,806

Net Investment Income (Loss)	50,414,982	55,803,044	5,732,568

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	219,028,783	487,573,981	86,618,835
Net realized gain (loss) on purchased options contracts	—	(19,529)	—
Net realized gain (loss) on futures contracts	(574,265)	—	(259,876)
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	12,365,127	—
Net realized gain (loss) on other foreign currency transactions	(34,977)	(728,633)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	218,419,541	499,190,946	86,358,959

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(261,082,152)	(462,887,172)	(39,844,158)
Net unrealized appreciation (depreciation) of futures contracts	(123,477)	—	281,759
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(3,308,109)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(9,021)	(62,993)	6

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(261,214,650)	(466,258,274)	(39,562,393)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(42,795,109)	32,932,672	46,796,566

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,619,873	$88,735,716	$52,529,134

The accompanying notes are an integral part of these financial statements.

198

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2015

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$94,838,564	$7,241,984	$9,775,733	$3,616,136	$319,819	$35,010,599	$14,280,119
48,180	15,642	7,291	9,487	24,029,958	32,057	3,696
(637,230)	(281,575)	(90,980)	(44,462)	—	(3,455,035)	(58,721)

94,249,514	6,976,051	9,692,044	3,581,161	24,349,777	31,587,621	14,225,094

24,266,487	3,655,333	8,482,482	3,467,850	2,765,886	9,834,521	12,363,820

—	—	22,815	—	—	—	—

5,312	4,398	6,960	4,509	4,275	5,661	5,814
812	1,010	928	844	1,377	850	387
—	—	52	—	—	—	—

1,244,794	227,437	408,204	164,641	240,658	467,721	286,990
—	—	22,815	—	—	—	—
17,052	17,984	17,859	7,587	4,611	92,616	9,763
20,914	14,100	50,440	16,096	14,115	16,505	16,874
450,319	68,177	139,708	41,786	79,025	229,364	183,820
105,742	14,092	39,415	11,888	11,673	40,577	51,955
27,601	43,966	23,858	21,762	31,878	51,515	24,497
423,029	120,284	271,704	38,762	97,360	282,943	155,890

26,562,062	4,166,781	9,487,240	3,775,725	3,250,858	11,022,273	13,099,810
—	—	—	—	—	—	—
(30,260)	(934)	(30,973)	(5,166)	—	(16,099)	(26,083)

(30,260)	(934)	(30,973)	(5,166)	—	(16,099)	(26,083)

26,531,802	4,165,847	9,456,267	3,770,559	3,250,858	11,006,174	13,073,727

67,717,712	2,810,204	235,777	(189,398)	21,098,919	20,581,447	1,151,367

382,574,426	46,861,138	195,613,761	69,065,771	(13,898,504)	45,302,244	179,589,506
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	(51,895)	—	—
—	—	—	(28,402)	1,406,433	—	—
(14,922)	(18,003)	(84,682)	5,473	(126,675)	(698,795)	(568)

382,559,504	46,843,135	195,529,079	69,042,842	(12,670,641)	44,603,449	179,588,938

(492,431,050)	(12,480,647)	(41,497,799)	(21,656,841)	(22,578,572)	(34,275,581)	(152,431,577)
—	—	—	—	—	—	—
—	—	—	—	(66,230)	—	—
—	—	(848)	(3,944)	(218,266)	(13,288)	—
1,557	(14,942)	(3,208)	490	5,898	(63,584)	—

(492,429,493)	(12,495,589)	(41,501,855)	(21,660,295)	(22,857,170)	(34,352,453)	(152,431,577)

(109,869,989)	34,347,546	154,027,224	47,382,547	(35,527,811)	10,250,996	27,157,361

$(42,152,277)	$37,157,750	$154,263,001	$47,193,149	$(14,428,892)	$30,832,443	$28,308,728

The accompanying notes are an integral part of these financial statements.

199

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2015

	Hartford MidCap Value HLS Fund	Hartford Small Company HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
Investment Income:
Dividends	$5,865,996	$8,252,244	$2,561,411
Interest	3,126	49,160	491
Less: Foreign tax withheld	(108,800)	(4,886)	(2,715)

Total investment income, net	5,760,322	8,296,518	2,559,187

Expenses:
Investment management fees	3,450,120	9,400,972	901,889
Transfer agent fees
Class IA	3,891	6,208	4,124
Class IB	1,257	578	931
Distribution fees
Class IB	263,315	294,017	52,083
Custodian fees	8,973	12,818	2,268
Registration and filing fees	14,121	15,749	20,025
Accounting services fees	43,126	165,520	15,783
Board of Directors’ fees	12,681	39,403	3,788
Audit fees	21,079	23,055	16,828
Other expenses	79,556	186,989	30,015

Total expenses (before waivers and fees paid indirectly)	3,898,119	10,145,309	1,047,734
Commission recapture	(5,738)	(68,295)	(21)

Total waivers and fees paid indirectly	(5,738)	(68,295)	(21)

Total expenses, net	3,892,381	10,077,014	1,047,713

Net Investment Income (Loss)	1,867,941	(1,780,496)	1,511,474

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	49,325,686	88,027,896	5,335,423
Less: Foreign taxes paid on realized capital gains	—	—	—
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	392	—
Net realized gain (loss) on other foreign currency transactions	(12,852)	(63)	(107)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	49,312,834	88,028,225	5,335,316

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(53,903,213)	(198,108,689)	(11,517,750)
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of written option contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	538	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(2,245)	(2,894)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(53,904,920)	(198,111,583)	(11,517,750)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(4,592,086)	(110,083,358)	(6,182,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,724,145)	$(111,863,854)	$(4,670,960)

The accompanying notes are an integral part of these financial statements.

200

Hartford HLS Funds

Statements of Operations – (continued)

For the Year Ended December 31, 2015

Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$7,779,221	$38,996,616	$282,261	$82	$410	$13,510,964
7,052	18,733	102,243,750	5,966,651	10,900,924	6,192
(1,547)	(392,494)	(42,890)	(144)	—	(84,326)

7,784,726	38,622,855	102,483,121	5,966,589	10,901,334	13,432,830

5,353,305	7,769,540	14,007,858	3,132,109	2,425,792	4,263,777

6,249	4,874	5,349	4,731	4,313	4,865
1,508	561	657	763	935	905

423,108	420,838	826,299	271,819	240,375	225,962
8,929	9,907	82,294	4,930	5,708	4,347
28,705	18,228	19,384	4,400	1,188	13,487
105,066	162,934	604,286	78,303	64,741	57,611
23,984	45,661	85,653	22,717	15,863	16,175
18,222	22,453	35,752	31,185	26,181	19,118
129,515	239,486	493,565	123,864	117,116	95,244

6,098,591	8,694,482	16,161,097	3,674,821	2,902,212	4,701,491
(14,440)	(7,345)	—	—	—	(959)

(14,440)	(7,345)	—	—	—	(959)

6,084,151	8,687,137	16,161,097	3,674,821	2,902,212	4,700,532

1,700,575	29,935,718	86,322,024	2,291,768	7,999,122	8,732,298

45,902,185	155,075,989	(3,632,830)	6,610	7,154,012	66,867,181
—	—	(2,823)	—	—	—
—	—	(2,281,900)	—	—	—
127,536	—	2,496,231	—	(444,637)	—
—	—	3,205,667	—	—	—
—	—	(11,992,832)	—	—	—
—	—	8,101,539	—	—	—
—	(80,699)	(437,671)	—	—	(7,972)

46,029,721	154,995,290	(4,544,619)	6,610	6,709,375	66,859,209

(76,627,391)	(142,046,431)	(97,923,220)	(1,395,680)	(5,900,425)	(92,710,512)
—	—	1,325,906	—	—	—
—	—	(461,264)	—	(385,760)	—
—	—	(6,972)	—	—	—
—	—	1,398,639	—	—	—
—	—	(703,054)	—	—	—
—	(13,827)	36,468	—	—	(2,164)

(76,627,391)	(142,060,258)	(96,333,497)	(1,395,680)	(6,286,185)	(92,712,676)

(30,597,670)	12,935,032	(100,878,116)	(1,389,070)	423,190	(25,853,467)

$(28,897,095)	$42,870,750	$(14,556,092)	$902,698	$8,422,312	$(17,121,169)

The accompanying notes are an integral part of these financial statements.

201

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$50,414,982	$51,655,887
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	218,419,541	276,352,031
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(261,214,650)	(47,566,921)

Net Increase (Decrease) in Net Assets Resulting from Operations	7,619,873	280,440,997

Distributions to Shareholders:
From net investment income
Class IA	(43,115,909)	(45,323,982)
Class IB	(4,997,202)	(5,428,017)
Class IC	—	—

Total from net investment income	(48,113,111)	(50,751,999)

From net realized gain on investments
Class IA	—	—
Class IB	—	—
Class IC	—	—

Total from net realized gain on investments	—	—

Total distributions	(48,113,111)	(50,751,999)

Capital Share Transactions:
Sold	16,708,307	29,948,231
Issued in merger	—	—
Issued on reinvestment of distributions	48,113,111	50,751,999
Redeemed	(436,469,018)	(568,743,885)

Net increase (decrease) from capital share transactions	(371,647,600)	(488,043,655)

Net Increase (Decrease) in Net Assets	(412,140,838)	(258,354,657)

Net Assets:
Beginning of period	2,924,024,050	3,182,378,707

End of period	$2,511,883,212	$2,924,024,050

Undistributed (distributions in excess of) net investment income	$28,777,300	$12,146,180

The accompanying notes are an integral part of these financial statements.

202

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$55,803,044	$70,854,450	$5,732,568	$5,988,213	$67,717,712	$73,253,569	$2,810,204	$2,376,685
499,190,946	1,321,954,289	86,358,959	247,155,443	382,559,504	526,074,623	46,843,135	81,799,082
(466,258,274)	(862,281,313)	(39,562,393)	(125,763,344)	(492,429,493)	(90,165,449)	(12,495,589)	(55,459,197)

88,735,716	530,527,426	52,529,134	127,380,312	(42,152,277)	509,162,743	37,157,750	28,716,570

(52,995,203)	(58,028,812)	(5,191,407)	(4,941,220)	(56,949,781)	(64,043,916)	(2,064,712)	(1,805,993)
(4,290,700)	(4,922,730)	(493,379)	(458,078)	(7,355,049)	(8,635,172)	(265,636)	(242,510)
(91,794)	(22,513)	—	—	—	—	—	—

(57,377,697)	(62,974,055)	(5,684,786)	(5,399,298)	(64,304,830)	(72,679,088)	(2,330,348)	(2,048,503)

(1,143,708,705)	(939,864,465)	(208,795,133)	(6,976,085)	(446,508,332)	(428,416,451)	(17,807,958)	—
(133,658,050)	(115,099,182)	(29,781,590)	(1,024,081)	(67,944,325)	(71,756,795)	(4,152,455)	—
(2,343,239)	(94,687)	—	—	—	—	—	—

(1,279,709,994)	(1,055,058,334)	(238,576,723)	(8,000,166)	(514,452,657)	(500,173,246)	(21,960,413)	—

(1,337,087,691)	(1,118,032,389)	(244,261,509)	(13,399,464)	(578,757,487)	(572,852,334)	(24,290,761)	(2,048,503)

188,886,238	415,488,651	13,385,373	11,590,066	66,003,700	88,827,777	30,124,439	16,640,070
—	—	—	—	—	—	—	84,599,762
1,337,087,691	1,118,032,389	244,261,509	13,399,464	578,757,487	572,852,334	24,290,761	2,048,503
(1,157,183,786)	(1,706,234,966)	(167,010,558)	(226,981,043)	(630,845,783)	(931,427,860)	(69,742,484)	(88,344,788)

368,790,143	(172,713,926)	90,636,324	(201,991,513)	13,915,404	(269,747,749)	(15,327,284)	14,943,547

(879,561,832)	(760,218,889)	(101,096,051)	(88,010,665)	(606,994,360)	(333,437,340)	(2,460,295)	41,611,614

7,238,592,939	7,998,811,828	841,686,734	929,697,399	4,048,498,069	4,381,935,409	481,521,088	439,909,474

$6,359,031,107	$7,238,592,939	$740,590,683	$841,686,734	$3,441,503,709	$4,048,498,069	$479,060,793	$481,521,088

$5,652,191	$11,138,263	$979,743	$984,798	$5,287,312	$3,104,685	$2,754,031	$2,330,460

The accompanying notes are an integral part of these financial statements.

203

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Growth Opportunities HLS Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$235,777	$1,663,894
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	195,529,079	279,584,109
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(41,501,855)	(112,843,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	154,263,001	168,404,060

Distributions to Shareholders:
From net investment income
Class IA	(1,563,969)	(2,042,095)
Class IB	—	(17,409)
Class IC	—	(483)

Total from net investment income	(1,563,969)	(2,059,987)

From net realized gain on investments
Class IA	(246,075,850)	(192,350,961)
Class IB	(33,542,514)	(27,496,799)
Class IC	(2,276,630)	(45,561)

Total from net realized gain on investments	(281,894,994)	(219,893,321)

Total distributions	(283,458,963)	(221,953,308)

Capital Share Transactions:
Sold	73,681,828	31,350,218
Issued in merger	—	222,041,000
Issued on reinvestment of distributions	283,458,963	221,953,308
Redeemed	(217,081,410)	(265,282,613)

Net increase (decrease) from capital share transactions	140,059,381	210,061,913

Net Increase (Decrease) in Net Assets	10,863,419	156,512,665

Net Assets:
Beginning of period	1,365,123,379	1,208,610,714

End of period	$1,375,986,798	$1,365,123,379

Undistributed (distributions in excess of) net investment income	$5,172,640	$1,563,941

The accompanying notes are an integral part of these financial statements.

204

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund		Hartford MidCap HLS Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$(189,398)	$(61,309)	$21,098,919	$25,325,337	$20,581,447	$19,445,004	$1,151,367	$1,517,535
69,042,842	49,979,363	(12,670,641)	9,413,824	44,603,449	137,265,055	179,588,938	225,619,133
(21,660,295)	27,743,069	(22,857,170)	(21,035,054)	(34,352,453)	(218,169,124)	(152,431,577)	(47,543,903)

47,193,149	77,661,123	(14,428,892)	13,704,107	30,832,443	(61,459,065)	28,308,728	179,592,765

—	(678,876)	(18,980,813)	(26,651,985)	(17,879,578)	(28,436,476)	(1,399,724)	(1,569,593)
—	(23,622)	(5,933,685)	(8,502,614)	(2,176,492)	(4,045,018)	(90,171)	—
—	—	—	—	—	—	—	—

—	(702,498)	(24,914,498)	(35,154,599)	(20,056,070)	(32,481,494)	(1,489,895)	(1,569,593)

(41,644,271)	(21,244,591)	—	—	—	—	(197,172,246)	(190,670,431)
(7,763,435)	(4,809,571)	—	—	—	—	(12,701,934)	(10,000,370)
—	—	—	—	—	—	—	—

(49,407,706)	(26,054,162)	—	—	—	—	(209,874,180)	(200,670,801)

(49,407,706)	(26,756,660)	(24,914,498)	(35,154,599)	(20,056,070)	(32,481,494)	(211,364,075)	(202,240,394)

117,587,462	94,759,735	26,601,652	31,892,841	79,856,988	200,998,632	287,047,471	350,150,072
—	—	—	—	—	—	—	—
49,407,706	26,756,660	24,914,498	35,154,599	20,056,070	32,481,494	211,364,075	202,240,394
(103,345,971)	(111,334,189)	(111,075,638)	(133,409,107)	(221,900,580)	(380,006,851)	(316,201,121)	(342,895,605)

63,649,197	10,182,206	(59,559,488)	(66,361,667)	(121,987,522)	(146,526,725)	182,210,425	209,494,861

61,434,640	61,086,669	(98,902,878)	(87,812,159)	(111,211,149)	(240,467,284)	(844,922)	186,847,232

361,992,633	300,905,964	427,228,988	515,041,147	1,428,999,087	1,669,466,371	1,752,955,173	1,566,107,941

$423,427,273	$361,992,633	$328,326,110	$427,228,988	$1,317,787,938	$1,428,999,087	$1,752,110,251	$1,752,955,173

$11,704,604	$(453,384)	$20,098,553	$24,717,833	$19,001,664	$16,429,199	$777,579	$1,489,848

The accompanying notes are an integral part of these financial statements.

205

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap Value HLS Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$1,867,941	$2,586,015
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	49,312,834	59,484,905
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(53,904,920)	(24,577,736)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,724,145)	37,493,184

Distributions to Shareholders:
From net investment income
Class IA	(1,833,760)	(2,401,785)
Class IB	(310,161)	(480,216)

Total from net investment income	(2,143,921)	(2,882,001)

From net realized gain on investments
Class IA	(44,253,137)	(45,536,344)
Class IB	(14,602,875)	(14,755,531)

Total from net realized gain on investments	(58,856,012)	(60,291,875)

Total distributions	(60,999,933)	(63,173,876)

Capital Share Transactions:
Sold	8,423,245	14,676,497
Issued on reinvestment of distributions	60,999,933	63,173,876
Redeemed	(78,708,045)	(97,421,767)

Net increase (decrease) from capital share transactions	(9,284,867)	(19,571,394)

Net Increase (Decrease) in Net Assets	(73,008,945)	(45,252,086)

Net Assets:
Beginning of period	455,903,055	501,155,141

End of period	$382,894,110	$455,903,055

Undistributed (distributions in excess of) net investment income	$890,780	$1,158,145

The accompanying notes are an integral part of these financial statements.

206

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Small Company HLS Fund		Hartford Small/Mid Cap Equity HLS Fund		Hartford SmallCap Growth HLS Fund		Hartford Stock HLS Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$(1,780,496)	$(5,434,363)	$1,511,474	$1,491,873	$1,700,575	$892,478	$29,935,718	$31,165,049
88,028,225	260,712,949	5,335,316	17,795,825	46,029,721	98,705,848	154,995,290	145,989,283
(198,111,583)	(161,616,916)	(11,517,750)	(13,114,377)	(76,627,391)	(60,032,088)	(142,060,258)	8,836,263

(111,863,854)	93,661,670	(4,670,960)	6,173,321	(28,897,095)	39,566,238	42,870,750	185,990,595

—	—	(1,119,387)	(1,610,847)	(562,638)	(370,992)	(25,254,549)	—
—	—	(189,421)	(274,653)	—	—	(2,429,965)	—

—	—	(1,308,808)	(1,885,500)	(562,638)	(370,992)	(27,684,514)	—

(235,415,969)	(226,746,631)	(14,586,015)	(19,560,822)	(74,730,595)	(104,367,708)	—	(28,166,569)
(22,082,672)	(23,620,519)	(3,233,544)	(4,152,245)	(23,707,028)	(22,471,437)	—	(2,831,617)

(257,498,641)	(250,367,150)	(17,819,559)	(23,713,067)	(98,437,623)	(126,839,145)	—	(30,998,186)

(257,498,641)	(250,367,150)	(19,128,367)	(25,598,567)	(99,000,261)	(127,210,137)	(27,684,514)	(30,998,186)

166,334,124	190,640,175	4,931,280	8,923,364	681,534,004	259,035,106	9,402,151	24,354,691
257,498,641	250,367,150	19,128,367	25,598,567	99,000,261	127,210,137	27,684,514	30,998,186
(241,524,090)	(377,580,543)	(25,688,609)	(37,546,080)	(201,704,918)	(216,309,600)	(243,328,995)	(347,171,203)

182,308,675	63,426,782	(1,628,962)	(3,024,149)	578,829,347	169,935,643	(206,242,330)	(291,818,326)

(187,053,820)	(93,278,698)	(25,428,289)	(22,449,395)	450,931,991	82,291,744	(191,056,094)	(136,825,917)

1,403,332,146	1,496,610,844	121,308,179	143,757,574	672,430,431	590,138,687	1,734,889,017	1,871,714,934

$1,216,278,326	$1,403,332,146	$95,879,890	$121,308,179	$1,123,362,422	$672,430,431	$1,543,832,923	$1,734,889,017

$—	$—	$1,254,573	$1,496,963	$1,318,657	$756,011	$2,566,050	$1,119,394

The accompanying notes are an integral part of these financial statements.

207

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund
	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$86,322,024	$98,771,667
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,544,619)	98,015,103
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(96,333,497)	6,484,653

Net Increase (Decrease) in Net Assets Resulting from Operations	(14,556,092)	203,271,423

Distributions to Shareholders:
From net investment income
Class IA	(81,109,076)	(97,443,902)
Class IB	(8,982,691)	(11,323,208)

Total from net investment income	(90,091,767)	(108,767,110)

From net realized gain on investments
Class IA	(63,383,205)	—
Class IB	(7,785,123)	—

Total from net realized gain on investments	(71,168,328)	—

Total distributions	(161,260,095)	(108,767,110)

Capital Share Transactions:
Sold	124,109,254	173,198,435
Issued on reinvestment of distributions	161,260,095	108,767,110
Redeemed	(605,905,708)	(842,363,284)

Net decrease from capital share transactions	(320,536,359)	(560,397,739)

Net Increase (Decrease) in Net Assets	(496,352,546)	(465,893,426)

Net Assets:
Beginning of period	3,239,638,823	3,705,532,249

End of period	$2,743,286,277	$3,239,638,823

Undistributed (distributions in excess of) net investment income	$66,990,645	$91,320,978

The accompanying notes are an integral part of these financial statements.

208

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund		Hartford Value HLS Fund
For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014

$2,291,768	$1,949,747	$7,999,122	$8,655,207	$8,732,298	$9,355,873
6,610	209,094	6,709,375	2,774,638	66,859,209	67,490,131
(1,395,680)	(467,328)	(6,286,185)	6,685,288	(92,712,676)	(9,274,603)

902,698	1,691,513	8,422,312	18,115,133	(17,121,169)	67,571,401

(2,080,640)	—	(7,889,540)	(11,648,041)	(7,270,798)	(7,727,803)
—	—	(1,434,327)	(2,201,980)	(1,103,600)	(1,210,174)

(2,080,640)	—	(9,323,867)	(13,850,021)	(8,374,398)	(8,937,977)

(63,898)	—	—	—	(15,308,517)	—
(10,342)	—	—	—	(2,826,296)	—

(74,240)	—	—	—	(18,134,813)	—

(2,154,880)	—	(9,323,867)	(13,850,021)	(26,509,211)	(8,937,977)

56,291,513	57,930,562	42,133,789	35,891,840	42,392,764	35,888,662
2,154,880	—	9,323,867	13,850,021	26,509,211	8,937,977
(215,901,855)	(369,023,528)	(119,610,042)	(162,881,468)	(111,574,821)	(141,823,013)

(157,455,462)	(311,092,966)	(68,152,386)	(113,139,607)	(42,672,846)	(96,996,374)

(158,707,644)	(309,401,453)	(69,053,941)	(108,874,495)	(86,303,226)	(38,362,950)

866,765,234	1,176,166,687	571,201,752	680,076,247	622,068,325	660,431,275

$708,057,590	$866,765,234	$502,147,811	$571,201,752	$535,765,099	$622,068,325

$2,672,136	$2,080,601	$9,029,448	$9,323,809	$781,816	$855,425

The accompanying notes are an integral part of these financial statements.

209

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Balanced HLS Fund
For the Year Ended December 31, 2015
IA	$27.09	$0.51	$(0.46)	$0.05	$(0.52)	$—	$(0.52)	$26.62	0.18%	$2,210,938	0.65%	0.63%	1.87%	18%
IB	27.45	0.45	(0.47)	(0.02)	(0.44)	—	(0.44)	26.99	(0.07)	300,945	0.90	0.88	1.62	18

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)	$—	$(0.48)	$27.09	9.79%	$2,561,814	0.65%	0.65%	1.73%	29%
IB	25.44	0.39	2.03	2.42	(0.41)	—	(0.41)	27.45	9.51	362,210	0.90	0.90	1.49	29

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)	$—	$(0.37)	$25.11	21.19%	$2,782,698	0.65%	0.65%	1.75%	31%
IB	21.30	0.35	4.10	4.45	(0.31)	—	(0.31)	25.44	20.88	399,681	0.90	0.90	1.50	31

For the Year Ended December 31, 2012(4)
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)	$—	$(0.63)	$21.03	12.02%	$2,754,114	0.65%	0.65%	1.98%	28%
IB	19.58	0.43	1.86	2.29	(0.57)	—	(0.57)	21.30	11.74	406,156	0.90	0.90	1.73	28

For the Year Ended December 31, 2011(4)
IA	$19.32	$0.41	$(0.06)	$0.35	$(0.33)	$—	$(0.33)	$19.34	1.86%	$2,959,019	0.64%	0.64%	1.84%	34%
IB	19.55	0.36	(0.05)	0.31	(0.28)	—	(0.28)	19.58	1.61	455,939	0.89	0.89	1.59	34

Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2015
IA	$54.71	$0.43	$0.38	$0.81	$(0.43)	$(10.65)	$(11.08)	$44.44	1.02%	$5,701,269	0.67%	0.67%	0.84%	75%
IB	54.20	0.30	0.39	0.69	(0.31)	(10.65)	(10.96)	43.93	0.79	641,548	0.92	0.92	0.59	75
IC	54.59	0.17	0.39	0.56	(0.29)	(10.65)	(10.94)	44.21	0.53	16,215	1.17	1.17	0.34	75

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)	$(8.81)	$(9.31)	$54.71	7.31%	$6,470,599	0.66%	0.66%	0.96%	89%
IB	59.18	0.42	3.77	4.19	(0.36)	(8.81)	(9.17)	54.20	7.04	764,541	0.91	0.91	0.72	89
IC(5)	60.21	0.09	3.53	3.62	(0.43)	(8.81)	(9.24)	54.59	5.97 (6)	3,453	1.16 (7)	1.16 (7)	0.23 (7)	89

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)	$(0.15)	$(0.66)	$59.65	39.08%	$7,029,201	0.67%	0.67%	0.88%	86%
IB	43.05	0.32	16.33	16.65	(0.37)	(0.15)	(0.52)	59.18	38.72	969,611	0.92	0.92	0.63	86

For the Year Ended December 31, 2012
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)	$—	$(0.64)	$43.37	18.34%	$7,750,924	0.67%	0.67%	1.24%	142%
IB	36.90	0.52	6.14	6.66	(0.51)	—	(0.51)	43.05	18.04	874,386	0.92	0.92	0.99	142

For the Year Ended December 31, 2011
IA	$42.36	$0.37	$(5.20)	$(4.83)	$(0.33)	$—	$(0.33)	$37.20	(11.41)%	$8,169,178	0.67%	0.67%	0.95%	113%
IB	42.00	0.32	(5.20)	(4.88)	(0.22)	—	(0.22)	36.90	(11.62)	1,102,054	0.92	0.92	0.71	113

The accompanying notes are an integral part of these financial statements.

210

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2015
IA	$20.99	$0.14	$1.41	$1.55	$(0.13)	$(6.83)	$(6.96)	$15.58	6.83%	$648,747	0.76%	0.76%	0.76%	29%
IB	20.88	0.10	1.40	1.50	(0.09)	(6.83)	(6.92)	15.46	6.59	91,844	1.01	1.01	0.51	29

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%	$734,110	0.75%	0.75%	0.73%	63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87	107,577	1.00	1.00	0.47	63

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$—	$(0.17)	$18.36	35.82%	$811,099	0.76%	0.76%	1.07%	23%
IB	13.58	0.13	4.68	4.81	(0.12)	—	(0.12)	18.27	35.47	118,598	1.01	1.01	0.82	23

For the Year Ended December 31, 2012(4)
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$—	$(0.22)	$13.64	17.62%	$798,148	0.75%	0.75%	1.45%	34%
IB	11.73	0.18	1.85	2.03	(0.18)	—	(0.18)	13.58	17.33	116,113	1.00	1.00	1.20	34

For the Year Ended December 31, 2011(4)
IA	$11.79	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)	$11.78	1.15%	$852,312	0.74%	0.74%	1.06%	44%
IB	11.73	0.11	—	0.11	(0.11)	—	(0.11)	11.73	0.90	129,416	0.99	0.99	0.81	44

Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2015
IA	$26.45	$0.46	$(0.70)	$(0.24)	$(0.43)	$(3.69)	$(4.12)	$22.09	(1.16)%	$2,991,811	0.67%	0.67%	1.84%	20%
IB	26.38	0.40	(0.70)	(0.30)	(0.37)	(3.69)	(4.06)	22.02	(1.41)	449,693	0.92	0.92	1.59	20

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%	$3,502,492	0.67%	0.67%	1.78%	19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68	546,006	0.92	0.92	1.53	19

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%	$3,760,183	0.67%	0.67%	1.88%	25%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58	621,751	0.92	0.92	1.62	25

For the Year Ended December 31, 2012(4)
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$—	$(0.50)	$21.46	13.59%	$3,658,076	0.67%	0.67%	2.13%	20%
IB	19.30	0.45	2.11	2.56	(0.44)	—	(0.44)	21.42	13.31	589,194	0.92	0.92	1.88	20

For the Year Ended December 31, 2011(4)
IA	$19.50	$0.42	$(0.16)	$0.26	$(0.42)	$—	$(0.42)	$19.34	1.32%	$3,851,657	0.67%	0.67%	1.98%	24%
IB	19.46	0.36	(0.16)	0.20	(0.36)	—	(0.36)	19.30	1.06	658,419	0.92	0.92	1.73	24

The accompanying notes are an integral part of these financial statements.

211

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2015
IA	$23.74	$0.15	$1.77	$1.92	$(0.13)	$(1.14)	$(1.27)	$24.39	8.04%	$392,302	0.81%	0.81%	0.62%		67%
IB	23.56	0.09	1.75	1.84	(0.07)	(1.14)	(1.21)	24.19	7.76	86,759	1.06	1.06	0.38		67

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39	$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%	$388,542	0.81%	0.81%	0.57%		82	%(8)
IB	22.16	0.07	1.39	1.46	(0.06)	—	(0.06)	23.56	6.58	92,979	1.06	1.06	0.30		82	(8)

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86	$5.97	$(0.14)	$—	$(0.14)	$22.33	36.30%	$360,086	0.82%	0.82%	0.56%		71%
IB	16.38	0.06	5.81	5.87	(0.09)	—	(0.09)	22.16	35.90	79,823	1.07	1.07	0.32		71

For the Year Ended December 31, 2012(4)
IA	$13.45	$0.14	$3.00	$3.14	$(0.09)	$—	$(0.09)	$16.50	23.41%	$321,371	0.82%	0.82%	0.73%		108%
IB	13.34	0.09	2.99	3.08	(0.04)	—	(0.04)	16.38	23.10	77,224	1.07	1.07	0.47		108

For the Year Ended December 31, 2011(4)
IA	$15.62	$0.08	$(2.24)	$(2.16)	$(0.01)	$—	$(0.01)	$13.45	(13.89)%	$352,947	0.80%	0.80%	0.46%		57%
IB	15.53	0.04	(2.23)	(2.19)	—	—	—	13.34	(14.10)	82,204	1.05	1.05	0.22		57

Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2015
IA	$38.88	$0.02	$4.66	$4.68	$(0.05)	$(8.65)	$(8.70)	$34.86	11.74%	$1,197,187	0.65%	0.65%	0.05%		109%
IB	37.93	(0.08)	4.56	4.48	—	(8.65)	(8.65)	33.76	11.47	158,304	0.90	0.90	(0.20)		109
IC	38.75	(0.18)	4.65	4.47	—	(8.65)	(8.65)	34.57	11.18	20,495	1.16	1.16	(0.48)		109

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31	$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%	$1,203,366	0.64%	0.64%	0.16%		145	%(9)
IB	39.79	(0.04)	5.18	5.14	—	(7.00)	(7.00)	37.93	13.82	160,040	0.89	0.89	(0.11)		145	(9)
IC(5)	40.23	(0.10)	5.69	5.59	(0.07)	(7.00)	(7.07)	38.75	14.79 (6)	1,717	1.14 (7)	1.14 (7)	(0.37	)(7)	145	(9)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$—	$—	$—	$40.58	35.74%	$1,097,380	0.65%	0.65%	0.21%		119%
IB	29.38	(0.01)	10.42	10.41	—	—	—	39.79	35.42	111,230	0.90	0.90	(0.04)		119

For the Year Ended December 31, 2012
IA	$23.57	$0.03	$6.30	$6.33	$—	$—	$—	$29.90	26.86%	$951,372	0.65%	0.65%	0.11%		105%
IB	23.22	(0.05)	6.21	6.16	—	—	—	29.38	26.54	108,506	0.90	0.90	(0.15)		105

For the Year Ended December 31, 2011
IA	$25.86	$0.01	$(2.30)	$(2.29)	$—	$—	$—	$23.57	(8.87)%	$881,352	0.66%	0.66%	0.03%		113%
IB	25.54	(0.06)	(2.26)	(2.32)	—	—	—	23.22	(9.10)	108,905	0.91	0.91	(0.22)		113

The accompanying notes are an integral part of these financial statements.

212

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Healthcare HLS Fund
For the Year Ended December 31, 2015
IA	$30.02	$—	$4.08	$4.08	$—	$(3.78)	$(3.78)	$30.32	13.21%	$360,783	0.86%	0.86%	(0.01)%	38%
IB	29.23	(0.08)	3.99	3.91	—	(3.78)	(3.78)	29.36	12.98	62,644	1.11	1.11	(0.26)	38

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%	$301,580	0.88%	0.88%	0.03%	33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00	60,413	1.13	1.13	(0.22)	33

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%	$243,719	0.89%	0.89%	0.19%	33%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50	57,187	1.14	1.14	(0.06)	33

For the Year Ended December 31, 2012(4)
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$—	$(0.07)	$18.11	20.62%	$149,801	0.91%	0.91%	0.69%	46%
IB	14.74	0.09	2.90	2.99	(0.02)	—	(0.02)	17.71	20.32	45,306	1.16	1.16	0.43	46

For the Year Ended December 31, 2011(4)
IA	$13.89	$0.06	$1.13	$1.19	$(0.01)	$—	$(0.01)	$15.07	8.54%	$137,088	0.91%	0.91%	0.33%	45%
IB	13.61	0.02	1.11	1.13	—	—	—	14.74	8.27	48,933	1.16	1.16	0.08	45

Hartford High Yield HLS Fund
For the Year Ended December 31, 2015
IA	$8.45	$0.45	$(0.79)	$(0.34)	$(0.56)	$—	$(0.56)	$7.55	(4.30)%	$251,313	0.76%	0.76%	5.40%	34%
IB	8.32	0.42	(0.77)	(0.35)	(0.54)	—	(0.54)	7.43	(4.56)	77,013	1.01	1.01	5.15	34

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%	$321,650	0.75%	0.75%	5.28%	39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31	105,579	1.00	1.00	5.02	39

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$—	$(0.74)	$8.90	6.43%	$389,340	0.75%	0.75%	5.90%	46%
IB	8.96	0.50	0.03	0.53	(0.72)	—	(0.72)	8.77	6.17	125,701	1.00	1.00	5.64	46

For the Year Ended December 31, 2012
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$—	$(0.82)	$9.09	14.31%	$504,042	0.75%	0.75%	6.37%	94%
IB	8.59	0.55	0.62	1.17	(0.80)	—	(0.80)	8.96	14.03	149,050	1.00	1.00	6.12	94

For the Year Ended December 31, 2011
IA	$9.15	$0.71	$(0.31)	$0.40	$(0.85)	$—	$(0.85)	$8.70	4.69%	$548,608	0.74%	0.74%	7.68%	88%
IB	9.04	0.67	(0.30)	0.37	(0.82)	—	(0.82)	8.59	4.44	160,060	0.99	0.99	7.43	88

The accompanying notes are an integral part of these financial statements.

213

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2015
IA	$14.13	$0.22	$0.06	$0.28	$(0.22)	$—	$(0.22)	$14.19	1.88%	$1,146,250	0.74%	0.74%	1.47%	68%
IB	14.29	0.18	0.06	0.24	(0.17)	—	(0.17)	14.36	1.65	171,538	0.99	0.99	1.21	68

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%	$1,239,946	0.73%	0.73%	1.30%	90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)	189,053	0.98	0.98	1.02	90

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$—	$(0.29)	$15.03	21.55%	$1,454,018	0.74%	0.74%	1.76%	100%
IB	12.76	0.21	2.49	2.70	(0.26)	—	(0.26)	15.20	21.28	215,447	0.99	0.99	1.55	100

For the Year Ended December 31, 2012(4)
IA	$10.72	$0.26	$1.88	$2.14	$(0.23)	$—	$(0.23)	$12.63	20.20%	$1,303,209	0.74%	0.74%	1.88%	95%
IB	10.82	0.25	1.88	2.13	(0.19)	—	(0.19)	12.76	19.89	220,699	0.99	0.99	1.64	95

For the Year Ended December 31, 2011(4)
IA	$12.46	$0.21	$(1.94)	$(1.73)	$(0.01)	$—	$(0.01)	$10.72	(13.97)%	$1,287,917	0.73%	0.73%	1.66%	111%
IB	12.61	0.19	(1.97)	(1.78)	(0.01)	—	(0.01)	10.82	(14.19)	232,707	0.98	0.98	1.41	111

Hartford MidCap HLS Fund
For the Year Ended December 31, 2015
IA	$37.28	$0.03	$0.83	$0.86	$(0.03)	$(4.45)	$(4.48)	$33.66	1.60%	$1,647,715	0.70%	0.70%	0.08%	38%
IB	36.83	(0.06)	0.82	0.76	(0.03)	(4.45)	(4.48)	33.11	1.34	104,395	0.95	0.95	(0.16)	38

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%	$1,669,393	0.70%	0.70%	0.10%	42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09	83,562	0.95	0.95	(0.15)	42

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%	$1,483,626	0.71%	0.71%	0.21%	34%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46	82,483	0.96	0.96	(0.05)	34

For the Year Ended December 31, 2012(4)
IA	$23.77	$0.24	$4.38	$4.62	$(0.23)	$—	$(0.23)	$28.16	19.44%	$1,325,221	0.71%	0.71%	0.84%	51%
IB	23.59	0.17	4.35	4.52	(0.16)	—	(0.16)	27.95	19.14	70,997	0.96	0.96	0.59	51

For the Year Ended December 31, 2011(4)
IA	$26.01	$0.15	$(2.20)	$(2.05)	$(0.19)	$—	$(0.19)	$23.77	(7.92)%	$1,212,257	0.71%	0.71%	0.48%	69%
IB	25.74	0.07	(2.17)	(2.10)	(0.05)	—	(0.05)	23.59	(8.16)	70,188	0.96	0.96	0.18	69

The accompanying notes are an integral part of these financial statements.

214

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2015
IA	$14.60	$0.07	$(0.15)	$(0.08)	$(0.09)	$(2.10)	$(2.19)	$12.33	(1.21)%	$291,174	0.84%	0.84%	0.49%	29%
IB	14.50	0.03	(0.15)	(0.12)	(0.04)	(2.10)	(2.14)	12.24	(1.45)	91,720	1.09	1.09	0.24	29

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%	$345,084	0.84%	0.84%	0.60%	31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91	110,819	1.09	1.09	0.35	31

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$—	$(0.17)	$15.51	34.71%	$377,272	0.84%	0.84%	0.56%	49%
IB	11.59	0.04	3.93	3.97	(0.14)	—	(0.14)	15.42	34.37	123,884	1.09	1.09	0.31	49

For the Year Ended December 31, 2012(4)
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$—	$(0.13)	$11.65	24.95%	$323,934	0.85%	0.85%	1.03%	45%
IB	9.38	0.10	2.21	2.31	(0.10)	—	(0.10)	11.59	24.64	112,996	1.10	1.10	0.79	45

For the Year Ended December 31, 2011(4)
IA	$10.32	$0.07	$(0.95)	$(0.88)	$—	$—	$—	$9.44	(8.56)%	$341,583	0.83%	0.83%	0.57%	43%
IB	10.29	0.04	(0.95)	(0.91)	—	—	—	9.38	(8.79)	116,563	1.08	1.08	0.32	43

Hartford Small Company HLS Fund
For the Year Ended December 31, 2015
IA	$23.33	$(0.02)	$(1.43)	$(1.45)	$—	$(4.36)	$(4.36)	$17.52	(8.21)%	$1,117,778	0.71%	0.71%	(0.11)%	88%
IB	22.24	(0.07)	(1.34)	(1.41)	—	(4.36)	(4.36)	16.47	(8.45)	98,501	0.96	0.96	(0.36)	88

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%	$1,279,533	0.71%	0.71%	(0.35)%	90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85	123,799	0.96	0.96	(0.60)	90

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%	$1,354,821	0.71%	0.71%	(0.29)%	96%
IB	19.06	(0.12)	8.34	8.22	—	(1.82)	(1.82)	25.46	44.28	141,791	0.96	0.96	(0.54)	96

For the Year Ended December 31, 2012(4)
IA	$17.07	$0.03	$2.64	$2.67	$—	$—	$—	$19.74	15.64%	$1,126,350	0.72%	0.72%	0.16%	110%
IB	16.56	(0.03)	2.53	2.50	—	—	—	19.06	15.10	117,133	0.97	0.97	(0.13)	110

For the Year Ended December 31, 2011(4)
IA	$17.66	$(0.02)	$(0.57)	$(0.59)	$—	$—	$—	$17.07	(3.36)%	$1,090,883	0.71%	0.71%	(0.13)%	99%
IB	17.18	(0.09)	(0.53)	(0.62)	—	—	—	16.56	(3.62)	155,970	0.96	0.96	(0.38)	99

The accompanying notes are an integral part of these financial statements.

215

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small/Mid Cap Equity HLS Fund
For the Year Ended December 31, 2015
IA	$9.47	$0.12	$(0.46)	$(0.34)	$(0.12)	$(1.56)	$(1.68)	$7.45	(4.73)%	$79,379	0.88%	0.88%	1.39%	80%
IB	9.41	0.10	(0.46)	(0.36)	(0.09)	(1.56)	(1.65)	7.40	(4.97)	16,501	1.13	1.13	1.12	80

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%	$98,069	0.85%	0.85%	1.20%	108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00	23,239	1.10	1.10	0.96	108

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%	$117,395	0.85%	0.85%	1.58%	128%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08	26,362	1.10	1.10	1.32	128

For the Year Ended December 31, 2012(4)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%	$106,339	0.88%	0.88%	1.57%	150%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58	24,774	1.13	1.13	1.26	150

For the Year Ended December 31, 2011(4)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$—	$(0.75)	$(0.75)	$8.93	(1.13)%	$107,762	0.87%	0.87%	0.60%	196%
IB	9.83	0.04	(0.24)	(0.20)	—	(0.75)	(0.75)	8.88	(1.38)	28,441	1.12	1.12	0.34	196

Hartford SmallCap Growth HLS Fund
For the Year Ended December 31, 2015
IA	$27.95	$0.07	$(0.02)	$0.05	$(0.02)	$(3.05)	$(3.07)	$24.93	(0.55)%	$913,414	0.65%	0.65%	0.25%	59%
IB	27.44	(0.01)	—	(0.01)	—	(3.05)	(3.05)	24.38	(0.79)	209,948	0.90	0.90	(0.03)	59

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%	$557,200	0.65%	0.65%	0.19%	117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57	115,230	0.90	0.90	(0.06)	117

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%	$466,173	0.67%	0.67%	0.16%	81%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50	123,966	0.92	0.92	(0.08)	81

For the Year Ended December 31, 2012(4)
IA	$21.67	$0.11	$3.66	$3.77	$—	$—	$—	$25.44	17.40%	$378,318	0.67%	0.67%	0.41%	85%
IB	21.47	0.04	3.63	3.67	—	—	—	25.14	17.10	134,404	0.92	0.92	0.16	85

For the Year Ended December 31, 2011(4)
IA	$21.37	$(0.02)	$0.32	$0.30	$—	$—	$—	$21.67	1.42%	$397,662	0.67%	0.67%	(0.07)%	62%
IB	21.22	(0.07)	0.32	0.25	—	—	—	21.47	1.17	144,022	0.92	0.92	(0.32)	62

The accompanying notes are an integral part of these financial statements.

216

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Stock HLS Fund
For the Year Ended December 31, 2015
IA	$63.49	$1.19	$0.56	$1.75	$(1.18)	$—	$(1.18)	$64.06	2.74%	$1,388,110	0.51%	0.51%	1.86%	23%
IB	63.46	1.03	0.54	1.57	(1.00)	—	(1.00)	64.03	2.48	155,722	0.76	0.76	1.61	23

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%	$1,552,777	0.50%	0.50%	1.79%	20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04	182,112	0.75	0.75	1.54	20

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$—	$(1.06)	$58.07	32.25%	$1,667,278	0.51%	0.51%	1.89%	27%
IB	44.71	0.85	13.40	14.25	(0.92)	—	(0.92)	58.04	31.92	204,437	0.76	0.76	1.64	27

For the Year Ended December 31, 2012(4)
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$—	$(0.96)	$44.73	14.38%	$1,532,116	0.51%	0.51%	1.86%	82%
IB	39.92	0.82	4.81	5.63	(0.84)	—	(0.84)	44.71	14.10	200,153	0.76	0.76	1.61	82

For the Year Ended December 31, 2011(4)
IA	$40.98	$0.62	$(1.07)	$(0.45)	$(0.58)	$—	$(0.58)	$39.95	(1.09)%	$1,614,788	0.50%	0.50%	1.37%	43%
IB	40.94	0.51	(1.06)	(0.55)	(0.47)	—	(0.47)	39.92	(1.34)	231,377	0.75	0.75	1.11	43

Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2015
IA	$11.63	$0.33	$(0.39)	$(0.06)	$(0.36)	$(0.28)	$(0.64)	$10.93	(0.59)%	$2,448,280	0.51%	0.51%	2.88%	66%
IB	11.56	0.30	(0.39)	(0.09)	(0.32)	(0.28)	(0.60)	10.87	(0.81)	295,006	0.76	0.76	2.63	66

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%	$2,879,633	0.50%	0.50%	2.85%	84%
IB	11.27	0.30	0.34	0.64	(0.35)	—	(0.35)	11.56	5.68	360,006	0.75	0.75	2.60	84

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$—	$(0.47)	$11.35	(1.36)%	$3,290,622	0.50%	0.50%	2.76%	81%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	—	(0.43)	11.27	(1.66)	414,910	0.75	0.75	2.51	81

For the Year Ended December 31, 2012(4)
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$—	$(0.50)	$11.99	7.54%	$3,572,511	0.50%	0.50%	3.01%	88%
IB	11.55	0.40	0.43	0.83	(0.47)	—	(0.47)	11.91	7.27	566,274	0.75	0.75	2.76	88

For the Year Ended December 31, 2011(4)
IA	$10.90	$0.44	$0.31	$0.75	$(0.02)	$—	$(0.02)	$11.63	6.99%	$3,718,609	0.49%	0.49%	3.60%	107%
IB	10.84	0.42	0.31	0.73	(0.02)	—	(0.02)	11.55	6.72	632,685	0.74	0.74	3.35	107

The accompanying notes are an integral part of these financial statements.

217

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Ultrashort Bond HLS Fund
For the Year Ended December 31, 2015
IA	$10.01	$0.03	$(0.02)	$0.01	$(0.03)	$—	$(0.03)	$9.99	0.13%	$611,087	0.43%	0.43%	0.33%	35%
IB	9.98	0.01	(0.02)	(0.01)	—	—	—	9.97	(0.09)	96,970	0.68	0.68	0.08	35

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)	$0.01	$—	$—	$—	$10.01	0.10%	$745,597	0.43%	0.43%	0.23%	40%
IB	9.99	—	(0.01)	(0.01)	—	—	—	9.98	(0.10)	121,168	0.68	0.68	(0.02)	40

For the Year Ended December 31, 2013(4)(10)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%	$1,013,110	0.45%	0.21%	(0.02)%	6	%(11)
IB	10.00	(0.01)	—	(0.01)	—	—	—	9.99	(0.10)	163,058	0.49	0.25	(0.06)	6	(11)

For the Year Ended December 31, 2012(4)(10)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%	$1,603,657	0.42%	0.18%	—%	—	%(12)
IB	10.00	—	—	—	—	—	—	10.00	—	272,464	0.42	0.18	—	—	(12)

For the Year Ended December 31, 2011(4)(10)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%	$1,970,312	0.42%	0.16%	—%	—	%(12)
IB	10.00	—	—	—	—	—	—	10.00	—	376,648	0.42	0.16	—	—	(12)

Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2015
IA	$10.37	$0.16	$—	$0.16	$(0.19)	$—	$(0.19)	$10.34	1.56%	$412,060	0.49%	0.49%	1.53%	42%
IB	10.34	0.13	0.01	0.14	(0.16)	—	(0.16)	10.32	1.35	90,088	0.74	0.74	1.28	42

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14	$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%	$468,967	0.48%	0.48%	1.40%	37%
IB	10.28	0.12	0.15	0.27	(0.21)	—	(0.21)	10.34	2.59	102,235	0.73	0.73	1.15	37

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%	$556,169	0.49%	0.49%	1.14%	39%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	—	(0.22)	10.28	(1.97)	123,908	0.74	0.74	0.89	39

For the Year Ended December 31, 2012(4)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$—	$(0.31)	$10.75	3.70%	$833,735	0.48%	0.48%	1.20%	86%
IB	10.63	0.13	0.23	0.36	(0.28)	—	(0.28)	10.71	3.44	173,937	0.73	0.73	0.95	86

For the Year Ended December 31, 2011(4)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$—	$(0.29)	$10.68	4.87%	$907,046	0.48%	0.48%	1.61%	426%
IB	10.40	0.19	0.29	0.48	(0.25)	—	(0.25)	10.63	4.61	194,273	0.73	0.73	1.36	426

The accompanying notes are an integral part of these financial statements.

218

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Value HLS Fund
For the Year Ended December 31, 2015
IA	$16.89	$0.26	$(0.77)	$(0.51)	$(0.26)	$(0.54)	$(0.80)	$15.58	(3.08)%	$455,713	0.78%	0.78%	1.56%	19%
IB	16.88	0.22	(0.77)	(0.55)	(0.22)	(0.54)	(0.76)	15.57	(3.35)	80,052	1.03	1.03	1.30	19

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%	$523,661	0.77%	0.77%	1.51%	14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10	98,407	1.02	1.02	1.26	14

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$—	$(0.25)	$15.39	31.94%	$551,350	0.76%	0.76%	1.66%	19%
IB	11.85	0.20	3.54	3.74	(0.21)	—	(0.21)	15.38	31.65	109,081	1.01	1.01	1.41	19

For the Year Ended December 31, 2012(4)
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$—	$(0.27)	$11.86	16.99%	$549,228	0.76%	0.76%	2.02%	22%
IB	10.36	0.23	1.50	1.73	(0.24)	—	(0.24)	11.85	16.69	103,438	1.01	1.01	1.77	22

For the Year Ended December 31, 2011(4)
IA	$10.77	$0.20	$(0.41)	$(0.21)	$(0.19)	$—	$(0.19)	$10.37	(1.96)%	$591,278	0.75%	0.75%	1.65%	16%
IB	10.76	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)	10.36	(2.20)	111,486	1.00	1.00	1.40	16

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(5)	Commenced operations on April 30, 2014.
(6)	Not annualized.
(7)	Annualized.
(8)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from The Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(9)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford International Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(10)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.
(11)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.
(12)	The Fund was managed as a money market fund and portfolio turnover was not calculated.

The accompanying notes are an integral part of these financial statements.

219

Hartford HLS Funds

Notes to Financial Statements

December 31, 2015

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the “Companies” and each, a “Company”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of December 31, 2015. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Financial statements for each series of each Company (individually, a “Fund” and collectively, the “Funds”) listed below, are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford Small/Mid Cap Equity HLS Fund (the “Small/Mid Cap Equity HLS Fund”)

Hartford SmallCap Growth HLS Fund (the “SmallCap Growth HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Each Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Funds if permitted by their plans.

The Global Growth HLS Fund’s portfolio managers are Matthew D. Hudson (50%) and John A. Boselli (50%) as of December 31, 2015. The SmallCap Growth HLS Fund’s portfolio managers are Mammen Chally (80%) and David J. Elliot (20%) as of December 31, 2015. The Small Company HLS Fund’s portfolio managers are Steven C. Angeli (97%), Mammen Chally (2%) and Jamie A. Rome (1%) as of December 31, 2015. The Small Company HLS Fund portfolio management team also includes Mario E. Abularach and Stephen Mortimer as of December 31, 2015.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund as of the date of this report. Small Company HLS Fund and Small Cap Growth HLS Fund are now closed to new investors until further notice. For more information please see the Fund’s prospectus.

220

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except certain class specific expenses. Class IB shares are subject to distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act. Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are also subject to an administrative service fee.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio investments and other assets held by the Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be

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the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these

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procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Growth Opportunities HLS Fund

Security Type / Valuation Technique	Unobservable Input(1)	Input Value(s) Range	Fair Value at December 31, 2015
Common Stock
Model(2)	EV/Estimated 2016 Revenue	3.4x to 5.1x	$1,982,372
Model(2)	EV/Estimated 2017 EBITDA	5.01x to 12.63x	5,002,893
Cost(2)	Recent Trade Price; Date	$41.44; 11/27/2015	1,214,938
Cost(2)	Recent Trade Price; Date	SEK 866.59; 8/7/2015	1,928,452
Cost(2)	Recent Trade Price; Date	$10.34; 4/23/2015	429,782
Intrinsic Value	Amortized Discount	$14.75	3,957,885

Preferred Stock
Cost(2)	Recent Trade Price; Date	$44.12; 7/31/2015	2,241,500
Cost(2)	Recent Trade Price; Date	$10.68; 11/24/2016	2,523,862
Cost(2)	Recent Trade Price; Date	$10.34; 4/23/2015	959,697
Cost(2)	Recent Trade Price; Date	$32.31; 3/16/2015	3,158,162
Cost	Recent Trade Price; Date	$48.77; 12/4/2015	37,060,846
Cost(2)	Recent Trade Price; Date	$41.44; 11/27/2015	10,782,481
Cost	Recent Trade Price; Date	$2.03; 12/22/2015	1,774,368
Model(2)	EV/Estimated 2016 Revenue	4.1x to 7.2x	4,802,698
Model(2)	EV/Estimated 2016 Gross Profit	4.1x to 7.1x	6,450,298
Model(2)	EV/Estimated 2016 Revenue	4.31x to 9.85x	3,601,598
Model(2)	EV/Estimated 2016 Revenue(3)	3.65x to 7.58x	8,152,456
Model(2)	EV/Estimated 2015 Revenue	2.0x to 9.7x	2,263,168
Model(2)	EV/Estimated 2017 Revenue	2.3x to 4.3x	4,282,236
Model(2)	EV/Estimated 2016 Revenue	4.6x to 6.0x	3,724,115
Model(2)	EV/Estimated 2018 Revenue	1.2x to 5.7x	3,148,857
Model(2)	EV/Estimated 2015 Revenue	5.82x to 9.66x	5,719,348
Model(2)	EV/Estimated 2018 Revenue	3.8x to 7.5x	2,793,426
Model(2)	EV/Estimated 2017 Revenue	0.04x to 4.8x	3,388,099
Model(2)	EV/Estimated 2016 Revenue	3.4x to 5.1x	4,625,473

Convertible Bond
Cost	Recent Trade Price	$100.00	705,896
	Date	12/22/2015
Total			$126,674,903

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	An additional discount may be applied to the valuation to account for company specific issues inherent in nonpublic investments.
(3)	The Option Pricing Model (OPM) is used to allocate enterprise value between multiple tiers of equity.

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Small Company HLS Fund

Security Type / Valuation Technique	Unobservable Input(1)	Input Value(s) Range	Fair Value at December 31, 2015
Common Stock
Model(2)	EV/LTM EBITDA	5.63x to 13.63x	$4,765,580
Model(2)	EV/Estimated 2017 EBITDA	5.01x to 12.63x	5,555,845
Model(2)	EV/Estimated 2016 Revenue(3)	2.8x to 5.5x	2,021,145
Intrinsic Value	Amortized Discount	$14.75	2,905,494

Preferred Stock
Cost	Recent Trade Price; Date	$4.05; 12/22/2015	1,024,018
Cost	Recent Trade Price; Date	$3.13; 12/22/2015	867,066
Model(2)	EV/Estimated 2016 Revenue	4.1x to 7.2x	4,248,186
Model(2)	EV/Estimated 2015 Revenue	9.6x to 14.1x	4,367,017
Model(2)	EV/Estimated 2016 Revenue	4.31x to 9.85x	2,964,918
Model(2)	EV/Estimated 2017 Revenue	2.3x to 4.3x	4,788,201
Model(2)	EV/Estimated 2016 Revenue	4.6x to 6.0x	3,380,550
Model(2)	EV/Estimated 2016 Revenue(3)	2.8x to 5.5x	6,422,415
Model(2)	EV/Estimated 2015 Revenue	5.82x to 9.66x	4,261,604
Model(2)	EV/Estimated 2017 Revenue	1.7x to 3.9x	604,427
Model(2)	EV/Estimated 2016 Revenue	3.4x to 5.1x	3,354,601
Total			$51,531,069

(1)	Significant changes to any unobservable inputs may result in a significant change to the fair value.
(2)	An additional discount may be applied to the valuation to account for company specific issues inherent in nonpublic investments.
(3)	The OPM is used to allocate enterprise value between multiple tiers of equity.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

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f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. There were no outstanding repurchase agreements as of December 31, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of December 31, 2015.

c)

Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-

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December 31, 2015

delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of December 31, 2015.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of December 31, 2015.

e)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of December 31, 2015.

f)

Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as

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interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of December 31, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of December 31, 2015.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of December 31, 2015.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to

227

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December 31, 2015

market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of December 31, 2015. Transactions involving written option contracts during the year ended December 31, 2015, are summarized below:

Hartford Total Return Bond HLS Fund

Options Activity During the Year Ended December 31, 2015

Call Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	1,007,528,000	3,922,907
Expired	(470,023,000)	(1,328,282)
Closed	(24,100,000)	(1,537,318)
Exercised	(443,710,000)	(849,964)

End of Period	69,695,000	$207,343

Put Options Written During the Year	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	1,001,723,000	3,745,812
Expired	(688,062,000)	(1,574,967)
Closed	(18,300,000)	(1,502,880)
Exercised	(225,671,000)	(530,327)

End of Period	69,690,000	$137,638

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at

228

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of December 31, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a

229

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of December 31, 2015.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of December 31, 2015.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of December 31, 2015.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Liabilities:
Unrealized depreciation on futures contracts(1)	$60,846	$—	$—	$—	$—	$—	$60,846

Total	$60,846	$—	$—	$—	$—	$—	$60,846

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(574,265)	$—	$—	$—	$—	$—	$(574,265)

Total	$(574,265)	$—	$—	$—	$—	$—	$(574,265)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(123,477)	$—	$—	$—	$—	$—	$(123,477)

Total	$(123,477)	$—	$—	$—	$—	$—	$(123,477)

230

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

For the year ended December 31, 2015, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts	$48,113,333

‡	Averages are based on activity levels during 2015.

Capital Appreciation HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$783,025	$—	$—	$—	$—	$783,025

Total	$—	$783,025	$—	$—	$—	$—	$783,025

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended December 31, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$—	$—	$(19,529)	$—	$—	$(19,529)
Net realized gain (loss) on foreign currency contracts	—	12,365,127	—	—	—	—	12,365,127

Total	$—	$12,365,127	$—	$(19,529)	$—	$—	$12,345,598

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(3,308,109)	$—	$—	$—	$—	$(3,308,109)

Total	$—	$(3,308,109)	$—	$—	$—	$—	$(3,308,109)

Disciplined Equity HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$281,759	$—	$—	$281,759

Total	$—	$—	$—	$281,759	$—	$—	$281,759

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended December 31, 2015.

231

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$(259,876)	$—	$—	$(259,876)

Total	$—	$—	$—	$(259,876)	$—	$—	$(259,876)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$281,759	$—	$—	$281,759

Total	$—	$—	$—	$281,759	$—	$—	$281,759

Growth Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(848)	$—	$—	$—	$—	$(848)

Total	$—	$(848)	$—	$—	$—	$—	$(848)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended December 31, 2015.

Healthcare HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(28,402)	$—	$—	$—	$—	$(28,402)

Total	$—	$(28,402)	$—	$—	$—	$—	$(28,402)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(3,944)	$—	$—	$—	$—	$(3,944)

Total	$—	$(3,944)	$—	$—	$—	$—	$(3,944)

High Yield HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$64,475	$—	$—	$—	$—	$64,475

Total	$—	$64,475	$—	$—	$—	$—	$64,475

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$645	$—	$—	$—	$—	$645
Unrealized depreciation on swap contracts(2)	—	—	68,256	—	—	—	68,256

Total	$—	$645	$68,256	$—	$—	$—	$68,901

232

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(51,895)	$—	$—	$—	$(51,895)
Net realized gain (loss) on foreign currency contracts	—	1,406,433	—	—	—	—	1,406,433

Total	$—	$1,406,433	$(51,895)	$—	$—	$—	$1,354,538

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(66,230)	$—	$—	$—	$(66,230)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(218,266)	—	—	—	—	(218,266)

Total	$—	$(218,266)	$(66,230)	$—	$—	$—	$(284,496)

For the year ended December 31, 2015, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Foreign currency contracts	$8,756,668
Swap contracts	4,686,300

‡	Averages are based on activity levels during 2015.

International Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(13,288)	$—	$—	$—	$—	$(13,288)

Total	$—	$(13,288)	$—	$—	$—	$—	$(13,288)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the year ended December 31, 2015.

MidCap Value HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$538	$—	$—	$—	$—	$538

Total	$—	$538	$—	$—	$—	$—	$538

233

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Additional Derivative Instrument Information:

Small Company HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$392	$—	$—	$—	$—	$392

Total	$—	$392	$—	$—	$—	$—	$392

Additional Derivative Instrument Information:

SmallCap Growth HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$127,536	$—	$—	$127,536

Total	$—	$—	$—	$127,536	$—	$—	$127,536

Total Return Bond HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$18,238	$—	$—	$—	$—	$18,238
Unrealized appreciation on futures contracts(1)	1,906,538	—	—	—	—	—	1,906,538
Unrealized appreciation on foreign currency contracts	—	1,407,819	—	—	—	—	1,407,819
Unrealized appreciation on swap contracts(2)	158,902	42,736	3,409,459	—	—	—	3,611,097

Total	$2,065,440	$1,468,793	$3,409,459	$—	$—	$—	$6,943,692

Liabilities:
Unrealized depreciation on futures contracts(1)	$2,108,003	$—	$—	$—	$—	$—	$2,108,003
Unrealized depreciation on foreign currency contracts	—	960,387	—	—	—	—	960,387
Written options, market value	351,953	—	—	—	—	—	351,953
Unrealized depreciation on swap contracts(2)	—	128,601	8,113,293	—	—	—	8,241,894

Total	$2,459,956	$1,088,988	$8,113,293	$—	$—	$—	$11,662,237

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(1,305,008)	$(976,892)	$—	$—	$—	$—	$(2,281,900)
Net realized gain (loss) on futures contracts	2,496,231	—	—	—	—	—	2,496,231
Net realized gain (loss) on written options contracts	3,205,667	—	—	—	—	—	3,205,667
Net realized gain (loss) on swap contracts	(307,081)	(11,408)	(11,674,343)	—	—	—	(11,992,832)
Net realized gain (loss) on foreign currency contracts	—	8,101,539	—	—	—	—	8,101,539

Total	$4,089,809	$7,113,239	$(11,674,343)	$—	$—	$—	$(471,295)

234

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$883,975	$441,931	$—	$—	$—	$—	$1,325,906
Net change in unrealized appreciation (depreciation) of futures contracts	(461,264)	—	—	—	—	—	(461,264)
Net change in unrealized appreciation (depreciation) of written options contracts	(6,972)	—	—	—	—	—	(6,972)
Net change in unrealized appreciation (depreciation) of swap contracts	160,849	(85,865)	1,323,655	—	—	—	1,398,639
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(703,054)	—	—	—	—	(703,054)

Total	$576,588	$(346,988)	$1,323,655	$—	$—	$—	$1,553,255

For the year ended December 31, 2015, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments in securities, at value(a)	$71,124,435
Foreign currency contracts	242,101,338
Futures contracts	1,332,430,013
Swap contracts	858,269,723
Written options	249,506,375

‡	Averages are based on activity levels during 2015.
(a)	Represents purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

U.S. Government Securities HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,398	$—	$—	$—	$—	$—	$1,398

Total	$1,398	$—	$—	$—	$—	$—	$1,398

Liabilities:
Unrealized depreciation on futures contracts(1)	$122,932	$—	$—	$—	$—	$—	$122,932

Total	$122,932	$—	$—	$—	$—	$—	$122,932

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(444,637)	$—	$—	$—	$—	$—	$(444,637)

Total	$(444,637)	$—	$—	$—	$—	$—	$(444,637)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(385,760)	$—	$—	$—	$—	$—	$(385,760)

Total	$(385,760)	$—	$—	$—	$—	$—	$(385,760)

235

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

For the year ended December 31, 2015, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts	$60,638,889

‡	Averages are based on activity levels during 2015.
(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of December 31, 2015:

Balanced HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(60,846)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(60,846)

Derivatives not subject to a MNA	—	60,846

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$783,025	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	783,025	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$783,025	$—

Capital Appreciation HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$677,613	$—	$—	$—	$677,613
Goldman Sachs & Co.	99,930	—	—	—	99,930
HSBC Bank USA	5,482	—	—	—	5,482

Total	$783,025	$—	$—	$—	$783,025

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

236

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

High Yield HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$64,475	$(645)
Swap contracts	102,730	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	167,205	(645)

Derivatives not subject to a MNA	(102,730)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$64,475	$(645)

High Yield HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$64,475	$—	$—	$—	$64,475

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
BNP Paribas Securities Services	$(645)	$—	$—	$—	$(645)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,407,819	$(960,387)
Futures contracts	1,906,538	(2,108,003)
Purchased options	18,238	—
Swap contracts	29,675,219	(23,666,897)
Written options	—	(351,953)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	33,007,814	(27,087,240)

Derivatives not subject to a MNA	(1,906,538)	7,825,932

Total gross amount of assets and liabilities subject to MNA or similar agreements	$31,101,276	$(19,261,308)

Total Return Bond HLS Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$3,948,982	$(2,754,611)	$(1,194,371)	$—	$—
Barclays	10,942,585	(2,090,712)	—	(8,670,000)	181,873
Citibank NA	3,162,569	(49,631)	—	(2,646,000)	466,938
Credit Suisse First Boston Corp.	1,310	—	—	—	1,310
Credit Suisse International	4,197,238	(4,059,396)	—	(137,842)	—

237

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Total Return Bond HLS Fund-(continued)
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$1,112,676	$(363,178)	$—	$(700,000)	$49,498
Goldman Sachs & Co.	3,055,456	(3,055,456)	—	—	—
JP Morgan Chase & Co.	782,465	(782,465)	—	—	—
Merrill Lynch International	405,862	(405,862)	—	—	—
Morgan Stanley	3,173,746	(1,601,479)	—	(1,572,267)	—
RBC Dominion Securities, Inc.	58,358	(560)	—	—	57,798
Standard Chartered Bank	229,885	(29,449)	—	—	200,436
State Street Global Markets LLC	30,144	(3,546)	—	—	26,598

Total	$31,101,276	$(15,196,345)	$(1,194,371)	$(13,726,109)	$984,451

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(2,754,611)	$2,754,611	$—	$—	$—
Barclays	(2,090,712)	2,090,712	—	—	—
BNP Paribas Securities Services	(2,663)	—	—	—	(2,663)
Citibank NA	(49,631)	49,631	—	—	—
Commonwealth Bank of Australia	(151,828)	—	—	—	(151,828)
Credit Suisse International	(4,059,396)	4,059,396	—	—	—
Deutsche Bank Securities, Inc.	(363,178)	363,178	—	—	—
Goldman Sachs & Co.	(3,562,543)	3,055,456	—	43,613	(463,474)
HSBC Bank USA	(83,097)	—	—	—	(83,097)
JP Morgan Chase & Co.	(931,328)	782,465	—	—	(148,863)
Merrill Lynch International	(2,958,868)	405,862	2,503,686	—	(49,320)
Morgan Stanley	(1,601,479)	1,601,479	—	—	—
RBC Dominion Securities, Inc.	(560)	560	—	—	—
Standard Chartered Bank	(29,449)	29,449	—	—	—
State Street Global Markets LLC	(3,546)	3,546	—	—	—
UBS AG	(618,419)	—	500,776	—	(117,643)

Total	$(19,261,308)	$15,196,345	$3,004,462	$43,613	$(1,016,888)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$1,398	$(122,932)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,398	(122,932)

Derivatives not subject to a MNA	(1,398)	122,932

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

238

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

239

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2015 and December 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains
Balanced HLS Fund	$48,113,111	$—	$50,751,999	$—
Capital Appreciation HLS Fund	395,608,528	941,479,163	461,903,895	656,128,494
Disciplined Equity HLS Fund	17,696,259	226,565,250	13,399,464	—
Dividend & Growth HLS Fund	81,615,645	497,141,842	122,936,965	449,915,369
Global Growth HLS Fund	2,330,348	21,960,413	2,048,503	—
Growth Opportunities HLS Fund	75,794,685	207,664,278	79,075,442	142,877,866
Healthcare HLS Fund	3,015,270	46,392,436	4,611,295	22,145,365
High Yield HLS Fund	24,914,498	—	35,154,599	—
International Opportunities HLS Fund	20,056,070	—	32,481,494	—
MidCap HLS Fund	13,749,279	197,614,796	27,985,188	174,255,206
MidCap Value HLS Fund	5,717,645	55,282,288	2,882,001	60,291,875
Small Company HLS Fund	48,556,100	208,942,541	92,815,184	157,551,966
Small/Mid Cap Equity HLS Fund	3,215,842	15,912,525	17,387,669	8,210,898
SmallCap Growth HLS Fund	17,138,693	81,861,568	37,071,356	90,138,781
Stock HLS Fund	27,684,514	—	30,998,186	—
Total Return Bond HLS Fund	137,524,741	23,735,354	108,767,110	—
Ultrashort Bond HLS Fund	2,122,089	32,791	—	—
U.S. Government Securities HLS Fund	9,323,867	—	13,850,021	—
Value HLS Fund	10,774,724	15,734,487	8,937,977	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(c).

As of December 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$28,777,300	$—	$(199,060,323)	$414,186,774	$(919,328)	$242,984,423
Capital Appreciation HLS Fund	60,409,332	481,343,758	—	79,606,726	(19,529)	621,340,287
Disciplined Equity HLS Fund	979,743	86,580,392	—	156,725,537	—	244,285,672
Dividend & Growth HLS Fund	6,152,049	368,805,690	—	829,947,034	—	1,204,904,773
Global Growth HLS Fund	2,754,031	46,629,661	—	70,383,604	—	119,767,296
Growth Opportunities HLS Fund	64,425,206	135,652,389	—	113,989,953	—	314,067,548
Healthcare HLS Fund	17,363,950	59,648,395	—	95,917,987	—	172,930,332
High Yield HLS Fund	20,169,985	—	(21,720,835)	(31,771,888)	—	(33,322,738)
International Opportunities HLS Fund	19,934,876	—	(381,710,673)	22,077,124	—	(339,698,673)
MidCap HLS Fund	777,579	179,807,154	—	255,385,016	—	435,969,749
MidCap Value HLS Fund	3,923,496	46,944,471	—	45,674,061	—	96,542,028
Small Company HLS Fund	—	96,188,295	—	(18,572,209)	—	77,616,086
Small/Mid Cap Equity HLS Fund	1,264,380	5,626,981	—	4,458,376	—	11,349,737
SmallCap Growth HLS Fund	3,672,027	47,395,524	—	1,865,715	—	52,933,266
Stock HLS Fund	2,566,050	—	(260,419,400)	289,222,448	—	31,369,098
Total Return Bond HLS Fund	65,465,697	10,008,875	—	(56,879,553)	(51,434)	18,543,585
Ultrashort Bond HLS Fund	2,672,136	—	(342,482)	(2,062,285)	—	267,369
U.S. Government Securities HLS Fund	9,029,448	—	(113,784,908)	4,520,682	(35,947)	(100,270,725)
Value HLS Fund	2,363,777	62,514,709	—	101,035,496	—	165,913,982

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

240

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced HLS Fund	$(38,847)	$14,329,249	$(14,290,402)
Capital Appreciation HLS Fund	(1,471)	(3,911,419)	3,912,890
Disciplined Equity HLS Fund	—	(52,837)	52,837
Dividend & Growth HLS Fund	(612)	(1,230,255)	1,230,867
Global Growth HLS Fund	(54)	(56,285)	56,339
Growth Opportunities HLS Fund	(2,553)	4,936,891	(4,934,338)
Healthcare HLS Fund	—	12,347,386	(12,347,386)
High Yield HLS Fund	(63,809)	(803,701)	867,510
International Opportunities HLS Fund	(334)	2,047,088	(2,046,754)
MidCap HLS Fund	—	(373,741)	373,741
MidCap Value HLS Fund	(44)	8,615	(8,571)
Small Company HLS Fund	(3,170,364)	1,780,496	1,389,868
Small/Mid Cap Equity HLS Fund	7	(445,056)	445,049
SmallCap Growth HLS Fund	(15)	(575,291)	575,306
Stock HLS Fund	—	(804,548)	804,548
Total Return Bond HLS Fund	(658,096)	(20,560,590)	21,218,686
Ultrashort Bond HLS Fund	(31,418)	380,407	(348,989)
U.S. Government Securities HLS Fund	(8,107)	1,030,384	(1,022,277)
Value HLS Fund	—	(431,509)	431,509

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At December 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration			Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2016	2017	2018
Balanced HLS Fund	$—	$199,060,323	$—	$—	$—
High Yield HLS Fund	—	9,709,378	—	5,107,458	6,903,999
International Opportunities HLS Fund	94,110,553	287,600,120	—	—	—
Stock HLS Fund	—	260,419,400	—	—	—
Ultrashort Bond HLS Fund	—	—	—	102,506	239,976
U.S. Government Securities HLS Fund	—	25,163,377	58,149,395	42,739	30,429,397

241

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

During the year ended December 31, 2015, the Balanced HLS Fund, International Opportunities HLS Fund, Stock HLS Fund and U.S. Government Securities HLS Fund utilized $211,517,148, $38,493,972, $155,434,160 and $5,276,739 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2015, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of December 31, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

242

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Fund	Management Fee Rates
Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

243

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Fund	Management Fee Rates
Small/Mid Cap Equity HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

SmallCap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

HFMC contractually agreed to waive investment management fees of 0.02% of average daily net assets until December 31, 2016, for the Balanced HLS Fund.

244

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Capital Appreciation HLS Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Disciplined Equity HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Dividend and Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global Growth HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Growth Opportunities HLS Fund	0.010% on all assets

Healthcare HLS Fund	0.010% on all assets

High Yield HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

MidCap HLS Fund	0.010% on all assets

MidCap Value HLS Fund	0.010% on all assets

Small Company HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Small/Mid Cap Equity HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

SmallCap Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Stock HLS Fund	0.010% on all assets

Total Return Bond HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Ultrashort Bond HLS Fund	0.010% on all assets

U.S. Government Securities HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Value HLS Fund	0.010% on all assets

245

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Effective January 1, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – Hartford HLS Series Fund II, Inc., on behalf of its series except U.S. Government Securities HLS Fund, and Hartford Series Fund, Inc., on behalf of its series except High Yield HLS Fund, Total Return Bond HLS Fund and Ultrashort Bond HLS Fund, have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	—
Capital Appreciation HLS Fund	0.66%	0.91%	1.17%
Disciplined Equity HLS Fund	0.76%	1.01%	—
Dividend & Growth HLS Fund	0.67%	0.92%	—
Global Growth HLS Fund	0.81%	1.06%	—
Growth Opportunities HLS Fund	0.64%	0.89%	1.16%
Healthcare HLS Fund	0.86%	1.11%	—
High Yield HLS Fund	0.76%	1.01%	—
International Opportunities HLS Fund	0.74%	0.99%	—
MidCap HLS Fund	0.70%	0.95%	—
MidCap Value HLS Fund	0.84%	1.09%	—
Small Company HLS Fund	0.71%	0.96%	—
Small/Mid Cap Equity HLS Fund	0.88%	1.13%	—
SmallCap Growth HLS Fund	0.65%	0.90%	—
Stock HLS Fund	0.51%	0.76%	—
Total Return Bond HLS Fund	0.51%	0.76%	—
Ultrashort Bond HLS Fund	0.43%	0.68%	—
U.S. Government Securities HLS Fund	0.49%	0.74%	—
Value HLS Fund	0.78%	1.03%	—

e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Distribution Plans, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. These fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

246

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended December 31, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statement of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated per fund fee annually, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid By Fund
Balanced HLS Fund	$5,434
Capital Appreciation HLS Fund	13,778
Disciplined Equity HLS Fund	1,608
Dividend and Growth HLS Fund	7,486
Global Growth HLS Fund	1,035
Growth Opportunities HLS Fund	2,974
Healthcare HLS Fund	906
High Yield HLS Fund	727
International Opportunities HLS Fund	2,860
Midcap HLS Fund	3,814
MidCap Value HLS Fund	838
Small Company HLS Fund	2,621
Small/Mid Cap Equity HLS Fund	211
SmallCap Growth HLS Fund	2,438
Stock HLS Fund	3,336
Total Return Bond HLS Fund	5,904
Ultrashort Bond HLS Fund	1,533
U.S. Government Securities HLS Fund	1,083
Value HLS Fund	1,130

247

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

8.	Affiliate Holdings:

As of December 31, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	1%
Disciplined Equity HLS Fund	—	—	—
Dividend & Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	1%
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
SmallCap Growth HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

Percentage of Fund:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	—	%*
Disciplined Equity HLS Fund	—	—	—
Dividend & Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	—	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
SmallCap Growth HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

*	Percentage rounds to zero.

248

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

9.	Investment Transactions:

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced HLS Fund	$388,421,005	$573,738,746
Capital Appreciation HLS Fund	$5,023,702,003	$5,995,120,798
Disciplined Equity HLS Fund	$226,419,339	$388,575,607
Dividend & Growth HLS Fund	$718,996,823	$1,189,333,527
Global Growth HLS Fund	$322,830,433	$361,499,586
Growth Opportunities HLS Fund	$1,504,897,682	$1,652,410,282
Healthcare HLS Fund	$174,703,123	$150,360,494
High Yield HLS Fund	$129,466,527	$183,679,251
International Opportunities HLS Fund	$946,311,274	$1,091,343,330
MidCap HLS Fund	$694,160,202	$647,111,871
MidCap Value HLS Fund	$122,988,214	$189,857,839
Small Company HLS Fund	$1,244,009,120	$1,338,008,307
Small/Mid Cap Equity HLS Fund	$88,392,913	$107,376,273
SmallCap Growth HLS Fund	$998,342,474	$517,282,149
Stock HLS Fund	$373,048,153	$594,355,603
Total Return Bond HLS Fund	$1,631,480,221	$1,515,520,091
Ultrashort Bond HLS Fund	$144,840,751	$299,004,079
U.S. Government Securities HLS Fund	$58,008,431	$64,505,699
Value HLS Fund	$106,475,701	$174,851,673

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced HLS Fund	$92,693,901	$255,229,316
Capital Appreciation HLS Fund	$—	$—
Disciplined Equity HLS Fund	$—	$—
Dividend & Growth HLS Fund	$—	$—
Global Growth HLS Fund	$—	$—
Growth Opportunities HLS Fund	$—	$—
Healthcare HLS Fund	$—	$—
High Yield HLS Fund	$—	$—
International Opportunities HLS Fund	$—	$—
MidCap HLS Fund	$—	$—
MidCap Value HLS Fund	$—	$—
Small Company HLS Fund	$—	$—
Small/Mid Cap Equity HLS Fund	$—	$—
SmallCap Growth HLS Fund	$—	$—
Stock HLS Fund	$—	$—
Total Return Bond HLS Fund	$878,127,739	$1,054,977,349
Ultrashort Bond HLS Fund	$127,123,325	$142,683,907
U.S. Government Securities HLS Fund	$185,509,119	$214,640,858
Value HLS Fund	$—	$—

249

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$481,114,906	$828,968,062
Capital Appreciation HLS Fund	$5,023,702,003	$5,995,120,798
Disciplined Equity HLS Fund	$226,419,339	$388,575,607
Dividend & Growth HLS Fund	$718,996,823	$1,189,333,527
Global Growth HLS Fund	$322,830,433	$361,499,586
Growth Opportunities HLS Fund	$1,504,897,682	$1,652,410,282
Healthcare HLS Fund	$174,703,123	$150,360,494
High Yield HLS Fund	$129,466,527	$183,679,251
International Opportunities HLS Fund	$946,311,274	$1,091,343,330
MidCap HLS Fund	$694,160,202	$647,111,871
MidCap Value HLS Fund	$122,988,214	$189,857,839
Small Company HLS Fund	$1,244,009,120	$1,338,008,307
Small/Mid Cap Equity HLS Fund	$88,392,913	$107,376,273
SmallCap Growth HLS Fund	$998,342,474	$517,282,149
Stock HLS Fund	$373,048,153	$594,355,603
Total Return Bond HLS Fund	$2,509,607,960	$2,570,497,440
Ultrashort Bond HLS Fund	$271,964,076	$441,687,986
U.S. Government Securities HLS Fund	$243,517,550	$279,146,557
Value HLS Fund	$106,475,701	$174,851,673

For the year ended December 31, 2015, MidCap HLS Fund engaged in security transactions with The Hartford MidCap Fund. These amounted to $75,098,511 in purchases of investments, which are included in the above.

10.	Capital Share Transactions:

The following information is for the year ended December 31, 2015, and the year ended December 31, 2014:

Balanced HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	469,371	$12,840,849	1,016,227	$26,555,626
Shares Issued for Reinvested Dividends	1,613,469	43,115,909	1,665,575	45,323,982
Shares Redeemed	(13,603,501)	(371,124,721)	(18,917,889)	(493,775,737)

Net Increase (Decrease)	(11,520,661)	(315,167,963)	(16,236,087)	(421,896,129)

Class IB
Shares Sold	139,993	$3,867,458	126,694	$3,392,605
Shares Issued for Reinvested Dividends	184,225	4,997,202	197,051	5,428,017
Shares Redeemed	(2,369,687)	(65,344,297)	(2,837,831)	(74,968,148)

Net Increase (Decrease)	(2,045,469)	(56,479,637)	(2,514,086)	(66,147,526)

Total Net Increase (Decrease)	(13,566,130)	$(371,647,600)	(18,750,173)	$(488,043,655)

250

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Capital Appreciation HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,266,797	$165,572,633	6,700,296	$401,262,093
Shares Issued for Reinvested Dividends	26,063,902	1,196,703,908	18,007,312	997,893,277
Shares Redeemed	(19,316,788)	(1,015,737,819)	(24,279,839)	(1,433,686,002)

Net Increase (Decrease)	10,013,911	346,538,722	427,767	(34,530,632)

Class IB
Shares Sold	172,518	$8,688,942	188,821	$10,782,159
Shares Issued for Reinvested Dividends	3,043,632	137,948,750	2,189,104	120,021,912
Shares Redeemed	(2,715,739)	(139,784,790)	(4,656,944)	(272,505,170)

Net Increase (Decrease)	500,411	6,852,902	(2,279,019)	(141,701,099)

Class IC
Shares Sold	284,973	$14,624,663	61,928	$3,444,399
Shares Issued for Reinvested Dividends	53,375	2,435,033	2,122	117,200
Shares Redeemed	(34,820)	(1,661,177)	(794)	(43,794)

Net Increase (Decrease)	303,528	15,398,519	63,256	3,517,805

Total Net Increase (Decrease)	10,817,850	$368,790,143	(1,787,996)	$(172,713,926)

Disciplined Equity HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	589,196	$10,439,373	403,695	$8,011,289
Shares Issued for Reinvested Dividends	13,406,784	213,986,540	564,317	11,917,305
Shares Redeemed	(7,325,609)	(141,925,976)	(10,159,438)	(196,512,486)

Net Increase (Decrease)	6,670,371	82,499,937	(9,191,426)	(176,583,892)

Class IB
Shares Sold	168,976	$2,946,000	178,285	$3,578,777
Shares Issued for Reinvested Dividends	1,914,322	30,274,969	70,541	1,482,159
Shares Redeemed	(1,292,932)	(25,084,582)	(1,587,375)	(30,468,557)

Net Increase (Decrease)	790,366	8,136,387	(1,338,549)	(25,407,621)

Total Net Increase (Decrease)	7,460,737	$90,636,324	(10,529,975)	$(201,991,513)

251

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Dividend & Growth HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,257,878	$56,525,716	2,824,776	$77,988,414
Shares Issued for Reinvested Dividends	21,995,067	503,458,112	18,649,934	492,460,367
Shares Redeemed	(21,218,821)	(531,488,308)	(28,061,477)	(774,792,328)

Net Increase (Decrease)	3,034,124	28,495,520	(6,586,767)	(204,343,547)

Class IB
Shares Sold	395,051	$9,477,984	393,364	$10,839,363
Shares Issued for Reinvested Dividends	3,302,608	75,299,375	3,058,738	80,391,967
Shares Redeemed	(3,972,074)	(99,357,475)	(5,789,235)	(156,635,532)

Net Increase (Decrease)	(274,415)	(14,580,116)	(2,337,133)	(65,404,202)

Total Net Increase (Decrease)	2,759,709	$13,915,404	(8,923,900)	$(269,747,749)

Global Growth HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	935,076	$23,257,954	647,760	$12,573,961
Issued in Merger	—	—	2,474,082	60,232,275
Shares Issued for Reinvested Dividends	802,612	19,872,670	76,202	1,805,993
Shares Redeemed	(2,017,988)	(49,833,729)	(2,961,963)	(67,948,275)

Net Increase (Decrease)	(280,300)	(6,703,105)	236,081	6,663,954

Class IB
Shares Sold	272,638	$6,866,485	178,451	$4,066,109
Issued in Merger	—	—	1,052,659	24,367,487
Shares Issued for Reinvested Dividends	179,743	4,418,091	10,302	242,510
Shares Redeemed	(812,324)	(19,908,755)	(896,014)	(20,396,513)

Net Increase (Decrease)	(359,943)	(8,624,179)	345,398	8,279,593

Total Net Increase (Decrease)	(640,243)	$(15,327,284)	581,479	$14,943,547

252

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Growth Opportunities HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,044,247	$39,449,289	495,381	$18,295,216
Issued in Merger	—	—	3,721,842	160,101,000
Shares Issued for Reinvested Dividends	7,007,351	247,639,819	5,256,708	194,393,056
Shares Redeemed	(4,659,838)	(181,701,168)	(5,564,784)	(224,530,390)

Net Increase (Decrease)	3,391,760	105,387,940	3,909,147	148,258,882

Class IB
Shares Sold	405,871	$15,372,728	244,740	$11,340,021
Issued in Merger	—	—	1,470,452	61,940,000
Shares Issued for Reinvested Dividends	979,058	33,542,514	761,955	27,514,208
Shares Redeemed	(914,513)	(34,771,551)	(1,053,911)	(40,690,411)

Net Increase (Decrease)	470,416	14,143,691	1,423,236	60,103,818

Class IC
Shares Sold	499,835	$18,859,811	44,659	$1,714,981
Shares Issued for Reinvested Dividends	64,843	2,276,630	1,247	46,044
Shares Redeemed	(16,081)	(608,691)	(1,589)	(61,812)

Net Increase (Decrease)	548,597	20,527,750	44,317	1,699,213

Total Net Increase (Decrease)	4,410,773	$140,059,381	5,376,700	$210,061,913

Healthcare HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,399,145	$109,589,966	3,202,296	$90,156,792
Shares Issued for Reinvested Dividends	1,330,488	41,644,271	809,581	21,923,467
Shares Redeemed	(2,879,751)	(89,869,052)	(3,456,814)	(96,028,202)

Net Increase (Decrease)	1,849,882	61,365,185	555,063	16,052,057

Class IB
Shares Sold	256,484	$7,997,496	168,747	$4,602,943
Shares Issued for Reinvested Dividends	255,965	7,763,435	183,076	4,833,193
Shares Redeemed	(445,685)	(13,476,919)	(566,277)	(15,305,987)

Net Increase (Decrease)	66,764	2,284,012	(214,454)	(5,869,851)

Total Net Increase (Decrease)	1,916,646	$63,649,197	340,609	$10,182,206

253

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

High Yield HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,617,181	$21,697,811	2,977,735	$26,543,410
Shares Issued for Reinvested Dividends	2,396,567	18,980,813	3,066,972	26,651,985
Shares Redeemed	(9,818,209)	(81,320,965)	(11,724,021)	(104,813,899)

Net Increase (Decrease)	(4,804,461)	(40,642,341)	(5,679,314)	(51,618,504)

Class IB
Shares Sold	607,578	$4,903,841	611,335	$5,349,431
Shares Issued for Reinvested Dividends	760,729	5,933,685	993,296	8,502,614
Shares Redeemed	(3,703,573)	(29,754,673)	(3,248,414)	(28,595,208)

Net Increase (Decrease)	(2,335,266)	(18,917,147)	(1,643,783)	(14,743,163)

Total Net Increase (Decrease)	(7,139,727)	$(59,559,488)	(7,323,097)	$(66,361,667)

International Opportunities HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,351,758	$63,756,544	11,515,523	$169,765,678
Shares Issued for Reinvested Dividends	1,200,778	17,879,578	1,907,208	28,436,476
Shares Redeemed	(12,532,632)	(184,629,876)	(22,388,196)	(331,505,772)

Net Increase (Decrease)	(6,980,096)	(102,993,754)	(8,965,465)	(133,303,618)

Class IB
Shares Sold	1,065,275	$16,100,444	2,024,127	$31,232,954
Shares Issued for Reinvested Dividends	144,330	2,176,492	268,060	4,045,018
Shares Redeemed	(2,491,080)	(37,270,704)	(3,236,566)	(48,501,079)

Net Increase (Decrease)	(1,281,475)	(18,993,768)	(944,379)	(13,223,107)

Total Net Increase (Decrease)	(8,261,571)	$(121,987,522)	(9,909,844)	$(146,526,725)

254

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

MidCap HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	6,120,970	$232,038,567	8,940,775	$344,106,456
Shares Issued for Reinvested Dividends	5,541,888	198,571,970	5,167,625	192,240,024
Shares Redeemed	(7,486,621)	(279,695,610)	(8,509,678)	(329,178,774)

Net Increase (Decrease)	4,176,237	150,914,927	5,598,722	207,167,706

Class IB
Shares Sold	1,472,929	$55,008,904	157,530	$6,043,616
Shares Issued for Reinvested Dividends	362,679	12,792,105	271,843	10,000,370
Shares Redeemed	(951,307)	(36,505,511)	(359,225)	(13,716,831)

Net Increase (Decrease)	884,301	31,295,498	70,148	2,327,155

Total Net Increase (Decrease)	5,060,538	$182,210,425	5,668,870	$209,494,861

MidCap Value HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	449,172	$6,170,492	730,211	$11,362,850
Shares Issued for Reinvested Dividends	3,572,628	46,086,897	3,278,942	47,938,129
Shares Redeemed	(4,047,882)	(58,318,837)	(4,694,976)	(72,058,642)

Net Increase (Decrease)	(26,082)	(6,061,448)	(685,823)	(12,757,663)

Class IB
Shares Sold	153,855	$2,252,753	209,789	$3,313,647
Shares Issued for Reinvested Dividends	1,163,263	14,913,036	1,047,851	15,235,747
Shares Redeemed	(1,467,107)	(20,389,208)	(1,650,658)	(25,363,125)

Net Increase (Decrease)	(149,989)	(3,223,419)	(393,018)	(6,813,731)

Total Net Increase (Decrease)	(176,071)	$(9,284,867)	(1,078,841)	$(19,571,394)

255

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Small Company HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	6,717,473	$150,841,613	6,960,505	$174,344,804
Shares Issued for Reinvested Dividends	11,998,775	235,415,969	10,086,594	226,746,631
Shares Redeemed	(9,745,990)	(209,512,224)	(13,471,628)	(335,078,168)

Net Increase (Decrease)	8,970,258	176,745,358	3,575,471	66,013,267

Class IB
Shares Sold	737,248	$15,492,511	673,404	$16,295,371
Shares Issued for Reinvested Dividends	1,196,244	22,082,672	1,101,190	23,620,519
Shares Redeemed	(1,518,245)	(32,011,866)	(1,776,759)	(42,502,375)

Net Increase (Decrease)	415,247	5,563,317	(2,165)	(2,586,485)

Total Net Increase (Decrease)	9,385,505	$182,308,675	3,573,306	$63,426,782

Small/Mid Cap Equity HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	398,575	$3,507,708	397,984	$4,270,334
Shares Issued for Reinvested Dividends	1,968,095	15,705,402	2,261,931	21,171,669
Shares Redeemed	(2,061,224)	(18,373,275)	(2,707,830)	(28,637,339)

Net Increase (Decrease)	305,446	839,835	(47,916)	(3,195,336)

Class IB
Shares Sold	149,538	$1,423,572	483,494	$4,653,030
Shares Issued for Reinvested Dividends	431,104	3,422,965	475,499	4,426,898
Shares Redeemed	(818,827)	(7,315,334)	(839,380)	(8,908,741)

Net Increase (Decrease)	(238,185)	(2,468,797)	119,613	171,187

Total Net Increase (Decrease)	67,261	$(1,628,962)	71,697	$(3,024,149)

256

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

SmallCap Growth HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	19,697,951	$535,691,497	7,741,148	$234,726,639
Shares Issued for Reinvested Dividends	2,817,860	75,293,233	3,962,872	104,738,700
Shares Redeemed	(5,815,577)	(162,067,889)	(6,070,533)	(177,423,983)

Net Increase (Decrease)	16,700,234	448,916,841	5,633,487	162,041,356

Class IB
Shares Sold	4,994,251	$145,842,507	795,616	$24,308,467
Shares Issued for Reinvested Dividends	906,232	23,707,028	865,284	22,471,437
Shares Redeemed	(1,488,312)	(39,637,029)	(1,315,429)	(38,885,617)

Net Increase (Decrease)	4,412,171	129,912,506	345,471	7,894,287

Total Net Increase (Decrease)	21,112,405	$578,829,347	5,978,958	$169,935,643

Stock HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	107,875	$6,926,566	381,671	$22,943,602
Shares Issued for Reinvested Dividends	395,269	25,254,549	438,709	28,166,569
Shares Redeemed	(3,288,501)	(210,453,182)	(5,074,382)	(304,217,724)

Net Increase (Decrease)	(2,785,357)	(178,272,067)	(4,254,002)	(253,107,553)

Class IB
Shares Sold	38,756	$2,475,585	23,110	$1,411,089
Shares Issued for Reinvested Dividends	38,043	2,429,965	44,140	2,831,617
Shares Redeemed	(514,770)	(32,875,813)	(719,520)	(42,953,479)

Net Increase (Decrease)	(437,971)	(27,970,263)	(652,270)	(38,710,773)

Total Net Increase (Decrease)	(3,223,328)	$(206,242,330)	(4,906,272)	$(291,818,326)

257

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Total Return Bond HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	10,155,250	$116,189,984	13,906,174	$161,254,744
Shares Issued for Reinvested Dividends	13,123,731	144,492,281	8,429,403	97,443,902
Shares Redeemed	(46,945,401)	(535,205,814)	(64,593,363)	(753,674,817)

Net Increase (Decrease)	(23,666,420)	(274,523,549)	(42,257,786)	(494,976,171)

Class IB
Shares Sold	691,074	$7,919,270	1,037,597	$11,943,691
Shares Issued for Reinvested Dividends	1,529,910	16,767,814	984,627	11,323,208
Shares Redeemed	(6,225,863)	(70,699,894)	(7,667,399)	(88,688,467)

Net Increase (Decrease)	(4,004,879)	(46,012,810)	(5,645,175)	(65,421,568)

Total Net Increase (Decrease)	(27,671,299)	$(320,536,359)	(47,902,961)	$(560,397,739)

Ultrashort Bond HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,401,670	$44,094,704	4,545,298	$45,540,750
Shares Issued for Reinvested Dividends	214,454	2,144,538	—	—
Shares Redeemed	(17,928,559)	(179,615,432)	(31,429,195)	(314,815,438)

Net Increase (Decrease)	(13,312,435)	(133,376,190)	(26,883,897)	(269,274,688)

Class IB
Shares Sold	1,221,274	$12,196,809	1,239,006	$12,389,812
Shares Issued for Reinvested Dividends	1,036	10,342	—	—
Shares Redeemed	(3,633,565)	(36,286,423)	(5,421,181)	(54,208,090)

Net Increase (Decrease)	(2,411,255)	(24,079,272)	(4,182,175)	(41,818,278)

Total Net Increase (Decrease)	(15,723,690)	$(157,455,462)	(31,066,072)	$(311,092,966)

258

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

U.S. Government Securities HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,407,701	$35,624,811	2,857,524	$29,752,648
Shares Issued for Reinvested Dividends	761,539	7,889,540	1,128,686	11,648,041
Shares Redeemed	(9,528,094)	(99,648,491)	(12,688,761)	(132,029,460)

Net Increase (Decrease)	(5,358,854)	(56,134,140)	(8,702,551)	(90,628,771)

Class IB
Shares Sold	624,520	$6,508,978	591,060	$6,139,192
Shares Issued for Reinvested Dividends	138,582	1,434,327	213,784	2,201,980
Shares Redeemed	(1,914,362)	(19,961,551)	(2,974,164)	(30,852,008)

Net Increase (Decrease)	(1,151,260)	(12,018,246)	(2,169,320)	(22,510,836)

Total Net Increase (Decrease)	(6,510,114)	$(68,152,386)	(10,871,871)	$(113,139,607)

Value HLS Fund
	For the Year Ended December 31, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,523,744	$40,916,505	2,123,997	$33,647,816
Shares Issued for Reinvested Dividends	1,406,416	22,579,315	454,297	7,727,803
Shares Redeemed	(5,677,276)	(94,566,512)	(7,403,103)	(118,335,543)

Net Increase (Decrease)	(1,747,116)	(31,070,692)	(4,824,809)	(76,959,924)

Class IB
Shares Sold	90,344	$1,476,259	139,305	$2,240,846
Shares Issued for Reinvested Dividends	244,646	3,929,896	71,208	1,210,174
Shares Redeemed	(1,023,557)	(17,008,309)	(1,473,615)	(23,487,470)

Net Increase (Decrease)	(688,567)	(11,602,154)	(1,263,102)	(20,036,450)

Total Net Increase (Decrease)	(2,435,683)	$(42,672,846)	(6,087,911)	$(96,996,374)

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended December 31, 2015, none of the Funds had borrowings under this facility.

12.	Fund Merger:

Reorganization of Hartford Global Research HLS Fund into Hartford Global Growth HLS Fund: At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of Hartford Global Research HLS Fund (“Target Fund”) by Hartford Global Growth HLS Fund (“Acquiring Fund”).

259

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Acquiring Fund immediately before the opening of business on June 23, 2014. The Acquiring Fund acquired the assets and liabilities of the Target Fund in exchange for shares in the Acquiring Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

The Acquiring Fund did not acquire any capital loss carryforwards from the Target Fund.

This merger was accomplished by tax free exchange, as detailed below:

	Net assets of Target Fund on June 20, 2014*	Net assets of Acquiring Fund immediately before Merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund’s shareholders
Class IA	$60,232	$349,166	$409,398	4,416	2,474
Class IB	24,368	75,419	99,787	1,789	1,053

Total	$84,600	$424,585	$509,185	6,205	3,527

*	Final day of operations immediately prior to the merger.

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of June 20, 2014:

Fund	Undistributed Income		Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)		Capital Stock	Total
Target Fund		$(42)	$13,775		$(482)	$71,349	$84,600

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Target Fund and the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2014, were as follows:

Fund	Net Investment Income	Net Gain on Investments	Net Increase in Net Assets Resulting From Operations
Acquiring Fund	$2,932	$34,614	$37,546

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger date.

Reorganization of Hartford Growth HLS Fund into Hartford Growth Opportunities HLS Fund: At a meeting held on February 5, 2014, the Board of Directors of Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and liabilities of Hartford Growth HLS Fund (“Target Fund”) by Hartford Growth Opportunities HLS Fund (“Acquiring Fund”).

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of the Target Fund were acquired by the Acquiring Fund immediately before the opening of business on June 23, 2014. The Acquiring Fund acquired the assets and liabilities of the Target Fund in exchange for shares in the Acquiring Fund, which were distributed pro rata by the Target Fund to shareholders, in complete liquidation of the Target Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on June 20, 2014	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund’s shareholders
Class IA	$160,101	$1,089,960	$1,250,061	12,545	3,722
Class IB	61,940	110,884	172,824	5,013	1,470

Total	$222,041	$1,200,844	$1,422,885	17,558	5,192

260

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

The Target Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of June 20, 2014:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)		Capital Stock	Total
Target Fund	$—	$55,228		$(142)	$166,955	$222,041

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Target Fund and the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the six-month period ended June 30, 2014, are as follows:

Fund	Net Investment Income	Net Gain on Investments	Net Increase in Net Assets Resulting From Operations
Acquiring Fund	$1,190	$87,282	$88,472

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statement of Operations since the merger date.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for partial summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Reverse Stock Split:

On October 21, 2013 for the Ultrashort Bond HLS Fund, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

261

Hartford HLS Funds

Notes to Financial Statements – (continued)

December 31, 2015

15.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Event:

In connection with the preparation of the financial statements of the Funds as of and for the fiscal year ended December 31, 2015, events and transactions subsequent to December 31, 2015, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

262

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Series Fund, Inc. (comprising, respectively, Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprising, respectively, Hartford Growth Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford SmallCap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund) (collectively, together with Hartford Series Fund, Inc., the “Companies”), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2016

263

Hartford HLS Funds

Directors and Officers (Unaudited)

The Board of Directors of Hartford Series Fund, Inc. (“HSF”) and Hartford HLS Series Fund II, Inc. (“HSF2”) (each a “Company” and collectively, the “Companies”) appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies formulated by the Board of Directors of the Companies (each a “Director” and collectively, the “Directors”). Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age.

Each Director, with the exception of Mr. Davey, is an independent or disinterested person, which means he or she is not an “interested person” of the Companies, as defined in the Investment Company Act of 1940 (“1940 Act”). Such individuals are commonly referred to as “Independent Directors.” As of December 31, 2015, each Director serves as a director for HSF, HSF2, The Hartford Mutual Funds, Inc., and The Hartford Mutual Funds II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of December 31, 2015, collectively, consist of 68 funds.1 Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with each Company and date first elected or appointed to HSF and HSF2, principal occupation, and, for Directors, other directorships held. The Funds’ Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford HLS Funds, c/o Hartford Life Insurance Company/Hartford Life and Annuity Insurance Company, P.O. Box 14293, Lexington, KY 40512-4293 for variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates; Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 for all shareholders except variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates.

Information on the aggregate remuneration paid to the Directors of each Company can be found in the Statement of Operations herein.

Non-Interested Directors2

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Duane E. Hill (1945) Director since 2001 (HSF) and 2002 (HSF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005, Chairwoman of the Compliance Committee since 2015

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairwoman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corps Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College (September 2007 to present).

[1]	Effective as of the opening of business on November 23, 2015, The Hartford Alternative Strategies Fund was liquidated.
[2]	Robert M. Gavin, Jr. resigned as a Director of HSF, HSF2, The Hartford Mutual Funds, Inc., and The Hartford Mutual Funds II, Inc., and as a Trustee of The Hartford Alternative Strategies Fund effective August 16, 2015. Mr. Gavin had been a Director of HSF since 2002 and HSF2 since 1986, and Chairman of the Board for each since 2004.

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William P. Johnston (1944) Director since 2005, Chairman of the Board since 2015, Chairman of the Contracts Committee since 2015

Mr. Johnston served as Chairman of the Compliance Committee from 2005 to 2015. In June 2006, he was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (HSF) and 2000 (HSF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as an employee of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, The Hartford Mutual Funds, Inc., and The Hartford Mutual Funds II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Federal Tax Information (Unaudited)

For the fiscal year ended December 31, 2015, there is no further federal tax information required for these Funds.

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Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Hartford Balanced HLS Fund

Hartford Capital Appreciation HLS Fund

Hartford Disciplined Equity HLS Fund

Hartford Dividend and Growth HLS Fund

Hartford Global Growth HLS Fund

Hartford Growth Opportunities HLS Fund

Hartford Healthcare HLS Fund

Hartford High Yield HLS Fund

Hartford International Opportunities HLS Fund

Hartford MidCap HLS Fund

Hartford MidCap Value HLS Fund

Hartford Small Company HLS Fund

Hartford Small/Mid Cap Equity HLS Fund

Hartford SmallCap Growth HLS Fund

Hartford Stock HLS Fund

Hartford Total Return Bond HLS Fund

Hartford Ultrashort Bond HLS Fund

Hartford U.S. Government Securities HLS Fund

Hartford Value HLS Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 4-5, 2015, the Boards of Directors (collectively, the “Board”) of Hartford Series Fund, Inc. (“HLS”) and Hartford HLS Series Fund II, Inc. (“HLS II”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement (the “Management Agreements”) between each of HLS and HLS II, on behalf of each of their respective series covered by this Report (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC”) and the continuation of the investment sub-advisory agreement between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 4-5, 2015 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements applicable to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 16-17, 2015 and August 4-5, 2015. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also received in-person presentations by Fund officers and representatives of HFMC at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the investment management agreement.

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue

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the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ approximately 39 portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s oversight of compliance with each Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with fund combinations in recent years. The Board considered that HFMC or its affiliates are responsible for providing the Funds’ officers. The Board also noted that Hartford Life Insurance Company (“HLIC”) provides administrative services to the Funds. The Board considered its experiences with HFMC and HLIC with respect to each of these services.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, the Board considered the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of each Fund to an appropriate benchmark and universe of peer funds. For detail regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an

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appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations used by HFMC in connection with the continuation of the investment management agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered that the management fee for each Fund includes the fee paid to HLIC for providing certain administrative services to the Fund. With respect to each Fund’s sub-advisory fee schedule, the Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis. The Board also reviewed information from Lipper comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. For detail regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between the Fund and peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, taking into account the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to each Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted the effect of the run-off of the variable annuity business on the HLS Funds and also noted that the Hartford Small/Mid Cap Equity HLS Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

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The Board reviewed and evaluated materials from Lipper and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of each Fund in supporting the variable life insurance and variable annuity products offered by The Hartford.

The Board noted that HLIC, an affiliate of HFMC, receives fees for providing certain administrative services to the Funds and that HFMC receives fees for fund accounting and related services from the Funds. The Board considered information on profits to HLIC and HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds, and the Board reviewed information about the profitability of the Funds’ transfer agency function to HASCO. The Board considered information provided by HASCO in support of HASCO’s assertion that the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives 12b-1 fees from the Funds. The Board also noted that HFD pays 12b-1 fees to affiliated insurance companies that include the Funds as investment options under their variable contracts.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser will not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes.

Fund-by-Fund factors

Hartford Balanced HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its blended custom benchmark for the 1-year period and above its blended custom benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. The Board also noted that the Fund has a temporary management fee waiver through December 31, 2015.

Hartford Capital Appreciation HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods, and above its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

Hartford Disciplined Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

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•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Dividend and Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 5-year periods, and in line with its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Global Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

Hartford Growth Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods, and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Healthcare HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 2nd quintile.

Hartford High Yield HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 5th quintile of its expense group, while its total expenses (less 12b- 1 and shareholder service fees) were in the 4th quintile.

Hartford International Opportunities HLS Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee, and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford MidCap HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board and Management noted that the performance of the Fund was within expectations.

272

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford MidCap Value HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group.

Hartford Small Company HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 2nd quintile for the 3-year period and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Small/Mid Cap Equity HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 3-year periods and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford SmallCap Growth HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Stock HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 5-year periods and 5th quintile for the 3-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year periods. The Board considered that, in response to questions raised concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford Total Return Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Ultrashort Bond HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

273

Hartford HLS Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

Hartford U.S. Government Securities HLS Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Value HLS Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

274

Hartford HLS Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund) Active trading could increase a Fund’s transaction costs.

Asset Allocation Strategy Risk: (Balanced HLS Fund and Capital Appreciation HLS Fund) The portfolio managers’ asset allocation strategy may not always work as intended.

Derivatives Risk: (High Yield HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency risk, leverage risk, liquidity risk, index risk, pricing risk, and counterparty risk.

Dividend Paying Security Risk: (Dividend and Growth HLS Fund) For dividend-paying stocks, dividends are not guaranteed and may increase or decrease without notice.

Fixed Income Risk: (Balanced HLS Fund, High Yield HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Fixed-income securities are subject to credit risk, liquidity risk, call risk, and interest-rate risk. As interest rates rise, bond prices generally fall.

Foreign Investment Risk: (Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and Value HLS Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments.

Foreign Investment and Emerging Markets Risk: (Capital Appreciation HLS Fund, Global Growth HLS Fund, Healthcare HLS Fund, International Opportunities HLS Fund and Total Return Bond HLS Fund) Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: (Global Growth HLS Fund, Growth Opportunities HLS Fund, Small Company HLS Fund and SmallCap Growth HLS Fund) A Fund’s growth-investing style may become out of favor, which may result in periods of underperformance.

Health Sector Risk: (Healthcare HLS Fund) Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Junk Bond Risk: (High Yield HLS Fund) Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher rated debt securities.

Market, Selection and Strategy Risk: (All Funds) A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. There is no guarantee a Fund will achieve its stated objective. With respect to the Capital Appreciation HLS Fund, Small Company HLS Fund, and SmallCap Growth HLS Fund, the investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Mid-Cap Stock Risk: (Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund and MidCap Value HLS Fund) Mid-cap stocks can have greater risk and volatility than large-cap stocks.

Mortgage-Backed Securities Risk: (Balanced HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Mortgage-backed securities are subject to credit risk, interest-rate risk, prepayment risk, and extension risk.

Quantitative Analysis Risk: (Disciplined Equity HLS Fund and Small/Mid Cap Equity HLS Fund) Securities selected by using quantitative analysis may perform differently from the broader stock market.

Reverse Repurchase Agreements and Dollar Rolls Risk: (Ultrashort Bond HLS Fund) The Fund may use dollar rolls and repurchase agreements, which can increase risk and volatility.

275

Hartford HLS Funds

Main Risks (Unaudited) – (continued)

Small-Cap Stock Risk: (Small Company HLS Fund and SmallCap Growth HLS Fund) Small-cap stocks can have greater risk and volatility than large-cap stocks.

Small/Mid-Cap Stock Risk: (Capital Appreciation HLS Fund, Healthcare HLS Fund and Small/Mid Cap Equity HLS Fund) Small- and mid-cap stocks can have greater risk and volatility than large-cap stocks.

To Be Announced (TBA) Securities Risk: (Total Return Bond HLS Fund and U.S. Government Securities HLS Fund) A Fund may buy securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk.

U.S. Government Securities Risk: (Balanced HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government.

Value Investing Risk: (MidCap Value HLS Fund and Value HLS Fund) The value-investing style may become out of favor, which may result in periods of underperformance.

276

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information ..

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.: 1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

Series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Hartford Fund” and collectively, the “Hartford Funds”) are not subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”) but are underwritten, distributed by and advised by subsidiaries of The Hartford. Investments in the Hartford Funds are not guaranteed by The Hartford or any other entity.

This report is submitted for the general information of the shareholders of the Hartford Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Hartford Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Hartford Fund. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Hartford Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 or 800-279-1541. Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

HLSAR15  2-16    115336-4    Printed in U.S.A.

hartfordfunds.com 888-843-7824 @hartfordfunds hartfordfunds.com/linkedin

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the code of ethics is filed herewith.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$306,140 for the fiscal year ended December 31, 2014; $367,360 for the fiscal year ended December 31, 2015.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$9,148 for the fiscal year ended December 31, 2014; $25,634 for the fiscal year ended December 31, 2015. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities and Exchange Act of 1934 and procedures performed over the transition of fund accounting administration.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$77,244 for the fiscal year ended December 31, 2014; $88,114 for the fiscal year ended December 31, 2015. Tax-related services are principally in connection with, but not limited to, general tax services and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended December 31, 2014; $0 for the fiscal year ended December 31, 2015.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the Registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the Registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended December 31, 2015, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

$1,433,983 for the fiscal year ended December 31, 2014; $1,862,111 for the fiscal year ended December 31, 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: February 29, 2016	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller